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                  PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                                  SPONSORED BY

                                  SUNTRUST BANK

                             BASIC PLAN DOCUMENT #02

                                   JUNE, 2002



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                                                          TABLE OF CONTENTS


                                                              ARTICLE 1
                                                 PLAN ELIGIBILITY AND PARTICIPATION

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1.1      ELIGIBILITY FOR PLAN PARTICIPATION.............................................................................1
1.2      EXCLUDED EMPLOYEES.............................................................................................1
         (a)      Independent contractors...............................................................................1
         (b)      Leased Employees......................................................................................1
1.3      EMPLOYEES OF RELATED EMPLOYERS.................................................................................2
         (a)      Nonstandardized Agreement.............................................................................2
         (b)      Standardized Agreement................................................................................2
1.4      MINIMUM AGE AND SERVICE CONDITIONS.............................................................................2
         (a)      Maximum permissible age and service conditions........................................................2
         (b)      Year of Service.......................................................................................2
         (c)      Eligibility Computation Periods.......................................................................2
         (d)      Application of eligibility rules......................................................................3
         (e)      Amendment of age and service requirements.............................................................3
1.5      ENTRY DATES....................................................................................................3
         (a)      Entry Date requirements...............................................................................3
         (b)      Single annual Entry Date..............................................................................3
1.6      ELIGIBILITY BREAK IN SERVICE RULES.............................................................................4
         (a)      Rule of Parity Break in Service.......................................................................4
         (b)      One-year Break in Service rule for Plans using a two Years of Service eligibility condition...........4
         (c)      One-year holdout Break in Service rule................................................................4
1.7      ELIGIBILITY UPON REEMPLOYMENT..................................................................................5
1.8      OPERATING RULES FOR EMPLOYEES EXCLUDED BY CLASS................................................................5
         (a)     Eligible Participant becomes part of an excluded class of Employees....................................5
         (b)     Excluded Employee becomes part of an eligible class of Employee........................................5
1.9      RELATIONSHIP TO ACCRUAL OF BENEFITS............................................................................5
1.10     WAIVER OF PARTICIPATION........................................................................................5

                                                              ARTICLE 2
                                               EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

2.1      AMOUNT OF EMPLOYER CONTRIBUTIONS...............................................................................6
         (a)      Limitation on Employer Contributions..................................................................6
         (b)      Limitation on Included Compensation...................................................................6
         (c)      Contribution of property..............................................................................6
         (d)      Frozen Plan...........................................................................................6
2.2      PROFIT SHARING PLAN CONTRIBUTION AND ALLOCATIONS...............................................................6
         (a)      Amount of Employer Contribution.......................................................................6
         (b)      Allocation formula for Employer Contributions.........................................................7
         (c)      Special rules for determining Included Compensation...................................................9
2.3      401(K) PLAN CONTRIBUTIONS AND ALLOCATIONS.....................................................................10
         (a)      Section 401(k) Deferrals.............................................................................10

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         (b)      Employer Matching Contributions......................................................................11
         (c)      Qualified Matching Contributions (QMACs).............................................................11
         (d)      Employer Nonelective Contributions...................................................................12
         (e)      Qualified Nonelective Contributions (QNECs)..........................................................12
         (f)      Safe Harbor Contributions............................................................................12
         (g)      Prior SIMPLE 401(k) plan.............................................................................13

2.4      MONEY PURCHASE PLAN CONTRIBUTION AND ALLOCATIONS..............................................................13
         (a)      Employer Contributions...............................................................................13
         (b)      Uniform percentage or uniform dollar amount..........................................................13
         (c)      Permitted Disparity Method...........................................................................13
         (d)      Contribution based on service........................................................................14
         (e)      Davis-Bacon Contribution Formula.....................................................................14
         (f)      Applicable period for determining Included Compensation..............................................15
         (g)      Special rules for determining Included Compensation..................................................15
         (h)      Limit on contribution where Employer maintains another plan in addition to a money purchase plan.....15
2.5      TARGET BENEFIT PLAN CONTRIBUTION..............................................................................15
         (a)      Stated Benefit.......................................................................................15
         (b)      Employer Contribution................................................................................16
         (c)      Benefit formula......................................................................................16
         (d)      Definitions..........................................................................................21
2.6      ALLOCATION CONDITIONS.........................................................................................23
         (a)      Safe harbor allocation condition.....................................................................24
         (b)      Application of last day of employment rule for money purchase and target benefit Plans in year of termination.......................................................................................24
         (c)      Elapsed Time Method..................................................................................24
         (d)      Special allocation condition for Employer Matching Contributions under Nonstandardized 401(k)
                  Agreement............................................................................................24
         (e)      Application to designated period.....................................................................25
2.7      FAIL-SAFE COVERAGE PROVISION..................................................................................26
         (a)      Top-Heavy Plans......................................................................................27
         (b)      Category 1 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees)
                  who are still employed by the Employer on the last day of the Plan Year but who failed to satisfy the Plan's Hours of Service condition................................................................27
         (c)      Category 2 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees)
                  who terminated employment during the Plan Year with more than 500 Hours of Service...................27
         (d)      Special Fail-Safe Coverage Provision.................................................................27
2.8      DEDUCTIBLE EMPLOYEE CONTRIBUTIONS.............................................................................27

                                                              ARTICLE 3
                               EMPLOYEE AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND TRANSFERS

3.1      EMPLOYEE AFTER-TAX CONTRIBUTIONS..............................................................................28
3.2      ROLLOVER CONTRIBUTIONS........................................................................................28
3.3      TRANSFER OF ASSETS............................................................................................28
         (a)      Protection of Protected Benefits.....................................................................29
         (b)      Transferee plan......................................................................................29
         (c)      Transfers from a Defined Benefit Plan, money purchase plan or 401(k) plan............................29

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                                                              ARTICLE 4
                                                         PARTICIPANT VESTING


         (d)      Qualified Transfer...................................................................................29
         (e)      Trustee's right to refuse transfer...................................................................31

4.1      IN GENERAL....................................................................................................32
         (a)      Attainment of Normal Retirement Age..................................................................32
         (b)      Vesting upon death, becoming Disabled, or attainment of Early Retirement Age.........................32
         (c)      Addition of Employer Nonelective Contribution or Employer Matching Contribution......................32
         (d)      Vesting upon merger, consolidation or transfer.......................................................32
4.2      VESTING SCHEDULES.............................................................................................32
         (a)      Full and immediate vesting schedule..................................................................32
         (b)      7-year graded vesting schedule.......................................................................33
         (c)      6-year graded vesting schedule.......................................................................33
         (d)      5-year cliff vesting schedule........................................................................33
         (e)      3-year cliff vesting schedule........................................................................33
         (f)      Modified vesting schedule............................................................................33
4.3      SHIFT TO/FROM TOP-HEAVY VESTING SCHEDULE......................................................................33
4.4      VESTING COMPUTATION PERIOD....................................................................................33
         (a)      Anniversary Years....................................................................................33
         (b)      Measurement on same Vesting Computation Period.......................................................33
4.5      CREDITING YEARS OF SERVICE FOR VESTING PURPOSES...............................................................33
         (a)      Calculating Hours of Service.........................................................................33
         (b)      Excluded service.....................................................................................34
4.6      VESTING BREAK IN SERVICE RULES................................................................................34
         (a)      One-year holdout Break in Service....................................................................34
         (b)      Five-Year Forfeiture Break in Service................................................................34
         (c)      Rule of Parity Break in Service......................................................................34
4.7      AMENDMENT OF VESTING SCHEDULE.................................................................................35
4.8      SPECIAL VESTING RULE - IN-SERVICE DISTRIBUTION WHEN ACCOUNT BALANCE LESS THAN 100% VESTED.....................35

                                                              ARTICLE 5
                                                             FORFEITURES

5.1      IN GENERAL....................................................................................................36
5.2      TIMING OF FORFEITURE..........................................................................................36
         (a)      Cash-Out Distribution................................................................................36
         (b)      Five-Year Forfeiture Break in Service................................................................36
         (c)      Lost Participant or Beneficiary......................................................................36
         (d)      Forfeiture of Employer Matching Contributions........................................................36
5.3      FORFEITURE EVENTS.............................................................................................36
         (a)      Cash-Out Distribution................................................................................36
         (b)      Five-Year Forfeiture Break in Service................................................................38
         (c)      Lost Participant or Beneficiary......................................................................39
         (d)      Forfeiture of Employer Matching Contributions........................................................39
5.4      TIMING OF FORFEITURE ALLOCATION...............................................................................39

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5.5      METHOD OF ALLOCATING FORFEITURES..............................................................................39
         (a)      Reallocation of forfeitures..........................................................................39
         (b)      Reduction of contributions...........................................................................39
         (c)      Payment of Plan expenses.............................................................................39

                                                              ARTICLE 6
                                                SPECIAL SERVICE CREDITING PROVISIONS

6.1      YEAR OF SERVICE - ELIGIBILITY................................................................................40
         (a)      Selection of Hours of Service........................................................................40
         (b)      Use of Equivalency Method............................................................................40
         (c)      Use of Elapsed Time Method...........................................................................40
6.2      ELIGIBILITY COMPUTATION PERIOD................................................................................40
6.3      YEAR OF SERVICE - VESTING.....................................................................................40
         (a)      Selection of Hours of Service........................................................................40
         (b)      Equivalency Method...................................................................................40
         (c)      Elapsed Time Method..................................................................................41
6.4      VESTING COMPUTATION PERIOD....................................................................................41
6.5      DEFINITIONS...................................................................................................41
         (a)      Equivalency Method...................................................................................41
         (b)      Elapsed Time Method..................................................................................41
6.6      SWITCHING CREDITING METHODS...................................................................................41
         (a)      Shift from crediting Hours of Service to Elapsed Time Method.........................................41
         (b)      Shift from Elapsed Time Method to an Hours of Service method.........................................42
6.7      SERVICE WITH PREDECESSOR EMPLOYERS............................................................................42

                                                              ARTICLE 7
                                                LIMITATION ON PARTICIPANT ALLOCATIONS

7.1      ANNUAL ADDITIONS LIMITATION - NO OTHER PLAN PARTICIPATION.....................................................43
         (a)      Annual Additions Limitation..........................................................................43
         (b)      Using estimated Total Compensation...................................................................43
         (c)      Disposition of Excess Amount.........................................................................43
7.2      ANNUAL ADDITIONS LIMITATION - PARTICIPATION IN ANOTHER PLAN...................................................44
         (a)      In general...........................................................................................44
         (b)      This Plan's Annual Addition Limitation...............................................................44
         (c)      Annual Additions reduction...........................................................................44
         (d)      No Annual Additions permitted........................................................................44
         (e)      Using estimated Total Compensation...................................................................44
         (f)      Excess Amounts.......................................................................................45
         (g)      Disposition of Excess Amounts........................................................................45
7.3      MODIFICATION OF CORRECTION PROCEDURES.........................................................................45
7.4      DEFINITIONS RELATING TO THE ANNUAL ADDITIONS LIMITATION.......................................................45
         (a)      Annual Additions.....................................................................................45
         (b)      Defined Contribution Dollar Limitation...............................................................46
         (c)      Employer.............................................................................................46
         (d)      Excess Amount........................................................................................46


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         (e)      Limitation Year......................................................................................46
         (f)      Maximum Permissible Amount...........................................................................46
         (g)      Total Compensation...................................................................................46
7.5      PARTICIPATION IN A DEFINED BENEFIT PLAN.......................................................................47
         (a)      Repeal of rule.......................................................................................47
         (b)      Special definitions relating to Section 7.5..........................................................47

                                                              ARTICLE 8
                                                         PLAN DISTRIBUTIONS

8.1      DISTRIBUTION OPTIONS..........................................................................................49
8.2      AMOUNT ELIGIBLE FOR DISTRIBUTION..............................................................................49
8.3      DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT.................................................................49
         (a)      Account Balance exceeding $5,000.....................................................................49
         (b)      Account Balance not exceeding $5,000.................................................................50
         (c)      Permissible distribution events under a 401(k) plan..................................................50
         (d)      Disabled Participant.................................................................................50
         (e)      Determining whether vested Account Balance exceeds $5,000............................................50
         (f)      Effective date of $5,000 vested Account Balance rule.................................................51
8.4      DISTRIBUTION UPON THE DEATH OF THE PARTICIPANT................................................................51
         (a)      Post-retirement death benefit........................................................................51
         (b)      Pre-retirement death benefit.........................................................................51
         (c)      Determining a Participant's Beneficiary..............................................................52
8.5      DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT..............................................................53
         (a)      Employee After-Tax Contributions, Rollover Contributions, and transfers..............................53
         (b)      Employer Contributions...............................................................................53
         (c)      Section 401(k) Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions,
                  and Safe Harbor Contributions........................................................................53
         (d)      Corrective distributions.............................................................................54
8.6      HARDSHIP DISTRIBUTION.........................................................................................54
         (a)      Safe harbor Hardship distribution....................................................................54
         (b)      Non-safe harbor Hardship distribution................................................................55
         (c)      Amount available for distribution....................................................................55
8.7      PARTICIPANT CONSENT...........................................................................................55
         (a)      Participant notice...................................................................................55
         (b)      Special rules........................................................................................55
8.8      DIRECT ROLLOVERS..............................................................................................56
         (a)      Eligible Rollover Distribution.......................................................................56
         (b)      Eligible Retirement Plan.............................................................................56
         (c)      Direct Rollover......................................................................................56
         (d)      Direct Rollover notice...............................................................................57
         (e)      Special rules for Hardship withdrawals of Section 401(k) Deferrals...................................57
8.9      SOURCES OF DISTRIBUTION.......................................................................................57
         (a)      Exception for Hardship withdrawals...................................................................57
         (b)      In-kind distributions................................................................................57


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                                                              ARTICLE 9
                                               JOINT AND SURVIVOR ANNUITY REQUIREMENTS

9.1      APPLICABILITY.................................................................................................58
         (a)      Election to have requirements apply..................................................................58
         (b)      Election to have requirements not apply..............................................................58
         (c)      Accumulated deductible employee contributions........................................................58
9.2      QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA)...................................................................58
9.3      QUALIFIED PRERETIREMENT SURVIVOR ANNUITY (QPSA)...............................................................58
9.4      DEFINITIONS...................................................................................................59
         (a)      Qualified Joint and Survivor Annuity (QJSA)..........................................................59
         (b)      Qualified Preretirement Survivor Annuity (QPSA)......................................................59
         (c)      Distribution Commencement Date.......................................................................59
         (d)      Qualified Election...................................................................................59
         (e)      QPSA Election Period.................................................................................59
         (f)      Pre-Age 35 Waiver....................................................................................60
9.5      NOTICE REQUIREMENTS...........................................................................................60
         (a)      QJSA.................................................................................................60
         (b)      QPSA.................................................................................................60
9.6      EXCEPTION TO THE JOINT AND SURVIVOR ANNUITY REQUIREMENTS......................................................60
9.7      TRANSITIONAL RULES............................................................................................60
         (a)      Automatic joint and survivor annuity.................................................................61
         (b)      Election of early survivor annuity...................................................................61
         (c)      Qualified Early Retirement Age.......................................................................61

                                                             ARTICLE 10
                                                       REQUIRED DISTRIBUTIONS

10.1     REQUIRED DISTRIBUTIONS BEFORE DEATH...........................................................................62
         (a)      Deferred distributions...............................................................................62
         (b)      Required minimum distributions.......................................................................62
10.2     REQUIRED DISTRIBUTIONS AFTER DEATH............................................................................62
         (a)      Distribution beginning before death..................................................................62
         (b)      Distribution beginning after death...................................................................62
         (c)      Treatment of trust beneficiaries as Designated Beneficiaries.........................................63
         (d)      Trust beneficiary qualifying for marital deduction...................................................63
10.3     DEFINITIONS...................................................................................................64
         (a)      Required Beginning Date..............................................................................64
         (b)      Five-Percent Owner...................................................................................64
         (c)      Designated Beneficiary...............................................................................64
         (d)      Applicable Life Expectancy...........................................................................64
         (e)      Life Expectancy......................................................................................65
         (f)      Distribution Calendar Year...........................................................................65
         (g)      Participant's Benefit................................................................................65
10.4     GUST ELECTIONS................................................................................................65
         (a)      Distributions under Old-Law Required Beginning Date rules............................................65

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         (b)      Option to postpone distributions.....................................................................65
         (c)      Election to stop minimum required distributions......................................................66
10.5     TRANSITIONAL RULE.............................................................................................67

                                                             ARTICLE 11
                                           PLAN ADMINISTRATION AND SPECIAL OPERATING RULES

11.1     PLAN ADMINISTRATOR............................................................................................68
         (a)      Acceptance of responsibility by designated Plan Administrator........................................68
         (b)      Resignation of designated Plan Administrator.........................................................68
         (c)      Named Fiduciary......................................................................................68
11.2     DUTIES AND POWERS OF THE PLAN ADMINISTRATOR...................................................................68
         (a)      Delegation of duties and powers......................................................................68
         (b)      Specific duties and powers...........................................................................68
11.3     EMPLOYER RESPONSIBILITIES.....................................................................................69
11.4     PLAN ADMINISTRATION EXPENSES..................................................................................69
11.5     QUALIFIED DOMESTIC RELATIONS ORDERS (QDROS)...................................................................69
         (a)      In general...........................................................................................69
         (b)      Qualified Domestic Relations Order (QDRO)............................................................69
         (c)      Recognition as a QDRO................................................................................69
         (d)      Contents of QDRO.....................................................................................70
         (e)      Impermissible QDRO provisions........................................................................70
         (f)      Immediate distribution to Alternate Payee............................................................70
         (g)      No fee for QDRO determination........................................................................70
         (h)      Default QDRO procedure...............................................................................70
11.6     CLAIMS PROCEDURE..............................................................................................71
         (a)      Filing a claim.......................................................................................71
         (b)      Notification of Plan Administrator's decision........................................................72
         (c)      Review procedure.....................................................................................72
         (d)      Decision on review...................................................................................72
         (e)      Default claims procedure.............................................................................72
11.7     OPERATIONAL RULES FOR SHORT PLAN YEARS........................................................................72
11.8     OPERATIONAL RULES FOR RELATED EMPLOYER GROUPS.................................................................73

                                                             ARTICLE 12
                                                          TRUST PROVISIONS

12.1     CREATION OF TRUST.............................................................................................74
12.2     TRUSTEE.......................................................................................................74
         (a)      Discretionary Trustee................................................................................74
         (b)      Directed Trustee.....................................................................................74
12.3     TRUSTEE'S RESPONSIBILITIES REGARDING ADMINISTRATION OF TRUST..................................................74
12.4     TRUSTEE'S RESPONSIBILITY REGARDING INVESTMENT OF PLAN ASSETS..................................................75
12.5     MORE THAN ONE PERSON AS TRUSTEE...............................................................................76
12.6     ANNUAL VALUATION..............................................................................................76
12.7     REPORTING TO PLAN ADMINISTRATOR AND EMPLOYER..................................................................76
12.8     REASONABLE COMPENSATION.......................................................................................76

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12.9     RESIGNATION AND REMOVAL OF TRUSTEE............................................................................77
12.10    INDEMNIFICATION OF TRUSTEE....................................................................................77
12.11    APPOINTMENT OF CUSTODIAN......................................................................................77

                                                             ARTICLE 13
                                                   PLAN ACCOUNTING AND INVESTMENTS

13.1     PARTICIPANT ACCOUNTS..........................................................................................78
13.2     VALUE OF PARTICIPANT ACCOUNTS.................................................................................78
         (a)      Periodic valuation...................................................................................78
         (b)      Daily valuation......................................................................................78
13.3     ADJUSTMENTS TO PARTICIPANT ACCOUNTS...........................................................................78
         (a)      Distributions and forfeitures from a Participant's Account...........................................78
         (b)      Life insurance premiums and dividends................................................................78
         (c)      Contributions and forfeitures allocated to a Participant's Account...................................78
         (d)      Net income or loss...................................................................................78
13.4     PROCEDURES FOR DETERMINING NET INCOME OR LOSS.................................................................78
         (a)      Net income or loss attributable to General Trust Account.............................................78
         (b)      Net income or loss attributable to a Directed Account................................................79
         (c)      Share or unit accounting.............................................................................79
         (d)      Suspense accounts....................................................................................79
13.5     INVESTMENTS UNDER THE PLAN....................................................................................80
         (a)      Investment options...................................................................................80
         (b)      Limitations on the investment in Qualifying Employer Securities and Qualifying Employer
                  Real Property........................................................................................80
         (c)      Participant direction of investments.................................................................81

                                                             ARTICLE 14
                                                          PARTICIPANT LOANS

14.1     DEFAULT LOAN POLICY...........................................................................................83
14.2     ADMINISTRATION OF LOAN PROGRAM................................................................................83
14.3     AVAILABILITY OF PARTICIPANT LOANS.............................................................................83
14.4     REASONABLE INTEREST RATE......................................................................................83
14.5     ADEQUATE SECURITY.............................................................................................83
14.6     PERIODIC REPAYMENT............................................................................................84
         (a)      Unpaid leave of absence..............................................................................84
         (b)      Military leave.......................................................................................84
14.7     LOAN LIMITATIONS..............................................................................................84
14.8     SEGREGATED INVESTMENT.........................................................................................85
14.9     SPOUSAL CONSENT...............................................................................................85
14.10    PROCEDURES FOR LOAN DEFAULT...................................................................................85
14.11    TERMINATION OF EMPLOYMENT.....................................................................................86
         (a)      Offset of outstanding loan...........................................................................86
         (b)      Direct Rollover......................................................................................86
         (c)      Modified loan policy.................................................................................86

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                                                             ARTICLE 15
                                                    INVESTMENT IN LIFE INSURANCE

15.1     INVESTMENT IN LIFE INSURANCE..................................................................................87
15.2     INCIDENTAL LIFE INSURANCE RULES...............................................................................87
         (a)      Ordinary life insurance policies.....................................................................87
         (b)      Life insurance policies other than ordinary life.....................................................87
         (c)      Combination of ordinary and other life insurance policies............................................87
         (d)      Exception for certain profit sharing and 401(k) plans................................................87
         (e)      Exception for Employee After-Tax Contributions and Rollover Contributions............................87
15.3     OWNERSHIP OF LIFE INSURANCE POLICIES..........................................................................87
15.4     EVIDENCE OF INSURABILITY......................................................................................87
15.5     DISTRIBUTION OF INSURANCE POLICIES............................................................................87
15.6     DISCONTINUANCE OF INSURANCE POLICIES..........................................................................88
15.7     PROTECTION OF INSURER.........................................................................................88
15.8     NO RESPONSIBILITY FOR ACT OF INSURER..........................................................................88

                                                             ARTICLE 16
                                                     TOP-HEAVY PLAN REQUIREMENTS

16.1     IN GENERAL....................................................................................................89
16.2     TOP-HEAVY PLAN CONSEQUENCES...................................................................................89
         (a)      Minimum allocation for Non-Key Employees.............................................................89
         (b)      Special Top-Heavy Vesting Rules......................................................................91
16.3     TOP-HEAVY DEFINITIONS.........................................................................................91
         (a)      Determination Date...................................................................................91
         (b)      Determination Period.................................................................................91
         (c)      Key Employee.........................................................................................91
         (d)      Permissive Aggregation Group.........................................................................91
         (e)      Present Value........................................................................................91
         (f)      Required Aggregation Group...........................................................................92
         (g)      Top-Heavy Plan.......................................................................................92
         (h)      Top-Heavy Ratio......................................................................................92
         (i)      Total Compensation...................................................................................93
         (j)      Valuation Date.......................................................................................93

                                                             ARTICLE 17
                                                       401(K) PLAN PROVISIONS

17.1     LIMITATION ON THE AMOUNT OF SECTION 401(K) DEFERRALS..........................................................94
         (a)      In general...........................................................................................94
         (b)      Maximum deferral limitation..........................................................................94
         (c)      Correction of Code ss.402(g) violation...............................................................94
17.2     NONDISCRIMINATION TESTING OF SECTION 401(K) DEFERRALS - ADP TEST..............................................95
         (a)      ADP Test testing methods.............................................................................95
         (b)      Special rule for first Plan Year.....................................................................96
         (c)      Use of QMACs and QNECs under the ADP Test............................................................96

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         (d)      Correction of Excess Contributions...................................................................96
         (e)      Adjustment of deferral rate for Highly Compensated Employees.........................................98
17.3     NONDISCRIMINATION TESTING OF EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE AFTER-TAX
         CONTRIBUTIONS - ACP TEST......................................................................................98
         (a)      ACP Test testing methods.............................................................................98
         (b)      Special rule for first Plan Year.....................................................................99
         (c)      Use of Section 401(k) Deferrals and QNECs under the ACP Test.........................................99
         (d)      Correction of Excess Aggregate Contributions.........................................................99
         (e)      Adjustment of contribution rate for Highly Compensated Employees....................................101
17.4     MULTIPLE USE TEST............................................................................................101
         (a)      Aggregate Limit.....................................................................................101
         (b)      Correction of the Multiple Use Test.................................................................101
17.5     SPECIAL TESTING RULES........................................................................................102
         (a)      Special rule for determining ADP and ACP of Highly Compensated Employee Group.......................102
         (b)      Aggregation of plans................................................................................102
         (c)      Disaggregation of plans.............................................................................102
         (d)      Special rules for the Prior Year Testing Method.....................................................103
17.6     SAFE HARBOR 401(K) PLAN PROVISIONS...........................................................................103
         (a)      Safe harbor conditions..............................................................................103
         (b)      Deemed compliance with ADP Test.....................................................................107
         (c)      Deemed compliance with ACP Test.....................................................................107
         (d)      Rules for applying the ACP Test.....................................................................108
         (e)      Aggregated plans....................................................................................108
         (f)      First year of plan..................................................................................108
17.7     DEFINITIONS..................................................................................................108
         (a)      ACP - Average Contribution Percentage...............................................................108
         (b)      ADP - Average Deferral Percentage...................................................................108
         (c)      Excess Aggregate Contributions......................................................................108
         (d)      Excess Contributions................................................................................109
         (e)      Highly Compensated Employee Group...................................................................109
         (f)      Nonhighly Compensated Employee Group................................................................109
         (g)      QMACs - Qualified Matching Contribution.............................................................109
         (h)      QNECs - Qualified Nonelective Contributions.........................................................109
         (i)      Testing Compensation................................................................................109

                                                             ARTICLE 18
                                                   PLAN AMENDMENTS AND TERMINATION

18.1     PLAN AMENDMENTS..............................................................................................110
         (a)      Amendment by the Prototype Sponsor..................................................................110
         (b)      Amendment by the Employer...........................................................................110
         (c)      Protected Benefits..................................................................................111
18.2     PLAN TERMINATION.............................................................................................111
         (a)      Full and immediate vesting..........................................................................111
         (b)      Distribution procedures.............................................................................111

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         (c)     Termination upon merger, liquidation or dissolution of the Employer..................................112
18.3     MERGER OR CONSOLIDATION......................................................................................112

                                                             ARTICLE 19
                                                            MISCELLANEOUS

19.1     EXCLUSIVE BENEFIT............................................................................................113
19.2     RETURN OF EMPLOYER CONTRIBUTIONS.............................................................................113
         (a)      Mistake of fact.....................................................................................113
         (b)      Disallowance of deduction...........................................................................113
         (c)      Failure to initially qualify........................................................................113
19.3     ALIENATION OR ASSIGNMENT.....................................................................................113
19.4     PARTICIPANTS' RIGHTS.........................................................................................113
19.5     MILITARY SERVICE.............................................................................................113
19.6     PAIRED PLANS.................................................................................................113
19.7     ANNUITY CONTRACT.............................................................................................114
19.8     USE OF IRS COMPLIANCE PROGRAMS...............................................................................114
19.9     LOSS OF PROTOTYPE STATUS.....................................................................................114
19.10    GOVERNING LAW................................................................................................114
19.11    WAIVER OF NOTICE.............................................................................................114
19.12    USE OF ELECTRONIC MEDIA......................................................................................114
19.13    SEVERABILITY OF PROVISIONS...................................................................................114
19.14    BINDING EFFECT...............................................................................................114

                                                             ARTICLE 20
                                                 GUST ELECTIONS AND EFFECTIVE DATES

20.1     GUST EFFECTIVE DATES.........................................................................................115
20.2     HIGHLY COMPENSATED EMPLOYEE DEFINITION.......................................................................115
         (a)      Top-Paid Group Test.................................................................................115
         (b)      Calendar Year Election..............................................................................115
         (c)      Old-Law Calendar Year Election......................................................................115
20.3     REQUIRED MINIMUM DISTRIBUTIONS...............................................................................116
20.4     $5,000 INVOLUNTARY DISTRIBUTION THRESHOLD....................................................................116
20.5     REPEAL OF FAMILY AGGREGATION FOR ALLOCATION PURPOSES.........................................................116
20.6     ADP/ACP TESTING METHODS......................................................................................116
20.7     SAFE HARBOR 401(K) PLAN......................................................................................116

                                                             ARTICLE 21
                                          PARTICIPATION BY RELATED EMPLOYERS (CO-SPONSORS)

21.1     CO-SPONSOR ADOPTION PAGE.....................................................................................117
21.2     PARTICIPATION BY EMPLOYEES OF CO-SPONSOR.....................................................................117
21.3     ALLOCATION OF CONTRIBUTIONS AND FORFEITURES..................................................................117
21.4     CO-SPONSOR NO LONGER A RELATED EMPLOYER......................................................................117
         (a)      Manner of discontinuing participation...............................................................117
         (b)      Multiple employer plan..............................................................................117
21.5     SPECIAL RULES FOR STANDARDIZED AGREEMENTS....................................................................117

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         (a)      New Related Employer................................................................................118
         (b)      Former Related Employer.............................................................................118

                                                             ARTICLE 22
                                                          PLAN DEFINITIONS

22.1     ACCOUNT......................................................................................................119
22.2     ACCOUNT BALANCE..............................................................................................119
22.3     ACCRUED BENEFIT..............................................................................................119
22.4     ACP -- AVERAGE CONTRIBUTION PERCENTAGE.......................................................................119
22.5     ACP TEST -- ACTUAL CONTRIBUTION PERCENTAGE TEST..............................................................119
22.6     ACTUAL HOURS CREDITING METHOD................................................................................119
22.7     ADOPTION AGREEMENT...........................................................................................119
22.8     ADP -- AVERAGE DEFERRAL PERCENTAGE...........................................................................119
22.9     ADP TEST -- ACTUAL DEFERRAL PERCENTAGE TEST..................................................................119
22.10    AGREEMENT....................................................................................................119
22.11    AGGREGATE LIMIT..............................................................................................119
22.12    ALTERNATE PAYEE..............................................................................................119
22.13    ANNIVERSARY YEAR METHOD......................................................................................119
22.14    ANNIVERSARY YEARS............................................................................................119
22.15    ANNUAL ADDITIONS.............................................................................................120
22.16    ANNUAL ADDITIONS LIMITATION..................................................................................120
22.17    ANNUITY STARTING DATE........................................................................................120
22.18    APPLICABLE LIFE EXPECTANCY...................................................................................120
22.19    APPLICABLE PERCENTAGE........................................................................................120
22.20    AVERAGE COMPENSATION.........................................................................................120
22.21    AVERAGING PERIOD.............................................................................................120
22.22    BALANCE FORWARD METHOD.......................................................................................120
22.23    BASIC PLAN DOCUMENT..........................................................................................120
22.24    BENEFICIARY..................................................................................................120
22.25    BPD..........................................................................................................120
22.26    BREAK-IN-SERVICE - ELIGIBILITY...............................................................................120
22.27    BREAK-IN-SERVICE - VESTING...................................................................................120
22.28    CALENDAR YEAR ELECTION.......................................................................................120
22.29    CASH-OUT DISTRIBUTION........................................................................................120
22.30    CODE.........................................................................................................120
22.31    CODE SS.415 SAFE HARBOR COMPENSATION.........................................................................121
22.32    COMPENSATION DOLLAR LIMITATION...............................................................................121
22.33    CO-SPONSOR...................................................................................................121
22.34    CO-SPONSOR ADOPTION PAGE.....................................................................................121
22.35    COVERED COMPENSATION.........................................................................................121
22.36    CUMULATIVE DISPARITY LIMIT...................................................................................121
22.37    CURRENT YEAR TESTING METHOD..................................................................................121
22.38    CUSTODIAN....................................................................................................121
22.39    DAVIS-BACON ACT SERVICE......................................................................................121

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22.40    DAVIS-BACON CONTRIBUTION FORMULA............................................................................121
22.41    DEFINED BENEFIT PLAN........................................................................................121
22.42    DEFINED BENEFIT PLAN FRACTION...............................................................................122
22.43    DEFINED CONTRIBUTION PLAN...................................................................................122
22.44    DEFINED CONTRIBUTION PLAN DOLLAR LIMITATION.................................................................122
22.45    DEFINED CONTRIBUTION PLAN FRACTION..........................................................................122
22.46    DESIGNATED BENEFICIARY......................................................................................122
22.47    DETERMINATION DATE..........................................................................................122
22.48    DETERMINATION PERIOD........................................................................................122
22.49    DETERMINATION YEAR..........................................................................................122
22.50    DIRECTED ACCOUNT............................................................................................122
22.51    DIRECTED TRUSTEE............................................................................................122
22.52    DIRECT ROLLOVER.............................................................................................122
22.53    DISABLED....................................................................................................122
22.54    DISCRETIONARY TRUSTEE.......................................................................................122
22.55    DISTRIBUTION CALENDAR YEAR..................................................................................122
22.56    DISTRIBUTION COMMENCEMENT DATE..............................................................................122
22.57    EARLY RETIREMENT AGE........................................................................................122
22.58    EARNED INCOME...............................................................................................122
22.59    EFFECTIVE DATE..............................................................................................123
22.60    ELAPSED TIME METHOD.........................................................................................123
22.61    ELECTIVE DEFERRALS..........................................................................................123
22.62    ELIGIBILITY COMPUTATION PERIOD..............................................................................123
22.63    ELIGIBLE PARTICIPANT........................................................................................123
22.64    ELIGIBLE ROLLOVER DISTRIBUTION..............................................................................123
22.65    ELIGIBLE RETIREMENT PLAN....................................................................................123
22.66    EMPLOYEE....................................................................................................123
22.67    EMPLOYEE AFTER-TAX CONTRIBUTION ACCOUNT.....................................................................124
22.68    EMPLOYEE AFTER-TAX CONTRIBUTIONS............................................................................124
22.69    EMPLOYER....................................................................................................124
22.70    EMPLOYER CONTRIBUTION ACCOUNT...............................................................................124
22.71    EMPLOYER CONTRIBUTIONS......................................................................................124
22.72    EMPLOYER MATCHING CONTRIBUTION ACCOUNT......................................................................124
22.73    EMPLOYER MATCHING CONTRIBUTIONS.............................................................................124
22.74    EMPLOYER NONELECTIVE CONTRIBUTIONS..........................................................................124
22.75    EMPLOYMENT COMMENCEMENT DATE................................................................................124
22.76    EMPLOYMENT PERIOD...........................................................................................124
22.77    ENTRY DATE..................................................................................................124
22.78    EQUIVALENCY METHOD..........................................................................................124
22.79    ERISA.......................................................................................................124
22.80    EXCESS AGGREGATE CONTRIBUTIONS..............................................................................124
22.81    EXCESS AMOUNT...............................................................................................124
22.82    EXCESS COMPENSATION.........................................................................................124
22.83    EXCESS CONTRIBUTIONS........................................................................................125

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22.84    EXCESS DEFERRALS............................................................................................125
22.85    EXCLUDED EMPLOYEE...........................................................................................125
22.86    FAIL-SAFE COVERAGE PROVISION................................................................................125
22.87    FAVORABLE IRS LETTER........................................................................................125
22.88    FIVE-PERCENT OWNER..........................................................................................125
22.89    FIVE-YEAR FORFEITURE BREAK IN SERVICE.......................................................................125
22.90    FLAT BENEFIT................................................................................................125
22.91    FLAT EXCESS BENEFIT.........................................................................................125
22.92    FLAT OFFSET BENEFIT.........................................................................................125
22.93    FORMER RELATED EMPLOYER.....................................................................................125
22.94    FOUR-STEP FORMULA...........................................................................................125
22.95    GENERAL TRUST ACCOUNT.......................................................................................125
22.96    GUST LEGISLATION............................................................................................125
22.97    HARDSHIP....................................................................................................125
22.98    HIGHEST AVERAGE COMPENSATION................................................................................125
22.99    HIGHLY COMPENSATED EMPLOYEE.................................................................................125
         (a)      Definition.........................................................................................125
         (b)      Other Definitions..................................................................................126
         (c)      Application of Highly Compensated Employee definition..............................................126
22.100   HIGHLY COMPENSATED EMPLOYEE GROUP...........................................................................126
22.101   HOUR OF SERVICE.............................................................................................126
         (a)      Performance of duties..............................................................................126
         (b)      Nonperformance of duties...........................................................................126
         (c)      Back pay award.....................................................................................127
         (d)      Related Employers/Leased Employees.................................................................127
         (e)      Maternity/paternity leave..........................................................................127
22.102   INCLUDED COMPENSATION.......................................................................................127
22.103   INSURER.....................................................................................................128
22.104   INTEGRATED BENEFIT FORMULA..................................................................................128
22.105   INTEGRATION LEVEL...........................................................................................128
22.106   INVESTMENT MANAGER..........................................................................................128
22.107   KEY EMPLOYEE................................................................................................128
22.108   LEASED EMPLOYEE.............................................................................................128
22.109   LIFE EXPECTANCY.............................................................................................128
22.110   LIMITATION YEAR.............................................................................................128
22.111   LOOKBACK YEAR...............................................................................................128
22.112   MAXIMUM DISPARITY PERCENTAGE................................................................................128
22.113   MAXIMUM OFFSET PERCENTAGE...................................................................................128
22.114   MAXIMUM PERMISSIBLE AMOUNT..................................................................................128
22.115   MEASURING PERIOD............................................................................................128
22.116   MULTIPLE USE TEST...........................................................................................128
22.117   NAMED FIDUCIARY.............................................................................................128
22.118   NET PROFITS.................................................................................................128
22.119   NEW RELATED EMPLOYER........................................................................................128

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22.120   NONHIGHLY COMPENSATED EMPLOYEE..............................................................................129
22.121   NONHIGHLY COMPENSATED EMPLOYEE GROUP........................................................................129
22.122   NONINTEGRATED BENEFIT FORMULA...............................................................................129
22.123   NON-KEY EMPLOYEE............................................................................................129
22.124   NONRESIDENT ALIEN EMPLOYEES.................................................................................129
22.125   NONSTANDARDIZED AGREEMENT...................................................................................129
22.126   NORMAL RETIREMENT AGE.......................................................................................129
22.127   OFFSET COMPENSATION.........................................................................................129
22.128   OFFSET BENEFIT FORMULA......................................................................................129
22.129   OLD-LAW CALENDAR YEAR ELECTION..............................................................................129
22.130   OLD-LAW REQUIRED BEGINNING DATE.............................................................................129
22.131   OWNER-EMPLOYEE..............................................................................................129
22.132   PAIRED PLANS................................................................................................129
22.133   PARTICIPANT.................................................................................................129
22.134   PERIOD OF SEVERANCE.........................................................................................129
22.135   PERMISSIVE AGGREGATION GROUP................................................................................129
22.136   PERMITTED DISPARITY METHOD..................................................................................129
22.137   PLAN........................................................................................................129
22.138   PLAN ADMINISTRATOR..........................................................................................130
22.139   PLAN YEAR...................................................................................................130
22.140   PRE-AGE 35 WAIVER...........................................................................................130
22.141   PREDECESSOR EMPLOYER........................................................................................130
22.142   PREDECESSOR PLAN............................................................................................130
22.143   PRESENT VALUE...............................................................................................130
22.144   PRESENT VALUE STATED BENEFIT................................................................................130
22.145   PRIOR YEAR TESTING METHOD...................................................................................130
22.146   PRO RATA ALLOCATION METHOD..................................................................................130
22.147   PROJECTED ANNUAL BENEFIT....................................................................................130
22.148   PROTECTED BENEFIT...........................................................................................130
22.149   PROTOTYPE PLAN..............................................................................................130
22.150   PROTOTYPE SPONSOR...........................................................................................130
22.151   QDRO -- QUALIFIED DOMESTIC RELATIONS ORDER..................................................................130
22.152   QJSA -- QUALIFIED JOINT AND SURVIVOR ANNUITY................................................................130
22.153   QMAC ACCOUNT................................................................................................130
22.154   QMACS -- QUALIFIED MATCHING CONTRIBUTIONS...................................................................130
22.155   QNEC ACCOUNT................................................................................................131
22.156   QNECS -- QUALIFIED NONELECTIVE CONTRIBUTIONS................................................................131
22.157   QPSA -- QUALIFIED PRERETIREMENT SURVIVOR ANNUITY............................................................131
22.158   QPSA ELECTION PERIOD........................................................................................131
22.159   QUALIFIED ELECTION..........................................................................................131
22.160   QUALIFIED TRANSFER..........................................................................................131
22.161   QUALIFYING EMPLOYER REAL PROPERTY...........................................................................131
22.162   QUALIFYING EMPLOYER SECURITIES..............................................................................131
22.163   REEMPLOYMENT COMMENCEMENT DATE..............................................................................131

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22.164   RELATED EMPLOYER............................................................................................131
22.165   REQUIRED AGGREGATION GROUP..................................................................................131
22.166   REQUIRED BEGINNING DATE.....................................................................................131
22.167   REVERSE QNEC METHOD.........................................................................................131
22.168   ROLLOVER CONTRIBUTION ACCOUNT...............................................................................131
22.169   ROLLOVER CONTRIBUTION.......................................................................................131
22.170   RULE OF PARITY BREAK IN SERVICE.............................................................................131
22.171   SAFE HARBOR 401(K) PLAN.....................................................................................131
22.172   SAFE HARBOR CONTRIBUTION....................................................................................131
22.173   SAFE HARBOR MATCHING CONTRIBUTION ACCOUNT...................................................................131
22.174   SAFE HARBOR MATCHING CONTRIBUTIONS..........................................................................132
22.175   SAFE HARBOR NONELECTIVE CONTRIBUTION ACCOUNT................................................................132
22.176   SAFE HARBOR NONELECTIVE CONTRIBUTIONS.......................................................................132
22.177   SALARY REDUCTION AGREEMENT..................................................................................132
22.178   SECTION 401(K) DEFERRAL ACCOUNT.............................................................................132
22.179   SECTION 401(K) DEFERRALS....................................................................................132
22.180   SELF-EMPLOYED INDIVIDUAL....................................................................................132
22.181   SHAREHOLDER-EMPLOYEE........................................................................................132
22.182   SHIFT-TO-PLAN-YEAR METHOD...................................................................................132
22.183   SHORT PLAN YEAR.............................................................................................132
22.184   SOCIAL SECURITY RETIREMENT AGE..............................................................................132
22.185   STANDARDIZED AGREEMENT......................................................................................132
22.186   STATED BENEFIT..............................................................................................132
22.187   STRAIGHT LIFE ANNUITY.......................................................................................132
22.188   SUCCESSOR PLAN..............................................................................................133
22.189   TAXABLE WAGE BASE...........................................................................................133
22.190   TESTING COMPENSATION........................................................................................133
22.191   THEORETICAL RESERVE.........................................................................................133
22.192   THREE PERCENT METHOD........................................................................................133
22.193   TOP-PAID GROUP..............................................................................................133
22.194   TOP-PAID GROUP TEST.........................................................................................133
22.195   TOP-HEAVY PLAN..............................................................................................133
22.196   TOP-HEAVY RATIO.............................................................................................133
22.197   TOTAL COMPENSATION..........................................................................................133
         (a)      W-2 Wages..........................................................................................133
         (b)      Withholding Wages..................................................................................133
         (c)      Code ss.415 Safe Harbor Compensation...............................................................133
22.198   TRANSFER ACCOUNT............................................................................................134
22.199   TRUST.......................................................................................................134
22.200   TRUSTEE.....................................................................................................134
22.201   TWO-STEP FORMULA............................................................................................134
22.202   UNION EMPLOYEE..............................................................................................134
22.203   UNIT BENEFIT................................................................................................134
22.204   UNIT EXCESS BENEFIT.........................................................................................134

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22.205   UNIT OFFSET BENEFIT.........................................................................................134
22.206   VALUATION DATE..............................................................................................134
22.207   VESTING COMPUTATION PERIOD..................................................................................134
22.208   W-2 WAGES...................................................................................................135
22.209   WITHHOLDING WAGES...........................................................................................135
22.210   YEAR OF PARTICIPATION.......................................................................................135
22.211   YEAR OF SERVICE.............................................................................................135












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                                    ARTICLE 1
                       PLAN ELIGIBILITY AND PARTICIPATION

This Article contains the rules for determining when an Employee becomes eligible to participate in the Plan. Part 1 and Part 2 of the Agreement contain specific elections for applying these Plan eligibility and participation rules.
Article 6 of this BPD and Part 7 of the Agreement contain special service crediting elections to override the default provisions under this Article.

1.1 ELIGIBILITY FOR PLAN PARTICIPATION. An Employee who satisfies the Plan's minimum age and service conditions (as elected in Part 1, #5 of the Agreement) is eligible to participate in the Plan beginning on the Entry Date selected in Part 2 of the Agreement, unless he/she is specifically excluded from participation under Part 1, #4 of the Agreement. An Employee who has satisfied the Plan's minimum age and service conditions and is employed on his/her Entry Date is referred to as an Eligible Participant. (See Section 1.7 below for the rules regarding an Employee who terminates employment prior to his/her Entry Date.) An Employee who is excluded from participation under Part 1, #4 of the Agreement is referred to as an Excluded Employee.

1.2 EXCLUDED EMPLOYEES. Unless specifically excluded under Part 1, #4 of the Agreement, all Employees of the Employer are entitled to participate under the Plan upon becoming an Eligible Participant. Any Employee who is excluded under Part 1, #4 of the Agreement may not participate under the Plan, unless such Excluded Employee subsequently becomes a member of an eligible class of Employees. (See Section 1.8(b) of this Article for rules regarding an Excluded Employee's entry into the Plan if he/she subsequently becomes a member of an eligible class of Employees.)

         The Employer may elect under Part 1, #4 of the 401(k) Agreement to exclude different groups of Employees for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless provided otherwise under Part 1, #4.f. of the Nonstandardized 401(k) Agreement, for purposes of determining the Excluded Employees, any selection made with respect to Section 401(k) Deferrals also will apply to any Employee After-Tax Contributions and any Safe Harbor Contributions; any selections made with respect to Employer Matching Contributions also will apply to any Qualified Matching Contributions (QMACs); and any selections made with respect to Employer Nonelective Contributions also will apply to any Qualified Nonelective Contributions (QNECs).

         (A) INDEPENDENT CONTRACTORS. Any individual who is an independent contractor, or who performs services with the Employer under an agreement that identifies the individual as an independent contractor, is specifically excluded from the Nonstandardized Plan. In the event the Internal Revenue Service (IRS) retroactively reclassifies such an individual as an Employee, the reclassified Employee will become an Eligible Participant on the date the IRS issues a final determination regarding his/her employment status (or the individual's Entry Date, if later), unless the individual is otherwise excluded from participation under Part 1, #4 of the Nonstandardized Agreement. For periods prior to the date of such final determination, the reclassified Employee will not have any rights to accrued benefits under the Plan, except as agreed to by the Employer and the IRS, or as set forth in an amendment adopted by the Employer.

         (B) LEASED EMPLOYEES. If an individual is a Leased Employee, such individual is treated as an Employee of the Employer and may participate under the Plan upon satisfying the Plan's minimum age and service conditions, unless the Employer elects to exclude Leased Employees from participation under Part 1, #4.d. of the Nonstandardized Agreement.

                  (1) DEFINITION OF LEASED EMPLOYEE. Effective for Plan Years beginning after December 31, 1996, a Leased Employee, as defined in Code ss.414(n), is an individual who performs services for the Employer on a substantially full time basis for a period of at least one year pursuant to an agreement between the Employer and a leasing organization, provided such services are performed under the primary direction or control of the recipient Employer. For Plan Years beginning before January 1, 1997, the definition of Leased Employee is as defined under Code ss.414(n), as in effect for such years.

                  (2) CREDIT FOR BENEFITS. If a Leased Employee receives contributions or benefits under a plan maintained by the leasing organization that are attributable to services performed for the Employer, such contributions or benefits shall be treated as provided by the Employer.

                  (3) SAFE HARBOR PLAN. A Leased Employee will not be considered an Employee of the Employer if such Leased Employee is covered by a money purchase plan of the leasing organization which provides: (i) a nonintegrated employer contribution of at least 10% of compensation, (ii) immediate participation, and
                           (iii) full and immediate vesting. For this paragraph to apply, Leased Employees must not constitute more than 20% of the total Nonhighly Compensated Employees of the Employer.

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1.3      EMPLOYEES OF RELATED EMPLOYERS. Employees of the Employer that executes the Signature Page of the Agreement and Employees of any Related Employer that executes a Co-Sponsor Adoption Page under the Agreement are eligible to participate in this Plan.

         (A) NONSTANDARDIZED AGREEMENT. In a Nonstandardized Agreement, a Related Employer is not required to execute a Co-Sponsor Adoption Page. However, Employees of a Related Employer that does not execute a Co-Sponsor Adoption Page are not eligible to participate in the Plan.

         (B) STANDARDIZED AGREEMENT. In a Standardized Agreement, Employees of all Related Employers are eligible to participate under the Plan upon satisfying any required minimum age and/or service conditions (unless otherwise excluded under Part 1, #4 of the Agreement). All Related Employers (who have Employees who may be eligible under the Plan) must execute a Co-Sponsor Adoption Page under the Agreement, so the Employees of such Related Employers are eligible to become Participants in the Plan. (See Article 21 for applicable rules if a Related Employer does not sign the Co-Sponsor Adoption Page and the effect of an acquisition or disposition transaction that is described in Code ss.410(b)(6)(C).)

1.4 MINIMUM AGE AND SERVICE CONDITIONS. Part 1, #5 of the Agreement contains specific elections as to the minimum age and service conditions which an Employee must satisfy prior to becoming eligible to participate under the Plan. An Employee may be required to attain a specific age or to complete a certain amount of service with the Employer prior to commencing participation under the Plan. If no minimum age or service conditions apply to a particular contribution (i.e., the Employer elects "None" under Part 1, #5.a. of the Agreement), an Employee is treated as satisfying the Plan's eligibility requirements on the individual's Employment Commencement Date.

         Different age and service conditions may be selected under Part 1, #5 of the 401(k) Agreement for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. For purposes of applying the eligibility conditions under Part 1, #5, any selection made with respect to Section 401(k) Deferrals also will apply to any Employee After-Tax Contributions; any selections made with respect to Employer Matching Contributions also will apply to any Qualified Matching Contributions (QMACs); and any selections made with respect to Employer Nonelective Contributions also will apply to any Qualified Nonelective Contributions (QNECs), unless otherwise provided under Part 1, #5.f. of the Nonstandardized 401(k) Agreement. In addition, any eligibility conditions selected with respect to Section 401(k) Deferrals also will apply to any Safe Harbor Contributions designated under Part 4E of the 401(k) Agreement, unless otherwise provided under
         Part 4E, #30.d. of the 401(k) Agreement. If different conditions apply for different contributions, the rules in this Article for determining when an Employee is an Eligible Participant are applied separately with respect to each set of eligibility conditions.

         (A) MAXIMUM PERMISSIBLE AGE AND SERVICE CONDITIONS. Code ss.410(a) provides limits on the maximum permissible age and service conditions that may be required prior to Plan participation. The Employer may not require an Employee, as a condition of Plan participation, to attain an age older than age 21. The Employer also may not require an Employee to complete more than one Year of Service, unless the Employer elects full and immediate vesting under Part 6 of the Agreement, in which case the Employer may require an Employee to complete up to two Years of Service. (The Employer may not require an Employee to complete more than one Year of Service to be eligible to make
                  Section 401(k) Deferrals under the 401(k) Agreement.)

         (B)      YEAR OF SERVICE. Unless the Employer elects otherwise under
                  Part 7, #23 of the Agreement [Part 7, #41 of the 401(k) Agreement], an Employee will earn one Year of Service for purposes of applying the eligibility rules under this Article if the Employee completes at least 1,000 Hours of Service with the Employer during an Eligibility Computation Period (as defined in subsection (c) below). An Employee will receive credit for a Year of Service, as of the end of the Eligibility Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period. In calculating an Employee's Hours of Service for purposes of applying the eligibility rules under this Article, the Employer will use the Actual Hours Crediting Method, unless elected otherwise under Part 7 of the Agreement. (See Article 6 of this BPD for a description of alternative service crediting methods.)

         (C) ELIGIBILITY COMPUTATION PERIODS. For purposes of determining Years of Service under this Article, an Employee's initial Eligibility Computation Period is the 12-month period beginning on the Employee's Employment Commencement Date. If one Year of Service is required for eligibility, and the Employee is not credited with a Year of Service for the first Eligibility Computation Period, subsequent Eligibility Computation Periods are calculated under the Shift-to-Plan-Year Method, unless the Employer elects under
                  Part 7, #24.a. of the Agreement [Part 7, #42.a. of the 401(k) Agreement] to use the Anniversary Year Method. If two Years of Service are required for eligibility, subsequent Eligibility Computation Periods are measured on the Anniversary Year Method, unless the Employer elects under Part 7, #24.b. of the Agreement [Part 7, #42.b. of the 401(k) Agreement] to use the Shift-to-Plan-Year Method. In the case of a 401(k) Agreement in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition also will apply to any one Year of Service eligibility condition used with respect to any other contributions under the Plan.

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                  (1)      SHIFT-TO-PLAN-YEAR METHOD. Under the
                           Shift-to-Plan-Year Method, after the initial
                           Eligibility Computation Period, subsequent
                           Eligibility Computation Periods are measured using the Plan Year. In applying the Shift-to-Plan-Year Method, the first Eligibility Computation Period following the shift to the Plan Year is the first Plan Year that commences after the Employee's Employment Commencement Date. See Section 11.7 for rules that apply if there is a short Plan Year.

                  (2) ANNIVERSARY YEAR METHOD. Under the Anniversary Year Method, after the initial Eligibility Computation Period, each subsequent Eligibility Computation Period is the 12-month period commencing with the anniversary of the Employee's Employment Commencement Date.

         (D)      APPLICATION OF ELIGIBILITY RULES.

                  (1) GENERAL RULE - EFFECTIVE DATE. All Employees who have satisfied the conditions for being an Eligible Participant (and have reached their Entry Date (as determined under Part 2 of the Agreement)) as of the Effective Date of the Plan are eligible to participate in the Plan as of the Effective Date (provided the Employee is employed on such date and is not otherwise excluded from participation under
                           Part 1, #4 of the Agreement). If an Employee has satisfied all the conditions for being an Eligible Participant as of the Effective Date of the Plan, except the Employee has not yet reached his/her Entry Date, the Employee will become an Eligible Participant on the appropriate Entry Date in accordance with this Article.

                  (2) DUAL ELIGIBILITY PROVISION. The Employer may modify the rule described in subsection (1) above by electing under Part 1, #6.a. of the Nonstandardized Agreement [Part 1, #6 of the Standardized Agreement] to treat all Employees employed on the Effective Date of the Plan as Eligible Participants as of such date. Alternatively, the Employer may elect under Part 1, #6.b. of the Nonstandardized Agreement to apply the dual eligibility provision as of a specified date. Any Employee employed as of a date designated under
                           Part 1, #6 will be deemed to be an Eligible
                           Participant as of the later of such date or the Effective Date of this Plan, whether or not the Employee has otherwise satisfied the eligibility conditions designated under Part 1, #5 and whether or not the Employee has otherwise reached his/her Entry Date (as designated under Part 2 of the Agreement). Thus, all eligible Employees employed on the date designated under Part 1, #6 will commence participating under the Plan as of the appropriate date.

         (E) AMENDMENT OF AGE AND SERVICE REQUIREMENTS. If the Plan's minimum age and service conditions are amended, an Employee who is an Eligible Participant immediately prior to the effective date of the amendment is deemed to satisfy the amended requirements. This provision may be modified under the special Effective Date provisions under Appendix A of the Agreement.

1.5 ENTRY DATES. Part 2 of the Agreement contains specific elections regarding the Entry Dates under the Plan. An Employee's Entry Date is the date as of which he/she is first considered an Eligible Participant. Depending on the elections in Part 2 of the Agreement, the Entry Date may be the exact date on which an Employee completes the Plan's age and service conditions, or it might be some date that occurs before or after such conditions are satisfied. If an Employee is excluded from participation under Part 1, #4 of the Agreement, see the rules under Section 1.8 of this Article.

         The Employer may elect under Part 2 of the 401(k) Agreement to apply different Entry Dates for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless provided otherwise in Part 2, #8.f. of the Nonstandardized 401(k) Agreement, the Entry Date chosen for Section 401(k) Deferrals also applies to any Employee After-Tax Contributions and to any Safe Harbor Contributions designated under Part 4E of the Agreement; the Entry Date chosen for Employer Matching Contributions also applies to any Qualified Matching Contributions (QMACs); and the Entry Date chosen for Employer Nonelective Contributions also applies to any Qualified Nonelective Contributions (QNECs).

         (A) ENTRY DATE REQUIREMENTS. Except as provided under Section 1.4(d)(2) above, an Employee (other than an Excluded Employee) commences participation under the Plan (i.e., becomes an Eligible Participant) as of the Entry Date selected in Part 2 of the Agreement, provided the individual is employed by the Employer on that Entry Date. (See Section 1.7 below for the rules applicable to Employees who are not employed on the Entry Date.) In no event may an Eligible Participant's Entry Date be later than: (1) the first day of the Plan Year beginning after the date on which the Eligible Participant satisfies the maximum permissible minimum age and service conditions described in Section 1.4, or (2) six months after the date the Eligible Participant satisfies such age and service conditions.

         (B) SINGLE ANNUAL ENTRY DATE. If the Employer elects a single annual Entry Date under Part 2, #8 of the Agreement, the maximum permissible age and service conditions described in
                  Section 1.4 above are reduced by one-half (1/2) year, unless:
                  (1) the Employer elects under Part 2, #7.c. of the Agreement to use the Entry Date NEAREST the date the Employee satisfies the Plan's minimum age and service conditions AND the Entry

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                  Date is the first day of the Plan Year or (2) the Employer elects under Part 2, #7.d. of the Agreement to use the Entry Date PRECEDING the date the Employee satisfies the Plan's minimum age and service conditions.

1.6 ELIGIBILITY BREAK IN SERVICE RULES. For purposes of eligibility to participate, an Employee is credited with all Years of Service earned with the Employer, except as provided under the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.26) are measured on the same Eligibility Computation Period as defined in
         Section 1.4(c) above.

         (A) RULE OF PARITY BREAK IN SERVICE. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and Employer Matching Contribution Account, as applicable. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant's aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining eligibility under the Plan. The Employer may elect under Part 7, #27 of the Agreement [Part 7, #45 of the 401(k) Agreement] not to apply the Rule of Parity Break in Service rule.

                  (1) PREVIOUS APPLICATION OF THE RULE OF PARITY BREAK IN SERVICE RULE. In determining a Participant's aggregate Years of Service for purposes of applying the Rule of Parity Break in Service, any Years of Service otherwise disregarded under a previous application of this rule are disregarded.

                  (2) APPLICATION TO THE 401(K) AGREEMENT. The Rule of Parity Break in Service rule applies only to determine the individual's right to resume as an Eligible Participant with respect to his/her Employer Contribution Account and/or Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant's Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QMAC Account, QNEC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Contribution Account are disregarded.

         (B) ONE-YEAR BREAK IN SERVICE RULE FOR PLANS USING A TWO YEARS OF SERVICE ELIGIBILITY CONDITION. If the Employer elects to use the two Years of Service eligibility condition under Part 1, #5.e. of the Agreement, any Employee who incurs a one-year Break in Service before satisfying the two Years of Service eligibility condition will not be credited with service earned before such one-year Break in Service.

         (C) ONE-YEAR HOLDOUT BREAK IN SERVICE RULE. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7, #27.b. of the Nonstandardized Agreement [Part 7, #45.b. of the Nonstandardized 401(k) Agreement] to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for eligibility purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service. (The one-year holdout Break in Service rule does not apply under the Standardized Agreements.)

                  (1) OPERATING RULES. An Employee who is precluded from receiving Employer Contributions (other than Section 401(k) Deferrals) as a result of the one-year holdout Break in Service rule, and who completes a Year of Service following the Break in Service, is reinstated as an Eligible Participant as of the first day of the 12-month measuring period (determined under subsection (2) or (3) below) during which the Employee completes the Year of Service. Unless otherwise selected under Part 7, #45.b.(1)(b) of the Nonstandardized 401(k) Agreement, the one-year holdout Break in Service rule does not apply to preclude an otherwise Eligible Participant from making Section 401(k) Deferrals to the Plan. If the Employer elects under Part 7, #45.b.(1)(b) of the Nonstandardized 401(k) Agreement to have the one-year holdout Break in Service rule apply to Section 401(k) Deferrals, an Employee who is precluded from making
                           Section 401(k) Deferrals as a result of this Break in Service rule is re-eligible to make Section 401(k) Deferrals immediately upon completing 1,000 Hours of Service with the Employer during a subsequent measuring period (as determined under subsection (2) or (3) below). No corrective action need be taken by the Employer as a result of the failure to retroactively permit the Employee to make Section 401(k) Deferrals.

                  (2) PLANS USING THE SHIFT-TO-PLAN-YEAR METHOD. If the Plan uses the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period commencing on the Employee's Reemployment Commencement Date and, if necessary, subsequent Plan Years beginning with the Plan Year which includes the first anniversary of the Employee's Reemployment Commencement Date.

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                  (3)      PLANS USING ANNIVERSARY YEAR METHOD. If the Plan uses
                           the Anniversary Year Method (as defined in Section 1.4(c)(2)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period which commences on the Employee's Reemployment Commencement Date and, if necessary, subsequent 12-month periods beginning on anniversaries of the Employee's Reemployment Commencement Date.

1.7 ELIGIBILITY UPON REEMPLOYMENT. Subject to the Break in Service rules under Section 1.6, a former Employee is reinstated as an Eligible Participant immediately upon rehire if the Employee had satisfied the Plan's minimum age and service conditions prior to termination of employment, regardless of whether the Employee was actually employed on his/her Entry Date, unless the Employee is an Excluded Employee upon his/her return to employment. This requirement is deemed satisfied if a rehired Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee's Reemployment Commencement Date.

         If an Employee is reemployed prior to his/her Entry Date, the Employee does not become an Eligible Participant under the Plan until such Entry Date. A rehired Employee who had not satisfied the Plan's minimum age and service conditions prior to termination of employment is eligible to participate in the Plan on the appropriate Entry Date following satisfaction of the eligibility requirements under this Article.

1.8      OPERATING RULES FOR EMPLOYEES EXCLUDED BY CLASS.

         (A) ELIGIBLE PARTICIPANT BECOMES PART OF AN EXCLUDED CLASS OF EMPLOYEES. If an Eligible Participant becomes part of an excluded class of Employees, his/her status as an Eligible Participant ceases immediately. As provided in subsection (b) below, such Employee's status as an Eligible Participant will resume immediately upon his/her returning to an eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan, subject to the application of any Break in Service rules under Section 1.6 and the special rule for Section 401(k) Deferrals under subsection (b) below.

         (B) EXCLUDED EMPLOYEE BECOMES PART OF AN ELIGIBLE CLASS OF EMPLOYEE. If an Excluded Employee becomes part of an eligible class of Employees, the following rules apply. If the Entry Date that otherwise would have applied to such Employee following his/her completion of the Plan's minimum age and service conditions has already passed, then the Employee becomes an Eligible Participant on the date he/she becomes part of the eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan. This requirement is deemed satisfied if the Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee becomes part of an eligible class of Employees. If the Entry Date that would have applied to such Employee has not passed, then the Employee becomes an Eligible Participant on such Entry Date. If the Employee has not satisfied the Plan's minimum age and service conditions, the Employee will become an Eligible Participant on the appropriate Entry Date following satisfaction of the eligibility requirements under this Article.

1.9 RELATIONSHIP TO ACCRUAL OF BENEFITS. An Eligible Participant is entitled to accrue benefits in the Plan but will not necessarily do so in every Plan Year that he/she is an Eligible Participant. Whether an Eligible Participant's Account receives an allocation of Employer Contributions depends on the requirements set forth in Part 4 of the Agreement. If an Employee is an Eligible Participant for purposes of making Section 401(k) Deferrals under the 401(k) Agreement, such Employee is treated as an Eligible Participant under the Plan regardless of whether he/she actually elects to make Section 401(k) Deferrals.

1.10     WAIVER OF PARTICIPATION. Unless the Employer elects otherwise under
         Part 13, #57 of the Nonstandardized Agreement [Part 13, #75 of the Nonstandardized 401(k) Agreement], an Eligible Participant may not waive participation under the Plan. For this purpose, a failure to make
         Section 401(k) Deferrals or Employee After-Tax Contributions under a 401(k) plan is not a waiver of participation. The Employer may elect under Part 13, #57 of the Nonstandardized Agreement [Part 13, #75 of the Nonstandardized 401(k) Agreement] to permit Employees to make a one-time irrevocable election to not participate under the Plan. Such election must be made upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. An Employee who makes a one-time irrevocable election not to participate may not subsequently elect to participate under the Plan. An Employee may not waive participation under a Standardized Agreement.

         An Employee who elects not to participate under this Section 1.10 is treated as a nonbenefiting Employee for purposes of the minimum coverage requirements under Code ss.410(b). However, an Employee who makes a one-time irrevocable election not to participate, as described in the preceding paragraph, is not an Eligible Participant for purposes of applying the ADP Test or ACP Test under the 401(k) Agreement. See
         Section 17.7(e) and (f). A waiver of participation must be filed in the manner, time and on the form required by the Plan Administrator.

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                                    ARTICLE 2
                     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

This Article describes how Employer Contributions are made to and allocated under the Plan. The type of Employer Contributions that may be made under the Plan and the method for allocating such contributions will depend on the type of Plan involved. Section 2.2 of this BPD provides specific rules regarding contributions and allocations under a profit sharing plan; Section 2.3 provides the rules for a 401(k) plan; Section 2.4 provides the rules for a money purchase plan; and Section 2.5 provides the rules for a target benefit plan. Part 4 of the Agreement contains the elective provisions for the Employer to specify the amount and type of Employer Contributions it will make under the Plan and to designate any limits on the amount it will contribute to the Plan each year. Employee After-Tax Contributions, Rollover Contributions and transfers to the Plan are discussed in Article 3 and the allocation of forfeitures is discussed in Article 5. Part 3 of the Agreement contains elective provisions for determining an Employee's Included Compensation for allocation purposes.

2.1 AMOUNT OF EMPLOYER CONTRIBUTIONS. The Employer shall make Employer Contributions to the Trust as determined under the contribution formula elected in Part 4 of the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Section 401(k) Deferrals, Employer Nonelective Contributions, Employer Matching Contributions, QNECs, QMACs, and Safe Harbor Contributions, to the extent such contributions are elected under the 401(k) Agreement. The Employer has the responsibility for determining the amount and timing of Employer Contributions under the terms of the Plan.

         (A) LIMITATION ON EMPLOYER CONTRIBUTIONS. Employer Contributions are subject to the Annual Additions Limitation described in
                  Article 7 of this BPD. If allocations to a Participant exceed (or will exceed) such limitation, the excess will be corrected in accordance with the rules under Article 7. In addition, the Employer must comply with the special contribution and allocation rules for Top-Heavy Plans under Article 16.

         (B) LIMITATION ON INCLUDED COMPENSATION. For purposes of determining a Participant's allocation of Employer Contributions under this Article, the Included Compensation taken into account for any Participant for a Plan Year may not exceed the Compensation Dollar Limitation under Section 22.32.

         (C) CONTRIBUTION OF PROPERTY. Subject to the consent of the Trustee, the Employer may make its contribution to the Plan in the form of property, provided such contribution does not constitute a prohibited transaction under the Code or ERISA. The decision to make a contribution of property is subject to the general fiduciary rules under ERISA.

         (D) FROZEN PLAN. The Employer may designate under Part 4, #12 of the Agreement [#3 of the 401(k) Agreement] that the Plan is a frozen Plan. As a frozen Plan, the Employer will not make any Employer Contributions with respect to Included Compensation earned after the date identified in the Agreement, and if the Plan is a 401(k) Plan, no Participant will be permitted to make Section 401(k) Deferrals or Employee After-Tax Contributions to the Plan for any period following the effective date identified in the Agreement.

2.2 PROFIT SHARING PLAN CONTRIBUTION AND ALLOCATIONS. This Section 2.2 sets forth rules for determining the amount of any Employer Contributions under the profit sharing plan Agreement. This Section 2.2 also applies for purposes of determining any Employer Nonelective Contributions under the 401(k) plan Agreement. In applying this Section 2.2 to the 401(k) Agreement, the term Employer Contribution refers solely to Employer Nonelective Contributions. Any reference to the Agreement under this Section 2.2 is a reference to the profit sharing plan Agreement or 401(k) plan Agreement (as applicable).

         (A) AMOUNT OF EMPLOYER CONTRIBUTION. The Employer must designate under Part 4, #12 of the profit sharing plan Agreement the amount it will contribute as an Employer Contribution under the Plan. If the Employer adopts the 401(k) plan Agreement and elects to make Employer Nonelective Contributions under Part 4C of the Agreement, the Employer must complete Part 4C, #20 of the Agreement, unless the only Employer Nonelective Contribution authorized under the Plan is a QNEC under Part 4C, #22. An Employer Contribution authorized under this Section may be totally within the Employer's discretion or may be a fixed amount determined as a uniform percentage of each Eligible Participant's Included Compensation or as a fixed dollar amount for each Eligible Participant. An Employer Contribution under this Section will be allocated to the Eligible Participants' Employer Contribution Account in accordance with the allocation formula selected under Part 4, #13 of the Agreement [Part 4C, #21 of the 401(k) Agreement].

                  (1) DAVIS-BACON CONTRIBUTION FORMULA. The Employer may elect a Davis-Bacon Contribution Formula under Part 4, #12.d. of the Nonstandardized Agreement [Part 4C, #20.d. of the Nonstandardized 401(k) Agreement]. Under the Davis-Bacon Contribution Formula, the Employer will provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. Each such Eligible Participant will receive a contribution based on the hourly contribution rate

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                           for the Participant's employment classification, as
                           designated on Schedule A of the Agreement. Schedule A is incorporated as part of the Agreement.

                           In applying the Davis-Bacon Contribution Formula under this subsection (1), the following default rules will apply. The Employer may modify these default rules under Part 4, #12.d.(2) of the Nonstandardized Agreement [Part 4C, #20.d.(2) of the Nonstandardized 401(k) Agreement].

                           (I) ELIGIBLE EMPLOYEES. Highly Compensated Employees are Excluded Employees for purposes of receiving an Employer Contribution under the Davis-Bacon Contribution Formula.

                           (II) MINIMUM AGE AND SERVICE CONDITIONS. No minimum age or service conditions will apply for purposes of determining an Employee's eligibility under the Davis-Bacon Contribution Formula.

                           (III) ENTRY DATE. For purposes of applying the Davis-Bacon Contribution Formula, an Employee becomes an Eligible Participant on his/her Employment Commencement Date.

                           (IV) ALLOCATION CONDITIONS. No allocation conditions (as described in Section 2.6) will apply for purposes of determining an Eligible Participant's allocation under the Davis-Bacon Contribution Formula.

                           (V) VESTING. Employer Contributions made pursuant to the Davis-Bacon Contribution Formula are always 100% vested.

                           (VI) OFFSET OF OTHER EMPLOYER CONTRIBUTIONS. The contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan. However, the Employer may elect under Part 4, #12.d.(1) of the Nonstandardized Agreement [Part 4C, #20.d.(1) of the Nonstandardized 401(k) Agreement] to offset any other Employer Contributions made under the Plan by the contributions a Participant receives under the Davis-Bacon Contribution Formula. Under the Nonstandardized 401(k) plan Agreement, the Employer may elect under
                                    Part 4C, #20.d.(1) to apply the offset under this subsection to Employer Nonelective Contributions, Employer Matching
                                    Contributions, or both.

                  (2) NET PROFITS. The Employer may elect under Part 4, #12 of the Agreement [Part 4B, #16 and Part 4C, #20 of the 401(k) Agreement], to limit any Employer Contribution under the Plan to Net Profits. Unless modified in the Agreement, Net Profits means the Employer's net income or profits determined in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or the contributions made by the Employer under this Plan or any other qualified plan. Unless specifically elected otherwise under Part 4, #12.e.(2) of the Nonstandardized Agreement [Part 4C, #20.e.(2) of the Nonstandardized 401(k) Agreement], this limit will not apply to any Employer Contributions made under a Davis-Bacon Contribution Formula.

                  (3) MULTIPLE FORMULAS. If the Employer elects more than one Employer Contribution formula, each formula is applied separately. The Employer's aggregate Employer Contribution for a Plan Year will be the sum of the Employer Contributions under all such formulas.

         (B) ALLOCATION FORMULA FOR EMPLOYER CONTRIBUTIONS. The Employer must elect a definite allocation formula under Part 4, #13 of the profit sharing plan Agreement that determines how much of the Employer Contribution is allocated to each Eligible Participant. If the Employer adopts the 401(k) plan Agreement and elects to make an Employer Nonelective Contribution (other than a QNEC) under Part 4C, #20 of the Agreement, Part 4C, #21 also must be completed designating the allocation formula under the Plan. An Eligible Participant is only entitled to an allocation if such Participant satisfies the allocation conditions described in Part 4, #15 of the Agreement [Part 4C, #24 of the 401(k) Agreement]. See Section 2.6.

                  (1) PRO RATA ALLOCATION METHOD. If the Employer elects the Pro Rata Allocation Method, a pro rata share of the Employer Contribution is allocated to each Eligible Participant's Employer Contribution Account. A Participant's pro rata share is determined based on the ratio such Participant's Included Compensation bears to the total of all Eligible Participants' Included Compensation. However, if the Employer elects under Part 4, #12.c. of the Agreement [Part 4C, #20.c. of the 401(k) Agreement] to contribute a uniform dollar amount for each Eligible Participant, the pro rata allocation method allocates that uniform dollar amount to each Eligible Participant. If the Employer elects a Davis-Bacon Contribution Formula under Part 4, #12.d. of the Nonstandardized Agreement [Part 4C, #20.d. of the Nonstandardized 401(k) Agreement], the Employer Contributions made pursuant to such formula will be allocated to each Eligible

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                           Participant based on his/her Davis-Bacon Act Service
                           in accordance with the employment classifications identified under Schedule A of the Agreement.

                  (2) PERMITTED DISPARITY METHOD. If the Employer elects the Permitted Disparity Method, the Employer Contribution is allocated to Eligible Participants under the Two-Step Formula or the Four-Step Formula (as elected under the Agreement). The Permitted Disparity Method only may apply if the Employer elects under the Agreement to make a discretionary contribution. The Employer may not elect the Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or the accrual of benefits under the plan.

                           For purposes of applying the Permitted Disparity Method, Excess Compensation is the portion of an Eligible Participant's Included Compensation that exceeds the Integration Level. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4, #14.b.(2) of the Agreement [Part 4C, #23.b.(2) of the 401(k) Agreement].

                           (I) TWO-STEP FORMULA. If the Employer elects the Two-Step Formula, the following allocation method applies. However, the Employer may elect under Part 4, #14.b.(1) of the Agreement [Part 4C, #23.b.(1) of the 401(k) Agreement] to have the Four-Step Method, as described in subsection (ii) below, automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

                                    (A)     STEP ONE. The Employer Contribution is allocated to each Eligible
                                            Participant's Account in the ratio that each Eligible Participant's
                                            Included Compensation plus Excess Compensation for the Plan Year bears to the total Included Compensation plus Excess Compensation of all Eligible Participants for the Plan Year. The allocation under this Step One, as a percentage of each Eligible Participant's
                                            Included Compensation plus Excess Compensation, may not exceed the
                                            Applicable Percentage under the following table:

                                                      Integration Level                                Applicable
                                              (as a % of the Taxable Wage Base)                        Percentage
                                             -----------------------------------                       ----------

                                                            100%                                          5.7%

                                              More than 80% but less than 100%                            5.4%

                                             More than 20% and not more than 80%                          4.3%

                                                         20% or less                                      5.7%

                                    (B)     STEP TWO. Any Employer Contribution
                                            remaining after Step One will be
                                            allocated in the ratio that each
                                            Eligible Participant's Included
                                            Compensation for the Plan Year bears
                                            to the total Included Compensation
                                            of all Eligible Participants for the
                                            Plan Year.

                           (II) FOUR-STEP FORMULA. If the Employer elects the Four-Step Formula, or if the Plan is a Top-Heavy Plan and the Employer elects under the Agreement to have the Four-Step Formula apply for any Plan Year that the Plan is a Top-Heavy Plan, the following allocation method applies. The allocation under this Four-Step Formula may be modified if the Employer maintains a Defined Benefit Plan and elects under Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement] to provide a greater top-heavy minimum contribution. See Section 16.2(a)(5)(ii).

                                    (A)     STEP ONE. The Employer Contribution
                                            is allocated to each Eligible
                                            Participant's Account in the ratio
                                            that each Eligible Participant's
                                            Total Compensation for the Plan Year
                                            bears to all Eligible Participants'
                                            Total Compensation for the Plan
                                            Year, but not in excess of 3% of
                                            each Eligible Participant's Total
                                            Compensation.

                                            For any Plan Year for which the Plan
                                            is a Top-Heavy Plan, an allocation
                                            will be made under this subsection
                                            (A) to any Non-Key Employee who is
                                            an Eligible Participant (and is not
                                            an Excluded Employee) if such
                                            individual is employed as of the
                                            last day of the Plan Year, even if
                                            such individual fails to satisfy any
                                            minimum Hours of Service allocation
                                            condition under Part 4, #15 of the
                                            Agreement [Part 4C, #24 of the
                                            401(k) Agreement]. If the Plan is a
                                            Top-Heavy 401(k) Plan, an allocation
                                            also will be made under this
                                            subsection (A) to any Employee who
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                                            is an Eligible Participant for
                                            purposes of making Section 401(k)
                                            Deferrals under the Plan, even if
                                            the individual has not satisfied the
                                            minimum age and service conditions
                                            under Part 1, #5 of the Agreement
                                            applicable to any other contribution
                                            types.

                                    (B)     STEP TWO. Any Employer Contribution
                                            remaining after the allocation in
                                            Step One will be allocated to each
                                            Eligible Participant's Account in
                                            the ratio that each Eligible
                                            Participant's Excess Compensation
                                            for the Plan Year bears to the
                                            Excess Compensation of all Eligible
                                            Participants for the Plan Year, but
                                            not in excess of 3% of each Eligible
                                            Participant's Included Compensation.

                                    (C)     STEP THREE. Any Employer Contribution remaining after the allocation in Step Two will be allocated to each Eligible Participant's Account in the ratio that the sum of each Eligible Participant's Included
                                            Compensation and Excess Compensation bears to the sum of all Eligible
                                            Participants' Included Compensation and Excess Compensation. The
                                            allocation under this Step Three, as a percentage of each Eligible
                                            Participant's Included Compensation plus Excess Compensation, may not exceed the Applicable Percentage under the following table:

                                                        Integration Level                              Applicable
                                                (as a % of the Taxable Wage Base)                      Percentage
                                                ---------------------------------                      ----------

                                                              100%                                        2.7%

                                                More than 80% but less than 100%                          2.4%

                                               More than 20% and not more than 80%                        1.3%

                                                           20% or less                                    2.7%

                                    (D)     STEP FOUR. Any remaining Employer
                                            Contribution will be allocated to
                                            each Eligible Participant's Account
                                            in the ratio that each Eligible
                                            Participant's Included Compensation
                                            for the Plan Year bears to all
                                            Eligible Participants' Included
                                            Compensation for that Plan Year.

                  (3) UNIFORM POINTS ALLOCATION. The Employer may elect under Part 4, #13.c. of the Nonstandardized Agreement [Part 4C, #21.c. of the Nonstandardized 401(k) Agreement] to allocate the Employer Contribution under a uniform points allocation formula. Under this formula, the allocation for each Eligible Participant is determined based on the Eligible Participant's total points for the Plan Year, as determined under the Nonstandardized Agreement. An Eligible Participant's allocation of the Employer Contribution is determined by multiplying the Employer Contribution by a fraction, the numerator of which is the Eligible Participant's total points for the Plan Year and the denominator of which is the sum of the points for all Eligible Participants for the Plan Year.

                           An Eligible Participant will receive points for each year(s) of age and/or each Year(s) of Service designated under Part 4, #13.c. of the Nonstandardized Agreement [Part 4C, #21.c. of the Nonstandardized 401(k) Agreement]. In addition, an Eligible Participant also may receive points based on his/her Included Compensation, if the Employer so elects under the Nonstandardized Agreement. Each Eligible Participant will receive the same number of points for each designated year of age and/or service and the same number of points for each designated level of Included Compensation. An Eligible Participant must receive points for either age or service, or may receive points for both age and service. If the Employer also provides points based on Included Compensation, an Eligible Participant will receive points for each level of Included Compensation designated under Part 4, #13.c.(3) of the Nonstandardized Agreement [Part 4C, #21.c.(3) of the Nonstandardized 401(k) Agreement]. For this purpose, the Employer may not designate a level of Included Compensation that exceeds $200.

                           To satisfy the nondiscrimination safe harbor under Treas. Reg. ss.1.401(a)(4)-2, the average of the allocation rates for Highly Compensated Employees in the Plan must not exceed the average of the allocation rates for the Nonhighly Compensated Employees in the Plan. For this purpose, the average allocation rates are determined in accordance with Treas. Reg. ss.1.401(a)(4)-2(b)(3)(B).
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         (C)      SPECIAL RULES FOR DETERMINING INCLUDED COMPENSATION.

                  (1) APPLICABLE PERIOD FOR DETERMINING INCLUDED COMPENSATION. In determining an Eligible Participant's allocation under Part 4, #13 of the Agreement [Part 4C, #21 of the 401(k) Agreement], the Participant's Included Compensation is determined separately for each period designated under Part 4, #14.a.(1) of the Agreement [Part 4C, #23.a.(1) of the 401(k) Agreement]. If the Employer elects the Permitted Disparity Method under Part 4, #13.b. of the Agreement [Part 4C, #21.b. of the 401(k) Agreement], the period designated must be the Plan Year. If the Employer elects the Pro Rata Allocation Method or the uniform points allocation formula, and elects a period other than the Plan Year, a Participant's allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. The Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

                  (2) PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of a Plan Year, the Employer Contribution formula(s) will be applied based on such Employee's Included Compensation for the period he/she is an Eligible Participant. However, the Employer may elect under Part 4, #14.a.(2) of the Agreement [Part 4C, #23.a.(2) of the 401(k) Agreement] to base the Employer Contribution formula(s) on the Employee's Included Compensation for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. In applying this subsection (2) to the 401(k) Agreement, an Employee's status as an Eligible Participant is determined solely with respect to the Employer Nonelective Contribution under Part 4C of the Agreement.

                  (3)      MEASUREMENT PERIOD. Except as provided in subsection
                           (2) above, for purposes of determining an Eligible Participant's allocation of Employer Contributions, Included Compensation is measured on the Plan Year, unless the Employer elects under Part 4, #14.a.(3) of the Nonstandardized Agreement [Part 3, #11.b. of the Nonstandardized 401(k) Agreement] to measure Included Compensation on the calendar year ending in the Plan Year or on the basis of any other 12-month period ending in the Plan Year. If the Employer elects to measure Included Compensation on the calendar year or other 12-month period ending in the Plan Year, the Included Compensation of any Employee whose Employment Commencement Date is less than 12 months before the end of such period must be measured on the Plan Year or such Employee's period of participation, as determined under subsection (2) above. If the Employer adopts the Nonstandardized 401(k) Agreement, any election under Part 3, #11.b. of the Agreement applies for purposes of all contributions permitted under the Agreement.

2.3 401(K) PLAN CONTRIBUTIONS AND ALLOCATIONS. This Section 2.3 applies if the Employer has adopted the 401(k) plan Agreement. The 401(k) Agreement is a profit sharing plan with a 401(k) feature. Any reference to the Agreement under this Section 2.3 is a reference to the 401(k) Agreement. The Employer must designate under Part 4 of the Agreement the amount and type of Employer Contributions it will make under the Plan. Employer Contributions under a 401(k) plan are generally subject to special limits and nondiscrimination rules. (See Article 17 for a discussion of the special rules that apply to the Employer Contributions under a 401(k) plan.) The Employer may make any (or all) of the following contributions under the 401(k) Agreement.

         (A) SECTION 401(K) DEFERRALS. If so elected under Part 4A of the Agreement, an Eligible Participant may enter into a Salary Reduction Agreement with the Employer authorizing the Employer to withhold a specific dollar amount or a specific percentage from the Participant's Included Compensation and to deposit such amount into the Participant's Section 401(k) Deferral Account under the Plan. An Eligible Participant may defer with respect to Included Compensation that exceeds the Compensation Dollar Limitation, provided the deferrals otherwise satisfy the limitations under Code ss.402(g) and any other limitations under the Plan. A Salary Reduction Agreement may only relate to Included Compensation that is not currently available at the time the Salary Reduction Agreement is completed. An Employer may elect under Part 4A, #15 of the Agreement to provide a special effective date solely for Section 401(k) Deferrals under the Plan.

                  An Employee's Section 401(k) Deferrals are treated as Employer Contributions for all purposes under this Plan, except as otherwise provided under the Code or Treasury regulations. If the Employer adopts the Nonstandardized 401(k) Agreement and does not elect to allow Section 401(k) Deferrals under Part 4A of the Agreement, the only contributions an Eligible Participant may make to the Plan are Employee After-Tax Contributions as authorized under Article 3 of this BPD and
                  Part 4D of the Nonstandardized Agreement. In either case, an Eligible Participant may also receive Employer Nonelective Contributions and/or Employer Matching Contributions under the Plan, to the extent authorized under the Agreement. (The Employee may not make Employee After-Tax Contributions under the Standardized 401(k) Agreement.)


                  (1) CHANGE IN DEFERRAL ELECTION. At least once a year, an Eligible Participant may enter into a new Salary Reduction Agreement, or may change his/her elections under an existing Salary Reduction Agreement, at the

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                           time and in the manner prescribed by the Plan
                           Administrator on the Salary Reduction Agreement form (or other written procedures). The Salary Reduction Agreement may also provide elections as to the investment funds into which the Section 401(k) Deferrals will be contributed and the time and manner a Participant may change such elections.

                  (2) AUTOMATIC DEFERRAL ELECTION. If elected under Part 4A, #14 of the Agreement, the Employer will automatically withhold the amount designated under
                           Part 4A, #14 from Eligible Participants' Included Compensation for payroll periods starting with such Participants' Entry Date, unless the Eligible Participant completes a Salary Reduction Agreement electing a different deferral amount (including a zero deferral amount). The Employer must designate in
                           Part 4A, #14 of the Agreement the date as of which an Employee's deferral election will be taken into account to override the automatic deferral election under this subparagraph (2). This automatic deferral election does not apply to any Eligible Participant who has elected to defer an amount equal to or greater than the automatic deferral amount designated in Part 4A, #14 of the Agreement. The Employer may elect under Part 4A, #14.b. of the Agreement to apply the automatic deferral election only to Employees who become Eligible Participants after a specified date. The Plan Administrator will deposit all amounts withheld pursuant to this automatic deferral election into the appropriate Participant's Section 401(k) Deferral Account.

                           Prior to the time an automatic deferral election first goes into effect, an Eligible Participant must receive written notice concerning the effect of the automatic deferral election and his/her right to elect a different level of deferral under the Plan, including the right to elect not to defer. After receiving the notice, an Eligible Participant must have a reasonable time to enter into a new Salary Reduction Agreement before any automatic deferral election goes into effect.

         (B) EMPLOYER MATCHING CONTRIBUTIONS. If so elected under Part 4B of the Agreement, the Employer will make an Employer Matching Contribution, in accordance with the matching contribution formula(s) selected in Part 4B, #16, to Eligible Participants who satisfy the allocation conditions under Part 4B, #19 of the Agreement. See Section 2.6. Any Employer Matching Contribution determined under Part 4B, #16 will be allocated to the Eligible Participant's Employer Matching Contribution Account.

                  (1) APPLICABLE CONTRIBUTIONS. The Employer must elect under the Nonstandardized Agreement whether the matching contribution formula(s) applies to Section 401(k) Deferrals, Employee After-Tax Contributions, or both. Under the Standardized Agreement, Employer Matching Contributions apply only to Section 401(k) Deferrals. The contributions eligible for an Employer Matching Contribution are referred to under this Section as "applicable contributions." If a matching formula applies to both Section 401(k) Deferrals and Employee After-Tax Contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula.

                  (2) MULTIPLE FORMULAS. If the Employer elects more than one matching contribution formula under Part 4B, #16 of the Agreement, each formula is applied separately. An Eligible Participant's aggregate Employer Matching Contributions for a Plan Year will be the sum of the Employer Matching Contributions the Participant is entitled to under all such formulas.

                  (3) APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT UNDER THE MATCHING CONTRIBUTION FORMULA. The Employer must elect under Part 4B, #17.a. of the Agreement the period for which the applicable contributions are taken into account in applying the matching contribution formula(s) and in applying any limits on the amount of such contributions that may be taken into account under the formula(s). In applying the matching contribution formula(s), applicable contributions (and Included Compensation) are determined separately for each designated period and any limits on the amount of applicable contributions taken into account under the matching contribution formula(s) are applied separately for each designated period.

                  (4) PARTIAL PERIOD OF PARTICIPATION. In applying the matching contribution formula(s) under the Plan to an Employee who is an Eligible Participant for only part of the Plan Year, the Employer may elect under Part 4B, #17.b. of the Agreement to take into account Included Compensation for the entire Plan Year or only for the portion of the Plan Year during which the Employee is an Eligible Participant. Alternatively, the Employer may elect under Part 4B, #17.b.(3) of the Agreement to take into account Included Compensation only for the period that the Employee actually makes applicable contributions under the Plan. In applying this subsection (4), an Employee's status as an Eligible Participant is determined solely with respect to the Employer Matching Contribution under Part 4B of the Agreement.

         (C)      QUALIFIED MATCHING CONTRIBUTIONS (QMACS). If so elected under
                  Part 4B, #18 of the Agreement, the Employer may treat all (or a portion) of its Employer Matching Contributions as QMACs. If an Employer Matching Contribution is designated as a QMAC, it must satisfy the requirements for a QMAC (as described in Section 17.7(g)) at the time the contribution is made to the Plan and must be allocated to the Participant's QMAC Account. To the extent an Employer Matching Contribution is treated as a QMAC under Part 4B, #18, such contribution will be 100%


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                  vested, regardless of any inconsistent elections under Part 6 of the Agreement relating to Employer Matching Contributions. (See Sections 17.2(d)(2) and 17.3(d)(2) for the ability to make QMACs to correct an ADP or ACP failure without regard to any election under Part 4B, #18 of the Agreement.)

                  Under Part 4B, #18, the Employer may designate all Employer Matching Contributions as QMACs or may designate only those Employer Matching Contributions under specific matching contribution formula(s) to be QMACs. Alternatively, the Employer may authorize a discretionary QMAC, in addition to the Employer Matching Contributions designated under Part 4B, #16, to be allocated uniformly as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may elect under the Agreement to allocate the discretionary QMAC only to Eligible Participants who are Nonhighly Compensated Employees or to all Eligible Participants. If the Employer elects both a discretionary Employer Matching Contribution formula and a discretionary QMAC formula, the Employer must designate, in writing, the extent to which any matching contribution is intended to be an Employer Matching Contribution or a QMAC.

         (D) EMPLOYER NONELECTIVE CONTRIBUTIONS. If so elected under Part 4C of the Agreement, the Employer may make Employer Nonelective Contributions on behalf of each Eligible Participant under the Plan who has satisfied the allocation conditions described in Part 4C, #24 of the Agreement. See
                  Section 2.6. The Employer must designate under Part 4C, #20 of the Agreement the amount of any Employer Nonelective Contributions it wishes to make under the Plan. The amount of any Employer Nonelective Contributions authorized under the Plan and the method of allocating such contributions is described in Section 2.2 of this Article.

         (E) QUALIFIED NONELECTIVE CONTRIBUTIONS (QNECS). The Employer may elect under Part 4C, #22 of the Agreement to permit discretionary QNECs under the Plan. A QNEC must satisfy the requirements for a QNEC (as described in Section 17.7(h)) at the time the contribution is made to the Plan and must be allocated to the Participant's QNEC Account. If the Plan authorizes the Employer to make both a discretionary Employer Nonelective Contribution and a discretionary QNEC, the Employer must designate, in writing, the extent to which any contribution is intended to be an Employer Nonelective Contribution or a QNEC. To the extent an Employer Nonelective Contribution is treated as a QNEC under Part 4C, #22, such contribution will be 100% vested, regardless of any inconsistent elections under Part 6 of the Agreement relating to Employer Nonelective Contributions. (See Sections 17.2(d)(2) and 17.3(d)(2) for the ability to make QNECs to correct an ADP or ACP failure without regard to any election under Part 4C, #22 of the Agreement.)

                  If the Employer makes a QNEC for the Plan Year, it will be allocated to Participants' QNEC Account based on the allocation method selected by the Employer under Part 4C, #22 of the Agreement. An Eligible Participant will receive a QNEC allocation even if he/she has not satisfied any allocation conditions designated under Part 4C, #24 of the Agreement, unless the Employer elects otherwise under the Part 4C, #22.c. of the Agreement.

                  (1) PRO RATA ALLOCATION METHOD. If the Employer elects the Pro Rata Allocation Method under Part 4C, #22.a. of the Agreement, any Employer Nonelective Contribution properly designated as a QNEC will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees or to all Eligible Participants, as specified under Part 4C, #22.a.

                  (2) BOTTOM-UP QNEC METHOD. If the Employer elects the Bottom-up QNEC method under Part 4C, #22.b. of the Agreement, any Employer Nonelective Contribution properly designated as a QNEC will be first allocated to the Eligible Participant with the lowest Included Compensation for the Plan Year for which the QNEC is being allocated. To receive an allocation of the QNEC under this subsection (2), the Eligible Participant must be a Nonhighly Compensated Employee for the Plan Year for which the QNEC is being allocated.

                           The QNEC will be allocated to the Eligible
                           Participant with the lowest Included Compensation until all of the QNEC has been allocated or until the Eligible Participant has reached his/her Annual Additions Limitation, as described in Article 7. For this purpose, if two or more Eligible Participants have the same Included Compensation, the QNEC will be allocated equally to each Eligible Participant until all of the QNEC has been allocated, or until each Eligible Participant has reached his/her Annual Additions Limitation. If any QNEC remains unallocated, this process is repeated for the Eligible Participant(s) with the next lowest level of Included Compensation in accordance with the provisions under this subsection (2), until all of the QNEC is allocated.

         (F) SAFE HARBOR CONTRIBUTIONS. If so elected under Part 4E of the 401(k) Agreement, the Employer may elect to treat this Plan as a Safe Harbor 401(k) Plan. To qualify as a Safe Harbor 401(k) Plan, the Employer must make a Safe Harbor Nonelective Contribution or a Safe Harbor Matching Contribution under the Plan. Such contributions are subject to special vesting and distribution restrictions and must be allocated to the Eligible Participants' Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account, as

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                  applicable. Section 17.6 describes the requirements that must be met to qualify as a Safe Harbor 401(k) Plan and the method for calculating the amount of the Safe Harbor Contribution that must be made under the Plan.

         (G) PRIOR SIMPLE 401(K) PLAN. If this Agreement is being used to amend or restate a 401(k) plan which complied with the SIMPLE 401(k) plan provisions under Code ss.401(k)(11), any provision in this Agreement which is inconsistent with the SIMPLE 401(k) plan provisions is not effective for any Plan Year during which the plan complied with the SIMPLE 401(k) plan provisions.

2.4 MONEY PURCHASE PLAN CONTRIBUTION AND ALLOCATIONS. This Section 2.4 applies if the Employer has adopted the money purchase plan Agreement. Any reference to the Agreement under this Section 2.4 is a reference to the money purchase plan Agreement.

         (A) EMPLOYER CONTRIBUTIONS. The Employer must elect under Part 4 of the Nonstandardized Agreement to make Employer Contributions under one or more of the following methods:

                  (1) as a uniform percentage of each Eligible Participant's Included Compensation;

                  (2)      as a uniform dollar amount for each Eligible
                           Participant;

                  (3) under the Permitted Disparity Method (using either the individual method or group method);

                  (4)      under a formula based on service with the Employer;
                           or

                  (5)      under a Davis-Bacon Contribution Formula.

                  Under the Standardized Agreement, the Employer may only elect to make an Employer Contribution as a uniform percentage of Included Compensation, a uniform dollar amount, or under the Permitted Disparity Method.

                  An Eligible Participant is only entitled to share in the Employer Contribution if such Participant satisfies the allocation conditions described under Part 4, #15 of the Agreement. See Section 2.6.

                  If the Employer elects more than one Employer Contribution formula under Part 4, #12 of the Agreement, each formula is applied separately. An Eligible Participant's aggregate Employer Contributions for a Plan Year will be the sum of the Employer Contributions the Participant is entitled to under all such formulas.

         (B) UNIFORM PERCENTAGE OR UNIFORM DOLLAR AMOUNT. The contribution made by the Employer must be allocated to Eligible Participants in a definitely determinable manner. If the Employer elects to make an Employer Contribution as a uniform percentage of Included Compensation under Part 4, #12.a. of the Agreement or as a uniform dollar amount under Part 4, #12.b. of the Agreement, each Eligible Participant's allocation of the Employer Contribution will equal the amount determined under the contribution formula elected under the Agreement.

         (C) PERMITTED DISPARITY METHOD. The Employer may elect under Part 4, #12.c. of the Agreement to use the Permitted Disparity Method using either the individual method or the group method. An Employer may not elect a Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or accrual of benefits under the plan.

                  For purposes of applying the Permitted Disparity Method, Excess Compensation is the portion of an Eligible Participant's Included Compensation that exceeds the Integration Level. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under
                  Part 4, #14.b. of the Agreement.

                  (1) INDIVIDUAL METHOD. If the Employer elects the Permitted Disparity Method using the individual method, each Eligible Participant will receive an allocation of the Employer Contribution equal to the amount determined under the contribution formula under Part 4, #12.c.(1) of the Agreement. Under the individual Permitted Disparity Method, the Employer will contribute (i) a fixed percentage of each Eligible Participant's Included Compensation for the Plan Year plus (ii) a fixed percentage of each Eligible Participant's Excess Compensation. The percentage of each Eligible Participant's Excess Compensation under (ii) may not exceed the lesser of the percentage of total Included Compensation contributed under (i) or the Applicable Percentage under the following table:

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
                                             Integration Level                                  Applicable
                                (As a percentage of the Taxable Wage Base)                      Percentage
                                ------------------------------------------                      ----------

                                                   100%                                            5.7%

                                     More than 80% but less than 100%                              5.4%

                                    More than 20% and not more than 80%                            4.3%

                                                20% or less                                        5.7%

                  (2) GROUP METHOD. If the Employer elects the Permitted Disparity Method using the group method under Part 4, #12.c.(2) of the Agreement, the Employer will contribute a fixed percentage (as designated in the Agreement) of the total Included Compensation for the Plan Year of all Eligible Participants. The total Employer Contribution is then allocated among the Eligible Participants under either the Two-Step Formula or the Four-Step Formula described below.

                           (I) TWO-STEP FORMULA. If the Employer elects the Two-Step Formula, the Employer Contribution will be allocated in the same manner as under Section 2.2(b)(2)(i) above. However, the Employer may elect to have the Four-Step Formula automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

                           (II) FOUR-STEP FORMULA. If the Employer elects the Four-Step Formula or if the Plan is a Top-Heavy Plan and the Employer elects to have the Four-Step Formula apply for Plan Years when the Plan is a Top-Heavy Plan, the Employer Contribution will be allocated to Eligible Participants in the same manner as under Section 2.2(b)(2)(ii) above.

         (D)      CONTRIBUTION BASED ON SERVICE. The Employer may elect under
                  Part 4, #12.d. of the Nonstandardized Agreement to provide an Employer Contribution for each Eligible Participant based on the service performed by such Eligible Participant during the Plan Year (or other period designated under Part 4, #13.a. of the Agreement). The Employer may provide a fixed dollar amount of a fixed percentage of Included Compensation for each Hour of Service, each week of employment or any other measuring period selected under Part 4, #12.d. of the Nonstandardized Agreement. If the Employer elects to make a contribution based on service, each Eligible Participant will receive an allocation of the Employer Contribution equal to the amount determined under the contribution formula under Part 4, #12.d. of the Nonstandardized Agreement.

         (E)      DAVIS-BACON CONTRIBUTION FORMULA. The Employer may elect under
                  Part 4, #12.e. of the Nonstandardized Agreement to provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. Each such Eligible Participant will receive a contribution based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A of the Agreement. Schedule A is incorporated as part of the Agreement.In applying the Davis-Bacon Contribution Formula under this subsection (e), the following default rules will apply. The Employer may modify these default rules under
                  Part 4, #12.e.(2) of the Nonstandardized Agreement

                  (1) ELIGIBLE EMPLOYEES. Highly Compensated Employees are Excluded Employees for purposes of receiving an Employer Contribution under the Davis-Bacon Contribution Formula.

                  (2) MINIMUM AGE AND SERVICE CONDITIONS. No minimum age or service conditions will apply for purposes of determining an Employee's eligibility under the Davis-Bacon Contribution Formula.

                  (3) ENTRY DATE. For purposes of applying the Davis-Bacon Contribution Formula, an Employee becomes an Eligible Participant on his/her Employment Commencement Date.

                  (4) ALLOCATION CONDITIONS. No allocation conditions (as described in Section 2.6) will apply for purposes of determining an Eligible Participant's allocation under the Davis-Bacon Contribution Formula.

                  (5) VESTING. Employer Contributions made pursuant to the Davis-Bacon Contribution Formula are always 100% vested.

                  (6) OFFSET OF OTHER EMPLOYER CONTRIBUTIONS. The contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan. However, the Employer may elect under Part 4, #12.e.(1) of the Nonstandardized Agreement to offset any other Employer Contributions made under the Plan by the Employer Contributions a Participant receives under the Davis-Bacon Contribution Formula.

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         (F)      APPLICABLE PERIOD FOR DETERMINING INCLUDED COMPENSATION. In
                  determining the amount of Employer Contribution to be allocated to an Eligible Participant, Included Compensation is determined separately for each period designated under Part 4, #13.a. of the Agreement. If the Employer elects the Permitted Disparity Method under Part 4, #12.c. of the Agreement, the period designated under Part 4, #13.a. must be the Plan Year. If the Employer elects an Employer Contribution formula under
                  Part 4, #12 of the Agreement other than the Permitted Disparity Method, and elects a period under Part 4, #13.a. other than the Plan Year, a Participant's allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. If the Employer elects the service formula under Part 4, #12.d. of the Nonstandardized Agreement, the Employer Contribution also will be determined separately for each period designated under Part 4, #13.a. of the Agreement based on service performed during such period. The Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

         (G) SPECIAL RULES FOR DETERMINING INCLUDED COMPENSATION. The same rules as discussed under Section 2.2(c)(2) apply to permit the Employer to elect under Part 4, #13.b. of the Agreement to take into account an Employee's Included Compensation for the entire Plan Year, even if the Employee is an Eligible Participant for only part of the Plan Year. If no election is made under Part 4, #13.b., only Included Compensation for the portion of the Plan Year while an Employee is an Eligible Participant will be taken into account in determining an Employee's Employer Contribution under the Plan. The Employer also may elect under Part 4, #13.c. of the Agreement to take into account Included Compensation for the calendar year ending in the Plan Year or other 12-month period, as provided in Section 2.2(c)(3).

         (H) LIMIT ON CONTRIBUTION WHERE EMPLOYER MAINTAINS ANOTHER PLAN IN ADDITION TO A MONEY PURCHASE PLAN. If the Employer adopts the money purchase plan Agreement and also maintains another qualified retirement plan, the contribution to be made under the money purchase plan Agreement (as designated in Part 4 of the Agreement) will not exceed the maximum amount that is deductible under Code ss.404(a)(7), taking into account all contributions that have been made to the plans prior to the date a contribution is made under the money purchase plan Agreement.

2.5 TARGET BENEFIT PLAN CONTRIBUTION. This Section 2.5 applies if the Employer has adopted the target benefit plan Agreement. Any reference to the Agreement under this Section 2.5 is a reference to the target benefit plan Agreement.

         (A) STATED BENEFIT. A Participant's Stated Benefit, as of any Plan Year, is the amount determined in accordance with the benefit formula selected under Part 4 of the Agreement, payable annually in the form of a Straight Life Annuity commencing upon the Participant's Normal Retirement Age (as defined in
                  Part 5 of the Agreement) or current age (if later). In applying the benefit formula under Part 4, all projected Years of Participation (as defined in subsection (d)(10) below) are counted beginning with the first Plan Year and projecting through the last day of the Plan Year in which the Participant attains Normal Retirement Age (or the current Plan Year, if later), assuming all relevant factors remain constant for future Plan Years. For this purpose, the first Plan Year is the latest of:

                  (1) the first Plan Year in which the Participant becomes an Eligible Participant;

                  (2) the first Plan Year immediately following a Plan Year in which the Plan did not satisfy the target benefit plan safe harbor under Treas. Reg.
                           ss.1.401(a)(4)-8(b)(3); or

                  (3) the first Plan Year taken into account under the Plan's benefit formula, as designated in Part 4, #13.c. of the Agreement. If Part 4, #13.c. is not completed, the first Plan Year taken into account under this subsection (3) will be the original Effective Date of this Plan, as designated under #59.a. or #59.b.(2) of the Agreement, as applicable.

                  If this Plan is a "prior safe harbor plan" then, solely for purposes of determining projected Years of Participation, the Plan is deemed to satisfy the target benefit plan safe harbor under Treas. Reg. ss.1.401(a)(4)-8(b)(3) and the Participant is treated as an Eligible Participant under the Plan for any Plan Year beginning prior to January 1, 1994. This Plan is a prior safe harbor plan if it was originally in effect on September 19, 1991, and on that date the Plan contained a stated benefit formula that took into account service prior to that date, and the Plan satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether a plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy ss.401(l) of the Code, will be taken into account.

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         (B)      EMPLOYER CONTRIBUTION. Each Plan Year, the Employer will
                  contribute to the Plan on behalf of each Eligible Participant who has satisfied the allocation conditions under Part 4, #15 of the Agreement, an amount necessary to fund the Participant's Stated Benefit, determined in accordance with the benefit formula selected under Part 4, #13 of the Agreement. The Employer's required contribution may be reduced by forfeitures in accordance with the provisions of Section 5.5(b).

                  (1) PARTICIPANT HAS NOT REACHED NORMAL RETIREMENT AGE. If a Participant has not reached Normal Retirement Age by the last day of the Plan Year, the Employer Contribution for such Plan Year with respect to that Participant is the excess, if any, of the Present Value Stated Benefit (as defined in subsection (3) below) over the Theoretical Reserve (as defined in subsection (4) below), multiplied by the appropriate Amortization Factor from Table II under Exhibit A of the Agreement. The factors under Table II are determined based on the applicable interest rate assumptions selected under Part 4, #14.b.(1) of the Agreement.

                  (2) PARTICIPANT HAS REACHED NORMAL RETIREMENT AGE. If a Participant has reached Normal Retirement Age by the last day of the Plan Year, the Employer Contribution for such Plan Year with respect to that Participant is the excess, if any, of the Present Value Stated Benefit (as defined in subsection (3) below) over the Theoretical Reserve (as defined in subsection (4) below).

                  (3) PRESENT VALUE STATED BENEFIT. For purposes of determining the Employer Contribution under the Plan, a Participant's Present Value Stated Benefit is the Participant's Stated Benefit multiplied by the appropriate present value factor under Table I or Table IA, as appropriate (if the Participant has not attained Normal Retirement Age) or Table IV (if the Participant has attained Normal Retirement Age). The Present Value Stated Benefit must be further adjusted by the factors under Table III if the Normal Retirement Age under the Plan is other than age 65. (See Exhibit A under the Agreement for the applicable factors. The applicable factors are determined based on the applicable interest rate assumptions selected under Part 4, #14.b.(1) of the Agreement and assuming a UP-1984 mortality table. If the Employer elects a different applicable mortality table under Part 4, #14.b.(2), appropriate factors must be attached to the Agreement.)

                  (4) THEORETICAL RESERVE. Except as provided in the following paragraph, for the first Plan Year for which the Stated Benefit is determined (see subsection (a) above), a Participant's Theoretical Reserve is zero. For each subsequent Plan Year, the Theoretical Reserve is the sum of the Theoretical Reserve for the prior Plan Year plus the Employer Contribution required for such prior Plan Year. The sum is then adjusted for interest (using the Plan's interest assumptions for the prior Plan Year) through the last day of the current Plan Year. For any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, no interest adjustment is required. For purposes of determining a Participant's Theoretical Reserve, minimum contributions required solely to comply with the Top-Heavy Plan rules under Article 16 are not included.

                           If this Plan was a prior safe harbor plan (see the definition of prior safe harbor plan under subsection
                           (a) above), with a benefit formula that takes into account Plan Years prior to the first Plan Year this Plan satisfies the target benefit plan safe harbor under Treas. Reg. ss.1.401(a)(4)-8(b)(3)(c), the
                           Theoretical Reserve for the first Plan Year is determined by subtracting the result in subsection
                           (ii) from the result in subsection (i).

                           (I) Determine the present value of the Stated Benefit as of the last day of the Plan Year immediately preceding the first Plan Year this Plan satisfies the target benefit plan safe harbor under Treas. Reg.
                                    ss.1.401(a)(4)-8(b)(3)(c), using the
                                    actuarial assumptions, the provisions of the Plan, and the Participant's compensation as of such date. For a Participant who has attained Normal Retirement Age, the Stated Benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's compensation as of such date, using a straight life annuity factor for a Participant whose attained age is the Normal Retirement Age under the Plan.

                           (II) Determine the present value of future Employer Contributions (i.e., the Employer Contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of ss.415 of the Code or the minimum contributions under ss.416 of the Code)), and the Participant's compensation as of such date, beginning with the first Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.

         (C) BENEFIT FORMULA. The Employer may elect under Part 4 of the Agreement to apply a Nonintegrated Benefit Formula or an Integrated Benefit Formula. The benefit formula selected under
                  Part 4 of the Agreement must comply with the target benefit plan safe harbor rules under Treas. Reg. ss.1.401(a)(4)-8(b)(3).

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                  (1)      NONINTEGRATED BENEFIT FORMULA. Under a Nonintegrated
                           Benefit Formula, benefits provided under Social Security are not taken into account when determining an Eligible Participant's Stated Benefit. A Nonintegrated Benefit Formula may provide for a Flat Benefit or a Unit Benefit.

                           (I)      FLAT BENEFIT. The Employer may elect under
                                    Part 4, #13.a.(1) of the Agreement to apply a Flat Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation. A Participant's Stated Benefit determined under the Flat Benefit formula will be reduced pro rata if the Participant's projected Years of Participation are less than 25 Years of Participation. For a Participant with less than 25 projected Years of Participation, the base percentage and the excess percentage are reduced by multiplying such percentages by a fraction, the numerator of which is the Participant's projected Years of Participation, and the denominator of which is 25.

                           (II)     UNIT BENEFIT. The Employer may elect under
                                    Part 4, #13.a.(2) of the Agreement or under
                                    Part 4, #13.a.(3) of the Nonstandardized
                                    Agreement to apply a Unit Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation multiplied by the Participant's Years of Participation with the Employer. The Employer may elect to limit the Years of Participation taken into account under a Unit Benefit formula, however, the Plan must take into account all Years of Participation up to at least 25 years.

                                    If the Employer elects a tiered formula
                                    under Part 4, #13.a.(3) of the
                                    Nonstandardized Agreement, the highest
                                    benefit percentage for any Participant with less than 33 Years of Participation cannot be more than one-third larger than the lowest benefit percentage for any Participant with less than 33 Years of Participation. This requirement is satisfied if the percentage under Part 4, #13.a.(3)(a) applies to all Years of Participation up to at least 33. If the percentage under Part 4, #13.a.(3)(a) applies to Years of Participation less than 33, this paragraph will be satisfied if the total Years of Participation taken into account under Part 4, #13.a.(3)(b) and Part 4, #13.a.(3)(d) is not less than 33 and the percentage
                                    designated in Part 4, #13.a.(3)(c) is not less than P1(25-Y)/(33-Y) and is not greater than P1(44-Y)/(33-Y), where P1 is the percentage under Part 4, #13.a.(3)(a) and Y is the number of Years of Participation to which the percentage under Part 4, #13.a.(3)(a) applies. If the total Years of Participation taken into account under Part 4, #13.a.(3)(b) and Part 4, #13.a.(3)(d) is less than 33, a similar calculation applies to any percentage designated in Part 4, #13.a.(3)(e).

                  (2) INTEGRATED BENEFIT FORMULA. An Integrated Benefit Formula is designed to provide a greater benefit to certain Participants to make up for benefits not provided under Social Security. An Integrated Benefit Formula may provide for a Flat Excess Benefit, a Unit Excess Benefit, a Flat Offset Benefit, or a Unit Offset Benefit. An Employer may not elect an Integrated Benefit Formula under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity (or imputes permitted disparity) in determining the allocation of contributions or accrual of benefits under the plan.

                           (I) FLAT EXCESS BENEFIT. The Employer may elect under Part 4, #13.b.(1) of the Agreement to apply a Flat Excess Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation ("base percentage") plus a specified percentage of Excess Compensation ("excess percentage").

                                    (A)     MAXIMUM PERMITTED DISPARITY. In
                                            completing a Flat Excess Benefit
                                            formula under Part 4, #13.b.(1) of
                                            the Agreement, the excess percentage
                                            under Part 4, #13.b.(1)(b) may not
                                            exceed the Maximum Disparity
                                            Percentage identified under
                                            subsection (3)(i) below. The excess
                                            percentage may be further reduced
                                            under the Cumulative Disparity Limit
                                            under subsection (3)(iv) below.

                                    (B)     LIMITATION ON YEARS OF
                                            PARTICIPATION. The Participant's
                                            base percentage and excess
                                            percentage under the Flat Excess
                                            Benefit formula are reduced pro rata
                                            if the Participant's projected Years
                                            of Participation are less than 35
                                            years. For a Participant with less
                                            than 35 projected Years of
                                            Participation, the base percentage
                                            and the excess percentage are
                                            reduced by multiplying such
                                            percentages by a fraction, the
                                            numerator of which is the
                                            Participant's projected Years of
                                            Participation, and the denominator
                                            of which is 35.

                           (II) UNIT EXCESS BENEFIT. The Employer may elect under Part 4, #13.b.(2) of the Agreement or under Part 4, #13.b.(3) of the Nonstandardized Agreement to apply a Unit Excess Benefit formula which provides a Stated Benefit equal to a specified

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                                    percentage of Average Compensation ("base
                                    percentage") plus a specified percentage of Excess Compensation ("excess percentage") multiplied by the Participant's Years of Participation with the Employer.

                                    (A)     MAXIMUM PERMITTED DISPARITY. In
                                            completing a Unit Excess Benefit
                                            formula under Part 4, #13.b. of the
                                            Agreement, the excess percentage
                                            under the formula may not exceed the
                                            Maximum Disparity Percentage
                                            identified under subsection (3)(i)
                                            below. In addition, if the Employer
                                            elects a tiered formula under Part
                                            4, #13.b.(3) of the Nonstandardized
                                            Agreement, the percentage designated
                                            under Part 4, #13.b.(3)(d) and/or
                                            Part 4, #13.b.(3)(f), as applicable,
                                            may not exceed the sum of the base
                                            percentage under Part 4,
                                            #13.b.(3)(a) and the excess
                                            percentage under Part 4,
                                            #13.b.(3)(b).

                                    (B)     LIMITATION ON YEARS OF
                                            PARTICIPATION. The Employer must
                                            identify under Part 4, #13.b. the
                                            Years of Participation that will be
                                            taken into account under the Unit
                                            Excess Benefit formula. If the
                                            Employer elects a uniform formula
                                            under Part 4, #13.b.(2) of the
                                            Agreement, the Plan must take into
                                            account all Years of Participation
                                            up to at least 25. In addition, a
                                            Participant may not be required to
                                            complete more than 35 Years of
                                            Participation to earn his/her full
                                            Stated Benefit. (See the Cumulative
                                            Disparity Limit under subsection
                                            (3)(iv) below for additional
                                            restrictions that may limit a
                                            Participant's Years of Participation
                                            that may be taken into account under
                                            the Plan.)

                                            If the Employer elects a tiered
                                            formula under Part 4, #13.b.(3) of
                                            the Nonstandardized Agreement and
                                            the Years of Participation specified
                                            under Part 4, #13.b.(3)(c) is less
                                            than 35, the percentage under Part
                                            4, #13.b.(3)(d) must equal the sum
                                            of the base percentage under Part 4,
                                            #13.b.(3)(a) and the excess
                                            percentage under Part 4,
                                            #13.b.(3)(b) and any Years of
                                            Participation required under Part 4,
                                            #13.b.(3)(e) may not be less than 35
                                            minus the Years of Participation
                                            designated under Part 4,
                                            #13.b.(3)(c). (See the Cumulative
                                            Disparity Limit under subsection
                                            (3)(iv) below for additional
                                            restrictions that may limit a
                                            Participant's Years of Participation
                                            that may be taken into account under
                                            the Plan.) If the number of Years of
                                            Participation specified under Part
                                            4, #13.b.(3)(c) is less than 35, and
                                            Part 4, #13.b.(3)(d) is not checked,
                                            the percentage specified under Part
                                            4, #13.b.(3)(f) must equal the sum
                                            of the base percentage under Part 4,
                                            #13.b.(3)(a) and the excess
                                            percentage under Part 4,
                                            #13.b.(3)(b).

                           (III) FLAT OFFSET BENEFIT. The Employer may elect under Part 4, #13.b.(4) of the Nonstandardized Agreement or Part 4, #13.b.(3) of the Standardized Agreement to apply a Flat Offset Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation ("gross percentage") offset by a specified percentage of Offset Compensation ("offset percentage").

                                    (A)     MAXIMUM PERMITTED DISPARITY. In
                                            applying a Flat Offset Benefit
                                            formula, the offset percentage for
                                            any Participant may not exceed the
                                            Maximum Offset Percentage identified
                                            under subsection (3)(ii) below. The
                                            offset percentage may be further
                                            reduced under the Cumulative
                                            Disparity Limit under subsection
                                            (3)(iv) below.

                                    (B)     LIMITATION ON YEARS OF
                                            PARTICIPATION. The Participant's
                                            gross percentage and offset
                                            percentage under the Flat Offset
                                            Benefit formula are reduced pro rata
                                            if the Participant's projected Years
                                            of Participation are less than 35
                                            years. For a Participant with less
                                            than 35 projected Years of
                                            Participation, the gross percentage
                                            and the offset percentage are
                                            reduced by multiplying such
                                            percentages by a fraction, the
                                            numerator of which is the
                                            Participant's projected Years of
                                            Participation, and the denominator
                                            of which is 35.

                           (IV) UNIT OFFSET BENEFIT. The Employer may elect under Part 4, #13.b.(5) and Part 4, #13.b.(6) of the Agreement or under Part 4, #13.b.(4) of the Standardized Agreement to apply a Unit Offset Benefit formula which provides a Stated Benefit equal to a specified percentage of Average Compensation ("gross percentage") offset by a specified percentage of Offset Compensation ("offset percentage") multiplied by the Participant's Years of Participation with the Employer.

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                                    (A)     MAXIMUM PERMITTED OFFSET. In
                                            applying a Unit Offset Benefit
                                            formula, the offset percentage for
                                            any Participant may not exceed the
                                            Maximum Offset Percentage identified
                                            under subsection (3)(ii) below. In
                                            addition, if the Employer elects a
                                            tiered formula under Part 4,
                                            #13.b.(6) of the Nonstandardized
                                            Agreement, the percentage designated
                                            under Part 4, #13.b.(6)(d) and/or
                                            Part 4, #13.b.(6)(f), as applicable,
                                            may not exceed the gross percentage
                                            under Part 4, #13.b.(6)(a).

                                    (B)     LIMITATION ON YEARS OF
                                            PARTICIPATION. The Employer must
                                            identify under Part 4, #13.b. the
                                            Years of Participation that will be
                                            taken into account under the Unit
                                            Offset Benefit formula. If the
                                            Employer elects a uniform offset
                                            formula under Part 4, #13.b.(5) of
                                            the Nonstandardized Agreement or
                                            Part 4, #13.b.(4) of the
                                            Standardized Agreement, the Plan
                                            must take into account all Years of
                                            Participation up to at least 25. In
                                            addition, a Participant may not be
                                            required to complete more than 35
                                            Years of Participation to earn
                                            his/her full Stated Benefit. (See
                                            the Cumulative Disparity Limit under
                                            subsection (3)(iv) below for
                                            additional restrictions that may
                                            limit a Participant's Years of
                                            Participation that may be taken into
                                            account under the Plan.)

                                            If the Employer elects a tiered
                                            offset formula under Part 4,
                                            #13.b.(6) of the Nonstandardized
                                            Agreement and the Years of
                                            Participation specified under Part
                                            4, #13.b.(6)(c) is less than 35, any
                                            percentage under Part 4,
                                            #13.b.(6)(d) must equal the gross
                                            percentage under Part 4,
                                            #13.d.(6)(a) and any Years of
                                            Participation required under Part 4,
                                            #13.b.(6)(e) may not be less than 35
                                            minus the Years of Participation
                                            designated under Part 4,
                                            #13.b.(6)(c). (See the Cumulative
                                            Disparity Limit under subsection
                                            (3)(iv) below for additional
                                            restrictions that may limit a
                                            Participant's Years of Participation
                                            that may be taken into account under
                                            the Plan.) If the number of Years of
                                            Participation specified under Part
                                            4, #13.b.(6)(c) is less than 35, and
                                            Part 4, #13.b.(6)(d) is not checked,
                                            the percentage specified under Part
                                            4, #13.b.(6)(f) must equal the gross
                                            percentage under Part 4,
                                            #13.b.(6)(a).

                  (3) SPECIAL RULES FOR APPLYING INTEGRATED BENEFIT FORMULAS UNDER PART 4, #13.B. OF THE AGREEMENT.

                           (I) MAXIMUM DISPARITY PERCENTAGE. In applying the Flat Excess Benefit formula described in subsection (2)(i) above or the Unit Excess Benefit formula described in subsection
                                    (2)(ii) above, the excess percentage under the formula may not exceed the Maximum Disparity Percentage. Under a Flat Excess Benefit formula, the Maximum Disparity Percentage is the lesser of the base percentage specified under the Agreement or the appropriate factor described under the Simplified Table below multiplied by 35. Under a Unit Excess Benefit formula, the Maximum Disparity Percentage is the lesser of the base percentage specified under the Agreement or the appropriate factor described under the Simplified Table below.

                                    In applying the Simplified Table below, NRA is a Participant's Normal Retirement Age under the Plan. If a Participant's Normal Retirement Age is prior to age 55, the applicable factors under the Simplified Table must be further reduced to a factor that is the Actuarial Equivalent of the factor at age 55. (See (iii) below for possible adjustments to the Simplified Table if an Integration Level other than Covered Compensation is selected under Part 4, #14.d.(1) of the Agreement.)

                                SIMPLIFIED TABLE

                     Maximum                                       Maximum
    NRA       Disparity Percentage               NRA        Disparity Percentage
    ---       --------------------               ---         -------------------
    70                0.838                       62               0.416
    69                0.760                       61               0.382
    68                0.690                       60               0.346
    67                0.627                       59               0.330
    66                0.571                       58               0.312
    65                0.520                       57               0.294
    64                0.486                       56               0.278
    63                0.450                       55               0.260
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                           (II)     MAXIMUM OFFSET PERCENTAGE. In applying the
                                    Flat Offset Benefit formula described in subsection (2)(iii) above or the Unit Offset Benefit formula described in subsection
                                    (2)(iv) above, the offset percentage under the formula may not exceed the Maximum Offset Percentage. Under a Flat Offset Benefit formula, the Maximum Offset Percentage is the lesser of 50% of the gross percentage specified under the Agreement or the appropriate factor described under the Simplified Table above, multiplied by 35. Under a Unit Offset Benefit formula, the Maximum Offset Percentage is the lesser of 50% of the gross percentage specified under the Agreement or the appropriate factor described under the Simplified Table above.

                                    In applying the Simplified Table above, NRA is a Participant's Normal Retirement Age under the Plan. If a Participant's Normal Retirement Age is prior to age 55, the applicable factors under the Simplified Table must be further reduced to a factor that is the Actuarial Equivalent of the factor at age 55. (See (iii) below for possible adjustments to the Simplified Table if an Integration Level other than Covered Compensation is selected under Part 4, #14.d.(1) of the Agreement.)

                           (III) ADJUSTMENTS TO THE MAXIMUM DISPARITY PERCENTAGE / MAXIMUM OFFSET PERCENTAGE FOR INTEGRATION LEVEL OTHER THAN COVERED COMPENSATION. The factors under the Simplified Table under subsection (i) above are based on an Integration Level equal to Covered Compensation. If the Employer elects under Part 4, #14.d.(1)(b) - (e) of the Agreement to use an Integration Level other than Covered Compensation, the factors under the Simplified Table may have to be modified. If the Employer elects to modify the Integration Level under Part 4, #14.d.(1)(b) or Part 4, #14.d.(1)(c) of the
                                    Agreement, no modification to the Simplified
                                    Table is required. If the Employer elects to modify the Integration Level under Part 4, #14.d.(1)(d) or Part 4, #14.d.(1)(e), the factors under the Modified Table below must be used instead of the factors under the Simplified Table.

MODIFIED TABLE - FACTORS FOR INTEGRATION LEVEL OTHER THAN COVERED COMPENSATION

                      Maximum                                 Maximum
     NRA        Disparity Percentage            NRA      Disparity Percentage
     ---        --------------------            ---      --------------------
      70               0.670                    62              0.331
      69               0.608                    61              0.305
      68               0.552                    60              0.277
      67               0.627                    59              0.264
      66               0.502                    58              0.250
      65               0.416                    57              0.234
      64               0.388                    56              0.222
      63               0.360                    55              0.208

                           (IV) CUMULATIVE DISPARITY LIMIT. The Cumulative Disparity Limit applies to further limit the permitted disparity under the Plan. If the Cumulative Disparity Limit applies, the following adjustment will be made to the Participant's Stated Benefit, depending on the type of formula selected under the Agreement.

                                    (A)     FLAT EXCESS BENEFIT. In applying a
                                            Flat Excess Benefit formula, if a
                                            Participant's cumulative disparity
                                            years exceed 35, the excess
                                            percentage under the formula will be
                                            reduced as provided below. For this
                                            purpose, a Participant's cumulative
                                            disparity years consist of: (I) the
                                            Participant's projected Years of
                                            Participation (up to 35); (II) any
                                            years the Participant benefited (or
                                            is treated as having benefited)
                                            under this Plan prior to the
                                            Participant's first Year of
                                            Participation; and (III) any years
                                            credited to the Participant for
                                            allocation or accrual purposes under
                                            one or more qualified plans or
                                            simplified employee pension plans
                                            (whether or not terminated) ever
                                            maintained by the Employer (other
                                            than years counted in (I) or (II)
                                            above). For purposes of determining
                                            the Participant's cumulative
                                            disparity years, all years ending in
                                            the same calendar year are treated
                                            as the same year.

                                            If the Cumulative Disparity Limit
                                            applies, the excess percentage under
                                            the formula will be reduced by
                                            multiplying the excess percentage
                                            (as adjusted under this subsection
                                            (3)) by a fraction (not less than
                                            zero), the numerator of which is 35
                                            minus the sum of the years in (II)
                                            and (III) above, and the denominator
                                            of which is 35.

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                                    (B)     UNIT EXCESS BENEFIT. In applying a
                                            Unit Excess Benefit formula, the
                                            projected Years of Participation
                                            taken into account under the formula
                                            may not exceed the Participant's
                                            cumulative disparity years. For this
                                            purpose, the Participant's
                                            cumulative disparity years equal 35
                                            minus: (I) the years the Participant
                                            benefited or is treated as having
                                            benefited under this Plan prior to
                                            the Participant's first Year of
                                            Participation, and (II) the years
                                            credited to the Participant for
                                            allocation or accrual purposes under
                                            one or more qualified plans or
                                            simplified employee pension plans
                                            (whether or not terminated) ever
                                            maintained by the Employer other
                                            than years counted in (I) above or
                                            counted toward a Participant's
                                            projected Years of Participation.
                                            For purposes of determining the
                                            Participant's cumulative disparity
                                            years, all years ending in the same
                                            calendar year are treated as the
                                            same year.

                                    (C)     FLAT OFFSET BENEFIT. In applying a
                                            Flat Offset Benefit formula, if a
                                            Participant's cumulative disparity
                                            years exceed 35, the gross
                                            percentage and offset percentage
                                            under the formula will be reduced as
                                            provided below. For this purpose, a
                                            Participant's cumulative disparity
                                            years consist of: (I) the
                                            Participant's projected Years of
                                            Participation (up to 35); (II) any
                                            years the Participant benefited (or
                                            is treated as having benefited)
                                            under this Plan prior to the
                                            Participant's first Year of
                                            Participation; and (III) any years
                                            credited to the Participant for
                                            allocation or accrual purposes under
                                            one or more qualified plans or
                                            simplified employee pension plans
                                            (whether or not terminated) ever
                                            maintained by the Employer (other
                                            than years counted in (I) or (II)
                                            above). For purposes of determining
                                            the Participant's cumulative
                                            disparity years, all years ending in
                                            the same calendar year are treated
                                            as the same year.

                                            If the Cumulative Disparity Limit
                                            applies, the offset percentage will
                                            be reduced by multiplying such
                                            percentage by a fraction (not less
                                            than 0), the numerator of which is
                                            35 minus the sum of the years in
                                            (II) and (III) above, and the
                                            denominator of which is 35. The
                                            gross benefit percentage will be
                                            reduced by the number of percentage
                                            points by which the offset
                                            percentage is reduced.

                                    (D)     UNIT OFFSET BENEFIT. In applying a
                                            Unit Offset Benefit formula, the
                                            Years of Participation taken into
                                            account under the formula may not
                                            exceed the Participant's cumulative
                                            disparity years. For this purpose,
                                            the Participant's cumulative
                                            disparity years equal 35 minus: (I)
                                            the years the Participant benefited
                                            or is treated as having benefited
                                            under this Plan prior to the
                                            Participant's first Year of
                                            Participation, and (II) the years
                                            credited to the Participant for
                                            allocation or accrual purposes under
                                            one or more qualified plans or
                                            simplified employee pension plans
                                            (whether or not terminated) ever
                                            maintained by the Employer other
                                            than years counted in (I) above or
                                            counted toward a Participant's
                                            projected Years of Service. For
                                            purposes of determining the
                                            Participant's cumulative disparity
                                            years, all years ending in the same
                                            calendar year are treated as the
                                            same year.

         (D) DEFINITIONS. The following definitions apply for purposes of applying the benefit formulas described under this Section 2.5.

                  (1) AVERAGE COMPENSATION. The average of a Participant's annual Included Compensation during the Averaging Period, as designated in Part 3, #11 of the Agreement. If no modifications are made to the definition of Average Compensation under Part 3, #11, Average Compensation is the average of the Participant's annual Included Compensation for the three (3) consecutive Plan Years during the Participant's entire employment history which produce the highest average.

                           (I) AVERAGING PERIOD. Unless the Employer elects otherwise under Part 3, #11.a. of the Agreement, the Averaging Period for determining a Participant's Average Compensation is made up of the three (3) consecutive Measuring Periods during the Participant's Employment Period which results in the highest Average Compensation. The Employer may elect under Part 3, #11.a. to apply an alternative Averaging Period which is greater than three (3) consecutive Measuring Periods, may elect to take into account the highest Average Compensation over a period of nonconsecutive Measuring Periods, or may elect to take into account all Measuring Periods during the Participant's Employment Period.

                           (II) MEASURING PERIOD. Unless the Employer elects otherwise under Part 3, #11.b. of the Agreement, the Measuring Period for determining Average Compensation is the Plan Year. (If the Plan has a short Plan Year,

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                                    Average Compensation is based on Included
                                    Compensation earned during the 12-month
                                    period ending on the last day of the short
                                    Plan Year.) The Employer may elect under
                                    Part 3, #11.b. to apply an alternative
                                    Measuring Period for determining Average
                                    Compensation based on the calendar year or any other designated 12-month period. Alternatively, the Employer may elect to use calendar months as the Measuring Periods. If monthly Measuring Periods are selected under
                                    Part 3, #11.b., the Averaging Period
                                    designated under Part 3, #11.a. must be at least 36 months.

                           (III) EMPLOYMENT PERIOD. Unless the Employer elects otherwise under Part 3, #11.c. of the Agreement, the Employment Period used to determine Average Compensation is the Participant's entire employment period with the Employer. Instead of measuring Average Compensation over a Participant's entire period of employment, the Employer may elect under Part 3, #11.c. to use Averaging Periods only during the period following the Participant's original Entry Date (as determined under Part 2 of the Agreement) or any other specified period. If the Employer elects an alternative Employment Period under Part 3, #11.c., such Employment Period must end in the current Plan Year and may not be shorter than the Averaging Period selected in Part 3, #11.a. (or the Participant's entire period of employment, if shorter).

                           (IV) DROP-OUT YEARS. Unless elected otherwise under Part 3, #11.d. of the Agreement, all Measuring Periods within a Participant's Employment Period are included for purposes of determining Average Compensation. The Employer may elect under Part 3, #11.d. to exclude the Measuring Period in which the Participant terminates employment or any Measuring Period during which a Participant does not complete a designated number of Hours of Service. If the Employer elects to apply an Hour of Service requirement under
                                    Part 3, #11.d.(2), the designated Hours of
                                    Service required for any particular
                                    Participant may not exceed 75% of the Hours of Service that an Employee working full-time in the same job category as the Participant would earn during the Measuring Period.

                                    In determining whether the Measuring Periods within an Averaging Period are consecutive (see subsection (i) above), any Measuring Period excluded under this subsection (iv) will be disregarded.

                  (2) COVERED COMPENSATION. For purposes of applying an Integrated Benefit Formula, a Participant's Covered Compensation for the Plan Year is the average of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the Participant attains (or will attain) his/her Social Security Retirement Age. In determining a Participant's Covered Compensation, the Taxable Wage Base in effect as of the beginning of the Plan Year is assumed to remain constant for all future years. If a Participant is 35 or more years away from his/her Social Security Retirement Age, the Participant's Covered Compensation is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation remains constant for Plan Years beginning after the calendar year in which the Participant attains Social Security Retirement Age.

                           Unless elected otherwise under Part 4, #14.d.(2) of the Agreement, a Participant's Covered Compensation must be adjusted every Plan Year to reflect the Taxable Wage Base in effect for such year. The Employer may designate under Part 4, #14.d.(2)(a) to use Covered Compensation for a Plan Year earlier than the current Plan Year. Such earlier Plan Year may not be more than 5 years before the current Plan Year. For the sixth Plan Year following the Plan Year used to calculate Covered Compensation (as determined under this sentence), Covered Compensation will be adjusted using Covered Compensation for the prior Plan Year. Covered Compensation will not be adjusted for Plan Years prior to the sixth Plan Year following the Plan Year used to calculate Covered Compensation.

                           In determining a Participant's Covered Compensation, the Employer may elect under Part 4, #14.d.(2)(b) to apply the rounded Covered Compensation tables issued by the IRS instead of using the applicable Taxable Wage Bases of the Participant.

                  (3) EXCESS COMPENSATION. Excess Compensation is used for purposes of determining a Participant's Normal Retirement Benefit under an Excess Benefit Formula. A Participant's Excess Compensation is the excess (if any) of the Participant's Average Compensation over the Integration Level.

                  (4) INTEGRATION LEVEL. The Integration Level under the Plan is used for determining the Excess Compensation or Offset Compensation used to determine a Participant's Stated Benefit under the Plan. The Employer may elect under Part 4, #14.d.(1)(a) of the Agreement to use a Participant's Covered Compensation for the Plan Year as the Integration Level.

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                           Alternatively, the Employer may elect under Parts 4,
                           #14.d.(1)(b) - (e) to apply an alternative
                           Integration Level under the Plan. (See subsection
                           (c)(3)(iii) above for special rules that apply if the Employer elects an alternative Integration Level.)

                  (5) OFFSET COMPENSATION. A Participant's Offset Compensation is used to determine a Participant's Stated Benefit under an Offset Benefit formula. Unless modified under Part 3, #12 of the Agreement, Offset Compensation is the average of a Participant's annual Included Compensation over the three (3) consecutive Plan Years ending with the current Plan Year. A Participant's Offset Compensation is taken into account only to the extent it does not exceed the Integration Level under the Plan. For purposes of determining a Participant's Offset Compensation, Included Compensation which exceeds the Taxable Wage Base in effect for the beginning of a Measuring Period will not be taken into account.

                           (I) MEASURING PERIOD. Unless elected otherwise under Part 3, #12.a. of the Agreement, Offset Compensation is determined based on Included Compensation earned during the Plan Year (or the 12-month period ending on the last day of the Plan Year for a short Plan
                                    Year). Instead of using Plan Years, the
                                    Employer may elect under Part 3, #12.a. to determine Offset Compensation over the 3-year period ending with or within the current Plan Year based on calendar years or any other designated 12-month period.

                           (II) DROP-OUT YEARS. Unless elected otherwise under Part 3, #12.b. of the Agreement, Offset Compensation is determined based on the three consecutive Measuring Periods ending with or within the current Plan Year. The Employer may elect under Part 3, #12.b. to disregard the Measuring Period in which a Participant terminates employment for purposes of determining Offset Compensation.

                  (6) SOCIAL SECURITY RETIREMENT AGE. An Employee's retirement age as determined under Section 230 of the Social Security Retirement Act. For a Participant who attains age 62 before January 1, 2000 (i.e., born before January 1, 1938), the Participant's Social Security Retirement Age is 65. For a Participant who attains age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), the Participant's Social Security Retirement Age is 66. For a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954), the Participant's Social Security Retirement Age is 67.

                  (7) STATED BENEFIT. The amount determined in accordance with the benefit formula selected in Part 4 of the Agreement, payable annually as a Straight Life Annuity commencing at Normal Retirement Age (or current age, if later). (See subsection (a) above.)

                  (8) STRAIGHT LIFE ANNUITY. An annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

                  (9) TAXABLE WAGE BASE. Taxable Wage Base is the contribution and benefit base under Section 230 of the Social Security Retirement Act at the beginning of the Plan Year.

                  (10) YEAR OF PARTICIPATION. For purposes of determining a Participant's Stated Benefit under the Plan, a Participant's Years of Participation are defined under Part 4, #14.a. of the Agreement. (See subsection (a) above for rules regarding the determination of a Participant's projected Years of Participation.)

                           The Employer may elect under Part 4, #14.a.(1) to define an Employee's Years of Participation as each Plan Year during which the Employee satisfies the allocation conditions designated under Part 4, #15 of the Agreement (see Section 2.6 below), including Plan Years prior to the Employee's becoming an Eligible Participant under the Plan. Alternatively, the Employer may elect under Part 4, #14.a.(2) of the Agreement to define an Employee's Years of Participation as each Plan Year during which the Employee satisfies the allocation conditions designated under Part 4, #15 of the Agreement (see
                           Section 2.6 below), taking into account only Plan Years during which the Employee is an Eligible Participant. The Employer may elect under Part 4, #14.a.(3) to disregard any Year of Participation completed prior to a date designated under the Agreement.

2.6 ALLOCATION CONDITIONS. In order to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals and Safe Harbor Contributions), an Eligible Participant must satisfy any allocation conditions designated under Part 4, #15 of the Agreement with respect to such contributions. (Similar allocation conditions apply under Part 4B, #19 of the 401(k) Agreement for Employer Matching Contributions and
         Part 4C, #24 of the 401(k) Agreement for Employer Nonelective Contributions.) Under the Nonstandardized Agreements, the imposition of an allocation condition may cause the Plan to fail the minimum coverage requirements under Code ss.410(b), unless the only allocation condition under the Plan is a safe harbor allocation condition. (Under the

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         Standardized Agreements, the only allocation condition permitted is a safe harbor allocation condition. But see (b) below for a special rule upon plan termination.)

         (A) SAFE HARBOR ALLOCATION CONDITION. Under the safe harbor allocation condition under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. and Part 4C, #24.b. of the Nonstandardized 401(k) Agreement], the Employer may elect to require an Eligible Participant to be employed on the last day of the Plan Year or to complete more than a specified number of Hours of Service (not to exceed 500) during the Plan Year to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals or Safe Harbor Contributions) under the Plan. Under this safe harbor allocation condition, an Eligible Participant whose employment terminates before he/she completes the designated Hours of Service is not entitled to an allocation of Employer Contributions subject to such allocation condition. However, if an Eligible Participant completes at least the designated Hours of Service during a Plan Year, the Participant is eligible for an allocation of such Employer Contributions, even if the Participant's employment terminates during the Plan Year.

                  The imposition of the safe harbor allocation condition will not cause the Plan to fail the minimum coverage requirements under Code ss.410(b) because Participants who are excluded from participation solely as a result of the safe harbor allocation condition are excluded from the coverage test. Except as provided under subsection (b) below, the safe harbor allocation condition is the only allocation condition that may be used under the Standardized Agreement.

         (B) APPLICATION OF LAST DAY OF EMPLOYMENT RULE FOR MONEY PURCHASE AND TARGET BENEFIT PLANS IN YEAR OF TERMINATION. The Employer may elect under Part 4, #15.c. of the money purchase or target benefit plan Nonstandardized Agreement to require an Eligible Participant to be employed on the last day of the Plan Year to receive an Employer Contribution under the Plan. Regardless of whether the Employer elects to apply a last day of employment condition under the money purchase or target benefit plan Agreement, in any Plan Year during which a money purchase or target benefit Plan is terminated, the last day of employment condition applies. Any unallocated forfeitures under the Plan will be allocated in accordance with the contribution formula designated under Part 4 of the Agreement to each Eligible Participant who completes at least one Hour of Service during the Plan Year.

         (C) ELAPSED TIME METHOD. The Employer may elect under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. and
                  Part 4C, #24.e. of the Nonstandardized 401(k) Agreement] to apply the allocation conditions using the Elapsed Time Method. Under the Elapsed Time Method, instead of requiring the completion of a specified number of Hours of Service, the Employer may require an Employee to be employed with the Employer for a specified number of consecutive days.

                  (1) SAFE HARBOR ALLOCATION CONDITION. The Employer may elect under Part 4, #15.e.(1) of the Agreement [Part 4B, #19.e.(1) and/or Part 4C, #24.e.(1) of the
                           Nonstandardized 401(k) Agreement] to apply the safe harbor allocation condition (as described in subsection (a) above) using the Elapsed Time Method. Under the safe harbor Elapsed Time Method, a Participant who terminates employment with less than a specified number of consecutive days of employment (not more than 91 days) during the Plan Year will not be entitled to an allocation of the designated Employer Contributions. The use of the safe harbor allocation condition under the Elapsed Time Method provides the same protection from coverage as described in subsection (a) above.

                  (2) SERVICE CONDITION. Alternatively, the Employer may elect under Part 4, #15.e.(2) of the Nonstandardized Agreement [Part 4B, #19.e.(2) and/or Part 4C, #24.e.(2) of the Nonstandardized 401(k) Agreement] to require an Employee to complete a specified number of consecutive days of employment (not exceeding 182) to receive an allocation of the designated Employer Contributions.

         (D) SPECIAL ALLOCATION CONDITION FOR EMPLOYER MATCHING CONTRIBUTIONS UNDER NONSTANDARDIZED 401(K) AGREEMENT. The Employer may elect under Part 4B, #19.f. of the Nonstandardized 401(k) Agreement to require as a condition for receiving an Employer Matching Contribution that a Participant not withdraw the underlying applicable contributions being matched prior to the end of the period for which the Employer Matching Contribution is being made. Thus, for example, if the Employer elects under Part 4B, #17.a. of the Nonstandardized 401(k) Agreement to apply the matching contribution formula on the basis of the Plan Year quarter, a Participant would not be entitled to an Employer Matching Contribution with respect to any applicable contributions contributed during a Plan Year quarter to the extent such applicable contributions are withdrawn prior to the end of the Plan Year quarter during which they are contributed. A Participant could take a distribution of applicable contributions that were contributed for a prior period without losing eligibility for a current Employer Matching Contribution. This subsection (d) will not prevent a Participant from receiving an Employer Matching Contribution merely because the Participant takes a loan (as permitted under Article 14) from matched contributions.

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         (E)      APPLICATION TO DESIGNATED PERIOD. The Employer may elect under
                  Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. and Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] to apply any allocation condition(s) selected under the Agreement on the basis of the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k)
                  Agreement]. If this subsection (e) applies to any allocation condition(s) under the Plan, the following procedural rules apply. (This subsection (e) does not apply to the target benefit plan Agreement. See subsection (3) for rules applicable to the Standardized Agreements.)

                  (1) LAST DAY OF EMPLOYMENT REQUIREMENT. If the Employer elects under Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. or Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] to apply the allocation conditions on the basis of designated periods and the Employer elects to apply a last day of employment condition under Part 4, #15.c. of the Nonstandardized Agreement [Part 4B, #19.c. or Part 4C, #24.c. of the Nonstandardized 401(k) Agreement], an Eligible Participant will be entitled to receive an allocation of Employer Contributions for the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] only if the Eligible Participant is employed with the Employer on the last day of such period. If an Eligible Participant terminates employment prior to end of the designated period, no Employer Contribution will be allocated to that Eligible Participant for such period. Nothing in this subsection (1) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period prior to the period in which the individual terminates employment.

                  (2) HOURS OF SERVICE CONDITION. If the Employer elects to apply the allocation conditions on the basis of specified periods under Part 4, #15.f. of the Agreement [Part 4B, #19.g. or Part 4C, #24.f. of the Nonstandardized 401(k) Agreement], and elects to apply an Hours of Service condition under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement], an Eligible Participant will be entitled to receive an allocation of Employer Contributions for the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] only if the Eligible Participant completes the required Hours of Service before the last day of such period. In applying the fractional method under subsection (i) or the period-by-period method under subsection (ii), an Eligible Participant who completes a sufficient number of Hours of Service for the Plan Year to earn a Year of Service under the Plan will be entitled to a full contribution for the Plan Year, as if the Eligible Participant satisfied the Hours of Service condition for each designated period. A catch-up contribution may be required for such Participants.

                           (I) FRACTIONAL METHOD. The Employer may elect under Part 4, #15.f.(1) of the Nonstandardized Agreement [Part 4B, #19.g.(1) or Part 4C, #24.f.(1) of the
                                    Nonstandardized 401(k) Agreement] to apply the Hours of Service condition on the basis of specified period using the fractional method. Under the fractional method, the required Hours of Service for any period are determined by multiplying the Hours of Service required under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement] by a fraction, the numerator of which is the total number of periods completed during the Plan Year (including the current period) and the denominator of which is the total number of periods during the Plan Year. Thus, for example, if the Employer applies a 1,000 Hours of Service condition to receive an Employer Matching Contribution and elects to apply such condition on the basis of Plan Year quarters, an Eligible Participant would have to complete 250 Hours of Service by the end of the first Plan Year quarter [1/4 x 1,000], 500 Hours of Service by the end of the second Plan Year quarter [2/4 x 1,000], 750 Hours of Service by the end of the third Plan Year quarter [3/4 x 1,000] and 1,000 Hours of Service by the end of the Plan Year [4/4 x 1,000] to receive an allocation of the Employer Matching Contribution for such period. If an Eligible Participant does not complete the required Hours of Service for any period during the Plan Year, no Employer Contribution will be allocated to that Eligible Participant for such period. However, if an Eligible Participant completes the required Hours of Service under Part 4, #15.d. for the Plan Year, such Participant will receive a full contribution for the Plan Year as if the Participant satisfied the Hours of Service conditions for each period during the year. Nothing in this subsection (i) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period during which the Eligible Participant completed the required Hours of Service for such period.

                           (II) PERIOD-BY-PERIOD METHOD. The Employer may elect under Part 4, #15.f.(2) of the Nonstandardized Agreement [Part 4B, #19.g.(2) or Part 4C, #24.f.(2) of the
                                    Nonstandardized 401(k) Agreement] to apply the Hours of Service condition on the basis of specified period using the period-by-period method. Under the

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                                    period-by-period method, the required Hours
                                    of Service for any period are determined separately for such period. The Hours of Service required for any specific period are determined by multiplying the Hours of Service required under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement] by a fraction, the numerator of which is one (1) and the denominator of which is the total number of periods during the Plan Year. Thus, for example, if the Employer applies a 1,000 Hours of Service condition to receive an Employer Matching Contribution and elects to apply such condition on the basis of Plan Year quarters, an Eligible Participant would have to complete 250 Hours of Service in each Plan Year quarter [1/4 x 1,000] to receive an allocation of the Employer Matching Contribution for such period. If an Eligible Participant does not complete the required Hours of Service for any period during the Plan Year, no Employer Contribution will be allocated to that Eligible Participant for such period. However, if an Eligible Participant completes the required Hours of Service under Part 4, #15.d. for the Plan Year, such Participant will receive a full contribution for the Plan Year as if the Participant satisfied the Hours of Service conditions for each period during the year. Nothing in this subsection (ii) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period during which the Eligible Participant completed the required Hours of Service for such period.

                  (3) SAFE HARBOR ALLOCATION CONDITION. If the Employer elects to apply the allocation conditions on the basis of specified periods under Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. or
                           Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] and elects to apply the safe harbor allocation condition under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. or Part 4C, #24.b. of the Nonstandardized 401(k) Agreement], the rules under subsection (1) above will apply, without regard to the rules under subsection (2) above. Thus, an Eligible Employee who terminates during a period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or
                           Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] will not receive an allocation of Employer Contributions for such period if the Eligible Participant has not completed the Hours of Service designated under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. or Part 4C, #24.b. of the Nonstandardized 401(k) Agreement]. Nothing in this subsection (3) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period prior to the period in which the individual terminates employment. (This subsection (3) also applies if the Employer elects to apply the safe harbor allocation condition on the basis of specified periods under Part 4, #15.c. of the Standardized Agreement [Part 4B, #19.c. or Part 4C, #22.c. of the Standardized 401(k) Agreement].)

                  (4) ELAPSED TIME METHOD. The election to apply the allocation conditions on the basis of specified periods does not apply to the extent the Elapsed Time Method applies under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement]. If an Employer elects to apply the allocation conditions on the basis of specified periods and elects to apply the Elapsed Time Method, an Eligible Employee will be entitled to an allocation of Employer Contributions if such Eligible Participant is employed as of the last day of such period, without regard to the number of consecutive days in such period. Thus, in effect, the Elapsed Time Method will only apply to prevent an allocation of Employer Contributions for the last designated period in the Plan Year, if the Eligible Participant has not completed the consecutive days required under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement] by the end of the Plan Year. The last day of employment rules subsection (1) above still may apply (to the extent applicable) for periods during which the Eligible Participant terminates employment.

2.7 FAIL-SAFE COVERAGE PROVISION. If the Employer has elected to apply a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition under a Nonstandardized Agreement, the Employer may elect under Part 13, #56 of the Nonstandardized Agreement [Part 13, #74 of the Nonstandardized 401(k) Agreement] to apply the Fail-Safe Coverage Provision. Under the Fail-Safe Coverage Provision, if the Plan fails to satisfy the ratio percentage coverage requirements under Code ss.410(b) for a Plan Year due to the application of a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition, such allocation condition(s) will be automatically eliminated for the Plan Year for certain otherwise Eligible Participants, under the process described in subsections (a) through (d) below, until enough Eligible Participants are benefiting under the Plan so that the ratio percentage test of Treasury Regulation ss.1.410(b)-2(b)(2) is satisfied.

         If the Employer elects to have the Fail-Safe Coverage Provision apply, such provision automatically applies for any Plan Year for which the Plan does not satisfy the ratio percentage coverage test under Code ss.410(b). (Except as provided in the following paragraph, the Plan may not use the average benefits test to comply with the minimum coverage requirements if the Fail-Safe Coverage Provision is elected.) The Plan satisfies the ratio percentage test if the percentage of the Nonhighly Compensated Employees under the Plan is at least 70% of the percentage of the Highly Compensated Employees who benefit under the Plan. An Employee is benefiting for this purpose only if he/she actually receives an allocation of Employer Contributions or forfeitures or, if testing coverage of a 401(m) arrangement (i.e., a Plan that provides for Employer Matching Contributions and/or Employee After-Tax Contributions), the Employee would receive an allocation of Employer Matching Contributions by making the necessary contributions or the Employee is eligible to make Employee After-Tax Contributions. To determine the percentage of Nonhighly Compensated Employees or Highly

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         Compensated Employees who are benefiting, the following Employees are excluded for purposes of applying the ratio percentage test: (i) Employees who have not satisfied the Plan's minimum age and service conditions under Section 1.4; (ii) Nonresident Alien Employees; (iii) Union Employees; and (iv) Employees who terminate employment during the Plan Year with less than 501 Hours of Service and do not benefit under the Plan.

         Under the Fail-Safe Coverage Provision, certain otherwise Eligible Participants who are not benefiting for the Plan Year as a result of a last day of the Plan Year allocation condition or an Hours of Service allocation condition will participate under the Plan based on whether such Participants are Category 1 Employees or Category 2 Employees. Alternatively, the Employer may elect under Part 13, #56.b.(2) of the Nonstandardized Agreement [Part 13, #74.b.(2) of the Nonstandardized 401(k) Agreement] to apply the special Fail-Safe Coverage Provision described in (d) below which eliminates the allocation conditions for otherwise Eligible Participants with the lowest Included Compensation. If after applying the Fail-Safe Coverage Provision, the Plan does not satisfy the ratio percentage coverage test, the Fail-Safe Coverage Provision does not apply, and the Plan may use any other available method (including the average benefit test) to satisfy the minimum coverage requirements under Code ss.410(b).

         (A) TOP-HEAVY PLANS. Unless provided otherwise under Part 13, #56.b.(1) of the Nonstandardized Agreement [Part 13, #74.b.(1) of the Nonstandardized 401(k) Agreement], if the Plan is a Top-Heavy Plan, the Hours of Service allocation condition will be eliminated for all Non-Key Employees who are Nonhighly Compensated Employees, prior to applying the Fail-Safe Coverage Provisions under subsections (b) and (c) or (d) below.

         (B) CATEGORY 1 EMPLOYEES - OTHERWISE ELIGIBLE PARTICIPANTS (WHO ARE NONHIGHLY COMPENSATED EMPLOYEES) WHO ARE STILL EMPLOYED BY THE EMPLOYER ON THE LAST DAY OF THE PLAN YEAR BUT WHO FAILED TO SATISFY THE PLAN'S HOURS OF SERVICE CONDITION. The Hours of Service allocation condition will be eliminated for Category 1 Employees (who did not receive an allocation under the Plan due to the Hours of Service allocation condition) beginning with the Category 1 Employee(s) credited with the most Hours of Service for the Plan Year and continuing with the Category 1 Employee(s) with the next most Hours of Service until the ratio percentage test is satisfied. If two or more Category 1 Employees have the same number of Hours of Service, the allocation condition will be eliminated for those Category 1 Employees starting with the Category 1 Employee(s) with the lowest Included Compensation. If the Plan still fails to satisfy the ratio percentage test after all Category 1 Employees receive an allocation, the Plan proceeds to Category 2 Employees.

         (C) CATEGORY 2 EMPLOYEES - OTHERWISE ELIGIBLE PARTICIPANTS (WHO ARE NONHIGHLY COMPENSATED EMPLOYEES) WHO TERMINATED EMPLOYMENT DURING THE PLAN YEAR WITH MORE THAN 500 HOURS OF SERVICE. The last day of the Plan Year allocation condition will then be eliminated for Category 2 Employees (who did not receive an allocation under the Plan due to the last day of the Plan Year allocation condition) beginning with the Category 2 Employee(s) who terminated employment closest to the last day of the Plan Year and continuing with the Category 2 Employee(s) with a termination of employment date that is next closest to the last day of the Plan Year until the ratio percentage test is satisfied. If two or more Category 2 Employees terminate employment on the same day, the allocation condition will be eliminated for those Category 2 Employees starting with the Category 2 Employee(s) with the lowest Included Compensation.

         (D) SPECIAL FAIL-SAFE COVERAGE PROVISION. Instead of applying the Fail-Safe Coverage Provision based on Category 1 and Category 2 Employees, the Employer may elect under Part 13, #56.b.(2) of the Nonstandardized Agreement [Part 13, #74.b.(2) of the Nonstandardized 401(k) Agreement] to eliminate the allocation conditions beginning with the otherwise Eligible Participant(s) (who are Nonhighly Compensated Employees and who did not terminate employment during the Plan Year with 500 Hours of Service or less) with the lowest Included Compensation and continuing with such otherwise Eligible Participants with the next lowest Included Compensation until the ratio percentage test is satisfied. If two or more otherwise Eligible Participants have the same Included Compensation, the allocation conditions will be eliminated for all such individuals.

2.8 DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. The Plan Administrator will not accept deductible employee contributions that are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate Account which will be nonforfeitable at all times. The Account will share in the gains and losses under the Plan in the same manner as described in Section 13.4. No part of the deductible voluntary contribution Account will be used to purchase life insurance. Subject to the Joint and Survivor Annuity requirements under Article 9 (if applicable), the Participant may withdraw any part of the deductible voluntary contribution Account by making a written application to the Plan Administrator.

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                                    ARTICLE 3
     EMPLOYEE AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND TRANSFERS


This Article provides the rules regarding Employee After-Tax Contributions, Rollover Contributions and transfers that may be made under this Plan. The Trustee has the authority under Article 12 to accept Rollover Contributions under this Plan and to enter into transfer agreements concerning the transfer of assets from another qualified retirement plan to this Plan, if so directed by the Plan Administrator.

3.1 EMPLOYEE AFTER-TAX CONTRIBUTIONS. The Employer may elect under Part 4D of the Nonstandardized 401(k) Agreement to allow Eligible Participants to make Employee After-Tax Contributions under the Plan. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. Any Employee After-Tax Contributions made under this Plan are subject to the ACP Test outlined in Section 17.3. (Nothing under this Section precludes the holding of Employee After-Tax Contributions under a profit sharing plan or money purchase plan that were made prior to the adoption of this Prototype Plan.)

         The Employer may elect under Part 4D, #25 of the Nonstandardized 401(k) Agreement to impose a limit on the maximum amount of Included Compensation an Eligible Participant may contribute as an Employee After-Tax Contribution. The Employer may also elect under Part 4D, #26 of the Nonstandardized 401(k) Agreement to impose a minimum amount that an Eligible Participant may contribute to the Plan during any payroll period.

         Employee After-Tax Contributions must be held in the Participant's Employee After-Tax Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Employee After-Tax Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a), except as prohibited under Part 10 of the Agreement. No forfeitures will occur solely as a result of an Employee's withdrawal of Employee After-Tax Contributions.

3.2 ROLLOVER CONTRIBUTIONS. An Employee may make a Rollover Contribution to this Plan from another "qualified retirement plan" or from a "conduit IRA," if the acceptance of rollovers is permitted under Part 12 of the Agreement or if the Plan Administrator adopts administrative procedures regarding the acceptance of Rollover Contributions. Any Rollover Contribution an Employee makes to this Plan will be held in the Employee's Rollover Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Rollover Contribution Account at any time, in accordance with the distribution rules under
         Section 8.5(a), except as prohibited under Part 10 of the Agreement.

         For purposes of this Section 3.2, a "qualified retirement plan" is any tax qualified retirement plan under Code ss.401(a) or any other plan from which distributions are eligible to be rolled over into this Plan pursuant to the Code, regulations, or other IRS guidance. A "conduit IRA" is an IRA that holds only assets that have been properly rolled over to that IRA from a qualified retirement plan under Code ss.401(a). To qualify as a Rollover Contribution under this Section, the Rollover Contribution must be transferred directly from the qualified retirement plan or conduit IRA in a Direct Rollover or must be transferred to the Plan by the Employee within sixty (60) days following receipt of the amounts from the qualified plan or conduit IRA.

         If Rollover Contributions are permitted, an Employee may make a Rollover Contribution to the Plan even if the Employee is not an Eligible Participant with respect to any or all other contributions under the Plan, unless otherwise prohibited under separate administrative procedures adopted by the Plan Administrator. An Employee who makes a Rollover Contribution to this Plan prior to becoming an Eligible Participant shall be treated as a Participant only with respect to such Rollover Contribution Account, but shall not be treated as an Eligible Participant until he/she otherwise satisfies the eligibility conditions under the Plan.

         The Plan Administrator may refuse to accept a Rollover Contribution if the Plan Administrator reasonably believes the Rollover Contribution
         (a) is not being made from a proper plan or conduit IRA; (b) is not being made within sixty (60) days from receipt of the amounts from a qualified retirement plan or conduit IRA; (c) could jeopardize the tax-exempt status of the Plan; or (d) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a Rollover Contribution, the Plan Administrator may require the Employee to provide satisfactory evidence establishing that the Rollover Contribution meets the requirements of this Section.

         The Plan Administrator may apply different conditions for accepting Rollover Contributions from qualified retirement plans and conduit IRAs. Any conditions on Rollover Contributions must be applied uniformly to all Employees under the Plan.

3.3 TRANSFER OF ASSETS. The Plan Administrator may direct the Trustee to accept a transfer of assets from another qualified retirement plan on behalf of any Employee, even if such Employee is not eligible to receive other contributions under the Plan. If a transfer of assets is made on behalf of an Employee prior to the Employee's becoming an Eligible Participant, the Employee shall be treated as a Participant for all purposes with respect to such transferred amount. Any assets transferred to this Plan from another plan must be accompanied by written instructions designating the name of each Employee for whose benefit such amounts are being transferred, the current value of such

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         assets, and the sources from which such amounts are derived. The Plan
         Administrator will deposit any transferred assets in the appropriate Participant's Transfer Account. The Transfer Account will contain any sub-Accounts necessary to separately track the sources of the transferred assets. Each sub-Account will be treated in the same manner as the corresponding Plan Account.

         The Plan Administrator may direct the Trustee to accept a transfer of assets from another qualified plan of the Employer in order to comply with the qualified replacement plan requirements under Code ss.4980(d) (relating to the excise tax on reversions from a qualified plan) without affecting the status of this Plan as a Prototype Plan. A transfer made pursuant to Code ss.4980(d) will be allocated as Employer Contributions either in the Plan Year in which the transfer occurs, or over a period of Plan Years (not exceeding the maximum period permitted under Code ss.4980(d)), as provided in the applicable transfer agreement. To the extent a transfer described in this paragraph is not totally allocable in the Plan Year in which the transfer occurs, the portion which is not allocable will be credited to a suspense account until allocated in accordance with the transfer agreement.

         The Plan Administrator may refuse to accept a transfer of assets if the Plan Administrator reasonably believes the transfer (a) is not being made from a proper qualified plan; (b) could jeopardize the tax-exempt status of the Plan; or (c) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a transfer of assets, the Plan Administrator may require evidence documenting that the transfer of assets meets the requirements of this Section. The Trustee will have no responsibility to determine whether the transfer of assets meets the requirements of this Section; to verify the correctness of the amount and type of assets being transferred to the Plan; or to perform any due diligence review with respect to such transfer.

         (A) PROTECTION OF PROTECTED BENEFITS. Except in the case of a Qualified Transfer (as defined in subsection (d) below), a transfer of assets is initiated at the Plan level and does not require Participant or spousal consent. If the Plan Administrator directs the Trustee to accept a transfer of assets to this Plan, the Participant on whose behalf the transfer is made retains all Protected Benefits that applied to such transferred assets under the transferor plan.

         (B) TRANSFEREE PLAN. Except in the case of a Qualified Transfer (as defined in subsection (d)), if the Plan Administrator directs the Trustee to accept a transfer of assets from another plan which is subject to the Joint and Survivor Annuity requirements under Code ss.401(a)(11), the amounts so transferred continue to be subject to such requirements, as provided in Article 9. If this Plan is not otherwise subject to the Qualified Joint and Survivor Annuity requirements (as determined under Part 11, #41.a. of the Agreement [Part 11, #59.a. of the 401(k) Agreement]), the Qualified Joint and Survivor Annuity requirements apply only to the amounts under the Transfer Account which are attributable to the amounts which were subject to the Qualified Joint and Survivor Annuity requirements under the transferor plan. The Employer may override this default rule by checking Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] thereby subjecting the entire Plan to the Qualified Joint and Survivor Annuity Requirements.

         (C) TRANSFERS FROM A DEFINED BENEFIT PLAN, MONEY PURCHASE PLAN OR 401(K) PLAN.

                  (1) DEFINED BENEFIT PLAN. The Plan Administrator will not direct the Trustee to accept a transfer of assets from a Defined Benefit Plan unless such transfer qualifies as a Qualified Transfer (as defined in subsection (d) below) or the assets transferred from the Defined Benefit Plan are in the form of paid-up annuity contracts which protect all the Participant's Protected Benefits under the Defined Benefit Plan. (However, see the special rule under the second paragraph of Section 3.3 above regarding transfers authorized under Code ss.4980(d).)

                  (2) MONEY PURCHASE PLAN. If this Plan is a profit sharing plan or a 401(k) plan and the Plan Administrator directs the Trustee to accept a transfer of assets from a money purchase plan (other than as a Qualified Transfer as defined in subsection (d) below), the amounts transferred (and any gains attributable to such transferred amounts) continue to be subject to the distribution restrictions applicable to money purchase plan assets under the transferor plan. Such amounts may not be distributed for reasons other than death, disability, attainment of Normal Retirement Age, or termination of employment, regardless of any distribution provisions under this Plan that would otherwise permit a distribution prior to such events.

                  (3) 401(K) PLAN. If the Plan Administrator directs the Trustee to accept a transfer of Section 401(k) Deferrals, QMACs, QNECs, or Safe Harbor Contributions from a 401(k) plan, such amounts retain their character under this Plan and such amounts (including any allocable gains or losses) remain subject to the distribution restrictions applicable to such amounts under the Code.

         (D) QUALIFIED TRANSFER. The Plan may eliminate certain Protected Benefits (as provided under subsection (3) below) related to plan assets that are received in a Qualified Transfer from

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                  another plan. A Qualified Transfer is a plan-to-plan transfer of a Participant's benefits that meets the requirements under subsection (1) or (2) below.

                  (1) ELECTIVE TRANSFER. A plan-to-plan transfer of a Participant's benefits from another qualified plans is a Qualified Transfer if such transfer satisfies the following requirements.

                           (I) The Participant must have the right to receive an immediate distribution of his/her benefits under the transferor plan at the time of the Qualified Transfer. For transfers that occur on or after January 1, 2002, the Participant must not be eligible at the time of the Qualified Transfer to take an immediate distribution of his/her entire benefit in a form that would be entirely eligible for a Direct Rollover.

                           (II) The Participant on whose behalf benefits are being transferred must make a voluntary, fully informed election to transfer his/her benefits to this Plan.

                           (III)    The Participant must be provided an
                                    opportunity to retain the Protected Benefits under the transferor plan. This requirement is satisfied if the Participant is given the option to receive an annuity that protects all Protected Benefits under the transferor plan or the option of leaving his/her benefits in the transferor plan.

                           (IV) The Participant's spouse must consent to the Qualified Transfer if the transferor plan is subject to the Joint and Survivor Annuity requirements under Article 9. The spouse's consent must satisfy the requirements for a Qualified Election under Section 9.4(d).

                           (V) The amount transferred (along with any contemporaneous Direct Rollover) must not be less than the value of the Participant's vested benefit under the transferor plan.

                           (VI) The Participant must be fully vested in the transferred benefit.

                  (2) TRANSFER UPON SPECIFIED EVENTS. For transfers that occur on or after September 6, 2000, a plan-to-plan transfer of a Participant's entire benefit (other than amounts the Plan accepts as a Direct Rollover) from another Defined Contribution Plan that is made in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in the Employer or is made in connection with a Participant's change in employment status that causes the Participant to become ineligible for additional allocations under the transferor plan, is a Qualified Transfer if such transfer satisfies the following requirements:

                           (I) The Participant need not be eligible for an immediate distribution of his/her benefits under the transferor plan.

                           (II) The Participant on whose behalf benefits are being transferred must make a voluntary, fully informed election to transfer his/her benefits to this Plan.

                           (III)    The Participant must be provided an
                                    opportunity to retain the Protected Benefits under the transferor plan. This requirement is satisfied if the Participant is given the option to receive an annuity that protects all Protected Benefits under the transferor plan or the option of leaving his/her benefits in the transferor plan.

                           (IV) The benefits must be transferred between plans of the same type. To satisfy this requirement, the transfer must satisfy the following requirements.

                                    (A)     To accept a Qualified Transfer under
                                            this subsection (2) from a money
                                            purchase plan, this Plan also must
                                            be a money purchase plan.

                                    (B)     To accept a Qualified Transfer under
                                            this subsection (2) from a 401(k)
                                            plan, this Plan also must be a
                                            401(k) plan.

                                    (C)     To accept a Qualified Transfer under
                                            this subsection (2) from a profit
                                            sharing plan, this Plan may be any
                                            type of Defined Contribution Plan.
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                  (3)      TREATMENT OF QUALIFIED TRANSFER.

                           (I) ROLLOVER CONTRIBUTION ACCOUNT. If the Plan Administrator directs the Trustee to accept on behalf of a Participant a transfer of assets that qualifies as a Qualified Transfer, the Plan Administrator will treat such amounts as a Rollover Contribution and will deposit such amounts in the Participant's Rollover Contribution Account. A Qualified Transfer may include benefits derived from Employee After-Tax Contributions.

                           (II) ELIMINATION OF PROTECTED BENEFITS. If the Plan accepts a Qualified Transfer, the Plan does not have to protect any Protected Benefits derived from the transferor plan. However, if the Plan accepts a Qualified Transfer that meets the requirements for a transfer under subsection (2) above, the Plan must continue to protect the QJSA benefit if the transferor plan is subject to the QJSA requirements.

         (E) TRUSTEE'S RIGHT TO REFUSE TRANSFER. If the assets to be transferred to the Plan under this Section 3.3 are not susceptible to proper valuation and identification or are of such a nature that their valuation is incompatible with other Plan assets, the Trustee may refuse to accept the transfer of all or any specific asset, or may condition acceptance of the assets on the sale or disposition of any specific asset.


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                                    ARTICLE 4
                               PARTICIPANT VESTING

This Article contains the rules for determining the vested (nonforfeitable) amount of a Participant's Account Balance under the Plan. Part 6 of the Agreement contains specific elections for applying these vesting rules. Part 7 of the Agreement contains special service crediting elections to override the default provisions under this Article.

4.1 IN GENERAL. A Participant's vested interest in his/her Employer Contribution Account and Employer Matching Contribution Account is determined based on the vesting schedule elected in Part 6 of the Agreement. A Participant is always fully vested in his/her Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QNEC Account, QMAC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Contribution Account.

         (A) ATTAINMENT OF NORMAL RETIREMENT AGE. Regardless of the Plan's vesting schedule, a Participant's right to his/her Account Balance is fully vested upon the date he/she attains Normal Retirement Age, provided the Participant is an Employee on or after such date.

         (B) VESTING UPON DEATH, BECOMING DISABLED, OR ATTAINMENT OF EARLY RETIREMENT AGE. If elected by the Employer in Part 6, #21 of the Agreement [Part 6, #39 of the 401(k) Agreement], a Participant will become fully vested in his/her Account Balance if the Participant dies, becomes Disabled, or attains Early Retirement Age while employed by the Employer.

         (C) ADDITION OF EMPLOYER NONELECTIVE CONTRIBUTION OR EMPLOYER MATCHING CONTRIBUTION. If the Plan is a Safe Harbor 401(k) Plan as defined in Section 17.6, all amounts allocated to the Participant's Safe Harbor Nonelective Contribution Account and/or Safe Harbor Matching Contribution Account are always 100% vested. If a Safe Harbor 401(k) Plan is amended to add a regular Employer Nonelective Contribution or Employer Matching Contribution, a Participant's vested interest in such amounts is determined in accordance with the vesting schedule selected under Part 6 of the Agreement. The addition of a vesting schedule under Part 6 for such contributions is not considered an amendment of the vesting schedule under Section 4.7 below merely because the Participant was fully vested in his/her Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account.

         (D) VESTING UPON MERGER, CONSOLIDATION OR TRANSFER. No accelerated vesting will be required solely because a Defined Contribution Plan is merged with another Defined Contribution Plan, or because assets are transferred from a Defined Contribution Plan to another Defined Contribution Plan. Thus, for example, Participants will not automatically become 100% vested in their Employer Contribution Account(s) solely on account of a merger of a money purchase plan with a profit sharing or 401(k) Plan or a transfer of assets between such Plans. (See
                  Section 18.3 for the benefits that must be protected as a result of a merger, consolidation or transfer.)

4.2 VESTING SCHEDULES. The Plan's vesting schedule will determine an Employee's vested percentage in his/her Employer Contribution Account and/or Employer Matching Contribution Account. The vested portion of a Participant's Employer Contribution Account and/or Employer Matching Contribution Account is determined by multiplying the Participant's vesting percentage determined under the applicable vesting schedule by the total amount under the applicable Account.

         The Employer must elect a normal vesting schedule and a Top-Heavy Plan vesting schedule under Part 6 of the Agreement. The Top-Heavy Plan vesting schedule will apply for any Plan Year in which the plan is a Top-Heavy Plan. If this Plan is a 401(k) plan, the Employer must elect a normal and Top-Heavy Plan vesting schedule for both Employer Nonelective Contributions and Employer Matching Contributions, but only to the extent such contributions are authorized under Part 4B and/or
         Part 4C of the 401(k) Agreement.

         The Employer may choose any of the following vesting schedules as the normal vesting schedule under Part 6 of the Agreement. For the Top-Heavy Plan vesting, the Employer may only choose the full and immediate, 6-year graded, 3-year cliff, or modified vesting schedule, as described below.

         (A) FULL AND IMMEDIATE VESTING SCHEDULE. Under the full and immediate vesting schedule, the Participant is always 100% vested in his/her Account Balance.

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         (B)      7-YEAR GRADED VESTING SCHEDULE. Under the 7-year graded
                  vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

                  After 3 Years of Service - 20% vesting
                  After 4 Years of Service - 40% vesting
                  After 5 Years of Service - 60% vesting
                  After 6 Years of Service - 80% vesting
                  After 7 Years of Service - 100% vesting

         (C) 6-YEAR GRADED VESTING SCHEDULE. Under the 6-year graded vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

                  After 2 Years of Service - 20% vesting
                  After 3 Years of Service - 40% vesting
                  After 4 Years of Service - 60% vesting
                  After 5 Years of Service - 80% vesting
                  After 6 Years of Service - 100% vesting

         (D) 5-YEAR CLIFF VESTING SCHEDULE. Under the 5-year cliff vesting schedule, an Employee is 100% vested after 5 Years of Service. Prior to the fifth Year of Service, the vesting percentage is zero.

         (E) 3-YEAR CLIFF VESTING SCHEDULE. Under the 3-year cliff vesting schedule, an Employee is 100% vested after 3 Years of Service. Prior to the third Year of Service, the vesting percentage is zero.

         (F) MODIFIED VESTING SCHEDULE. For the normal vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service. For the Top-Heavy Plan vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.

4.3 SHIFT TO/FROM TOP-HEAVY VESTING SCHEDULE. For a Plan Year in which the Plan is a Top-Heavy Plan, the Plan automatically shifts to the Top-Heavy Plan vesting schedule. Once a Plan uses a Top-Heavy Plan vesting schedule, that schedule will continue to apply for all subsequent Plan Years. The Employer may override this default provision under Part 6, #22 of the Nonstandardized Agreement [Part 6, #40 of the Nonstandardized 401(k) Agreement]. The rules under Section 4.7 will apply when a Plan shifts to or from a Top-Heavy Plan vesting schedule.

4.4 VESTING COMPUTATION PERIOD. For purposes of computing a Participant's vested interest in his/her Employer Contribution Account and/or Employer Matching Contribution Account, an Employee's Vesting Computation Period is the 12-month period measured on a Plan Year basis, unless the Employer elects under Part 7, #26 of the Agreement [Part 7, #44 of the 401(k) Agreement] to measure Vesting Computation Periods using Anniversary Years. The Employer may designate an alternative 12-month period under Part 7, #26.b. of the Nonstandardized Agreement [Part 7, #44.b. of the Nonstandardized 401(k) Agreement]. Any Vesting Computation Period designated under Part 7, #26.b. or #44.b., as applicable, must be a 12-consecutive month period and must apply uniformly to all Participants.

         (A) ANNIVERSARY YEARS. If the Employer elects to measure Vesting Computation Periods using Anniversary Years, the Vesting Computation Period is the 12-month period commencing on the Employee's Employment Commencement Date (or Reemployment Commencement Date) and each subsequent 12-month period commencing on the anniversary of such date.

         (B) MEASUREMENT ON SAME VESTING COMPUTATION PERIOD. The Plan will measure Years of Service and Breaks in Service (if applicable) for purposes of vesting on the same Vesting Computation Period.

4.5 CREDITING YEARS OF SERVICE FOR VESTING PURPOSES. Unless the Employer elects otherwise under Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement], an Employee will earn one Year of Service for purposes of applying the vesting rules if the Employee completes 1,000 Hours of Service with the Employer during a Vesting Computation Period. An Employee will receive credit for a Year of Service as of the end of the Vesting Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period.

         (A) CALCULATING HOURS OF SERVICE. In calculating an Employee's Hours of Service for purposes of applying the vesting rules under this Article, the Employer will use the Actual Hours Crediting Method, unless the Employer elects otherwise under
                  Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement]. (See Article 6 of this Plan for a description of the alternative service crediting methods.)

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         (B)      EXCLUDED SERVICE. Unless the Employer elects to exclude
                  certain service with the Employer under Part 6, #20 of the Agreement [Part 6, #38 of the 401(k) Agreement], all service with the Employer is counted for vesting purposes.

                  (1)      SERVICE BEFORE THE EFFECTIVE DATE OF THE PLAN. Under
                           Part 6, #20.a. of the Agreement [Part 6, #38.a. of the 401(k) Agreement], the Employer may elect to exclude service during any period for which the Employer did not maintain the Plan or a Predecessor Plan. For this purpose, a Predecessor Plan is a qualified plan maintained by the Employer that is terminated within the 5-year period immediately preceding or following the establishment of this Plan. A Participant's service under a Predecessor Plan must be counted for purposes of determining the Participant's vested percentage under this Plan.

                  (2) SERVICE BEFORE A CERTAIN AGE. Under Part 6, #20.b. of the Agreement [Part 6, #38.b.of the 401(k) Agreement], the Employer may elect to exclude service before an Employee attains a certain age. For this purpose, the Employer may not designate an age greater than 18. An Employee will be credited with a Year of Service for the Vesting Computation Period during which the Employee attains the requisite age, provided the Employee satisfies all other conditions required for a Year of Service.

4.6 VESTING BREAK IN SERVICE RULES. Except as provided under Section 4.5(b), in determining a Participant's vested percentage, a Participant is credited with all Years of Service earned with the Employer, subject to the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.27) are measured on the same Vesting Computation Period as defined in Section 4.4 above.

         (A) ONE-YEAR HOLDOUT BREAK IN SERVICE. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7, #27.b. of the Nonstandardized Agreement [Part 7, #45.b. of the Nonstandardized 401(k) Agreement] to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for vesting purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service. The one-year holdout rule does not apply under the Standardized Agreement.

         (B) FIVE-YEAR FORFEITURE BREAK IN SERVICE. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting in the portion of the Participant's Employer Contribution Account and/or Employer Matching Contribution Account that accrued before such Breaks in Service, but both pre-break and post-break service will count for purposes of vesting in the portion of such Accounts that accrues after such breaks. The Participant will forfeit the nonvested portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account accrued prior to incurring five consecutive Breaks in Service, in accordance with Section 5.3(b).

                  In the case of a Participant who does not have five consecutive one-year Breaks in Service, all Years of Service will count in vesting both the pre-break and post-break Account Balance derived from Employer Contributions.

          (C) RULE OF PARITY BREAK IN SERVICE. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and Employer Matching Contribution Account. If an Employee is vested in any portion of his/her Employer Contribution Account or Employer Matching Contribution Account, the Rule of Parity does not apply. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant's aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining vesting under the Plan. The Employer may elect under Part 7, #27.a. of the Agreement [Part 7, #45.a. of the 401(k) Agreement] not to apply the Rule of Parity Break in Service rule.

                  (1) PREVIOUS APPLICATION OF THE RULE OF PARITY BREAK IN SERVICE RULE. In determining a Participant's aggregate Years of Service for purposes of applying the Rule of Parity Break in Service rule, any Years of Service otherwise disregarded under a previous application of this rule are not counted.

                  (2) APPLICATION TO THE 401(K) AGREEMENT. The Rule of Parity Break in Service rule applies only to determine the individual's vesting rights with respect to his/her Employer Contribution Account and Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant's Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QMAC Account, QNEC Account,

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                           Safe Harbor Nonelective Contribution Account, Safe
                           Harbor Matching Contribution Account, and Rollover Contribution Account are disregarded.

4.7 AMENDMENT OF VESTING SCHEDULE. If the Plan's vesting schedule is amended (or is deemed amended by an automatic change to or from a Top-Heavy Plan vesting schedule), each Participant with at least three
         (3) Years of Service with the Employer, as of the end of the election period described in the following paragraph, may elect to have his/her vested interest computed under the Plan without regard to such amendment or change. For this purpose, a Plan amendment, which in any way directly or indirectly affects the computation of the Participant's vested interest, is considered an amendment to the vesting schedule. However, the new vesting schedule will apply automatically to an Employee, and no election will be provided, if the new vesting schedule is at least as favorable to such Employee, in all circumstances, as the prior vesting schedule.

         The period during which the election may be made shall commence with the date the amendment is adopted or is deemed to be made and shall end on the latest of:

         (A)      60 days after the amendment is adopted;

         (B)      60 days after the amendment becomes effective; or

         (C) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

         Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or effective, the vested percentage of such Employee's Account Balance derived from Employer Contributions (determined as of such date) will not be less than the percentage computed under the Plan without regard to such amendment.

4.8 SPECIAL VESTING RULE - IN-SERVICE DISTRIBUTION WHEN ACCOUNT BALANCE LESS THAN 100% VESTED. If amounts are distributed from a Participant's Employer Contribution Account or Employer Matching Contribution Account at a time when the Participant's vested percentage in such amounts is less than 100% and the Participant may increase the vested percentage in the Account Balance:

         (A) A separate Account will be established for the Participant's interest in the Plan as of the time of the distribution, and

         (B) At any relevant time the Participant's vested portion of the separate Account will be equal to an amount ("X") determined by the formula:

                  X = P (AB + D) - D

                  Where:

                           P is the vested percentage at the relevant time;

                           AB is the Account Balance at the relevant time; and

                           D is the amount of the distribution.

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                                    ARTICLE 5
                                   FORFEITURES

This Article contains the rules relating to the timing and disposition of forfeitures of the nonvested portion of a Participant's Account Balance. Part 8 of the Agreement provides elections on the allocation of forfeitures. The rules for determining the vested portion of a Participant's Account Balance are contained in Article 4 of this BPD.

5.1 IN GENERAL. The Plan Administrator has the responsibility to determine the amount of a Participant's forfeiture based on the application of the vesting provisions of Article 4. Until an amount is forfeited pursuant to this Article, nonvested amounts will be held in the Account of the Participant and will share in gains and losses of the Trust (as determined under Article 13).

5.2 TIMING OF FORFEITURE. The forfeiture of all or a portion of a Participant's nonvested Account Balance occurs upon any of the events listed below:

         (A) CASH-OUT DISTRIBUTION. The date the Participant receives a total Cash-Out Distribution as defined in Section 5.3(a).

         (B) FIVE-YEAR FORFEITURE BREAK IN SERVICE. The last day of the Vesting Computation Period in which the Participant incurs a Five-Year Forfeiture Break in Service as defined in Section 5.3(b).

         (C) LOST PARTICIPANT OR BENEFICIARY. The date the Plan Administrator determines that a Participant or Beneficiary cannot be located to receive a distribution from the Plan. See
                  Section 5.3(c).

         (D) FORFEITURE OF EMPLOYER MATCHING CONTRIBUTIONS. With respect to Employer Matching Contributions under a 401(k) plan, the date a distribution is made as described in Section 5.3(d).

5.3      FORFEITURE EVENTS.

         (A) CASH-OUT DISTRIBUTION. If a Participant receives a total distribution upon termination of his/her participation in the Plan (a "Cash-Out Distribution"), the nonvested portion (if any) of the Participant's Account Balance is forfeited in accordance with the provisions of this Article. If a Participant has his/her nonvested Account Balance forfeited as a result of a Cash-Out Distribution, such Participant must be given the right to "buy-back" the forfeited benefit, as provided in subsection (2) below. (See Article 8 for the rules regarding the availability and timing of Plan distributions and the consent requirements applicable to such distributions.)

                  (1) AMOUNT OF FORFEITURE. The Cash-Out Distribution rules under this subsection (a) apply only if the Participant is less than 100% vested in his/her Employer Contribution Account and/or Employer Matching Contribution Account. If the Participant is 100% vested in his/her entire Account Balance, no forfeiture of benefits will occur solely as a result of the Cash-Out Distribution.

                           (I)      TOTAL CASH-OUT DISTRIBUTION. If a
                                    Participant receives a Cash-Out Distribution of his/her entire vested Account Balance, the Participant will immediately forfeit the entire nonvested portion of his/her Account Balance, as of the date of the distribution (as determined under subsection (A) or (B) below, whichever applies). The forfeited amounts will be used in the manner designated under Part 8 of the Agreement.

                                    (A)     NO FURTHER ALLOCATIONS. If the
                                            terminated Participant is not
                                            entitled to any further allocations
                                            under the Plan for the Plan Year in
                                            which the Participant terminates
                                            employment, the Cash-Out
                                            Distribution occurs on the day the
                                            Participant receives a distribution
                                            of his/her entire vested Account
                                            Balance. The Participant's nonvested
                                            benefit is immediately forfeited on
                                            such date, in accordance with the
                                            provisions under Section 5.5.

                                    (B)     ADDITIONAL ALLOCATIONS. If the
                                            terminated Participant is entitled
                                            to an additional allocation under
                                            the Plan for the Plan Year in which
                                            the Participant terminates
                                            employment, a Cash-Out Distribution
                                            is deemed to occur when the
                                            Participant receives a distribution
                                            of his/her entire vested Account
                                            Balance, including any amounts that
                                            are still to be allocated under the
                                            Plan. Thus, a Participant who is
                                            entitled to an additional allocation
                                            under the Plan will not have a total
                                            Cash-Out Distribution until such
                                            additional amounts are distributed,
                                            regardless of whether the
                                            Participant takes a complete
                                            distribution of his/her vested
                                            Account Balance before receiving the
                                            additional allocation.

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                                    (C)     MODIFICATION OF DEFAULT CASH-OUT
                                            RULES. The Employer may override the
                                            default cash-out rules under
                                            subsections (A) and (B) above by
                                            electing under Part 8, #32 of the
                                            Agreement [Part 8, #50 of the 401(k)
                                            Agreement] to have the Cash-Out
                                            Distribution and related forfeiture
                                            occur immediately upon a
                                            distribution of the terminated
                                            Participant's entire vested Account
                                            Balance, without regard to whether
                                            the Participant is entitled to an
                                            additional allocation under the
                                            Plan.

                           (II)     DEEMED CASH-OUT DISTRIBUTION. If a
                                    Participant terminates employment with the
                                    Employer with a vested Account Balance of zero in his/her Employer Contribution Account and/or Employer Matching Contribution Account, the Participant is treated as receiving a "deemed" Cash-Out Distribution from the Plan. Upon a deemed Cash-Out, the nonvested portion of the Participant's Account Balance will be forfeited in accordance with subsection (A) or (B) below.

                                    (A)     NO FURTHER ALLOCATIONS. If the
                                            Participant is not entitled to any
                                            further allocations under the Plan
                                            for the Plan Year in which the
                                            Participant terminates employment,
                                            the deemed Cash-Out Distribution is
                                            deemed to occur on the day the
                                            employment terminates. The
                                            Participant's nonvested benefit is
                                            immediately forfeited on such date,
                                            in accordance with the provisions
                                            under Section 5.5.

                                    (B)     ADDITIONAL ALLOCATIONS. If the
                                            Participant is entitled to an
                                            additional allocation under the Plan
                                            for the Plan Year in which the
                                            Participant terminates employment,
                                            the deemed Cash-Out Distribution is
                                            deemed to occur on the first day of
                                            the Plan Year following the Plan
                                            Year in which the termination
                                            occurs.

                                    (C)     MODIFICATION OF DEFAULT CASH-OUT
                                            RULES. The Employer may override the
                                            default cash-out rules under
                                            subsections (A) and (B) above by
                                            electing under Part 8, #32 of the
                                            Agreement [Part 8, #50 of the 401(k)
                                            Agreement] to have the deemed
                                            Cash-Out Distribution and related
                                            forfeiture occur immediately upon a
                                            distribution of the terminated
                                            Participant's entire vested Account
                                            Balance, without regard to whether
                                            the Participant is entitled to an
                                            additional allocation under the
                                            Plan.

                           (III) OTHER DISTRIBUTIONS. If the Participant receives a distribution of less than the entire vested portion of his/her Employer Contribution Account and Employer Matching Contribution Account (including any additional amounts to be allocated under subsection (i)(B) above), the total Cash-Out Distribution rule under subsection (i) above does not apply until the Participant receives a distribution of the remainder of the vested portion of his/her Account Balance. Until the Participant receives a distribution of the remainder of the vested portion of his/her Account Balance, the special vesting rule described in Section
                                    4.8 applies to determine the vested
                                    percentage of the Participant's Employer
                                    Contribution Account and Employer Matching
                                    Account (as applicable). The nonvested
                                    portion of such Accounts will not be
                                    forfeited until the earlier of: (A) the
                                    occurrence of a Five-Year Forfeiture Break in Service described in Section 5.3(b) or
                                    (B) the date the Participant receives a
                                    total Cash-Out Distribution of the remaining vested portion of his/her Account Balance.

                  (2) BUY-BACK/RESTORATION. If a Participant receives (or is deemed to receive) a Cash-Out Distribution that results in a forfeiture under subsection (1) above, and the Participant subsequently resumes employment covered under this Plan, the Participant may "buy-back" the forfeited portion of his/her Account(s) by repaying to the Plan the full amount of the Cash-Out Distribution from such Account(s).

                           (I) BUY-BACK OPPORTUNITY. A Participant may buy-back the portion of his/her benefit that is forfeited as a result of a Cash-Out Distribution (or a deemed Cash-Out Distribution) by repaying the amount of such Cash-Out Distribution to the Plan before the earlier of:

                                    (A)     five (5) years after the first date
                                            on which the Participant is
                                            subsequently re-employed by the
                                            Employer, or

                                    (B)     the date a Five-Year Forfeiture
                                            Break in Service occurs (as defined
                                            in Section 5.3(b)).

                                    If a Participant receives a deemed Cash-Out
                                    Distribution pursuant to subsection (1)(ii) above, and the Participant resumes employment covered under this Plan before the date the Participant incurs a Five-Year

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                                    Forfeiture Break in Service, the Participant
                                    is deemed to have repaid the Cash-Out
                                    Distribution immediately upon his/her
                                    reemployment.

                                    To receive a restoration of the forfeited portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account, a Participant must repay the entire Cash-Out Distribution that was made from the Participant's Employer Contribution Account and Employer Matching Contribution Account, unadjusted for any interest that might have accrued on such amounts after the distribution date. For this purpose, the Cash-Out Distribution is the total value of the Participant's vested Employer Contribution Account and Employer Matching Contribution Account that is distributed at any time following the Participant's termination of employment. If a Participant also received a distribution from other Accounts, the Participant need not repay such amounts to have the forfeited portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account restored.

                           (II) RESTORATION OF FORFEITED BENEFIT. Upon a Participant's proper repayment of a Cash-Out Distribution in accordance with subsection
                                    (i) above, the forfeited portion of the
                                    Participant's Employer Contribution Account and Employer Matching Contribution Account (as applicable) will be restored, unadjusted for any gains or losses on such amount. For this purpose, a Participant who received a deemed Cash-Out Distribution is automatically treated as having made a proper repayment and his/her forfeited benefit will be restored in accordance with this subsection (ii) if the Participant returns to employment with the Employer prior to incurring a Five-Year Forfeiture Break in Service. A Participant is not entitled to restoration under this subsection (ii) if the Participant returns to employment after incurring a Five-Year Forfeiture Break in Service.

                                    The forfeited portion of the Participant's
                                    Account(s) will be restored no later than the end of the Plan Year following the Plan Year in which the Participant repays the Cash-Out Distribution in accordance with subsection (i) above. Although the Plan Administrator may permit a Participant to make a partial repayment of a Cash-Out Distribution, no portion of the Participant's forfeited benefit will be restored until the Participant repays the entire Cash-Out Distribution in accordance with subsection (i) above. If a Participant received a deemed Cash-Out Distribution, the Participant's forfeited benefit will be restored no later than the end of the Plan Year following the Plan Year in which the Participant returns to employment with the Employer.

                                    If a Participant's forfeited benefit is
                                    required to be restored under this
                                    subsection (ii), the restoration of such benefit will occur from the following sources. If the following sources are not sufficient to completely restore the Participant's benefit, the Employer must make an additional contribution to the Plan.

                                    (A)     Any forfeitures that have not been
                                            allocated to Participants' Accounts
                                            for the Plan Year in which the
                                            Employer is restoring the
                                            Participant's benefit in accordance
                                            with this subsection (ii).

                                    (B)     If Participants are not permitted to
                                            self-direct investments under the
                                            Plan, any Trust earnings which have
                                            not been allocated to Participants'
                                            Accounts for the Plan Year in which
                                            the Employer is restoring the
                                            Participant's benefit in accordance
                                            with this subsection (ii).

                                    (C)     If the Employer makes a
                                            discretionary contribution to the
                                            Plan, it may designate all or any
                                            part of such discretionary
                                            contribution as a restoration
                                            contribution under this subsection
                                            (ii).

         (B) FIVE-YEAR FORFEITURE BREAK IN SERVICE. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, the nonvested portion of the Participant's Account Balance will be forfeited as of the end of the Vesting Computation Period in which the Participant incurs his/her fifth consecutive Break in Service. See Section 4.6(b) for more information on the Five-Year Forfeiture Break in Service.

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         (C)      LOST PARTICIPANT OR BENEFICIARY.

                  (1) INABILITY TO LOCATE PARTICIPANT OR BENEFICIARY. If the Plan Administrator, after a reasonable effort and time, is unable to locate a Participant or a Beneficiary in order to make a distribution otherwise required by the Plan, the distributable amount may be forfeited, as permitted under applicable laws and regulations. In determining what is a reasonable effort and time, the Plan Administrator may follow any applicable guidance provided under statute, regulation, or other IRS or DOL guidance of general applicability.

                  (2) RESTORATION OF FORFEITED AMOUNTS. If, after the distributable amount is forfeited, the Participant or Beneficiary is located, the Plan will restore the forfeited amount (unadjusted for gains or losses) to such Participant or Beneficiary within a reasonable time. The method of restoring a forfeited benefit under subsection (a)(2)(ii) above applies to any restoration required under this subsection (2).

         (D)      FORFEITURE OF EMPLOYER MATCHING CONTRIBUTIONS. This subsection
                  (d) only applies if the Plan is a 401(k) Plan.

                  (1) CORRECTION OF ACP TEST. If a Participant receives a corrective distribution of Excess Aggregate Contributions to correct the ACP Test, the portion of such corrective distribution which relates to nonvested Employer Matching Contributions, including any allocable income or loss, will be forfeited (as permitted under Section 17.3(d)(1)) in the Plan Year in which the corrective distribution is made from the Plan.

                  (2) EXCESS DEFERRALS, EXCESS CONTRIBUTIONS, AND EXCESS AGGREGATE CONTRIBUTIONS. If a Participant receives a distribution of Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions, the Employer will forfeit the portion of his/her Employer Matching Contribution Account (whether vested or not) which is attributable to such distributed amounts (except to the extent such amount has been distributed as Excess Contributions or Excess Aggregate Contributions, pursuant to Article 17). A forfeiture of Employer Matching Contributions under this subsection (2) occurs in the Plan Year in which the Participant receives the distribution of Excess Deferrals, Excess Contributions, and/or Excess Aggregate Contributions.

5.4 TIMING OF FORFEITURE ALLOCATION. Pursuant to the elections under Part 8 of the Agreement, forfeitures are allocated in either the same Plan Year in which the forfeitures occur or in the Plan Year following the Plan Year in which the forfeitures occur.

5.5 METHOD OF ALLOCATING FORFEITURES. Forfeitures will be allocated in accordance with the method chosen by the Employer under Part 8 of the Agreement. In no event, however, will a Participant receive an allocation of forfeitures arising from his/her own Account. If no method of allocation is selected under Part 8 of the Agreement, any forfeitures will be used to reduce the Employer's contributions for the Plan Year following the Plan Year in which the forfeiture occurs as described under (b) below.

         (A) REALLOCATION OF FORFEITURES. If the Employer elects to reallocate forfeitures as additional contributions, the forfeitures will be added to other contributions made by the Employer (as designated under Part 8 of the Agreement) for the Plan Year designated under Part 8, #29 of the Agreement [Part 8, #47 of the 401(k) Agreement], and such amounts will be allocated to Eligible Participants under the allocation method chosen under Part 4 of the Agreement with respect to such contributions. Reallocation of forfeitures is not available under the target benefit plan Agreement.

         (B) REDUCTION OF CONTRIBUTIONS. If the Employer elects under Part 8 of the Agreement to use forfeitures to reduce its contributions under the Plan, the Employer may adjust its contribution deposits in any manner, provided the total Employer Contributions made for the Plan Year properly take into account the forfeitures that are to be used to reduce such contributions for that Plan Year. If the contributions are allocated over multiple allocation periods, the Employer may reduce its contribution for any allocation periods within the Plan Year in which the forfeitures are to be allocated so that the total amount allocated for the Plan Year is proper.

         (C) PAYMENT OF PLAN EXPENSES. If the Employer elects under Part 8, #31 of the Agreement [Part 8, #49 of the 401(k) Agreement], forfeitures will first be used to pay Plan expenses for the Plan Year in which the forfeitures would otherwise be allocated. This subsection (c) applies only if the Plan otherwise would pay such expenses as authorized under Section
                  11.4. If any forfeitures remain after the payment of Plan expenses under this subsection, the remaining forfeitures will be allocated as selected under Part 8 of the Agreement.


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                                    ARTICLE 6
                      SPECIAL SERVICE CREDITING PROVISIONS

This Article contains special service crediting rules that apply for purposes of determining an Employee's eligibility to participate and the vested percentage in his/her Account Balance under the Plan. This Article 6 and Part 7 of the Agreement permit the Employer to override the general service crediting rules under Articles 1 and 4 with respect to eligibility and vesting and to apply special service crediting rules, such as the Equivalency Method and the Elapsed Time Method for crediting service. Section 6.7 of this Article and Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] contain special rules for crediting service with Predecessor Employers.

6.1 YEAR OF SERVICE - ELIGIBILITY. Section 1.4(b) defines a Year of Service for eligibility purposes. Generally, an Employee earns a Year of Service for eligibility purposes upon the completion of 1,000 Hours of Service during an Eligibility Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7, #23 of the Agreement [Part 7, #41 of the 401(k) Agreement] permits the Employer to modify these default provisions for determining a Year of Service for eligibility purposes.

         (A) SELECTION OF HOURS OF SERVICE. The Employer may elect to modify the requirement that an Employee complete 1,000 Hours of Service during an Eligibility Computation Period to earn a Year of Service. Under Part 7, #23.a. of the Agreement [Part 7, #41.a. of the 401(k) Agreement], the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) that an Employee must complete during the Eligibility Computation Period to earn a Year of Service. Any Hours of Service designated in accordance with this subsection (a) will be determined using the Actual Hours Crediting Method, unless the Employer elects to use the Equivalency Method under Part 7, #23.b. of the Agreement [Part 7, #41.b. of the 401(k) Agreement].

         (B) USE OF EQUIVALENCY METHOD. The Employer may elect under Part 7, #23.b. of the Agreement [Part 7, #41.b. of the 401(k) Agreement] to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

         (C) USE OF ELAPSED TIME METHOD. The Employer may elect under Part 7, #23.c. of the Agreement [Part 7, #41.c. of the 401(k) Agreement] to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the eligibility conditions under Article 1. The Elapsed Time Method may not be selected if the Employer elects to apply a designated Hours of Service requirement under Part 7, #23.a. of the Agreement [Part 7, #41.a. of the 401(k) Agreement].

6.2 ELIGIBILITY COMPUTATION PERIOD. Section 1.4(c) defines the Eligibility Computation Period used to determine whether an Employee has earned a Year of Service for eligibility purposes. Generally, if one Year of Service is required for eligibility, the Eligibility Computation Period is determined using the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)). Part 7, #24 of the Agreement [Part 7, #42 of the 401(k) Agreement] permits the Employer to use the Anniversary Year Method (as defined in Section 1.4(c)(2)) for determining Eligibility Computation Periods under the Plan. If the Employer selects two Years of Service eligibility condition (under Part 1, #5.e. of the Agreement), the Anniversary Year Method applies, unless the Employer elects to use the Shift-to-Plan-Year Method. In the case of a 401(k) plan in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition also will apply to any one Year of Service eligibility condition used with respect to any other contributions.

6.3 YEAR OF SERVICE - VESTING. Section 4.5 defines a Year of Service for vesting purposes. Generally, an Employee earns a Year of Service for vesting purposes upon the completion of 1,000 Hours of Service during a Vesting Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement] permits the Employer to modify these default provisions for determining a Year of Service for vesting purposes.

         (A) SELECTION OF HOURS OF SERVICE. The Employer may elect to modify the requirement that an Employee complete 1,000 Hours of Service during a Vesting Computation Period to earn a Year of Service. Under Part 7, #25.a. of the Agreement [Part 7, #43.a. of the 401(k) Agreement], the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) that an Employee must complete during the Vesting Computation Period to earn a Year of Service. Any Hours of Service designated in accordance with this subsection (a) will be determined using the Actual Hours Crediting Method, unless the Employer elects to use the Equivalency Method under Part 7, #25.b. of the Agreement [Part 7, #43.b. of the 401(k) Agreement].

         (B) EQUIVALENCY METHOD. The Employer may elect under Part 7, #25.b. of the Agreement [Part 7, #43.b. of the 401(k) Agreement] to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

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         (C)      ELAPSED TIME METHOD. The Employer may elect under Part 7,
                  #25.c. of the Agreement [Part 7, #43.c. of the 401(k) Agreement] to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the vesting provisions under Article 4. The Elapsed Time Method may not be selected if the Employer elects to apply a designated Hours of Service requirement under Part 7, #25.a. of the Agreement [Part 7, #43.a. of the 401(k) Agreement].

6.4 VESTING COMPUTATION PERIOD. Section 4.4 defines the Vesting Computation Period used to determine whether an Employee has earned a Year of Service for vesting purposes. Generally, the Vesting Computation Period is the Plan Year. Part 7, #26 of the Agreement [Part 7, #44 of the 401(k) Agreement] permits the Employer to elect to use Anniversary Years (see Section 4.4(a)) or, under the Nonstandardized Agreement, any other 12-consecutive month period as the Vesting Computation Period.

6.5      DEFINITIONS.

         (A) EQUIVALENCY METHOD. Under the Equivalency Method, an Employee is credited with 190 Hours of Service for each calendar month during the Eligibility Computation Period or Vesting Computation Period, as applicable, for which the Employee completes at least one Hour of Service. Instead of applying the Equivalency Method on the basis of months worked, the Employer may elect to apply different equivalencies under Part 7, #28 of the Agreement [Part 7, #46 of the 401(k) Agreement]. The Employer may credit Employees with 10 Hours of Service for each day worked, 45 Hours of Service for each week worked, or 95 Hours of Service for each semi-monthly payroll period worked during the Eligibility Computation Period or Vesting Computation Period, as applicable. For this purpose, an Employee will receive credit for the appropriate Hours of Service if the Employer completes at least one Hour of Service during the applicable period.

         (B) ELAPSED TIME METHOD. Under the Elapsed Time Method, an Employee receives credit for the aggregate of all periods of service commencing with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on the date the Employee begins a Period of Severance (as defined in subsection (2) below) which lasts at least 12 consecutive months. In calculating an Employee's aggregate period of service, an Employee receives credit for any Period of Severance that lasts less than 12 consecutive months. If an Employee's aggregate period of service includes fractional years, such fractional years are expressed as days.

                  (1) YEAR OF SERVICE. For purposes of determining whether an Employee has earned a Year of Service under the Elapsed Time Method, an Employee is credited with a Year of Service for each 12-month period of service the Employee completes under the above paragraph, whether or not such period of service is consecutive.

                  (2) PERIOD OF SEVERANCE. For purposes of applying the Elapsed Time Method, a Period of Severance is any continuous period of time during which the Employee is not employed by the Employer. A Period of Severance begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee is first absent from service for a reason other than retirement, quit or discharge.

                           In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for a child of the Employee for a period beginning immediately following the birth or placement of such child.

                  (3) BREAK IN SERVICE RULES. The Break in Service rules described in Sections 1.6 and 4.6 also apply under the Elapsed Time Method. For purposes of applying the Break in Service rules under the Elapsed Time Method, a Break in Service is any Period of Severance of at least 12 consecutive months.

6.6 SWITCHING CREDITING METHODS. The following rules apply if the service crediting method is changed in a manner described below.

         (A) SHIFT FROM CREDITING HOURS OF SERVICE TO ELAPSED TIME METHOD. If the service crediting method under the Plan is changed from a method that uses Hours of Service to a method using Elapsed

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                  Time, each Employee's period of service under the Elapsed Time
                  Method is the sum of the amounts under subsections (1) and (2) below.

                  (1) The number of Years of Service credited under the Hours of Service method for the period ending immediately before the computation period during which the change to the Elapsed Time Method occurs.

                  (2) For the computation period in which the change occurs, the Plan Administrator will determine the greater of: (i) the period of service that would be credited under the Elapsed Time Method for the Employee's service from the first day of that computation period through the date of the change, or
                           (ii) the service that would be taken into account under the Hours of Service method for that computation period through the date of the change. If
                           (i) is greater, then Years of Service are credited under the Elapsed Time Method beginning with the first day of the computation period during which the change to the Elapsed Time Method occurs. If (ii) is greater, then Years of Service are credited under the Hours of Service method for the computation period during which the change to the Elapsed Time Method occurs and under the Elapsed Time Method beginning with the first day of the computation period that follows the computation period in which the change occurs. If the change occurs as of the first day of a computation period, treat subsection (1) as applicable for purposes of applying the rule in this paragraph.

         (B) SHIFT FROM ELAPSED TIME METHOD TO AN HOURS OF SERVICE METHOD. If the service crediting method changes from the Elapsed Time Method to an Hours of Service method, each Employee's Years of Service under the Hours of Service method is the sum of the amounts under subsections (1) and (2) below.

                  (1) The number of Years of Service credited under the Elapsed Time Method as of the date of the change.

                  (2) For the computation period in which the change to the Hours of Service method occurs, the portion of that computation period in which the Elapsed Time Method was in effect is converted into an equivalent number of Hours of Service, using the Equivalency Method described in Section 6.5(a). For the remainder of the computation period, actual Hours of Service are counted, unless the Equivalency Method has been elected in Part 7 of the Agreement. The Hours of Service deemed credited for the portion of the computation period in which the Elapsed Time Method was in effect are added to the actual Hours of Service credited for the remaining portion of the computation period to determine if the Employee has a Year of Service for that computation period. If the change to the Hours of Service method occurs as of the first day of a computation period, then the
                               ---------
                           determination as to whether an Employee has completed a Year of Service for the first computation period that the change is in effect is based solely on the Hours of Service method.

6.7 SERVICE WITH PREDECESSOR EMPLOYERS. If the Employer maintains the plan of a Predecessor Employer, any service with such Predecessor Employer is treated as service with the Employer for purposes of applying the provisions of this Plan. If the Employer maintains the Plan of a Predecessor Employer, the Employer may complete Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] to identify the Predecessor Employer and to specify that service with such Predecessor Employer will be credited for all purposes under the Plan. The failure to complete Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] with respect to service of a Predecessor Employer where the Employer is maintaining a Plan of such Predecessor Employer will not override the requirement that such predecessor service be counted for all purposes under the Plan.

         If the Employer does not maintain the plan of a Predecessor Employer, service with such Predecessor Employer does not count under this Plan, unless the Employer specifically designates under Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] to include service with such Predecessor Employer. If the Employer elects to credit service with a Predecessor Employer under this paragraph, the Employer must designate the purpose for which it is crediting Predecessor Employer service. If the Employer will treat service with multiple Predecessor Employers differently, the Employer should complete an additional election for each Predecessor Employer for which service is being credited differently. If the Employer is not crediting service with any Predecessor Employers, Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] need not be completed.

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                                    ARTICLE 7
                      LIMITATION ON PARTICIPANT ALLOCATIONS


This Article provides limitations on the amount a Participant may receive as an allocation under the Plan for a Limitation Year. The limitation on allocations (referred to herein as the Annual Additions Limitation) applies in the aggregate to all plans maintained by the Employer. Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement] permits the Employer to specify how the Plan will comply with the Annual Additions Limitation where the Employer maintains a plan (or plans) in addition to this Plan.

7.1      ANNUAL ADDITIONS LIMITATION - NO OTHER PLAN PARTICIPATION.

         (A) ANNUAL ADDITIONS LIMITATION. If the Participant does not participate in, and has never participated in another qualified retirement plan, a welfare benefit fund (as defined under Code ss.419(e)), an individual medical account (as defined under Code ss.415(l)(2)), or a SEP (as defined under Code ss.408(k)) maintained by the Employer, then the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

                  Generally, if an Employer Contribution that would otherwise be contributed or allocated to a Participant's Account will cause that Participant's Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount to be contributed or allocated to such Participant will be reduced so that the Annual Additions allocated to such Participant's Account for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in subsection (c) below, the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in subsection (c).

         (B) USING ESTIMATED TOTAL COMPENSATION. Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  As soon as administratively feasible after the end of the Limitation Year, the Employer will determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant's actual Total Compensation for the Limitation Year.

         (C) DISPOSITION OF EXCESS AMOUNT. If, as a result of the use of estimated Total Compensation, the allocation of forfeitures, a reasonable error in determining the amount of Section 401(k) Deferrals that may be made under this Article 7, or other reasonable error in applying the Annual Additions Limitation, an Excess Amount arises, the excess will be disposed of as follows:

                  (1) Any Employee After-Tax Contributions (plus attributable earnings), to the extent such contributions would reduce the Excess Amount, will be returned to the Participant. The Employer may elect not to apply this subsection (1) if the ACP Test (as defined in Section 17.3) has already been performed and the distribution of Employee After-Tax Contributions to correct the Excess Amount will cause the ACP Test to fail or will change the amount of corrective distributions required under Section 17.3(d)(1) of this BPD.

                           If Employer Matching Contributions were allocated with respect to Employee After-Tax Contributions for the Limitation Year, the Employee After-Tax Contributions and Employer Matching Contributions will be corrected together. Employee After-Tax Contributions will be distributed under this subsection (1) only to the extent the Employee After-Tax Contributions, plus the Employer Matching Contributions allocated with respect to such Employee After-Tax Contributions, reduce the Excess Amount. Thus, after correction under this subsection (1), each Participant should have the same level of Employer Matching Contribution with respect to the remaining Employee After-Tax Contributions as provided under Part 4B of the Agreement. Any Employer Matching Contributions identified under this subsection (1) will be treated as an Excess Amount correctable under subsections (3) and (4) below. If Employer Matching Contributions are allocated to both Employee After-Tax Contributions and to Section 401(k) Deferrals, this subsection (1) is applied by treating Employer Matching Contributions as allocated first to Section 401(k) Deferrals.

                  (2) If, after the application of subsection (1), an Excess Amount still exists, any Section 401(k) Deferrals (plus attributable earnings), to the extent such deferrals would reduce the Excess Amount, will be distributed to the Participant. The Employer may elect not to apply this subsection (2) if the ADP

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                           Test (as defined in Section 17.2) has already been
                           performed and the distribution of Section 401(k) Deferrals to correct the Excess Amount will cause the ADP Test to fail or will change the amount of corrective distributions required under Section 17.2(d)(1) of this BPD.

                           If Employer Matching Contributions were allocated with respect to Section 401(k) Deferrals for the Limitation Year, the Section 401(k) Deferrals and Employer Matching Contributions will be corrected together. Section 401(k) Deferrals will be distributed under this subsection (2) only to the extent the Section 401(k) Deferrals, plus Employer Matching Contributions allocated with respect to such
                           Section 401(k) Deferrals, reduce the Excess Amount. Thus, after correction under this subsection (2), each Participant should have the same level of Employer Matching Contribution with respect to the remaining Section 401(k) Deferrals as provided under
                           Part 4B of the Agreement. Any Employer Matching Contributions identified under this subsection (2) will be treated as an Excess Amount correctable under subsection (3) or (4) below.

                  (3) If, after the application of subsection (2), an Excess Amount still exists, the Excess Amount is allocated to a suspense account and is used in the next Limitation Year (and succeeding Limitation Years, if necessary) to reduce Employer Contributions for all Participants under the Plan. The Excess Amounts are treated as Annual Additions for the Limitation Year in which such amounts are allocated from the suspense account.

                  (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this Article 7, such suspense account will not participate in the allocation of investment gains and losses, unless otherwise provided in uniform valuation procedures established by the Plan Administrator. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated to Participants' Accounts before the Employer makes any Employer Contributions, or any Employee After-Tax Contributions are made, for that Limitation Year.

7.2      ANNUAL ADDITIONS LIMITATION - PARTICIPATION IN ANOTHER PLAN.

         (A) IN GENERAL. This Section 7.2 applies if, in addition to this Plan, the Participant receives an Annual Addition during any Limitation Year from another Defined Contribution Plan, a welfare benefit fund (as defined under Code ss.419(e)), an individual medical account (as defined under Code ss.415(l)(2)), or a SEP (as defined under Code ss.408(k)) maintained by the Employer. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired Plan) covering any Participant in this Plan, see
                  Section 7.5.

         (B) THIS PLAN'S ANNUAL ADDITION LIMITATION. The Annual Additions that may be credited to a Participant's Account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer for the same Limitation Year.

         (C) ANNUAL ADDITIONS REDUCTION. If the Annual Additions with respect to the Participant under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer are less than the Maximum Permissible Amount and the Annual Additions that would otherwise be contributed or allocated to the Participant's Account under this Plan would exceed the Annual Additions Limitation for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions under all such Plans and funds for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in
                  Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

         (D) NO ANNUAL ADDITIONS PERMITTED. If the Annual Additions with respect to the Participant under such other Defined Contribution Plan(s), welfare benefit fund(s), individual medical account(s), or SEP(s) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

         (E) USING ESTIMATED TOTAL COMPENSATION. Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 7.1(b). As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Total Compensation for the Limitation Year.

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         (F)      EXCESS AMOUNTS. If, as a result of the use of estimated Total
                  Compensation, an allocation of forfeitures, a reasonable error in determining the amount of Section 401(k) Deferrals that may be made under this Article 7, or other reasonable error in applying the Annual Additions Limitation, a Participant's Annual Additions under this Plan and such other plans or funds would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a SEP will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

                  (1) SAME ALLOCATION DATE. If an Excess Amount is allocated to a Participant on an allocation date of this Plan that coincides with an allocation date of another plan, such Excess Amount will be attributed to the following types of plan(s) in the order listed, until the entire Excess Amount is allocated.

                           (I) First, to any 401(k) plan(s) maintained by the Employer.

                           (II)     Then, to any profit sharing plan(s)
                                    maintained by the Employer.

                           (III)    Then, to any money purchase plan(s)
                                    maintained by the Employer.

                           (IV) Finally, to any target benefit plan(s) maintained by the Employer.

                           If an amount is allocated to the same type of Plan on the same allocation date, the Excess Amount will be allocated to each plan in accordance with the pro rata allocation method outlined in the following paragraph.

                  (2)      ALTERNATIVE METHODS. The Employer may elect under
                           Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement] to modify the default rules under this subsection (f). For example, the Employer may elect to attribute any Excess Amount which is allocated on the same date to this Plan and to another plan maintained by the Employer by designating the specific plan to which the Excess Amount is allocated or by using a pro rata allocation method. Under the pro rata allocation method, the Excess Amount attributed to this Plan is the product of:

                           (I) the total Excess Amount allocated as of such date, times

                           (II) the ratio of (A) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other Defined Contribution Plans.

         (G) DISPOSITION OF EXCESS AMOUNTS. Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 7.1(c).

7.3      MODIFICATION OF CORRECTION PROCEDURES. The Employer may elect under
         Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement] to modify any of the corrective provisions under Section 7.1 of this BPD. The provisions in Section 7.2 may be modified under Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement].

7.4      DEFINITIONS RELATING TO THE ANNUAL ADDITIONS LIMITATION.

         (A) ANNUAL ADDITIONS: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

                  (1)      Employer Contributions, including Section 401(k)
                           Deferrals;

                  (2)      Employee After-Tax Contributions;

                  (3)      forfeitures;

                  (4) amounts allocated to an individual medical account (as defined in Code ss.415(l)(2)), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan; and
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                  (5)      allocations under a SEP (as defined in Code
                           ss.408(k)).

                  For this purpose, any Excess Amount applied under Sections 7.1(c) or 7.2(f) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

                  An Annual Addition is credited to a Participant's Account for a particular Limitation Year if such amount is allocated to the Participant's Account as of any date within that Limitation Year. An Annual Addition will not be deemed credited to a Participant's Account for a particular Limitation Year unless such amount is actually contributed to the Plan no later than 30 days after the time prescribed by law for filing the Employer's income tax return (including extensions) for the taxable year with or within which the Limitation Year ends. In the case of Employee After-Tax Contributions, such amount shall not be deemed credited to a Participant's Account for a particular Limitation Year unless the contributions are actually contributed to the Plan no later than 30 days after the close of that Limitation Year.

         (B) DEFINED CONTRIBUTION DOLLAR LIMITATION: $30,000, as adjusted under Code ss.415(d).

         (C) EMPLOYER. For purposes of this Article 7, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in ss.414(b) of the Code as modified by ss.415(h)), all commonly controlled trades or businesses (as defined in ss.414(c) oF the Code as modified by ss.415(h)) or affiliated service groups (as defined in ss.414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under ss.414(o) of the Code.

         (D) EXCESS AMOUNT: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (E) LIMITATION YEAR: The Plan Year, unless the Employer elects another 12-consecutive month period under Part 13, #51.a. of the Agreement [Part 13, #69.a. of the 401(k) Agreement]. All qualified retirement plans under Code ss.401(a) maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If the Plan has an initial Plan Year that is less than 12 months, the Limitation Year for such first Plan Year is the 12-month period ending on the last day of that Plan Year, unless otherwise specified in Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement].

         (F) MAXIMUM PERMISSIBLE AMOUNT: The maximum Annual Additions that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  (1)      the Defined Contribution Dollar Limitation, or

                  (2) 25 percent of the Participant's Total Compensation for the Limitation Year.

                  The Total Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code ss.401(h) or ss.419A(f)(2)) which is otherwise treated as an Annual Addition under Code ss.415(l)(1) or ss.419A(d)(2).

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                        Number of months in the short Limitation Year
                        ---------------------------------------------
                                              12

                  If a short Limitation Year is created because the Plan has an INITIAL Plan Year that is less than 12 months, no proration of the Defined Contribution Dollar Limitation is required, unless provided otherwise under Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement]. (See subsection (e) above for the rule allowing the use of a full 12-month Limitation Year for the first year of the Plan, thereby avoiding the need to prorate the Defined Contribution Dollar Limitation.)

         (G) TOTAL COMPENSATION: The amount of compensation as defined under Section 22.197, subject to the Employer's election under
                  Part 3, #9 of the Agreement.

                  (1) SELF-EMPLOYED INDIVIDUALS. For a Self-Employed Individual, Total Compensation is such individual's Earned Income.

                  (2) TOTAL COMPENSATION ACTUALLY PAID OR MADE AVAILABLE. For purposes of applying the limitations of this
                           Article 7, Total Compensation for a Limitation Year is the Total Compensation actually paid or made

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                           available to an Employee during such Limitation Year.
                           However, the Employer may include in Total
                           Compensation for a Limitation Year amounts earned but not paid in the Limitation Year because of the timing of pay periods and pay days, but only if these amounts are paid during the first few weeks of the next Limitation Year, such amounts are included on a uniform and consistent basis with respect to all similarly-situated Employees, and no amounts are included in Total Compensation in more than one Limitation Year. The Employer need not make any formal election to include accrued Total Compensation described in the preceding sentence.

                  (3) DISABLED PARTICIPANTS. Total Compensation does not include any imputed compensation for the period a Participant is Disabled. However, the Employer may elect under Part 13, #51.b. of the Agreement [Part 13, #69.b. of the 401(k) Agreement], to include under the definition of Total Compensation, the amount a terminated Participant who is permanently and totally Disabled (as defined in Section 22.53) would have received for the Limitation Year if the Participant had been paid at the rate of Total Compensation paid immediately before becoming permanently and totally Disabled. If the Employer elects under Part 13, #51.b. of the Agreement [Part 13, #69.b. of the 401(k) Agreement] to include imputed compensation for a Disabled Participant, a Disabled Participant will receive an allocation of any Employer Contribution the Employer makes to the Plan based on the Employee's imputed compensation for the Plan Year. Any Employer Contributions made to a Disabled Participant under this subsection (3) are fully vested when made. For Limitation Years beginning before January 1, 1997, imputed compensation for a Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee for such Plan Year.

                  (4) SPECIAL RULE FOR LIMITATION YEARS BEGINNING BEFORE JANUARY 1, 1998. For Limitation Years beginning before January 1, 1998, for purposes of applying the limitations of this Article 7 and for determining the minimum top-heavy contribution required under Section 16.2(a), Total Compensation paid or made available during such Limitation Year shall NOT include any Elective Deferrals, or any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code ss.125 or ss.457.

7.5 PARTICIPATION IN A DEFINED BENEFIT PLAN. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired
         Plan) covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction exceeds 1.0 in any Limitation Year, the Plan will satisfy the
         1.0 limitation by reducing a Participant's Projected Annual Benefit under the Defined Benefit Plan.

         (A) REPEAL OF RULE. The limitations under this Section 7.5 do not apply for Limitation Years beginning on or after January 1, 2000. However, the Employer may have continued to apply rules consistent with this Section 7.5 for Plan Years beginning after December 31, 1999 and before the Employer first adopted a plan to comply with the GUST Legislation. If the Employer is adopting this Plan as a restatement of a prior plan to comply with the GUST Legislation, the provisions of the prior plan control for purposes of applying the combined limitation rules under Code ss.415(e) for Limitation Years beginning before the Effective Date of this Plan. For Limitation Years beginning on or after the Effective Date of this Plan, the provisions of this Section 7.5 apply. If for any Limitation Year beginning prior to the date this Plan is adopted as a GUST restatement, the Employer did not comply in operation with the provisions under this Section 7.5 or the provisions of the prior plan, as applicable, the Employer may document under Appendix B-4 of the Agreement how the Plan was operated to comply with the combined limitation rules under Code ss.415(e).

         (B)      SPECIAL DEFINITIONS RELATING TO SECTION 7.5.

                  (1) DEFINED BENEFIT PLAN FRACTION: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefit under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code ss.ss.415(b) and (d) or 140 percent of the Participant's Highest Average Compensation, including any adjustments under Code ss.415(b).

                           Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code ss.415 for all Limitation Years beginning before January 1, 1987.

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                           If the Plan is a Top-Heavy Plan for any Plan Year,
                           100% will be substituted for 125% in the prior paragraph, unless in Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer provides an extra minimum top-heavy allocation or benefit in accordance with Code ss.416(h) and the regulations thereunder. In any event, if the Top-Heavy Ratio exceeds 90%, then 100% will always be substituted for 125% in the prior paragraph.

                  (2) DEFINED CONTRIBUTION PLAN FRACTION: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's Employee After-Tax Contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds (as defined under Code ss.419(e)), individual medical accounts (as defined under Code ss.415(l)(2)), and SEPs (as defined under Code ss.408(k)) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years during which the Participant performed service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer during such years). The maximum aggregate amount in any Limitation Year is the lesser of: (i) 125 percent of the Defined Contribution Dollar Limitation in effect under Code ss.415(c)(l)(A) (as determined under Code ss.ss.415(b) and (d)) for such Limitation Year or
                           (ii) 35 percent oF the Participant's Total
                           Compensation for such Limitation Year.

                           If the Plan is a Top-Heavy Plan for any Plan Year, 100% will be substituted for 125% unless in Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer provides an extra minimum top-heavy allocation or benefit in accordance with Code ss.416(h) and the regulations thereunder. In any event, if the Top-Heavy Ratio exceeds 90%, then 100% will always be substituted for 125%.

                           If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over
                           1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code ss.415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                           The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee After-Tax Contributions as Annual Additions.

                  (3) HIGHEST AVERAGE COMPENSATION: The average Total Compensation for the three consecutive years of service with the Employer that produces the highest average.

                  (4) PROJECTED ANNUAL BENEFIT: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                           (I) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

                           (II) the Participant's Total Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

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                                    ARTICLE 8
                               PLAN DISTRIBUTIONS

Except as provided under Article 9 (Joint and Survivor Annuity Requirements), this Article 8 governs all distributions to Participants under the Plan. Sections 8.1 and 8.2 set forth the available distribution options under the Plan and the amount available for distribution. Section 8.3 sets forth the Participants' distribution options following termination of employment, Section
8.4 discusses the distribution options upon a Participant's death, and Sections
8.5 and 8.6 set forth the in-service distribution options under the Plan, including the conditions for receiving a Hardship distribution. Parts 9 and 10 of the Agreement contain the elective provisions for the Employer to identify the timing of distributions and the permitted distribution events under the Plan.

8.1 DISTRIBUTION OPTIONS. A Participant who terminates employment with the Employer may receive a distribution of his/her vested Account Balance at the time and in the manner designated under Part 9 of the Agreement. A Participant may receive an in-service distribution prior to his/her termination of employment with the Employer only to the extent permitted under Part 10 of the Agreement.

         Distributions from the Plan will be made in the form of a lump sum of the Participant's entire vested Account Balance, a single sum distribution of a portion of the Participant's vested Account Balance, installments, annuity payments, or other form as selected under Part 11 of the Agreement. Unless provided otherwise under Part 11 of the Agreement, a Participant may select any combination of the available distribution forms.

         If the Employer elects to permit a single sum distribution of a portion of the Participant's vested Account Balance, the Employer may limit the availability or frequency of subsequent withdrawals under Part 11, #40.f. of the Nonstandardized Agreement [Part 11, #58.f. of the Nonstandardized 401(k) Agreement]. If the Employer elects under Part 11 of the Agreement to permit installment payments as an optional form of distribution, the Participant (and spouse, if applicable) may elect to receive installments in monthly, quarterly, semi-annual, or annual payments over a period not exceeding the Life Expectancy of the Participant and his/her Designated Beneficiary. The Participant may elect at any time to accelerate the payment of all, or any portion, of an installment distribution. If the Employer elects under Part 11 of the Agreement to permit annuity payments, such annuity payments may not be in a form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his/her designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his/her designated Beneficiary). The Employer may restrict the availability of installment payments or annuity payments under Part 11, #40.f. of the Nonstandardized Agreement [Part 11, #58.f. of the Nonstandardized 401(k) Agreement].

         If the Plan is subject to the Joint and Survivor Annuity requirements under Article 9, the Plan must make distribution in the form of a QJSA (as defined in Section 9.4(a)) unless the Participant (and spouse, if the Participant is married) elects an alternative distribution form in accordance with Section 9.4(d). (See Section 9.1 for the rules regarding the application of the Joint and Survivor Annuity requirements.)

8.2 AMOUNT ELIGIBLE FOR DISTRIBUTION. For purposes of determining the amount a Participant may receive as a distribution from the Plan, a Participant's Account Balance is determined as of the Valuation Date (as specified in Part 12 of the Agreement) which immediately precedes the date the Participant receives his/her distribution from the Plan. For this purpose, the Participant's Account Balance must be increased for any contributions allocated to the Participant's Account since the most recent Valuation Date and must be reduced for any distributions the Participant received from the Plan since the most recent Valuation Date. A Participant does not share in any allocation of gains or losses attributable to the period between the Valuation Date and the date of the distribution under the Plan, unless provided otherwise under Part 12 of the Agreement or under uniform funding and valuation procedures established by the Plan Administrator. In the case of a Participant-directed Account, the determination of the value of the Participant's Account for distribution purposes is subject to the funding and valuation procedures applicable to such directed Account.

8.3 DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT. Subject to the required minimum distribution provisions under Article 10, a Participant whose employment with the Employer is terminated for any reason, other than death, is entitled to receive a distribution of his/her vested Account Balance in accordance with this Section 8.3 as of the date selected in
         Part 9 of the Agreement. If a Participant dies while employed by the Employer, or dies before distribution of his/her vested Account Balance is completed, distribution will be made in accordance with Section 8.4.

         (A) ACCOUNT BALANCE EXCEEDING $5,000. If a Participant's entire vested Account Balance exceeds $5,000 at the time of distribution, the Participant may elect to receive a distribution of his/her vested Account Balance in any form permitted under Part 11 of the Agreement at the time indicated under Part 9, #33 of the Agreement [Part 9, #51 of the 401(k) Agreement]. The Participant must receive proper notice and must consent in writing, in accordance with Section 8.7, prior to receiving a distribution from the Plan. If the Participant does not consent to a distribution upon terminating employment with the Employer, distribution will be made in accordance with Article 10. (Also see Section 8.8 for additional notice requirements.)


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         (B)      ACCOUNT BALANCE NOT EXCEEDING $5,000. If a Participant's
                  entire vested Account Balance does not exceed $5,000 at the time of distribution, the Plan Administrator will distribute the Participant's entire vested Account Balance in a single lump sum at the time indicated under Part 9, #34 of the Agreement [Part 9, #52 of the 401(k) Agreement]. Although the Participant need not consent to receive a distribution under this subsection (b), the Participant must receive the notice described in Section 8.8 (if applicable) prior to receiving the distribution from the Plan. The Employer may modify the rule under this subsection (b) by electing under Part 9, #37.a. of the Agreement [Part 9, #55.a. of the 401(k) Agreement] to require Participant consent prior to a distribution from the Plan, without regard to whether the Participant's vested Account Balance exceeds $5,000 at the time of distribution.

         (C) PERMISSIBLE DISTRIBUTION EVENTS UNDER A 401(K) PLAN. A Participant may not receive a distribution of Section 401(k) Deferrals, QNECs, QMACs and Safe Harbor Contributions under this Section 8.3 unless the Participant satisfies one of the following conditions:

                  (1) The Participant has a "separation from service" with the Employer. For this purpose, a separation from service occurs when an Employee terminates employment with the Employer. If a Participant changes jobs as a result of the Employer's liquidation, merger, consolidation, or other similar transaction, a distribution may be made to the Participant if the Plan Administrator determines the Participant has incurred a separation from service in accordance with rules promulgated under the Code or regulations, or by reason of a ruling or other published guidance from the IRS. A Participant may not receive a distribution by reason of separation from service, or continue to receive an installment distribution based on separation from service, if prior to the time the distribution is made from the Plan, the Participant returns to employment with the Employer.

                  (2) The Employer is a corporation and the Employer sells substantially all of the assets of a trade or business (within the meaning of ss.409(d)(2) of the Code) to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant becomes employed by the unrelated corporation as a result of the sale and the distribution is made by the end of the second calendar year after the year of the sale. For this purpose, an Employer is deemed to have sold substantially all of the assets of a trade or business if it sells 85% or more of the total assets of such trade or business.

                  (3) The Employer is a corporation and the Employer sells a subsidiary to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant continues to be employed by the unrelated corporation after the sale and the distribution is made by the end of the second calendar year after the year of the sale.

         (D) DISABLED PARTICIPANT. A terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, generally is entitled to a distribution in the time and manner specified in
                  Part 9 of the Agreement. However, if so elected in Part 9, #35 of the Agreement [Part 9, #53 of the 401(k) Agreement], a terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, is entitled to a distribution in the time and manner specified in Part 9, #35 of the Agreement [Part 9, #53 of the 401(k) Agreement], to the extent such election will result in an earlier distribution than would otherwise be available under Part 9 of the Agreement.

         (E) DETERMINING WHETHER VESTED ACCOUNT BALANCE EXCEEDS $5,000. For distributions made on or after October 17, 2000, the determination of whether a Participant's vested Account Balance exceeds $5,000 is based on the value of the Participant's Account as of the most recent Valuation Date. In determining the value of a Participant's Account for distributions made before October 17, 2000, the "lookback rule" may apply. If the lookback rule applies, the Participant's vested Account Balance is deemed to exceed $5,000 for purposes of applying the provisions under this
                  Article 8 and Article 9.

                  For distribution made after March 21, 1999 and before October 17, 2000, the "lookback rule" is applicable to a distribution to a Participant if the Participant previously received a distribution when his/her vested Account Balance exceeded $5,000, and either subsection (1) or (2) applies.

                  (1) The distribution is subject to the Joint and Survivor Annuity requirements of Article 9.

                  (2) The distribution is not subject to the Joint and Survivor Annuity requirements of Article 9, but a periodic distribution method (e.g., an installment distribution) is currently in effect with respect to the Participant's vested Account Balance, at least one scheduled payment still remains, and when the first periodic payment was made under such election, the vested Account Balance exceeded $5,000.

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                  For distributions made before March 21, 1999, the lookback rule applies to all distributions, without regard to subsections (1) and (2) above. However, the Plan does not fail to satisfy the requirements of this subsection (e) if, prior to the adoption of this Plan, the lookback rule was applied to all distributions (without regard to the limitations described in subsections (1) and (2) above), or if the limitations described in subsections (1) and (2) above were applied to distributions made before March 22, 1999 but in a Plan Year beginning after August 5, 1997.

         (F) EFFECTIVE DATE OF $5,000 VESTED ACCOUNT BALANCE RULE. The provisions under this Article 8 and Article 9 which refer to a $5,000 vested Account Balance are effective for Plan Years beginning after August 5, 1997, unless a later effective date is specified in the GUST provisions under Appendix B-3.a. of the Agreement. For plan years beginning prior to August 6, 1997 (or any later effective date specified in Appendix B-3.a. of the Agreement) any reference under this Article 8 or
                  Article 9 to a $5,000 vested Account Balance should be applied by replacing $5,000 with $3,500.

8.4 DISTRIBUTION UPON THE DEATH OF THE PARTICIPANT. The death benefit payable with respect to a deceased Participant depends on whether the Participant dies after distribution of his Account Balance has commenced (see subsection (a) below) or before distribution commences (see subsection (b) below).

         (A) POST-RETIREMENT DEATH BENEFIT. If a Participant dies after commencing distribution of his/her benefit under the Plan, the death benefit is the benefit payable under the form of payment that has commenced. If a Participant commences distribution prior to death only with respect to a portion of his/her Account Balance, then the rules in subsection (b) apply to the rest of the Account Balance.

         (B) PRE-RETIREMENT DEATH BENEFIT. If a Participant dies before commencing distribution of his/her benefit under the Plan, the death benefit that is payable depends on whether the value of the death benefit exceeds $5,000 and whether the Joint and Survivor Annuity requirements of Article 9 apply. If there is both a QPSA death benefit and a non-QPSA death benefit, each death benefit is valued separately to determine whether it exceeds $5,000. For death benefits distributed before the $5,000 rule described in Section 8.3(f) is effective, substitute $3,500 for $5,000.

                  (1) DEATH BENEFIT NOT EXCEEDING $5,000. If the value of the pre-retirement death benefit does not exceed $5,000, it shall be paid in a single sum as soon as administratively feasible after the Participant's death.

                  (2) DEATH BENEFIT THAT EXCEEDS $5,000. If the value of the pre-retirement death benefit exceeds $5,000, the payment of the death benefit will depend on whether the Joint and Survivor Annuity requirements apply.

                           (I)      IF THE JOINT AND SURVIVOR ANNUITY
                                    REQUIREMENTS DO NOT APPLY. In this case, the entire death benefit is payable in the form and at the time described below in subsection (ii)(B).

                           (II)     IF THE JOINT AND SURVIVOR ANNUITY
                                    REQUIREMENTS APPLY. In this case, the death benefit consists of a QPSA death benefit (see Section 9.3) and, if the QPSA is defined to be less than 100% of the Participant's vested Account Balance, a non-QPSA death benefit. The QPSA death benefit is payable in accordance with subsection (A) below, unless the Participant has waived such death benefit under the waiver procedures described in Section 9.4(d). In the event there is a proper waiver of the QPSA death benefit, then such portion of the death benefit is payable in the same manner as the non-QPSA death benefit. The non-QPSA death benefit is payable in the form and at the time described below in subsection (B).

                                    (A)     QPSA DEATH BENEFIT. If the pre-
                                            retirement death benefit is payable
                                            in the QPSA form, then it shall be
                                            paid in accordance with Article 9.
                                            If the QPSA death benefit has not
                                            been waived, but the surviving
                                            spouse elects a different form of
                                            payment, then distribution of the
                                            QPSA death benefit is made in
                                            accordance with the form of payment
                                            elected by the spouse, provided such
                                            form of payment is available under
                                            Section 8.1. The surviving spouse
                                            may request the payment of the QPSA
                                            death benefit (in the QPSA form or
                                            in the form elected by the surviving
                                            spouse) as soon as administratively
                                            feasible after the death of the
                                            Participant. However, payment of the
                                            death benefit will not commence
                                            without the consent of the surviving
                                            spouse prior to the date the
                                            Participant would have reached
                                            Normal Retirement Age (or age 62, if
                                            later). If the QPSA death benefit
                                            has been waived, in accordance with
                                            the procedures in Article 9, then
                                            the portion of the Participant's
                                            vested Account Balance that would
                                            have been payable as a QPSA death
                                            benefit in the absence of such a
                                            waiver is treated as a death benefit
                                            payable under subsection (B).

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                                    (B)     NON-QPSA DEATH BENEFITS. Any pre-
                                            retirement death benefit not
                                            described in subsection (A) is
                                            payable under this paragraph. Such
                                            death benefit is payable in lump sum
                                            as soon as administratively feasible
                                            after the Participant's death.
                                            However, the death benefit may be
                                            payable in a different form if
                                            prescribed by the Participant's
                                            Beneficiary designation, or if the
                                            Beneficiary, before a lump sum
                                            payment of the benefit is made,
                                            requests an election as to the form
                                            of payment. An alternative form of
                                            payment must be one that is
                                            available under Section 8.1.

                  (3) MINIMUM DISTRIBUTION REQUIREMENTS. In no event will any death benefit be paid in a manner that is inconsistent with the minimum distribution requirements of Section 10.2. In addition, the Beneficiary of any pre-retirement death benefit described above in subsection (2) may postpone the commencement of the death benefit to a date that is not later than the latest commencement date permitted under Section 10.2, unless such election is prohibited in Part 9, #37.b. of the Agreement [Part 9, #55.b. of the 401(k) Agreement].

         (C) DETERMINING A PARTICIPANT'S BENEFICIARY. A Participant may designate a Beneficiary to receive the death benefits described in this Section 8.4. Any Beneficiary designation is subject to the rules under subsections (1) - (4) below. A Participant may change or revoke a Beneficiary designation at any time by filing a new designation with the Plan Administrator. Any new Beneficiary designation is subject to the spousal consent rules described below, unless the spouse specifically waives such right under a general consent as authorized under Section 9.4(d). Unless specified otherwise in the Participant's designated beneficiary election form, if a Beneficiary does not predecease the Participant but dies before distribution of the death benefit is made to the Beneficiary, the death benefit will be paid to the Beneficiary's estate.

                  The Plan Administrator may request proper proof of the Participant's death and may require the Beneficiary to provide evidence of his/her right to receive a distribution from the Plan in any form or manner the Plan Administrator may deem appropriate. The Plan Administrator's determination of the Participant's death and of the right of a Beneficiary to receive payment under the Plan shall be conclusive. If a distribution is to be made to a minor or incompetent Beneficiary, payments may be made to the person's legal guardian, conservator, or custodian in accordance with the Uniform Gifts to Minors Act or similar law as permitted under the laws of the state where the Beneficiary resides. The Plan Administrator or Trustee will not be liable for any payments made in accordance with this subsection (c) and are not required to make any inquiries with respect to the competence of any person entitled to benefits under the Plan.

                  If a Participant designates his/her spouse as Beneficiary and subsequent to such Beneficiary designation, the Participant and spouse are divorced or legally separated, the designation of the spouse as Beneficiary under the Plan is automatically rescinded unless specifically provided otherwise under a divorce decree or QDRO, or unless the Participant enters into a new Beneficiary designation naming the prior spouse as Beneficiary.

                  (1)      SPOUSAL CONSENT TO BENEFICIARY DESIGNATION:
                           POST-RETIREMENT DEATH BENEFIT. If a Participant is married at the time distribution commences to the Participant, the Beneficiary of any post-retirement death benefit is the Participant's surviving spouse, regardless of whether the Joint and Survivor Annuity requirements under Article 9 apply, unless there is no surviving spouse or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d), or makes a valid disclaimer of the benefit. If the Joint and Survivor Annuity requirements apply, the spouse is determined as of the Distribution Commencement Date for purposes of this spousal consent requirement. If the Joint and Survivor Annuity requirements do not apply, the spouse is determined as of the Participant's date of death for purposes of this spousal consent requirement.

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                  (2)      SPOUSAL CONSENT TO BENEFICIARY DESIGNATION:
                           PRE-RETIREMENT DEATH BENEFIT. The rules for spousal consent depend on whether the Joint and Survivor Annuity requirements in Article 9 apply.

                           (I)      IF THE JOINT AND SURVIVOR ANNUITY
                                    REQUIREMENTS APPLY. In this case, the QPSA death benefit will be payable in accordance with Section 9.3. The QPSA death benefit may be payable to a non-spouse Beneficiary only if the spouse consents to the Beneficiary designation, pursuant to the Qualified Election requirements under Section 9.4(d), or makes a valid disclaimer. The non-QPSA death benefit, if any, is payable to the person named in the Beneficiary designation, without regard to whether spousal consent is obtained for such designation. If a spouse does not properly consent to a Beneficiary designation, the QPSA waiver is invalid, and the QPSA death benefit is still payable to the spouse, but the Beneficiary designation remains valid with respect to any non-QPSA death benefit.

                           (II)     IF THE JOINT AND SURVIVOR ANNUITY
                                    REQUIREMENTS DO NOT APPLY. In this case, the surviving spouse (determined at the time of the Participant's death), if any, must be treated as the sole Beneficiary, regardless of any contrary Beneficiary designation, unless there is no surviving spouse, or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d) or makes a valid disclaimer.

                  (3) DEFAULT BENEFICIARIES. To the extent a Beneficiary has not been named by the Participant (subject to the spousal consent rules discussed above) and is not designated under the terms of this Plan to receive all or any portion of the deceased Participant's death benefit, such amount shall be distributed to the Participant's surviving spouse (if the Participant was married at the time of death). If the Participant does not have a surviving spouse at the time of death, distribution will be made to the Participant's surviving children, in equal shares. If the Participant has no surviving children, distribution will be made to the Participant's estate. The Employer may modify the default beneficiary rules described in this subparagraph by addition attaching appropriate language as an addendum to the Agreement.

                  (4)      ONE-YEAR MARRIAGE RULE. The Employer may elect under
                           Part 11, #41.c. of the Agreement [Part 11, #59.c. of the 401(k) Agreement], for purposes of applying the provisions of this Section 8.4, that an individual will not be considered the surviving spouse of the Participant if the Participant and the surviving spouse have not been married for the entire one-year period ending on the date of the Participant's death.

8.5      DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT.

         (A) EMPLOYEE AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS, AND TRANSFERS. A Participant may withdraw at any time, upon written request, all or any portion of his/her Account Balance attributable to Employee After-Tax Contributions or Rollover Contributions. Any amounts transferred to the Plan pursuant to a Qualified Transfer (as defined in Section 3.3(d)) also may be withdrawn at any time pursuant to a written request. No forfeiture will occur solely as a result of an Employer's withdrawal of Employee After-Tax Contributions. The Employer may elect in Part 10, #39.d. of the Nonstandardized Agreement [Part 10, #57.d. of the Nonstandardized 401(k) Agreement] to modify the availability of in-service withdrawals of Employee After-Tax Contributions, Rollover Contributions, or Qualified Transfers.

                  With respect to transfers (other than Qualified Transfers) and subject to the restrictions on distributions of transferred assets under Section 3.3, a Participant may request a distribution of all or any portion of his/her Transfer Account only as permitted under this Article with respect to contributions of the same type as are being withdrawn.

         (B) EMPLOYER CONTRIBUTIONS. Except as provided in Section 14.10 dealing with defaulted Participant loans, a Participant may receive a distribution of all or any portion of his/her vested Account Balance attributable to Employer Contributions prior to termination of employment only as permitted under Part 10 of the Agreement. If the Joint and Survivor Annuity requirements under Article 9 apply to the Participant, the Participant's spouse (if the Participant is married at the time of distribution) must consent to a distribution in accordance with Section 9.2.

                  The Employer may elect under the profit sharing or 401(k) plan Agreement to permit in-service distributions of Employer Contributions (other than Section 401(k) Deferrals, QMACs, QNECs, and Safe Harbor Contributions) upon the occurrence of a specified event or upon the completion of a certain number of years. In no case, however, may a distribution that is made solely on account of the completion of a designated number of years be made with respect to Employer Contributions that have been accumulated in the Plan for less than 2 years. This rule does not apply if the Participant has been an Eligible Participant in the Plan for at least 5 years. An in-service distribution may be made on account of a specified event (other than the completion of a designated number of years) at any time, if authorized under Part 10 of the Agreement.

                  If a Participant with a partially vested benefit receives an in-service distribution under the Plan, the special vesting schedule under Section 4.8 must be applied to determine the Participant's vested percentage in his/her remaining Account Balance. This special vesting schedule will not apply if the Employer limits the availability of in-service distributions under Part 10 of the Agreement to Participants who are 100% vested.

         (C) SECTION 401(K) DEFERRALS, QUALIFIED NONELECTIVE CONTRIBUTIONS, QUALIFIED MATCHING CONTRIBUTIONS, AND SAFE HARBOR CONTRIBUTIONS. If the Employer has adopted the 401(k) Agreement, a Participant may receive an in-service distribution of all or any portion of his/her Section 401(k) Deferral Account, QMAC Account, QNEC Account, Safe Harbor Matching Contribution Account and Safe Harbor Nonelective Contribution Account only as permitted under Part 10 of the

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                  Agreement. No provision in this Plan or in Part 10 of the
                  Agreement may be interpreted to permit a Participant to receive a distribution of such amounts prior to the occurrence of one of the following events:

                  (1)     the Participant becoming Disabled;

                  (2)     the Participant's attainment of age 59 1/2;

                  (3)     the Participant's Hardship (as defined in Section
                          8.6).

         (D) CORRECTIVE DISTRIBUTIONS. Nothing in this Article 8 precludes the Plan Administrator from making a distribution to a Participant, to the extent such distribution is made to correct a qualification defect in accordance with the corrective procedures under the IRS' voluntary compliance programs. Thus, for example, nothing in this Article 8 would preclude the Plan from making a corrective distribution to an Employee who received contributions under the Plan prior to becoming an Eligible Participant. Any such distribution must be made in accordance with the correction procedures applicable under the IRS' voluntary correction programs.

8.6 HARDSHIP DISTRIBUTION. To the extent permitted under Part 10 of the Agreement, a Participant may receive an in-service distribution on account of a Hardship. The Employer may elect under Part 10, #38.c. of the Agreement [Part 10, #56.c. of the 401(k) Agreement] to permit a Hardship distribution only if the Participant satisfies the safe harbor Hardship requirements under subsection (a) below. Alternatively, the Employer may elect under Part 10, #38.d. of the Agreement [Part 10, #56.d. of the 401(k) Agreement] to permit a Hardship distribution of Employer Contributions (other than Section 401(k) Deferrals) in accordance with the requirements of subsection (b) below. A Hardship distribution of Section 401(k) Deferrals must meet the requirements of a safe harbor Hardship as described under subsection (a) below. A Hardship distribution under this Section 8.6 is not available for QNECs, QMACs or Safe Harbor Contributions.

         (A) SAFE HARBOR HARDSHIP DISTRIBUTION. To qualify for a safe harbor Hardship, a Participant must demonstrate an immediate and heavy financial need, as described in subsection (1), and must satisfy the conditions described in subsection (2).

                  (1) IMMEDIATE AND HEAVY FINANCIAL NEED. To be considered an immediate and heavy financial need, the Hardship distribution must be made on account of one of the following events:

                           (I) the incurrence of medical expenses (as described in ss.213(d) of the Code), of the Participant, the Participant's spouse or dependents;

                           (II) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                           (III) payment of tuition and related educational fees (including room and board) for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

                           (IV) to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                           (V) any other event that the IRS recognizes as a safe harbor Hardship distribution event under ruling, notice or other guidance of general applicability.

                           A Participant must provide the Plan Administrator with a written request for a Hardship distribution. The Plan Administrator may require written documentation, as it deems necessary, to sufficiently document the existence of a proper Hardship event.

                  (2) CONDITIONS FOR TAKING A SAFE HARBOR HARDSHIP WITHDRAWAL. A Participant may receive a safe harbor Hardship withdrawal only if all of the following conditions are satisfied.

                           (I) The Participant has obtained all available distributions, other than Hardship distributions, and all nontaxable loans under the Plan and all other qualified plans maintained by the Employer.

                           (II)     The Participant is suspended from making any
                                    Section 401(k) Deferrals (and any Employee
                                    After-Tax Contributions) under the Plan or any other plans (other than welfare benefit plans) maintained by the Employer for 12 months after the receipt of the Hardship distribution.

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                           (III)    The distribution is not in excess of the
                                    amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                           (IV) The limitation on Elective Deferrals under Code ss.402(g) for the Participant for the taxable year immediately following the taxable year of the Hardship distribution is reduced by the amount of any Elective Deferrals the Participant made during the taxable year of the Hardship distribution.

         (B) NON-SAFE HARBOR HARDSHIP DISTRIBUTION. The Employer may elect under Part 10, #38.d. of the Agreement [Part 10, #56.d. of the 401(k) Agreement] to permit a Hardship distribution of Employer Contributions (other than Section 401(k) Deferrals) on account of an immediate and heavy financial need (as described in subsection (a)(1) above), but without regard to the requirements of subsection (a)(2) above. Solely for the purpose of applying this subsection (b), a Hardship distribution will be on account of an immediate and heavy financial need if such Hardship distribution is made to pay for funeral expenses for a family member of the Participant or upon the Participant's Disability. The Employer may add other permitted Hardship events under Part 10, #39.d. of the Nonstandardized Agreement [Part 10, #57.d. of the Nonstandardized 401(k) Agreement]. A non-safe harbor Hardship distribution is not available for Section 401(k) Deferrals, QNECs, QMACs, or Safe Harbor Contributions.

         (C) AMOUNT AVAILABLE FOR DISTRIBUTION. A Participant may receive a Hardship distribution of any portion of his/her vested Employer Contribution Account or Employer Matching Contribution Account (including earnings thereon), as permitted under Part 10 of the Agreement. A Participant may receive a Hardship distribution of any portion of his/her
                  Section 401(k) Deferral Account, if permitted under Part 10 of the Agreement, provided such distribution, when added to other Hardship distributions from Section 401(k) Deferrals, does not exceed the total Section 401(k) Deferrals the Participant has made to the Plan (increased by income allocable to such Section 401(k) Deferrals that was credited by the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989). A Participant may not receive a Hardship distribution from his/her QNEC Account, QMAC Account, Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account.

8.7 PARTICIPANT CONSENT. If the value of a Participant's entire vested Account Balance exceeds $5,000 (as determined in accordance with Section 8.3(e)), the Participant must consent to any distribution of such Account Balance prior to his/her Required Beginning Date (as defined in Section 10.3(a)). The Employer may modify this provision under Part 9, #37.b. of the Agreement [Part 9, #55.b. of the 401(k) Agreement] to provide for automatic distribution to a terminated Participant (or Beneficiary) as of the date the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62. A Participant must consent in writing to a distribution under this Section 8.7 within the 90-day period ending on the Distribution Commencement Date (as defined in Section 22.56). If the Participant is subject to the Joint and Survivor Annuity requirements under Article 9 of this Plan, the Participant's spouse (if the Participant is married at the time of the distribution) also must consent to the distribution in accordance with Section 9.2. If the distribution is an Eligible Rollover Distribution, the Participant must also direct the Plan Administrator as to whether he/she wants a Direct Rollover and if so, the name of the Eligible Retirement Plan to which the distribution will be made. (See Section 8.8 for more information regarding the Direct Rollover rules.)

         (A) PARTICIPANT NOTICE. Prior to receiving a distribution from the Plan, the Participant must be notified of his/her right to defer any distribution from the Plan in accordance with the provisions under Article 10 of this BPD. The notification shall include a general description of the material features and the relative values of the optional forms of benefit available under the Plan (consistent with the requirements under Code ss.417(a)(3)). The notice must be provided no less than 30 days and no more than 90 days prior to the Participant's Distribution Commencement Date. However, distribution may commence less than 30 days after the notice is given, if the Participant is clearly informed of his/her right to take 30 days after receiving the notice to decide whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects to receive the distribution prior to the expiration of the 30-day minimum period. (But see Section 9.5(a) for the rules regarding the timing of distributions when the Joint and Survivor Annuity requirements apply.) The notice requirements described in this paragraph may be satisfied by providing a summary of the required information, so long as the conditions described in applicable regulations for the provision of such a summary are satisfied, and the full notice is also provided (without regard to the 90-day period described in this subsection).

         (B) SPECIAL RULES. The consent rules under this Section 8.7 apply to distributions made after the Participant's termination of employment and to distributions made prior to the Participant's termination of employment. However, the consent of the Participant (and the Participant's spouse, if applicable) shall not be required to the extent that a distribution is made:

                  (1) to satisfy the required minimum distribution rules under Article 10;

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                  (2)      to satisfy the requirements of Code ss.415, as
                           described in Article 7;

                  (3) to correct Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, as described in
                           Article 17.

                  In addition, if distributions are being made on account of the termination of the Plan, and an annuity option is not available under the Plan, the Participant's Account Balance will, without the Participant's consent, be distributed to the Participant, without regard to the value of the Participant's vested Account Balance, unless the Employer (or any Related Employer) maintains another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code ss.4975(e)(7)). If the Employer or any Related Employer maintains another Defined Contribution Plan (other than an employee stock ownership plan), then the Participant's Account Balance will be transferred, without the Participant's consent, to the other plan, if the Participant does not consent to an immediate distribution (to the extent consent to an immediate distribution is otherwise required under this
                  Section 8.7).

8.8 DIRECT ROLLOVERS. This Section 8.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision in the Plan to the contrary, a Participant may elect to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in a Direct Rollover. If a Participant elects a Direct Rollover of only a portion of an Eligible Rollover Distribution, the Plan Administrator may require that the amount being rolled over equals at least $500.

         For purposes of this Section 8.8, a Participant includes a Participant or former Participant. In addition, this Section applies to any distribution from the Plan made to a Participant's surviving spouse or to a Participant's spouse or former spouse who is the Alternate Payee under a QDRO, as defined in Section 22.151.

         If it is reasonable to expect (at the time of the distribution) that the total amount the Participant will receive as a distribution during the calendar year will total less than $200, the Employer need not offer the Participant a Direct Rollover option with respect to such distribution.

         (A) ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution is any distribution of all or any portion of a Participant's Account Balance, except for the following distributions:

                  (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or Life Expectancy) of the Participant or the joint lives (or joint Life Expectancies) of the Participant and the Participant's Beneficiary, or for a specified period of ten years or more;

                  (2) any distribution to the extent such distribution is a required minimum distribution under Article 10;

                  (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities);

                  (4) an in-service Hardship withdrawal of Section 401(k) Deferrals, as described in subsection (e) below; and

                  (5) a distribution made to satisfy the requirements of Code ss.415, as described in Article 7, or a distribution to correct Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, as described in Article 17.

         (B)      ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is:

                  (1) an individual retirement account described in ss. 408(a) of the Code;

                  (2) an individual retirement annuity described in ss. 408(b) of the Code;

                  (3)      an annuity plan described in ss.403(a) of the Code;
                           or

                  (4)      a qualified plan described in ss.401(a) of the Code.

                  However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

         (C) DIRECT ROLLOVER. A Direct Rollover is a payment made directly from the Plan to the Eligible Retirement Plan specified by the Participant. The Plan Administrator may develop reasonable procedures for accommodating Direct Rollover requests.

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         (D)      DIRECT ROLLOVER NOTICE. A Participant entitled to an Eligible
                  Rollover Distribution must receive a written explanation of his/her right to a Direct Rollover, the tax consequences of not making a Direct Rollover, and, if applicable, any available special income tax elections. The notice must be provided within the same 30 - 90 day timeframe applicable to the Participant consent notice under Section 8.7(a). The Direct Rollover notice must be provided to all Participants, unless the total amount the Participant will receive as a distribution during the calendar year is expected to be less than $200.

                  If a Participant terminates employment with a total vested Account Balance of $5,000 or less (as determined under Section 8.3(e)) and the Participant does not respond to the Direct Rollover notice indicating whether a Direct Rollover is desired and the name of the Eligible Retirement Plan to which the Direct Rollover is to be made, the Plan Administrator will distribute the Participant's entire vested Account Balance (in accordance with Section 8.3(b)) no earlier than 30 days and no later than 90 days following the provision of the notice under
                  Section 8.7. The notice will describe the procedures for making a default distribution under this paragraph, including any rules for making a default Direct Rollover to an IRA. Any default provisions described under the notice must be applied uniformly and in a nondiscriminatory manner. If the notice provides for a default Direct Rollover, the default distribution will be made as a Direct Rollover to the IRA designated under the notice. The notice must contain pertinent information regarding the Direct Rollover, including the name, address, and telephone number of the IRA trustee and information regarding IRA maintenance and withdrawal fees and how the IRA funds will be invested. The notice will describe the timing of the Direct Rollover and the Participant's ability to affirmatively opt out of the Direct Rollover. The selection of an IRA trustee, custodian or issuer and the selection of IRA investments for purposes of a default Direct Rollover constitutes a fiduciary act subject to the general fiduciary standards and prohibited transaction provisions of ERISA.

         (E) SPECIAL RULES FOR HARDSHIP WITHDRAWALS OF SECTION 401(K) DEFERRALS. A Hardship withdrawal of Section 401(k) Deferrals (as described in Code ss.401(k)(2)(B)(i)(IV)) is not an Eligible Rollover Distribution to the extent such withdrawal is made after December 31, 1998 or, if later, the first day (but not later than January 1, 2000) that the Plan Administrator begins to treat such Hardship withdrawals as ineligible for rollover. Subject to any contrary pronouncement under statute, regulation or IRS guidance, the Employer may treat a Hardship withdrawal of Section 401(k) Deferrals as an Eligible Rollover Distribution if the Participant otherwise satisfies a non-Hardship distribution event described in Code ss.401(k)(2) or (10) at the time of the withdrawal, regardless of whether the Plan's procedures characterizes such distribution as a Hardship withdrawal.

8.9 SOURCES OF DISTRIBUTION. Unless provided otherwise in separate administrative provisions adopted by the Plan Administrator, in applying the distribution provisions under this Article 8, distributions will be made on a pro rata basis from all Accounts from which a distribution is permitted under this Article. Alternatively, the Plan Administrator may permit Participants to direct the Plan Administrator as to which Account the distribution is to be made. Regardless of a Participant's direction as to the source of any distribution, the tax effect of such a distribution will be governed by Code ss.72 and the regulations thereunder.

         (A) EXCEPTION FOR HARDSHIP WITHDRAWALS. If the Plan permits a Hardship withdrawal from both Section 401(k) Deferrals and Employer Contributions, a Hardship distribution will first be treated as having been made from a Participant's Employer Contribution Account and then from the Employer's Matching Contribution Account, to the extent such Hardship distribution is available with respect to such Accounts. Only when all available amounts have been exhausted under the Participant's Employer Contribution Account and/or Employer Matching Contribution Account will a Hardship distribution be made from a Participant's Section 401(k) Deferral Account. The Plan Administrator may modify this provision in separate administrative procedures.

         (B) IN-KIND DISTRIBUTIONS. Nothing in this Article precludes the Plan Administrator from making a distribution in the form of property, or other in-kind distribution

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                                    ARTICLE 9
                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

This Article provides rules concerning the application of the Joint and Survivor Annuity requirements under this Plan. If the Plan is a profit sharing plan or a 401(k) plan, Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] permits the Employer to apply the Joint and Survivor Annuity requirements to all Participants under the Plan. If the Employer does not elect to apply the Joint and Survivor Annuity requirements to all Participants, the Plan is only subject to the Joint and Survivor Annuity requirements to the extent required under Section 9.1(b) of this Article.

9.1 APPLICABILITY. Except as provided in Section 9.6 below, this Article 9 applies to any distribution received by a Participant under the money purchase plan Agreement or the target benefit plan Agreement. For a profit sharing plan or 401(k) plan, the following rules apply.

         (A) ELECTION TO HAVE REQUIREMENTS APPLY. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under
                  Part 11, #41.b. of the profit sharing plan Agreement or Part 11, #59.b. of the 401(k) Agreement to apply the Joint and Survivor Annuity requirements, then this Article 9 applies in the same manner as it does to a money purchase plan or a target benefit plan.

         (B) ELECTION TO HAVE REQUIREMENTS NOT APPLY. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under Part 11, #41.a. of the profit sharing plan Agreement or
                  Part 11, #59.a. of the 401(k) Agreement not to apply the Joint and Survivor Annuity requirements, this Article 9 generally will not apply to distributions from the Plan. However, the rules of this Article 9 will apply to a Participant under the following conditions:

                  (1) the Participant elects to receive his/her benefit in the form of a life annuity (if a life annuity is a permissible distribution option under Part 11 of the Agreement); or

                  (2) the Participant has received a direct or indirect transfer of benefits (other than a Qualified Transfer as defined in Section 3.3(d)) from any plan which was subject to the Joint and Survivor Annuity requirements at the time of the transfer (but only to such transferred benefits); or

                  (3) the Participant's benefits under the Plan are used to offset the benefits under another plan of the Employer that is subject to the Joint and Survivor Annuity requirements.

                  Nothing in this subsection (b) prohibits a Plan Administrator from developing administrative procedures that apply the spousal consent requirements outlined in this Article 9 to a Plan that is not otherwise subject to the Joint and Survivor Annuity requirements. For example, the Plan Administrator may require under separate administrative procedures to require spousal consent to Participant distributions or may in a separate loan procedure require spousal consent prior to granting a Participant loan, without subjecting the Plan to the Joint and Survivor Annuity requirements.

         (C) ACCUMULATED DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. For purposes of applying the rules under this Section 9.1, any distribution from a separate Account under a money purchase plan or a target benefit plan which is attributable solely to accumulated deductible employee contributions, as defined in Code ss.72(o)(5)(B), is treated as a distribution from a profit sharing plan or 401(k) plan for which the rules under subsection (b) above apply.

9.2 QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA). If the Joint and Survivor Annuity requirements apply to a Participant, any distribution from the Plan to that Participant must be in the form of a QJSA (as defined in Section 9.4(a)), unless the Participant (and the Participant's spouse, if the Participant is married) elects to receive the distribution in an alternative form, as authorized under Part 11 of the Agreement. Any election of an alternative form of distribution must be pursuant to a Qualified Election. Only the Participant needs consent (pursuant to
         Section 8.7) to the commencement of a distribution in the form of a QJSA.

9.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY (QPSA). If the Joint and Survivor Annuity requirements apply to a Participant who dies before the Distribution Commencement Date, the spouse of that Participant is entitled to receive a QPSA (as defined in Section 9.4(b)), unless the Participant and spouse have waived the QPSA pursuant to a Qualified Election. The Employer may elect under Part 11, #41.c. of the Agreement [Part 11, #59.c. of the 401(k) Agreement] that a surviving spouse is not entitled to a QPSA benefit if the Participant and surviving spouse were not married throughout the one year period ending on the date of the Participant's death. Any portion of a Participant's vested Account Balance that is not payable to the surviving spouse as a QPSA (or other form elected by the surviving spouse) constitutes a non-QPSA death benefit and is payable under the rules described in Section 8.4.

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9.4      DEFINITIONS.

         (A) QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA). A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. The survivor annuity must provide for payments to the surviving spouse equal to 50% of the payments that the Participant is entitled under the annuity during the joint lives of the Participant and the spouse. The Employer may elect under Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] to make payments to the surviving spouse equal to 100%, 75% or 66-2/3% (instead of 50%) of the payments the Participant is entitled to under the annuity.

         (B) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY (QPSA). A QPSA is an annuity payable over the life of the surviving spouse that is purchased using 50% of the Participant's vested Account Balance as of the date of death. The Employer may elect under
                  Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] to provide a QPSA equal to 100% (instead of 50%) of the Participant's vested Account Balance. The remaining vested Account Balance will be distributed in accordance with the death distribution provisions under
                  Section 8.4. To the extent the Participant's vested Account Balance is derived from Employee After-Tax Contributions, the QPSA will share in the Employee After-Tax Contributions in the same proportion as the Employee After-Tax Contributions bear to the total vested Account Balance of the Participant.

                  The surviving spouse may elect to have the QPSA distributed at any time following the Participant's death (subject to the required minimum distribution rules under Article 10) and may elect to receive distribution in any form permitted under
                  Section 8.1 of the Plan. If the surviving spouse fails to elect distribution upon the Participant's death, the QPSA benefit will be distributed in accordance with Section 8.4.

         (C) DISTRIBUTION COMMENCEMENT DATE. The Distribution Commencement Date is the date an Employee commences distributions from the Plan. If a Participant commences distribution with respect to a portion of his/her Account Balance, a separate Distribution Commencement Date applies to any subsequent distribution. If distribution is made in the form of an annuity, the Distribution Commencement Date is the first day of the first period for which annuity payments are made.

         (D) QUALIFIED ELECTION. A Participant (and the Participant's spouse) may waive the QJSA or QPSA pursuant to a Qualified Election. If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, any waiver signed by the Participant is deemed to be a Qualified Election. For this purpose, a Participant will be deemed to not have a spouse if the Participant is legally separated or has been abandoned and the Participant has a court order to such effect. However, a former spouse of the Participant will be treated as the spouse or surviving spouse and any current spouse will not be treated as the spouse or surviving spouse to the extent provided under a QDRO.

                  A Qualified Election is a written election signed by both the Participant and the Participant's spouse (if applicable) that specifically acknowledges the effect of the election. The spouse's consent must be witnessed by a plan representative or notary public. In the case of a waiver of the QJSA, the election must designate an alternative form of benefit payment that may not be changed without spousal consent (unless the spouse enters into a general consent agreement expressly permitting the Participant to change the form of payment without any further spousal consent). In the case of a waiver of the QPSA, the election must be made within the QPSA Election Period and the election must designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (unless the spouse enters into a general consent agreement expressly permitting the Participant to change the Beneficiary designation without any further spousal consent).

                  Any consent by a spouse under a Qualified Election (or a determination that the consent of a spouse is not required) shall be effective only with respect to such spouse. If the Qualified Election permits the Participant to change a payment form or Beneficiary designation without any further consent by the spouse, the Qualified Election must acknowledge that the spouse has the right to limit consent to a specific form of benefit or a specific Beneficiary, as applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A Participant or spouse may revoke a prior waiver of the QPSA benefit at any time before the commencement of benefits. Spousal consent is not required for a Participant to revoke a prior QPSA waiver. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.5 below.

         (E) QPSA ELECTION PERIOD. A Participant (and the Participant's spouse) may waive the QPSA at any time during the QPSA Election Period. The QPSA Election Period is the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the QPSA Election Period begins on the date of separation.

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         (F)      PRE-AGE 35 WAIVER. A Participant who has not yet attained age
                  35 as of the end of a Plan Year may make a special Qualified Election to waive, with spousal consent, the QPSA for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election is not valid unless the Participant receives the proper notice required under Section
                  9.5 below. QPSA coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date must satisfy all the requirements for a Qualified Election.

9.5      NOTICE REQUIREMENTS.

         (A) QJSA. In the case of a QJSA, the Plan Administrator shall provide each Participant with a written explanation of: (1) the terms and conditions of the QJSA; (2) the Participant's right to make and the effect of an election to waive the QJSA form of benefit; (3) the rights of the Participant's spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the QJSA. The notice must be provided to each Participant under the Plan no less than 30 days and no more than 90 days prior to the Distribution Commencement Date.

                  A Participant may commence receiving a distribution in a form other than a QJSA less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the QJSA and elect (with spousal consent) a form of distribution other than a QJSA; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Distribution Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QJSA is provided to the Participant; and (3) the Distribution Commencement Date is after the date the written explanation was provided to the Participant. For distributions on or after December 31, 1996, the Distribution Commencement Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period.

         (B) QPSA. In the case of a QPSA, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the QPSA in such terms and in such manner as would be comparable to the explanation provided for the QJSA in subsection (a) above. The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) a reasonable period ending after the joint and survivor annuity requirements first apply to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                  For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and
                  (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

9.6 EXCEPTION TO THE JOINT AND SURVIVOR ANNUITY REQUIREMENTS. Except as provided in Section 9.7, this Article 9 does not apply to any Participant who has not earned an Hour of Service with the Employer on or after August 23, 1984. In addition, if, as of the Distribution Commencement Date, the Participant's vested Account Balance (for pre-death distributions) or the value of the QPSA death benefit (for post-death distributions) does not exceed $5,000, the Participant or surviving spouse, as applicable, will receive a lump sum distribution pursuant to Section 8.4(b)(1), in lieu of any QJSA or QPSA benefits. (See Section 8.3(e) for special rules for calculating the value of a Participant's vested Account Balance.)

9.7 TRANSITIONAL RULES. Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed under this Article 9 must be given the opportunity to elect to have the preceding provisions of this Article 9 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service. The Participant must be given the opportunity to elect to have this Article 9 apply during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant. A Participant described in this paragraph who has not elected to have this Article 9 apply is subject to the rules in this Section 9.7 instead. Also, a Participant who does not qualify to elect to have this Article 9 apply because such Participant does not have at least 10 Years of Service for vesting purposes is subject to the rules of this Section 9.7.

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         Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his/her benefits paid in accordance with the following paragraph. The Participant must be given the opportunity to elect to have this Section
         9.7 apply (other than the first paragraph of this Section) during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant.

         If, under either of the preceding two paragraphs, a Participant is subject to this Section 9.7, the following rules apply.

         (A) AUTOMATIC JOINT AND SURVIVOR ANNUITY. If benefits in the form of a life annuity become payable to a married Participant who:

                  (1) begins to receive payments under the Plan on or after Normal Retirement Age;

                  (2) dies on or after Normal Retirement Age while still working for the Employer;

                  (3) begins to receive payments on or after the Qualified Early Retirement Age; or

                  (4) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement
                           Age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

                  then such benefits will be received under this plan in the form of a QJSA, unless the Participant has elected otherwise during the election period. For this purpose, the election period must begin at least 6 months before the participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

         (B) ELECTION OF EARLY SURVIVOR ANNUITY. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments that would have been made to the spouse under the QJSA if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. For this purpose, the election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

         (C) QUALIFIED EARLY RETIREMENT AGE. The Qualified Early Retirement Age is the latest of:

                  (1) the earliest date, under the plan, on which the Participant may elect to receive retirement benefits,

                  (2) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                  (3) the date the Participant begins participation under the Plan.
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                                   ARTICLE 10
                             REQUIRED DISTRIBUTIONS

This Article provides for the required commencement of distributions upon certain events. In addition, this Article places limitations on the period over which distributions may be made to a Participant or Beneficiary. To the extent the distribution provisions of this Plan, particularly Articles 8 and 9, are inconsistent with the provisions of this Article 10, the provisions of this Article control. Part 13 of the Agreement contains specific elections for applying the rules under this Article 10.

10.1     REQUIRED DISTRIBUTIONS BEFORE DEATH.

         (A) DEFERRED DISTRIBUTIONS. A Participant must be permitted to receive a distribution from the Plan no later than the 60th day after the latest of the close of the Plan Year in which:

                  (1) the Participant attains age 65 (or Normal Retirement Age, if earlier);

                  (2) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

                  (3)      the Participant terminates service with the Employer.

         (B) REQUIRED MINIMUM DISTRIBUTIONS. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date (as defined in Section 10.3(a)) over one of the following periods (or a combination thereof):

                  (1)      the life of the Participant,

                  (2)      the life of the Participant and a Designated
                           Beneficiary,

                  (3) a period certain not extending beyond the Life Expectancy of the Participant, or

                  (4) a period certain not extending beyond the joint and last survivor Life Expectancy of the Participant and a Designated Beneficiary.

                  If the Participant's interest is to be distributed over a period designated under subsection (3) or (4) above, the amount required to be distributed for each calendar year must at least equal the quotient obtained by dividing the Participant's Benefit (as determined under Section 10.3(g)) by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's Designated Beneficiary is not his/her spouse, the minimum distribution incidental benefit factor set forth in Q&A-4 of Prop. Treas. Reg. ss.401(a)(9)-2. Distributions after the death of the Participant shall be determined using the Applicable Life Expectancy as the relevant divisor regardless of the Participant's Designated Beneficiary.

                  The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                  If a Participant receives a distribution in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code ss.401(a)(9) and the regulations thereunder. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must ensure that at least 50% of the Present Value of the amount available for distribution is paid within the life expectancy of the Participant.

10.2     REQUIRED DISTRIBUTIONS AFTER DEATH.

         (A) DISTRIBUTION BEGINNING BEFORE DEATH. If the Participant dies after he/she has begun receiving distributions under Section 10.1(b), the remaining portion of the Participant's vested Account Balance shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (B)      DISTRIBUTION BEGINNING AFTER DEATH. Subject to the rules under
                  Section 8.4(b), if the Participant dies before receiving distributions under Section 10.1(b), distribution of the Participant's entire vested Account Balance shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent an election is made to receive distributions in accordance with subsection (1) or (2) below.

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                  (1)      To the extent any portion of the Participant's vested
                           Account Balance is payable to a Designated
                           Beneficiary, distributions may be made over the life of the Designated Beneficiary or over a period certain not greater than the Life Expectancy of the Designated Beneficiary, provided such distributions begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (2) If the Designated Beneficiary is the Participant's surviving spouse, he/she may delay the distribution under subsection (1) until December 31 of the calendar year in which the Participant would have attained age 70-1/2, if such date is later than the date described in subsection (1).

                  If the Participant has not made an election pursuant to this subsection (b) by the time of his/her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this subsection (b), or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  For purposes of this subsection (b), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this subsection (b), with the exception of subsection (2) above, shall be applied as if the surviving spouse were the Participant.

         (C) TREATMENT OF TRUST BENEFICIARIES AS DESIGNATED BENEFICIARIES. If a trust is properly named as a Beneficiary under the Plan, the beneficiaries of the trust will be treated as the Designated Beneficiaries of the Participant solely for purposes of determining the distribution period under this
                  Article 10 with respect to the trust's interests in the Participant's vested Account Balance. The beneficiaries of a trust will be treated as Designated Beneficiaries for this purpose only if, as of the later of the date the trust is named as a Beneficiary of the Participant or the Participant's Required Beginning Date (and as of all subsequent periods during which the trust is named as a Beneficiary of the Participant), the following requirements are met:

                  (1) the trust is a valid trust under state law, or would be but for the fact there is no corpus;

                  (2) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant;

                  (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interests in the Participant's vested Account Balance are identifiable from the trust instrument; and

                  (4) the Plan Administrator receives the documentation described in Question D-7 of Proposed Treas. Reg. ss.1.401(a)(9)-1, as subsequently amended or finally adopted.

                  If the foregoing requirements are satisfied and the Plan Administrator receives such additional information as it may request, the Plan Administrator may treat such beneficiaries of the trust as Designated Beneficiaries.

         (D) TRUST BENEFICIARY QUALIFYING FOR MARITAL DEDUCTION. If a Beneficiary is a trust (other than an estate marital trust) that is intended to qualify for the federal estate tax marital deduction under Code ss.2056 ("marital trust"), then:

                  (1) in no event will the annual amount distributed from the Plan to the marital trust be less than the greater of:

                           (I) all fiduciary accounting income with respect to such Beneficiary's interest in the Plan, as determined by the trustee of the marital trust, or

                           (II)     the minimum distribution required under this
                                    Article 10;

                  (2) the trustee of the marital trust (or the trustee's legal representative) shall be responsible for calculating the amount to be distributed under subsection (1) above and shall instruct the Plan Administrator in writing to distribute such amount to the marital trust;

                  (3) the trustee of the marital trust may from time to time notify the Plan Administrator in writing to accelerate payment of all or any part of the portion of such Beneficiary's interest that remains to be distributed, and may also notify the Plan Administrator to change the frequency of distributions (but not less often than annually); and

                  (4) the trustee of the marital trust shall be responsible for characterizing the amounts so distributed form the Plan as income or principle under applicable state laws.
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10.3     DEFINITIONS.

         (A) REQUIRED BEGINNING DATE. A Participant's Required Beginning Date is the date designated under subsection (1)(i) or (ii) below, as applicable, unless the Employer elects under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement] to apply the Old-Law Required Beginning Date, as described in subsection (2) below. If the Employer does NOT select the Old-Law Required Beginning Date under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date rules under subsection (1) below apply. (But see Section 10.4 for special rules dealing with operational compliance with the GUST Legislation.)

                  (1) "NEW-LAW" REQUIRED BEGINNING DATE. If the Employer does NOT elect to apply the Old-Law Required Beginning Date under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], a Participant's Required Beginning Date under the Plan is:

                           (I) FOR FIVE-PERCENT OWNERS. April 1 that follows the end of the calendar year in which the Participant attains age 70-1/2.

                           (II) FOR PARTICIPANTS OTHER THAN FIVE-PERCENT OWNERS. April 1 that follows the end of the calendar year in which the later of the following two events occurs:

                                    (A) the Participant attains age 70-1/2 or

                                    (B) the Participant retires.

                           If a Participant is not a Five-Percent Owner for the Plan Year that ends with or within the calendar year in which the Participant attains age 70-1/2, and the Participant has not retired by the end of such calendar year, his/her Required Beginning Date is April 1 that follows the end of the first subsequent calendar year in which the Participant becomes a Five-Percent Owner or retires.

                           A Participant may begin in-service distributions prior to his/her Required Beginning Date only to the extent authorized under Article 10 and Part 9 of the Agreement. However, if this Plan were amended to add the Required Beginning Date rules under this subsection (1), a Participant who attained age 70-1/2 prior to January 1, 1999 (or, if later, January 1 following the date the Plan is first amended to contain the Required Beginning Date rules under this subsection (1)) may receive in-service minimum distributions in accordance with the terms of the Plan in existence prior to such amendment.

                  (2) OLD-LAW REQUIRED BEGINNING DATE. If the Old-Law Required Beginning Date is elected under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date for all Participants will be determined under subsection
                           (1)(i) above, without regard to the rule in subsection (1)(ii). The Required Beginning Date for all Participants under the Plan will be April 1 of the calendar year following attainment of age 70-1/2.

         (B) FIVE-PERCENT OWNER. A Participant is a Five-Percent Owner for purposes of this Section if such Participant is a Five-Percent Owner (as defined in Section 22.88) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 70-1/2. Once distributions have begun to a Five-Percent Owner under this Article, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

         (C) DESIGNATED BENEFICIARY. A Beneficiary designated by the Participant (or the Plan), whose Life Expectancy may be taken into account to calculate minimum distributions, pursuant to Code ss.401(a)(9) and the regulations thereunder.

         (D) APPLICABLE LIFE EXPECTANCY. The determination of the Applicable Life Expectancy depends on whether the term certain method or the recalculation method is being use to adjust the Life Expectancy in each Distribution Calendar Year. The recalculation method may only be used to determine the Life Expectancy of the Participant and/or the Participant's spouse. The recalculation method is not available with respect to a nonspousal Designated Beneficiary.

                  If the Designated Beneficiary is the Participant's spouse, or if the Participant's (or surviving spouse's) single life expectancy is the Applicable Life Expectancy, the term certain method is used unless the recalculation method is elected by the Participant (or by the surviving spouse). If the Designated Beneficiary is not the Participant's spouse, the term certain method is used to determine the Life Expectancy of both the Participant and the Designated Beneficiary, unless the recalculation method is elected by the Participant with respect to his/her Life Expectancy. The term certain method

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                  will always apply for purposes of determining the Applicable
                  Life Expectancy of a nonspousal Designated Beneficiary. An election to recalculate Life Expectancy (or the failure to elect recalculation) shall be irrevocable as of the Participant's Required Beginning Date as to the Participant (or spouse) and shall apply to all subsequent years.

                  If the term certain method is being used, the Life Expectancy determined for the first Distribution Calendar Year is reduced by one for each subsequent Distribution Year. If the recalculation method is used, the following rules apply:

                  (1) If the Life Expectancy is the Participant's (or surviving spouse's) single Life Expectancy, the Applicable Life Expectancy is redetermined for each Distribution Year based on the Participant's (or surviving spouse's) age on his/her birthday which falls in such year.

                  (2) If the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and the Participant's spouse, and the recalculation method is elected with respect to both the Participant and his/her spouse, the Applicable Life Expectancy is redetermined for each Distribution Year based on the ages of the individuals on their birthdays that fall in such year.

                  (3) If the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and the Participant's spouse, and the recalculation method is elected with respect to only one such individual, or if the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and a nonspousal Designated Beneficiary, and the recalculation method is elected with respect to the Participant, the Applicable Life Expectancy is determined in accordance with the procedures outlined in Prop. Treas. Reg. ss.1.401(a)(9)-1, E-8(b), or other applicable guidance.

         (E) LIFE EXPECTANCY. For purposes of determining a Participant's required minimum distribution amount, Life Expectancy and joint and last survivor Life Expectancy are computed using the expected return multiples in Tables V and VI of ss.1.72-9 of the Income Tax Regulations.

         (F) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.2.

         (G) PARTICIPANT'S BENEFIT. For purposes of determining a Participant's required minimum distribution, the Participant's Benefit is determined based on his/her Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the Distribution Calendar Year after the Valuation Date and decreased by distributions made in the Distribution Calendar Year after the Valuation Date.

                  If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

10.4 GUST ELECTIONS. If this Plan is being restated to comply with the GUST Legislation (as defined in Section 22.96), Appendix B-2 of the Agreement permits the Employer to designate how it operated this Plan in compliance with the required minimum distribution rules for years prior to the date the Plan is adopted.

         (A) DISTRIBUTIONS UNDER OLD-LAW REQUIRED BEGINNING DATE RULES. Unless the Employer specifically elects to apply the Old-Law Required Beginning Date rule under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date rules (as described in Section 10.3(a)(1)) apply. However, if prior to the adoption of this Prototype Plan, the terms of the Plan reflected the Old-Law Required Beginning Date rules, minimum distributions for such years are required to be calculated in accordance with that Old-Law Required Beginning Date, except to the extent any operational elections described in subsection (b) or (c) below applied.

         (B) OPTION TO POSTPONE DISTRIBUTIONS. For calendar years beginning after December 31, 1996 and prior to the restatement of this Plan to comply with the GUST changes, the Plan may have permitted Participants (other than Five-Percent Owners) who would otherwise have begun receiving minimum distributions under the terms of the Plan in effect for such years to postpone receiving their minimum distributions until the Required Beginning Date under Section 10.3(a)(1), even though the terms of the Plan (prior to the restatement) did not permit such an election. Appendix B-2.a. of the Agreement permits the Employer to specify the years during which Participants were permitted to postpone receiving minimum distributions under the Plan. Appendix B-2 need not be completed if Participants were not provided the option to

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                  postpone receiving minimum distributions, either because the
                  Plan used the "Old-Law" Required Beginning Date rules or because the Plan made distributions under the "New-Law" Required Beginning Date rules and contained other optional forms of benefit under its general elective distribution provisions that preserved the optional forms of benefit under the "Old Law Required Beginning Date" rules.

         (C) ELECTION TO STOP MINIMUM REQUIRED DISTRIBUTIONS. A Participant (other than a Five-Percent Owner) who began receiving minimum distributions in accordance with the Old-Law Required Beginning Date rules under the Plan prior to the date the Plan was amended to comply with the GUST changes generally must continue to receive such minimum distributions, even if the Participant is still employed with the Employer. However, prior to the restatement of this Plan to comply with the GUST changes, the Plan may have permitted Participants to stop minimum distributions if they had not reached the Required Beginning Date described in Section 10.3(a)(1), even though the terms of the Plan did not permit such an election. Under Appendix B-2.b. of the Agreement, the Employer may designate the year in which Participants were permitted to stop receiving minimum distributions in accordance with this subsection (c). A Participant must recommence minimum distributions as required under the Required Beginning Date rules applicable under this restated Plan.

                  A Participant's election to stop and recommence distributions is subject to the spousal consent requirements under Article 9 (if the Plan is otherwise subject to the Joint and Survivor Annuity requirements) and is subject to the terms of any applicable QDRO. The manner in which the Plan must comply with the spousal consent requirements depends on whether or not the Employer elects under Appendix B-2.c. of the Agreement to have the recommencement of benefits constitute a new Distribution Commencement Date. If the Plan is not otherwise subject to the Joint and Survivor Annuity requirements, Appendix B-2.c. need not be completed.

                  (1) NEW DISTRIBUTION COMMENCEMENT DATE. If the Employer elects under Appendix B-2.c.(1) of the Agreement that recommencement of benefits will create a new Distribution Commencement Date, no spousal consent is required for a Participant to elect to stop distributions, except where such distributions are being paid in the form of a QJSA. Where such distributions are being paid in the form of a QJSA, in order to comply with this subsection (1), the person who was the Participant's spouse on the original Distribution Commencement Date must consent to the election to stop distributions and the spouse's consent must acknowledge the effect of the election. Because there is a new Distribution Commencement Date upon recommencement of benefits, the Plan, in order to satisfy this subsection (1), must comply with all of the requirements of Article 9 upon such recommencement, including payment of a QPSA (as defined in Section 9.4(b)) if the Participant dies before the new Distribution Commencement Date.

                  (2) NO NEW DISTRIBUTION COMMENCEMENT DATE. If the Employer elects under Appendix B-2.c.(2) of the Agreement that recommencement of benefits will not create a new Distribution Commencement Date, no spousal consent is required for the Participant to elect to stop required minimum distributions prior to retirement. In addition, no spousal consent is required when payments recommence to the Participant if:

                           (I) payments recommence to the Participant with the same Beneficiary and in a form of benefit that is the same but for the cessation of distributions;

                           (II) the individual who was the Participant's spouse on the Distribution Commencement Date executed a general consent within the meaning of ss.1.401(a)-20, A-31 of the regulations; or

                           (III) the individual who was the Participant's spouse on the Distribution Commencement Date executed a specific consent to waive a QJSA within the meaning of ss.1.401(a)-20, A-31, and the Participant is not married to that individual when benefits recommence.

                           To qualify under this subsection (2), consent of the individual who was the Participant's spouse on the Distribution Commencement Date is required prior to recommencement of distributions if the Participant chooses to recommence benefits in a different form than the form in which benefits were being distributed prior to the cessation of distributions or with a different Beneficiary. Consent of the Participant's spouse is also required if the original form of distribution was a QJSA (as defined in Section 9.4(a)) or the spouse originally executed a specific consent to waive the QJSA within the meaning of ss.1.401(a)-20, A-31, of the regulations, and the Participant is still married to that individual when benefits recommence.

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10.5     TRANSITIONAL RULE. The minimum distribution requirements in Section
         10.2 do not apply if distribution of the Participant's Account Balance is subject to a TEFRA ss.242(b)(2) election. A TEFRA ss.242(b) election overrides the required minimum distribution rules only if the following requirements are satisfied.

         (A) The distribution by the Plan is one that would not have disqualified the Plan under ss.401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (B) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

         (C) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

         (D) The Participant had accrued a benefit under the Plan as of December 31, 1983.

         (E) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.

If a designation is revoked any subsequent distribution must satisfy the requirements of Code ss.401(a)(9) and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code ss.401(a)(9) and the proposed regulations thereunder, but for the TEFRA ss.242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in ss.1.401(a)(9)-2 of the proposed regulations (or other applicable regulations). Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Questions J-2 and J-3 of ss.1.401(a)(9)-1 of the proposed regulations (or other applicable regulations) shall apply.

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                                   ARTICLE 11
                 PLAN ADMINISTRATION AND SPECIAL OPERATING RULES

This Article describes the duties and responsibilities of the Plan Administrator. In addition, this Article sets forth default QDRO procedures and benefit claims procedures, as well as special operating rules when an Employer is a member of a Related Employer group and when there is a Short Plan Year. Provisions related to Plan accounting and investments are contained in Article 13.

11.1 PLAN ADMINISTRATOR. The Employer is the Plan Administrator, unless the Employer designates in writing another person or persons as the Plan Administrator. The Employer may designate the Plan Administrator by name, by reference to the person or group of persons holding a certain position, by reference to a procedure under which the Plan Administrator is designated, or by reference to a person or group of persons charged with the specific responsibilities of Plan Administrator. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

         (A) ACCEPTANCE OF RESPONSIBILITY BY DESIGNATED PLAN ADMINISTRATOR. If the Employer designates a Plan Administrator other than itself, the designated Plan Administrator must accept its responsibilities in writing. The designated Plan Administrator will serve in a manner and for the time period as agreed upon with the Employer. If more than one person has the responsibility of Plan Administrator, the group shall act by majority vote, but may designate specific persons to act on the Plan Administrator's behalf.

         (B) RESIGNATION OF DESIGNATED PLAN ADMINISTRATOR. A designated Plan Administrator may resign by delivering a written resignation to the Employer. The Employer may remove a designated Plan Administrator by delivering a written notice of removal. If a designated Plan Administrator resigns or is removed, and no new Plan Administrator is designated, the Employer is the Plan Administrator.

         (C) NAMED FIDUCIARY. The Plan Administrator is the Plan's Named Fiduciary, unless the Plan Administrator specifically names another person as Named Fiduciary and the designated person accepts its responsibilities as Named Fiduciary in writing.

11.2 DUTIES AND POWERS OF THE PLAN ADMINISTRATOR. The Plan Administrator will administer the Plan for the exclusive benefit of the Plan Participants and Beneficiaries, and in accordance with the terms of the Plan. To the extent the terms of the Plan are unclear, the Plan Administrator may interpret the Plan, provided such interpretation is consistent with the rules of ERISA and Code ss.401 and is performed in a uniform and nondiscriminatory manner. This right to interpret the Plan is an express grant of discretionary authority to resolve ambiguities in the Plan document and to make discretionary decisions regarding the interpretation of the Plan's terms, including who is eligible to participate under the Plan, and the benefit rights of a Participant or Beneficiary. The Plan Administrator will not be held liable for any interpretation of the Plan terms or decision regarding the application of a Plan provision provided such interpretation or decision is not arbitrary or capricious.

         (A) DELEGATION OF DUTIES AND POWERS. To the extent provided for in an agreement with the Employer, the Plan Administrator may delegate its duties and powers to one or more persons. Such delegation must be in writing and accepted by the person or persons receiving the delegation.

         (B) SPECIFIC DUTIES AND POWERS. The Plan Administrator has the general responsibility to control and manage the operation of the Plan. This responsibility includes, but is not limited to, the following:

                  (1) To construe and enforce the terms of the Plan, including those related to Plan eligibility, vesting and benefits;

                  (2) To develop separate procedures, consistent with the terms of the Plan, to assist in the administration of the Plan, including the adoption of separate or modified loan policy procedures (see Article 14), procedures for direction of investment by Participants (see Section 13.5(c)), procedures for determining whether domestic relations orders are QDROs (see Section 11.5), and procedures for the proper determination of investment earnings to be allocated to Participants' Accounts (see Section 13.4);

                  (3) To communicate with the Trustee and other responsible persons with respect to the crediting of Plan contributions, the disbursement of Plan distributions and other relevant matters;

                  (4) To maintain all necessary records which may be required for tax and other administration purposes;

                  (5) To furnish and to file all appropriate notices, reports and other information to Participants, Beneficiaries, the Employer, the Trustee and government agencies (as necessary);

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                  (6)      To answer questions Participants and Beneficiaries
                           may have relating to the Plan and their benefits;

                  (7) To review and decide on claims for benefits under the Plan;

                  (8) To retain the services of other persons, including Investment Managers, attorneys, consultants, advisers and others, to assist in the administration of the plan;

                  (9) To correct any defect or error in the administration of the Plan;

                  (10) To establish a "funding policy and method" for the Plan for purposes of ensuring the Plan is satisfying its financial objectives and is able to meet its liquidity needs; and

                  (11) To suspend contributions, including Section 401(k) Deferrals and/or Employee After-Tax Contributions, on behalf of any or all Highly Compensated Employees, if the Plan Administrator reasonably believes that such contributions will cause the Plan to discriminate in favor of Highly Compensated Employees. See Sections 17.2(e) and 17.3(e).

11.3 EMPLOYER RESPONSIBILITIES. The Employer will provide in a timely manner all appropriate information necessary for the Plan Administrator to perform its duties. This information includes, but is not limited to, Participant compensation data, Employee employment, service and termination information, and other information the Plan Administrator may require. The Plan Administrator may rely on the accuracy of any information and data provided by the Employer.

         The Employer will provide to the Trustee written notification of the appointment of any person or persons as Plan Administrator, Investment Manager, or other Plan fiduciary, and the names, titles and authorities of any individuals who are authorized to act on behalf of such persons. The Trustee shall be entitled to rely upon such information until it receives written notice of a change in such appointments or authorizations.

11.4 PLAN ADMINISTRATION EXPENSES. All reasonable expenses related to plan administration will be paid from Plan assets, except to the extent the expenses are paid (or reimbursed) by the Employer. For this purpose, Plan expenses include all reasonable costs, charges and expenses incurred by the Trustee in connection with the administration of the Trust (including such reasonable compensation to the Trustee as may be agreed upon from time to time between the Employer or Plan Administrator and the Trustee and any fees for legal services rendered to the Trustee). All reasonable additional administrative expenses incurred to effect investment elections made by Participants and Beneficiaries under Section 13.5(c) shall be paid from the Trust and, as elected by the Plan Administrator, shall either be charged (in accordance with such reasonable nondiscriminatory rules as the Plan Administrator deems appropriate under the circumstances) to the Account of the individual making such election or treated as a general expense of the Trust. All transaction-related expenses incurred to effect a specific investment for an individually-directed Account (such as brokerage commissions and other transfer expenses) shall, as elected by the Plan Administrator, either be paid from or otherwise charged directly to the Account of the individual providing such direction or treated as a general Trust expense. In addition, unless specifically prohibited under statute, regulation or other guidance of general applicability, the Plan Administrator may charge to the Account of an individual Participant a reasonable charge to offset the cost of making a distribution to the Participant, Beneficiary, or Alternate Payee. If liquid assets of the Trust are insufficient to cover the fees of the Trustee or the Plan Administrator, then Trust assets shall be liquidated to the extent necessary for such fees. In the event any part of the Trust becomes subject to tax, all taxes incurred will be paid from the Trust.

11.5     QUALIFIED DOMESTIC RELATIONS ORDERS (QDROS).

         (A) IN GENERAL. The Plan Administrator must develop written procedures for determining whether a domestic relations order is a QDRO and for administering distributions under a QDRO. For this purpose, the Plan Administrator may use the default QDRO procedures set forth in subsection (h) below or may develop separate QDRO procedures.

         (B) QUALIFIED DOMESTIC RELATIONS ORDER (QDRO). A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee's right to receive, or assigns to an Alternate Payee the right to receive, all or a portion of the benefits payable with respect to a Participant under the Plan. (See Code ss.414(p).) The QDRO must contain certain information and meet other requirements described in this
                  Section 11.5.

         (C) RECOGNITION AS A QDRO. To be recognized as a QDRO, an order must be a "domestic relations order" that relates to the provision of child support, alimony payments, or marital property rights for the benefit of an Alternate Payee. The Plan Administrator is not required to determine whether the court or agency issuing the domestic relations order had jurisdiction to issue an order, whether state law is correctly applied in the order, whether service was properly made on the parties, or whether an individual identified in an order as an Alternate Payee is a proper Alternate Payee under state law.

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                  (1)      DOMESTIC RELATIONS ORDER. A domestic relations order
                           is a judgment, decree, or order (including the approval of a property settlement) that is made pursuant to state domestic relations law (including community property law).

                  (2) ALTERNATE PAYEE. An Alternate Payee must be a spouse, former spouse, child, or other dependent of a Participant.

         (D) CONTENTS OF QDRO. A QDRO must contain the following information:

                  (1) the name and last known mailing address of the Participant and each Alternate Payee;

                  (2)      the name of each plan to which the order applies;

                  (3) the dollar amount or percentage (or the method of determining the amount or percentage) of the benefit to be paid to the Alternate Payee; and

                  (4) the number of payments or time period to which the order applies.

         (E)      IMPERMISSIBLE QDRO PROVISIONS.

                  (1) The order must not require the Plan to provide an Alternate Payee or Participant with any type or form of benefit, or any option, not otherwise provided under the Plan;

                  (2) The order must not require the Plan to provide for increased benefits (determined on the basis of actuarial value);

                  (3) The order must not require the Plan to pay benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a QDRO; and

                  (4) The order must not require the Plan to pay benefits to an Alternate Payee in the form of a Qualified Joint and Survivor Annuity for the lives of the Alternate Payee and his or her subsequent spouse.

         (F) IMMEDIATE DISTRIBUTION TO ALTERNATE PAYEE. Even if a Participant is not eligible to receive an immediate distribution from the Plan, an Alternate Payee may receive a QDRO benefit immediately in a lump sum, provided such distribution is consistent with the QDRO provisions.

         (G) NO FEE FOR QDRO DETERMINATION. The Plan Administrator shall not condition the making of a QDRO determination on the payment of a fee by a Participant or an Alternate Payee (either directly or as a charge against the Participant's Account).

         (H) DEFAULT QDRO PROCEDURE. If the Plan Administrator chooses this default QDRO procedure or if the Plan Administrator does not establish a separate QDRO procedure, this Section 11.5(h) will apply as the procedure the Plan Administrator will use to determine whether a domestic relations order is a QDRO. This default QDRO procedure incorporates the requirements set forth under Sections 11.5(a) through (g).

                  (1) ACCESS TO INFORMATION. The Plan Administrator will provide access to Plan and Participant benefit information sufficient for a prospective Alternate Payee to prepare a QDRO. Such information might include the summary plan description, other relevant plan documents, and a statement of the Participant's benefit entitlements. The disclosure of this information is conditioned on the prospective Alternate Payee providing to the Plan Administrator information sufficient to reasonably establish that the disclosure request is being made in connection with a domestic relations order.

                  (2) NOTIFICATIONS TO PARTICIPANT AND ALTERNATE PAYEE. The Plan Administrator will promptly notify the affected Participant and each Alternate Payee named in the domestic relations order of the receipt of the order. The Plan Administrator will send the notification to the address included in the domestic relations order. Along with the notification, the Plan Administrator will provide a copy of the Plan's procedures for determining whether a domestic relations order is a QDRO.

                  (3) ALTERNATE PAYEE REPRESENTATIVE. The prospective Alternate Payee may designate a representative to receive copies of notices and Plan information that are sent to the Alternate Payee with respect to the domestic relations order.

                  (4) EVALUATION OF DOMESTIC RELATIONS ORDER. Within a reasonable period of time, the Plan Administrator will evaluate the domestic relations order to determine whether it is a QDRO. A reasonable period will depend on the specific circumstances. The domestic relations order must contain the information described in Section 11.5(c). If the order is only deficient in a minor respect, the Plan Administrator may supplement information in the order from information within the Plan Administrator's control or through communication with the prospective Alternate Payee.

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                           (I)      SEPARATE ACCOUNTING. Upon receipt of a
                                    domestic relations order, the Plan
                                    Administrator will separately account for and preserve the amounts that would be payable to an Alternate Payee until a determination is made with respect to the status of the order. During the period in which the status of the order is being determined, the Plan Administrator will take whatever steps are necessary to ensure that amounts that would be payable to the Alternate Payee, if the order were a QDRO, are not distributed to the Participant or any other person. The separate accounting requirement may be satisfied, at the Plan Administrator's discretion, by a segregation of the assets that are subject to separate accounting.

                           (II) SEPARATE ACCOUNTING UNTIL THE END OF "18 MONTH PERIOD." The Plan Administrator will continue to separately account for amounts that are payable under the QDRO until the end of an "18-month period." The "18-month period" will begin on the first date following the Plan's receipt of the order upon which a payment would be required to be made to an Alternate Payee under the order. If, within the "18-month period," the Plan Administrator determines that the order is a QDRO, the Plan Administrator must pay the Alternate Payee in accordance with the terms of the QDRO. If, however, the Plan Administrator determines within the "18-month period" that the order is not a QDRO, or if the status of the order is not resolved by the end of the "18-month period," the Plan Administrator may pay out the amounts otherwise payable under the order to the person or persons who would have been entitled to such amounts if there had been no order. If the order is later determined to be a QDRO, the order will apply only prospectively; that is, the Alternate Payee will be entitled only to amounts payable under the order after the subsequent determination.

                           (III) PRELIMINARY REVIEW. The Plan Administrator will perform a preliminary review of the domestic relations order to determine if it is a QDRO. If this preliminary review indicates the order is deficient in some manner, the Plan Administrator will allow the parties to attempt to correct any deficiency before issuing a final decision on the domestic relations order. The ability to correct is limited to a reasonable period of time.

                           (IV) NOTIFICATION OF DETERMINATION. The Plan Administrator will notify in writing the Participant and each Alternate Payee of the Plan Administrator's decision as to whether a domestic relations order is a QDRO. In the case of a determination that an order is not a QDRO, the written notice will contain the following information:

                                    (A)     references to the Plan provisions on
                                            which the Plan Administrator based
                                            its decision;

                                    (B)     an explanation of any time limits
                                            that apply to rights available to
                                            the parties under the Plan (such as
                                            the duration of any protective
                                            actions the Plan Administrator will
                                            take); and

                                    (C)     a description of any additional
                                            material, information, or
                                            modifications necessary for the
                                            order to be a QDRO and an
                                            explanation of why such material,
                                            information, or modifications are
                                            necessary.

                           (V) TREATMENT OF ALTERNATE PAYEE. If an order is accepted as a QDRO, the Plan Administrator will act in accordance with the terms of the QDRO as if it were a part of the Plan. An Alternate Payee will be considered a Beneficiary under the Plan and be afforded the same rights as a Beneficiary. The Plan Administrator will provide any appropriate disclosure information relating to the Plan to the Alternate Payee.

11.6 CLAIMS PROCEDURE. Unless the Plan uses the default claims procedure under subsection (e) below, the Plan Administrator shall establish a procedure for benefit claims consistent with the requirements of ERISA Reg. ss.2560.503-1. The Plan Administrator is authorized to conduct an examination of the relevant facts to determine the merits of a Participant's or Beneficiary's claim for Plan benefits. The claims procedure must incorporate the following guidelines:

         (A) FILING A CLAIM. The claims procedure will set forth a reasonable means for a Participant or Beneficiary to file a claim for benefits under the Plan.

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         (B)      NOTIFICATION OF PLAN ADMINISTRATOR'S DECISION. The Plan
                  Administrator must provide a claimant with written notification of the Plan Administrator's decision relating to a claim within a reasonable period of time (not more than 90 days unless special circumstances require an extension to process the claim) after the claim was filed. If the claim is denied, the notification must set forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

         (C) REVIEW PROCEDURE. The claims procedure will provide a claimant a reasonable opportunity to have a full and fair review of a denied claim. Such procedure shall allow a review upon a written application, for the claimant to review pertinent documents, and to allow the claimant to submit written comments to the Plan Administrator. The procedure may establish a limited period (not less than 60 days after the claimant receives written notification of the denial of the claim) for the claimant to request a review of the claim denial.

         (D) DECISION ON REVIEW. If a claimant requests a review, the Plan Administrator must respond promptly to the request. Unless special circumstances exist (such as the need for a hearing), the Plan Administrator must respond in writing within 60 days of the date the claimant submitted the review application. The response must explain the Plan Administrator's decision on review.

         (E) DEFAULT CLAIMS PROCEDURE. If the Plan Administrator chooses this default claims procedure or if the Plan Administrator does not establish a separate claims procedure, the following will apply.

                  (1) A person may submit to the Plan Administrator a written claim for benefits under the Plan. The claim shall be submitted on a form provided by the Plan Administrator.

                  (2) The Plan Administrator will evaluate the claim to determine if benefits are payable to the Participant or Beneficiary under the terms of the Plan. The Plan Administrator may solicit additional information from the claimant if necessary to evaluate the claim.

                  (3) If the Plan Administrator determines the claim is valid, the Participant or Beneficiary will receive in writing from the Plan Administrator a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

                  (4) If the Plan Administrator denies all or any portion of the claim, the claimant will receive, within 90 days after receipt of the claim form, a written explanation setting forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

                  (5) The claimant has 60 days from the date the claimant received the denial of claim to appeal the adverse decision of the Plan Administrator. The claimant may review pertinent documents and submit written comments to the Plan Administrator. The Plan Administrator will submit all relevant documentation to the Employer. The Employer may hold a hearing or seek additional information from the claimant and the Plan Administrator.

                  (6) Within 60 days (or such longer period due to the circumstances) of the request for review, the Employer will render a written decision on the claimant's appeal. The Employer shall explain the decision, in terms that are understandable to the claimant and by specific references to the Plan document provisions.

11.7 OPERATIONAL RULES FOR SHORT PLAN YEARS. The following operational rules apply if the Plan has a Short Plan Year. A Short Plan Year is any Plan Year that is less than a 12-month period, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year.

         (A) If the Plan is amended to create a Short Plan Year, and an Eligibility Computation Period or Vesting Computation Period is based on the Plan Year, the applicable computation period begins on the first day of the Short Plan Year, but such period ends on the day which is 12 months from the first day of such Short Plan Year. Thus, the computation period that begins on the first day of the Short Plan Year overlaps with the computation period that starts on the first day of the next Plan Year. This rule applies only to an Employee who has at least one Hour of Service during the Short Plan Year.

                  If a Plan has an initial Short Plan Year, the rule in the above paragraph applies only for purposes of determining an Employee's Vesting Computation Period and only if the Employer elects under Part 6, #20.a. of the Agreement [Part 6, #38.a. of the 401(k) Agreement] to exclude service earned prior to the adoption of the Plan. For eligibility and vesting (where service prior to the adoption of the Plan is not ignored), if the Eligibility Computation Period or Vesting Computation

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                  Period is based on the Plan Year, the applicable computation period will be determined on the basis of the Plan's normal Plan Year, without regard to the initial short Plan Year.

         (B) If Employer Contributions are allocated for a Short Plan Year, any allocation condition under Part 4 of the Agreement that requires an Eligible Participant to complete a specified number of Hours of Service to receive an allocation of such Employer Contributions will not be prorated as a result of such Short Plan Year unless otherwise specified in Part 4 of the Agreement.

         (C) If the Permitted Disparity Method is used to allocate any Employer Contributions made for a Short Plan Year, the Integration Level will be prorated to reflect the number of months (or partial months) included in the Short Plan Year.

         (D) The Compensation Dollar Limitation, as defined in Section 22.32, will be prorated to reflect the number of months (or partial months) included in the Short Plan Year unless the compensation used for such Short Plan Year is a period of 12 months.

         In all other respects, the Plan shall be operated for the Short Plan Year in the same manner as for a 12-month Plan Year, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the operation of the Plan for a Short Plan Year, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

11.8 OPERATIONAL RULES FOR RELATED EMPLOYER GROUPS. If an Employer has one or more Related Employers, the Employer and such Related Employer(s) constitute a Related Employer group. In such case, the following rules apply to the operation of the Plan.

         (A) If the term "Employer" is used in the context of administrative functions necessary to the operation, establishment, maintenance, or termination of the Plan, only the Employer executing the Signature Page of the Agreement, and any Co-Sponsor of the Plan, is treated as the Employer.

         (B) Hours of Service are determined by treating all members of the Related Employer group as the Employer.

         (C) The term Excluded Employee is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

         (D) Compensation is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

         (E) An Employee is not treated as separated from service or terminated from employment if the Employee is employed by any member of the Related Employer group.

         (F) The Annual Additions Limitation described in Article 7 and the Top-Heavy Plan rules described in Article 16 are applied by treating all members of the Related Employer group as the Employer.

         In all other contexts, the term "Employer" generally means a reference to all members of the Related Employer group, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the treatment of the Related Employer group as the Employer, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

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                                   ARTICLE 12
                                TRUST PROVISIONS

This Article sets forth the creation of the Plan's Trust (or, in the case of an amendment of the Plan, the amended terms of the Trust) and the duties and responsibilities of the Trustee under the Plan. By executing the Trustee Declaration under the Agreement, the Trustee agrees to be bound by the duties, responsibilities and liabilities imposed on the Trustee under the Plan and to act in accordance with the terms of this Plan. The Employer may act as Trustee under the Plan by executing the Trustee Declaration.

12.1 CREATION OF TRUST. By adopting this Plan, the Employer creates a Trust to hold the assets of the Plan (or, in the event that this Plan document represents an amendment of the Plan, the Employer hereby amends the terms of the Trust maintained in connection with the Plan). The Trustee is the owner of the Plan assets held by the Trust. The Trustee is to hold the Plan assets for the exclusive benefit of Plan Participants and Beneficiaries. Plan Participants and Beneficiaries do not have ownership interests in the assets held by the Trust.

12.2 TRUSTEE. The Trustee identified in the Trustee Declaration under the Agreement shall act either as a Discretionary Trustee or as a Directed Trustee, as identified under the Agreement.

         (A) DISCRETIONARY TRUSTEE. A Trustee is a Discretionary Trustee to the extent the Trustee has exclusive authority and discretion with respect to the investment, management or control of Plan assets. Notwithstanding a Trustee's designation as a Discretionary Trustee, a Trustee's discretion is limited, and the Trustee shall be considered a Directed Trustee, to the extent the Trustee is subject to the direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, or a Named Fiduciary under an agreement between the Plan Administrator and the Trustee. A Trustee also is considered a Directed Trustee to the extent the Trustee is subject to investment direction of Plan Participants. (See
                  Section 13.5(c) for a discussion of the Trustee's responsibilities with regard to Participant-directed investments.)

         (B) DIRECTED TRUSTEE. A Trustee is a Directed Trustee with respect to the investment of Plan assets to the extent the Trustee is subject to the direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, a Named Fiduciary, or Plan Participant. To the extent the Trustee is a Directed Trustee, the Trustee does not have any discretionary authority with respect to the investment of Plan assets. In addition, the Trustee is not responsible for the propriety of any directed investment made pursuant to this Section and shall not be required to consult or advise the Employer regarding the investment quality of any directed investment held under the Plan.

                  The Trustee shall be advised in writing regarding the retention of investment powers by the Employer or the appointment of an Investment Manager or other Named Fiduciary with power to direct the investment of Plan assets. Any such delegation of investment powers will remain in force until such delegation is revoked or amended in writing. The Employer is deemed to have retained investment powers under this subsection to the extent the Employer directs the investment of Participant Accounts for which affirmative investment direction has not been received pursuant to Section 13.5(c).

                  The Employer is a Named Fiduciary for investment purposes if the Employer directs investments pursuant to this subsection. Any investment direction shall be made in writing by the Employer, Investment Manager, or Named Fiduciary, as applicable. A Directed Trustee must act solely in accordance with the direction of the Plan Administrator, the Employer, any employees or agents of the Employer, a properly appointed Investment Manager or other fiduciary of the Plan, a Named Fiduciary, or Plan Participants. (See Section 13.5(c) for a discussion of the Trustee's responsibilities with regard to Participant directed investments.)

                  The Employer may direct the Trustee to invest in any media in which the Trustee may invest, as described in Section 12.4. However, the Employer may not borrow from the Trust or pledge any of the assets of the Trust as security for a loan to itself; buy property or assets from or sell property or assets to the Trust; charge any fee for services rendered to the Trust; or receive any services from the Trust on a preferential basis.

12.3 TRUSTEE'S RESPONSIBILITIES REGARDING ADMINISTRATION OF TRUST. This Section outlines the Trustee's powers, rights and duties under the Plan with respect to the administration of the investments held in the Plan. The Trustee's administrative duties are limited to those described in this Section 12.3; the Employer is responsible for any other administrative duties required under the Plan or by applicable law.

         (A) The Trustee will receive all contributions made under the terms of the Plan. The Trustee is not obligated in any manner to ensure that such contributions are correct in amount or that such contributions comply with the terms of the Plan, the Code or ERISA. In addition, the Trustee is under no obligation to request that the Employer make contributions to the Plan. The Trustee is not liable for the manner in which such amounts are deposited or the allocation between Participant's Accounts, to the extent the Trustee follows the written direction of the Plan Administrator or Employer.

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         (B)      The Trustee will make distributions from the Trust in
                  accordance with the written directions of the Plan Administrator or other authorized representative. To the extent the Trustee follows such written direction, the Trustee is not obligated in any manner to ensure a distribution complies with the terms of the Plan, that a Participant or Beneficiary is entitled to such a distribution, or that the amount distributed is proper under the terms of the Plan. If there is a dispute as to a payment from the Trust, the Trustee may decline to make payment of such amounts until the proper payment of such amounts is determined by a court of competent jurisdiction, or the Trustee has been indemnified to its satisfaction.

         (C) The Trustee may employ agents, attorneys, accountants and other third parties to provide counsel on behalf of the Plan, where the Trustee deems advisable. The Trustee may reimburse such persons from the Trust for reasonable expenses and compensation incurred as a result of such employment. The Trustee shall not be liable for the actions of such persons, provided the Trustee acted prudently in the employment and retention of such persons. In addition, the Trustee will not be liable for any actions taken as a result of good faith reliance on the advice of such persons.

12.4 TRUSTEE'S RESPONSIBILITY REGARDING INVESTMENT OF PLAN ASSETS. In addition to the powers, rights and duties enumerated under this Section, the Trustee has whatever powers are necessary to carry out its duties in a prudent manner. The Trustee's powers, rights and duties may be supplemented or limited by a separate trust agreement, investment policy, funding agreement, or other binding document entered into between the Trustee and the Plan Administrator which designates the Trustee's responsibilities with respect to the Plan. A separate trust agreement must be consistent with the terms of this Plan and must comply with all qualification requirements under the Code and regulations. To the extent the exercise of any power, right or duty is subject to discretion, such exercise by a Directed Trustee must be made at the direction of the Plan Administrator, the Employer, an Investment Manager, a Named Fiduciary, or Plan Participant.

         (A) The Trustee shall be responsible for the safekeeping of the assets of the Trust in accordance with the provisions of this Plan.

         (B) The Trustee may invest, manage and control the Plan assets in a manner that is consistent with the Plan's funding policy and investment objectives. The Trustee may invest in any investment, as authorized under Section 13.5, which the Trustee deems advisable and prudent, subject to the proper written direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, a Named Fiduciary or a Plan Participant. The Trustee is not liable for the investment of Plan assets to the extent the Trustee is following the proper direction of the Plan Administrator, the Employer, a Participant, an Investment Manager, or other person or persons duly appointed by the Employer to provide investment direction. In addition, the Trustee does not guarantee the Trust in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust to meet and discharge any or all liabilities of the Plan.

         (C) The Trustee may retain such portion of the Plan assets in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon.

         (D) The Trustee may collect and receive any and all moneys and other property due the Plan and to settle, compromise, or submit to arbitration any claims, debts, or damages with respect to the Plan, and to commence or defend on behalf of the Plan any lawsuit, or other legal or administrative proceedings.

         (E) The Trustee may hold any securities or other property in the name of the Trustee or in the name of the Trustee's nominee, and may hold any investments in bearer form, provided the books and records of the Trustee at all times show such investment to be part of the Trust.

         (F) The Trustee may exercise any of the powers of an individual owner with respect to stocks, bonds, securities or other property, including the right to vote upon such stocks, bonds or securities; to give general or special proxies or powers of attorney; to exercise or sell any conversion privileges, subscription rights, or other options; to participate in corporate reorganizations, mergers, consolidations, or other changes affecting corporate securities (including those in which it or its affiliates are interested as Trustee); and to make any incidental payments in connection with such stocks, bonds, securities or other property. Unless specifically agreed upon in writing between the Trustee and the Employer, the Trustee shall not have the power or responsibility to vote proxies with respect to any securities of the Employer or a Related Employer or with respect to any Plan assets that are subject to the investment direction of the Employer or for which the power to manage, acquire, or dispose of such Plan assets has been delegated by the Employer to one or more Investment Managers or Named Fiduciaries in accordance with ERISA ss.403. With respect to the voting of Employer securities, or in the event of any tender or other offer with respect to shares of Employer securities held in the Trust, the Trustee will follow the direction of the Employer or other responsible fiduciary or, to the extent voting and similar rights have been passed through to Participants, of each Participant with respect to shares allocated to his/her Account.

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         (G)      The Trustee may borrow or raise money on behalf of the Plan in such amount, and upon such terms and conditions, as the Trustee deems advisable. The Trustee may issue a promissory note as Trustee to secure the repayment of such amounts and may pledge all, or any part, of the Trust as security.

         (H) The Trustee, upon the written direction of the Plan Administrator, is authorized to enter into a transfer agreement with the Trustee of another qualified retirement plan and to accept a transfer of assets from such retirement plan on behalf of any Employee of the Employer. The Trustee is also authorized, upon the written direction of the Plan Administrator, to transfer some or all of a Participant's vested Account Balance to another qualified retirement plan on behalf of such Participant. A transfer agreement entered into by the Trustee does not affect the Plan's status as a Prototype Plan.

         (I) The Trustee is authorized to execute, acknowledge and deliver all documents of transfer and conveyance, receipts, releases, and any other instruments that the Trustee deems necessary or appropriate to carry out its powers, rights and duties hereunder.

         (J) If the Employer maintains more than one Plan, the assets of such Plans may be commingled for investment purposes. The Trustee must separately account for the assets of each Plan. A commingling of assets, as described in this paragraph, does not cause the Trusts maintained with respect to the Employer's Plans to be treated as a single Trust, except as provided in a separate document authorized in the first paragraph of this
                  Section 12.4.

         (K) The Trustee is authorized to invest Plan assets in a common/collective trust fund, or in a group trust fund that satisfies the requirements of IRS Revenue Ruling 81-100. All of the terms and provisions of any such common/collective trust fund or group trust into which Plan assets are invested are incorporated by reference into the provisions of the Trust for this Plan.

         (L) If the Trustee is a bank or similar financial institution, the Trustee is authorized to invest in any type of deposit of the Trustee (including its own money market fund) at a reasonable rate of interest.

         (M) The Trustee must be bonded as required by applicable law. The bonding requirements shall not apply to a bank, insurance company, or similar financial institution that satisfies the requirements of ss.412(a)(2) of ERISA.

12.5 MORE THAN ONE PERSON AS TRUSTEE. If the Plan has more than one person acting as Trustee, the Trustees may allocate the Trustee responsibilities by mutual agreement and Trustee decisions will be made by a majority vote (unless otherwise agreed to by the Trustees) or as otherwise provided in a separate trust agreement or other binding document.

12.6 ANNUAL VALUATION. The Plan assets will be valued at least on an annual basis. The Employer may designate more frequent valuation dates under
         Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement]. Notwithstanding any election under Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement], the Trustee and Plan Administrator may agree to value the Trust on a more frequent basis, and/or to perform an interim valuation of the Trust pursuant to
         Section 13.2(a).

12.7 REPORTING TO PLAN ADMINISTRATOR AND EMPLOYER. Within ninety (90) days following the end of each Plan Year, and within ninety (90) days following its removal or resignation, the Trustee will file with the Employer an accounting of its administration of the Trust from the date of its last accounting. The accounting will include a statement of cash receipts, disbursements and other transactions effected by the Trustee since the date of its last accounting, and such further information as the Trustee and/or Employer deems appropriate. Upon receipt of such information, the Employer must promptly notify the Trustee of its approval or disapproval of the information. If the Employer does not provide a written disapproval within ninety (90) days following the receipt of the information, including a written description of the items in question, the Trustee is forever released and discharged from any liability with respect to all matters reflected in such information. The Trustee shall have sixty (60) days following its receipt of a written disapproval from the Employer to provide the Employer with a written explanation of the terms in question. If the Employer again disapproves of the accounting, the Trustee may file its accounting with a court of competent jurisdiction for audit and adjudication.

         All assets contained in the Trust accounting will be shown at their fair market value as of the end of the Plan Year or as of the date of resignation or removal. The value of marketable investments shall be determined using the most recent price quoted on a national securities exchange or over-the-counter market. The value of non-marketable securities shall, except as provided otherwise herein, be determined in the sole judgment of the Trustee, which determination shall be binding and conclusive. The value of investments in securities or obligations of the Employer in which there is no market will be determined by an independent appraiser at least once annually and the Trustee shall have no responsibility with respect to the valuation of such assets.

12.8 REASONABLE COMPENSATION. The Trustee shall be paid reasonable compensation in an amount agreed upon by the Plan Administrator and Trustee. The Trustee also will be reimbursed for any reasonable expenses or fees incurred in its function as Trustee. An individual


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         Trustee who is already receiving full-time pay as an Employee of the
         Employer may not receive any additional compensation for services as Trustee. The Plan will pay the reasonable compensation and expenses incurred by the Trustee, pursuant to Section 11.4, unless the Employer pays such compensation and expenses. Any compensation or expense paid directly by the Employer to the Trustee is not an Employer Contribution to the Plan.

12.9 RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may resign at any time by delivering to the Employer a written notice of resignation at least thirty (30) days prior to the effective date of such resignation, unless the Employer consents in writing to a shorter notice period. The Employer may remove the Trustee at any time, with or without cause, by delivering written notice to the Trustee at least 30 days prior to the effective date of such removal. The Employer may remove the Trustee upon a shorter written notice period if the Employer reasonably determines such shorter period is necessary to protect Plan assets. Upon the resignation, removal, death or incapacity of a Trustee, the Employer may appoint a successor Trustee which, upon accepting such appointment, will have all the powers, rights and duties conferred upon the preceding Trustee. In the event there is a period of time following the effective date of a Trustee's removal or resignation before a successor Trustee is appointed, the Employer is deemed to be the Trustee. During such period, the Trust continues to be in existence and legally enforceable, and the assets of the Plan shall continue to be protected by the provisions of the Trust.

12.10 INDEMNIFICATION OF TRUSTEE. Except to the extent that it is judicially determined that the Trustee has acted with gross negligence or willful misconduct, the Employer shall indemnify the Trustee (whether or not the Trustee has resigned or been removed) against any liabilities, losses, damages, and expenses, including attorney, accountant, and other advisory fees, incurred as a result of:

         (A) any action of the Trustee taken in good faith in accordance with any information, instruction, direction, or opinion given to the Trustee by the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or legal counsel of the Employer, or any person or entity appointed by any of them and authorized to give any information, instruction, direction, or opinion to the Trustee;

         (B) the failure of the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or any person or entity appointed by any of them to make timely disclosure to the Trustee of information which any of them or any appointee knows or should know if it acted in a reasonably prudent manner; or

         (C) any breach of fiduciary duty by the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or any person or entity appointed by any of them, other than such a breach which is caused by any failure of the Trustee to perform its duties under this Trust.

         The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this instrument or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee shall rest solely with the Employer.

         The Employer agrees that the Trustee shall have no liability with regard to the investment or management of illiquid Plan assets transferred from a prior Trustee, and shall have no responsibility for investments made before the transfer of Plan assets to it, or for the viability or prudence of any investment made by a prior Trustee, including those represented by assets now transferred to the custody of the Trustee, or for any dealings whatsoever with respect to Plan assets before the transfer of such assets to the Trustee. The Employer shall indemnify and hold the Trustee harmless for any and all claims, actions or causes of action for loss or damage, or any liability whatsoever relating to the assets of the Plan transferred to the Trustee by any prior Trustee of the Plan, including any liability arising out of or related to any act or event, including prohibited transactions, occurring prior to the date the Trustee accepts such assets, including all claims, actions, causes of action, loss, damage, or any liability whatsoever arising out of or related to that act or event, although that claim, action, cause of action, loss, damage, or liability may not be asserted, may not have accrued, or may not have been made known until after the date the Trustee accepts the Plan assets. Such indemnification shall extend to all applicable periods, including periods for which the Plan is retroactively restated to comply with any tax law or regulation.

12.11 APPOINTMENT OF CUSTODIAN. The Plan Administrator may appoint a Custodian to hold all or any portion of the Plan assets. A Custodian has the same powers, rights and duties as a Directed Trustee. The Custodian will be protected from any liability with respect to actions taken pursuant to the direction of the Trustee, Plan Administrator, the Employer, an Investment Manager, a Named Fiduciary or other third party with authority to provide direction to the Custodian.


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                                   ARTICLE 13
                         PLAN ACCOUNTING AND INVESTMENTS

This Article contains the procedures for valuing Participant Accounts and allocating net income and loss to such Accounts. Part 12 of the Agreement permits the Employer to document its administrative procedures with respect to the valuation of Participant Accounts. Alternatively, the Plan Administrator may adopt separate investment procedures regarding the valuation and investment of Participant Accounts.

13.1 PARTICIPANT ACCOUNTS. The Plan Administrator will establish and maintain a separate Account for each Participant to reflect the Participant's entire interest under the Plan. To the extent applicable, the Plan Administrator may establish and maintain for a Participant any (or all) of the following separate sub-Accounts: Employer Contribution Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Contribution Account, and Transfer Account. The Plan Administrator also may establish and maintain other sub-Accounts as it deems appropriate.

13.2 VALUE OF PARTICIPANT ACCOUNTS. The value of a Participant's Account consists of the fair market value of the Participant's share of the Trust assets. A Participant's share of the Trust assets is determined as of each Valuation Date under the Plan.

         (A) PERIODIC VALUATION. The Trustee must value Plan assets at least annually. The Employer may elect under Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement] or may elect operationally to value assets more frequently than annually. The Plan Administrator may request the Trustee to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.

         (B)      DAILY VALUATION. If the Employer elects daily valuation under
                  Part 12, #44 of the Agreement [Part 12, #62 of the 401(k) Agreement] or, if in operation, the Employer elects to have the Plan daily valued, the Plan Administrator may adopt reasonable procedures for performing such valuations. Unless otherwise set forth in the written procedures, a daily valued Plan will have its assets valued at the end of each business day during which the New York Stock Exchange is open. The Plan Administrator has authority to interpret the provisions of this Plan in the context of a daily valuation procedure. This includes, but is not limited to, the determination of the value of the Participant's Account for purposes of Participant loans, distribution and consent rights, and corrective distributions under Article 17.

13.3 ADJUSTMENTS TO PARTICIPANT ACCOUNTS. As of each Valuation Date under the Plan, each Participant's Account is adjusted in the following manner.

         (A) DISTRIBUTIONS AND FORFEITURES FROM A PARTICIPANT'S ACCOUNT. A Participant's Account will be reduced by any distributions and forfeitures from the Account since the previous Valuation Date.

         (B) LIFE INSURANCE PREMIUMS AND DIVIDENDS. A Participant's Account will be reduced by the amount of any life insurance premium payments made for the benefit of the Participant since the previous Valuation Date. The Account will be credited with any dividends or credits paid on any life insurance policy held by the Trust for the benefit of the Participant.

         (C) CONTRIBUTIONS AND FORFEITURES ALLOCATED TO A PARTICIPANT'S ACCOUNT. A Participant's Account will be credited with any contribution or forfeiture allocated to the Participant since the previous Valuation Date.

         (D) NET INCOME OR LOSS. A Participant's Account will be adjusted for any net income or loss in accordance with the provisions under Section 13.4.

13.4 PROCEDURES FOR DETERMINING NET INCOME OR LOSS. The Plan Administrator may establish any reasonable procedures for determining net income or loss under Section 13.3(d). Such procedures may be reflected in a funding agreement governing the applicable investments under the Plan.

         (A) NET INCOME OR LOSS ATTRIBUTABLE TO GENERAL TRUST ACCOUNT. To the extent a Participant's Account is invested as part of a General Trust Account, such Account is adjusted for its allocable share of net income or loss experienced by the General Trust Account using the Balance Forward Method. Under the Balance Forward Method, the net income or loss of the General Trust Account is allocated to the Participant Accounts that are invested in the General Trust Account, in the ratio that each Participant's Account bears to all Accounts, based on the value of each Participant's Account as of the prior Valuation Date, reduced for the adjustments described in
                  Section 13.3(a) and 13.3(b) above.

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                  (1)      INCLUSION OF CERTAIN CONTRIBUTIONS. In applying the
                           Balance Forward Method for allocating net income or loss, the Employer may elect under Part 12, #45.b.(3) of the Agreement [Part 12, #63.b.(3) of the 401(k) Agreement] or under separate administrative procedures to adjust each Participant's Account Balance (as of the prior Valuation Date) for the following contributions made since the prior Valuation Date (the "valuation period") which were not reflected in the Participant's Account on such prior Valuation Date: (1) Section 401(k) Deferrals and Employee After-Tax Contributions that are contributed during the valuation period pursuant to the Participant's contribution election, (2) Employer Contributions (including Employer Matching Contributions) that are contributed during the valuation period and allocated to a Participant's Account during the valuation period, and (3) Rollover Contributions.

                  (2) METHODS OF VALUING CONTRIBUTIONS MADE DURING VALUATION PERIOD. In determining Participants' Account Balances as of the prior Valuation Date, the Employer may elect to apply a weighted average method that credits each Participant's Account with a portion of the contributions based on the portion of the valuation period for which such contributions were invested, or an adjusted percentage method, that increases each Participant's Account by a specified percentage of such contributions. The Employer may designate under Part 12, #45.b.(3)(c) of the Agreement [Part 12, #63.b.(3)(c) of the 401(k) Agreement] to apply the special allocation rules to only particular types of contributions or may designate any other reasonable method for allocating net income and loss under the Plan.

                           (I) WEIGHTED AVERAGE METHOD. The Employer may elect under Part 12, #45.b.(3)(a) of the Agreement [Part 12, #63.b.(3)(a) of the 401(k) Agreement] or under separate administrative procedures to apply a weighted average method in determining net income or loss. Under the weighted average method, a Participant's Account Balance as of the prior Valuation Date is adjusted to take into account a portion of the contributions made during the valuation period so that the Participant may receive an allocation of net income or loss for the portion of the valuation period during which such contributions were invested under the Plan. The amount of the adjustment to a Participant's Account Balance is determined by multiplying the contributions made to the Participant's Account during the valuation period by a fraction, the numerator of which is the number of months during the valuation period that such contributions were invested under the Plan and the denominator is the total number of months in the valuation period. The Plan's investment procedures may designate the specific type(s) of contributions eligible for a weighted allocation of net income or loss and may designate alternative methods for determining the weighted allocation, including the use of a uniform weighting period other than months.

                           (II) ADJUSTED PERCENTAGE METHOD. The Employer may elect under Part 12, #45.b.(3)(b) of the Agreement [Part 12, #63.b.(3)(b) of the 401(k) Agreement] or under separate investment procedures to apply an adjusted percentage method of allocating net income or loss. Under the adjusted percentage method, a Participant's Account Balance as of the prior Valuation Date is increased by a percentage of the contributions made to the Participant's Account during the valuation period. The Plan's investment procedures may designate the specific type(s) of contributions eligible for an adjusted percentage allocation and may designate alternative procedures for determining the amount of the adjusted percentage allocation.

         (B) NET INCOME OR LOSS ATTRIBUTABLE TO A DIRECTED ACCOUNT. If the Participant (or Beneficiary) is entitled to direct the investment of all or part of his/her Account (see Section 13.5(c)), the Account (or the portion of the Account which is subject to such direction) will be maintained as a Directed Account, which reflects the value of the directed investments as of any Valuation Date. The assets held in a Directed Account may be (but are not required to be) segregated from the other investments held in the Trust. Net income or loss attributable to the investments made by a Directed Account is allocated to such Account in a manner that reasonably reflects the investment experience of such Directed Account. Where a Directed Account reflects segregated investments, the manner of allocating net income or loss shall not result in a Participant (or Beneficiary) being entitled to distribution from the Directed Account that exceeds the value of such Account as of the date of distribution.

         (C) SHARE OR UNIT ACCOUNTING. The Plan's investment procedures may provide for share or unit accounting to reflect the value of Accounts, if such method is appropriate for the investments allocable to such Accounts.

         (D) SUSPENSE ACCOUNTS. The Plan's investment procedures also may provide for special valuation procedures for suspense accounts that are properly established under the Plan.

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13.5     INVESTMENTS UNDER THE PLAN.

         (A) INVESTMENT OPTIONS. The Trustee or other person(s) responsible for the investment of Plan assets is authorized to invest Plan assets in any prudent investment consistent with the funding policy of the Plan and the requirements of ERISA. Investment options include, but are not limited to, the following: common and preferred stock or other equity securities (including stock bought and sold on margin); Qualifying Employer Securities and Qualifying Employer Real Property (to the extent permitted under subsection (b) below), corporate bonds; open-end or closed-end mutual funds (including funds for which the Prototype Sponsor, Trustee, or their affiliates serve as investment advisor or in any other capacity); money market accounts; certificates of deposit; debentures; commercial paper; put and call options; limited partnerships; mortgages; U.S. Government obligations, including U.S. Treasury notes and bonds; real and personal property having a ready market; life insurance or annuity policies; commodities; savings accounts; notes; and securities issued by the Trustee and/or its affiliates, as permitted by law. Plan assets may also be invested in a common/collective trust fund, or in a group trust fund that satisfies the requirements of IRS Revenue Ruling 81-100. All of the terms and provisions of any such common/collective trust fund or group trust into which Plan assets are invested are incorporated by reference into the provisions of the Trust for this Plan. No portion of any voluntary, tax deductible Employee contributions being held under the Plan (or any earnings thereon) may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible.

         (B) LIMITATIONS ON THE INVESTMENT IN QUALIFYING EMPLOYER SECURITIES AND QUALIFYING EMPLOYER REAL PROPERTY. The Trustee may invest in Qualifying Employer Securities and Qualifying Employer Real Property up to certain limits. Any such investment shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment. Additional directives regarding the purchase, sale, retention or valuing of such securities may be addressed in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets. In any conflicts between the Plan document and a separate investment trust agreement, the Plan document shall prevail.

                  (1) MONEY PURCHASE PLAN. In the case of a money purchase plan, no more than 10% of the fair market value of Plan assets may be invested in Qualifying Employer Securities and Qualifying Employer Real Property.

                  (2) PROFIT SHARING PLAN OTHER THAN A 401(K) PLAN. In the case of a profit sharing plan other than a 401(k) plan, no limit applies to the percentage of Plan assets invested in Qualifying Employer Securities and Qualifying Employer Real Property, except as provided in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets.

                  (3) 401(K) PLAN. For Plan Years beginning after December 31, 1998, with respect to the portion of the Plan consisting of amounts attributable to Section 401(k) Deferrals, no more than 10% of the fair market value of Plan assets attributable to Section 401(k) Deferrals may be invested in Qualifying Employer Securities and Qualifying Employer Real Property if the Employer, the Trustee, or a person other than the Participant requires any portion of the Section 401(k) Deferrals and attributable earnings to be invested in Qualifying Employer Securities or Qualifying Employer Real Property.

                           (I) EXCEPTIONS TO LIMITATION. The limitation in this subsection (3) shall not apply if any one of the conditions in subsections (A),
                                    (B) or (C) applies.

                                    (A)     Investment of Section 401(k)
                                            Deferrals in Qualifying Employer
                                            Securities or Qualifying Real
                                            Property is solely at the discretion
                                            of the Participant.

                                    (B)     As of the last day of the preceding
                                            Plan Year, the fair market value of
                                            assets of all profit sharing plans
                                            and 401(k) plans of the Employer was
                                            not more than 10% of the fair market
                                            value of all assets under plans
                                            maintained by the Employer.

                                    (C)     The portion of a Participant's
                                            Section 401(k) Deferrals required to
                                            be invested in Qualifying Employer
                                            Securities and Qualifying Employer
                                            Real Property for the Plan Year does
                                            not exceed 1% of such Participant's
                                            Included Compensation.

                           (II) PLAN YEARS BEGINNING PRIOR TO JANUARY 1, 1999. For Plan Years beginning before January 1, 1999, the limitations in this subsection (3) do not apply and a 401(k) plan is treated like any other profit sharing plan.

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                           (III)    NO APPLICATION TO OTHER CONTRIBUTIONS. The
                                    limitation in this subsection (3) has no application to Employer Matching Contributions or Employer Nonelective Contributions. Instead, the rules under subsection (2) above apply for such contributions.

         (C) PARTICIPANT DIRECTION OF INVESTMENTS. If the Plan (by election in Part 12, #43 of the Agreement [Part 12, #61 of the 401(k) Agreement] or by the Plan Administrator's administrative election) permits Participant direction of investments, the Plan Administrator must adopt investment procedures for such direction. The investment procedures should set forth the permissible investment options available for Participant direction, the timing and frequency of investment changes, and any other procedures or limitations applicable to Participant direction of investment. In no case may Participants direct that investments be made in collectibles, other than U.S. Government or State issued gold and silver coins. The investment procedures adopted by the Plan Administrator are incorporated by reference into the Plan. If Participant investment direction is limited to specific investment options (such as designated mutual funds or common or collective trust funds), it shall be the sole and exclusive responsibility of the Employer or Plan Administrator to select the investment options, and the Trustee shall not be responsible for selecting or monitoring such investment options, unless the Trustee has otherwise agreed in writing.

                  The Employer may elect under Part 12, #43.b.(1) of the Agreement [Part 12, #61.b.(1) of the 401(k) Agreement] or under the separate investment procedures to limit Participant direction of investment to specific types of contributions. The investment procedures adopted by the Plan Administrator may (but need not) allow Beneficiaries under the Plan to direct investments. (See Section 13.4(b) for rules regarding allocation of net income or loss to a Directed Account.)

                  If Participant direction of investments is permitted, the Employer will designate how accounts will be invested in the absence of proper affirmative direction from the Participant. Except as otherwise provided in this Plan, neither the Trustee, the Employer, nor any other fiduciary of the Plan will be liable to the Participant or Beneficiary for any loss resulting from action taken at the direction of the Participant.

                  (1) TRUSTEE TO FOLLOW PARTICIPANT DIRECTION. To the extent the Plan allows Participant direction of investment, the Trustee is authorized to follow the Participant's written direction (or other form of direction deemed acceptable by the Trustee). A Directed Account will be established for the portion of the Participant's Account that is subject to Participant direction of investment. The Trustee may decline to follow a Participant's investment direction to the extent such direction would: (i) result in a prohibited transaction; (ii) cause the assets of the Plan to be maintained outside the jurisdiction of the U.S. courts; (iii) jeopardize the Plan's tax qualification; (iv) be contrary to the Plan's governing documents; (v) cause the assets to be invested in collectibles within the meaning of Code ss.408(m); (vi) generate unrelated business taxable income; or (vii) result (or could result) in a loss exceeding the value of the Participant's Account. The Trustee will not be responsible for any loss or expense resulting from a failure to follow a Participant's direction in accordance with the requirements of this paragraph.

                           Participant directions will be processed as soon as administratively practicable following receipt of such directions by the Trustee. The Trustee, Plan Administrator, or Employer will not be liable for a delay in the processing of a Participant direction that is caused by a legitimate business reason (including, but not limited to, a failure of computer systems or programs, failure in the means of data transmission, the failure to timely receive values or prices, or other unforeseen problems outside of the control of the Trustee, Plan Administrator, or Employer).

                  (2) ERISA SS.404(C) PROTECTION. If the Plan (by Employer election under Part 12, #43.b.(2) of the Agreement [Part 12, #61.b.(2) of the 401(k ) Agreement] or pursuant to the Plan's investment procedures) is intended to comply with ERISA ss.404(c), the Participant investment direction program adopted by the Plan Administrator should comply with applicable Department of Labor regulations. Compliance with ERISA ss.404(c) is not required for plan qualification purposes. The following information is provided solely as guidance to assist the Plan Administrator in meeting the requirements of ERISA ss.404(c). Failure to meet any of the following safe harbor requirements does not impose any liability on the Plan Administrator (or any other fiduciary under the Plan) for investment decisions made by Participants, nor does it mean that the Plan does not comply with ERISA ss.404(c). Nothing in this Plan shall impose any greater duties upon the Trustee with respect to the implementation of ERISA ss.404(c) than those duties expressly provided for in procedures adopted by the Employer and agreed to by the Trustee.

                           (I)      DISCLOSURE REQUIREMENTS. The Plan
                                    Administrator (or other Plan fiduciary who has agreed to perform this activity) shall provide, or shall cause a person designated to act on his behalf to provide, the following information to Participants:

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                                    (A)     MANDATORY DISCLOSURES. To satisfy
                                            the requirements of ERISA ss.404(c),
                                            the Participants must receive
                                            certain mandatory disclosures,
                                            including (I) an explanation that
                                            the Plan is intended to be an ERISA
                                            ss.404(c) plan; (II) a description
                                            of the investment options under the
                                            Plan; (III) the identity of any
                                            designated Investment Managers that
                                            may be selected by the Participant;
                                            (IV) any restrictions on investment
                                            selection or transfers among
                                            investment vehicles; (V) an
                                            explanation of the fees and expenses
                                            that may be charged in connection
                                            with the investment transactions;
                                            (VI) the materials relating to
                                            voting rights or other rights
                                            incidental to the holding of an
                                            investment; (VII) the most recent
                                            prospectus for an investment option
                                            which is subject to the Securities
                                            Act of 1933.

                                    (B)     DISCLOSURES UPON REQUEST. In
                                            addition, a Participant must be able
                                            to receive upon request (I) the
                                            current value of the Participant's
                                            interest in an investment option;
                                            (II) the value and investment
                                            performance of investment
                                            alternatives available under the
                                            Plan; (III) the annual operating
                                            expenses of a designated investment
                                            alternative; and (IV) copies of any
                                            prospectuses, or other material,
                                            relating to available investment
                                            options.

                           (II)     DIVERSIFIED INVESTMENT OPTIONS. The
                                    investment procedure must provide at least three diversified investment options that offer a broad range of investment opportunity. Each of the investment opportunities must have materially different risk and return characteristics. The procedure may allow investment under a segregated brokerage account.

                           (III) FREQUENCY OF INVESTMENT INSTRUCTIONS. The investment procedure must provide the Participant with the opportunity to give investment instructions as frequently as is appropriate to the volatility of the investment. For each investment option, the frequency can be no less than quarterly.


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                                   ARTICLE 14
                                PARTICIPANT LOANS

This Article contains rules for providing loans to Participants under the Plan. This Article applies if: (1) the Employer elects under Part 12 of the Agreement to provide loans to Participants or (2) if Part 12 does not specify whether Participant loans are available, the Plan Administrator decides to implement a Participant loan program. Any Participant loans will be made pursuant to the default loan policy prescribed by this Article 14 unless the Plan Administrator adopts a separate written loan policy or modifies the default loan policy in this Article 14 by adopting modified loan provisions. If the Employer adopts a separate written loan policy or written modifications to the default loan program in this Article, the terms of such loan policy or written modifications will control over the terms of this Plan with respect to the administration of any Participant loans.

14.1 DEFAULT LOAN POLICY. Loans are available under this Article only if such loans:

         (A) are available to Participants on a reasonably equivalent basis (see Section 14.3);

         (B) are not available to Highly Compensated Employees in an amount greater than the amount that is available to other Participants;

         (C) bear a reasonable rate of interest (as determined under Section 14.4) and are adequately secured (as determined under
                  Section 14.5);

         (D) provide for periodic repayment within a specified period of time (as determined under Section 14.6); and

         (E) do not exceed, for any Participant, the amount designated under Section 14.7.

         A separate written loan policy may not modify the requirements under subsections (a) through (e) above, except as permitted in the referenced Sections of this Article.

14.2 ADMINISTRATION OF LOAN PROGRAM. A Participant loan is available under this Article only if the Participant makes a request for such a loan in accordance with the provisions of this Article or in accordance with a separate written loan policy. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Balance used for security on the loan. Except as provided in a separate loan policy or in a written modification to the default loan policy in this Article, any reference under this Article 14 to a Participant means a Participant or Beneficiary who is a party in interest (as defined in ERISA ss.3(14)).

         In the case of a restated Plan, if any provision of this Article 14 is more restrictive than the terms of the Plan (or a separate written loan policy) in effect prior to the adoption of this Prototype Plan, such provision shall apply only to loans finalized after the adoption of this Prototype Plan, even if the restated Effective Date indicated in the Agreement predates the adoption of the Plan.

14.3 AVAILABILITY OF PARTICIPANT LOANS. Participant loans must be made available to Participants in a reasonably equivalent manner. The Plan Administrator may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A separate written loan policy or written modification to this loan policy may prescribe different rules for determining creditworthiness and to what extent creditworthiness must be determined.

         No Participant loan will be made to any Shareholder-Employee or Owner-Employee unless a prohibited transaction exemption for such loan is obtained from the Department of Labor or the prohibition against loans to such individuals is formally withdrawn by statute or by action of the Treasury or the Department of Labor. The prohibition against loans to Shareholder-Employees and Owner-Employees outlined in this paragraph may not be modified by a separate written loan policy.

14.4 REASONABLE INTEREST RATE. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Plan Administrator will determine a reasonable rate of interest by reviewing the interest rates charged by a sample of third party lenders in the same geographical region as the Employer. The Plan Administrator must periodically review its interest rate assumptions to ensure the interest rate charged on Participant loans is reasonable. A separate written loan policy or written modifications to this loan policy may prescribe an alternative means of establishing a reasonable interest rate.

14.5 ADEQUATE SECURITY. All Participant loans must be adequately secured. The Participant's vested Account Balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's

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         vested Account Balance, determined immediately after the origination of each loan, and if applicable, the spousal consent requirements described in Section 14.9 have been satisfied. The Plan Administrator (with the consent of the Trustee) may require a Participant to provide additional collateral to receive a Participant loan if the Plan Administrator determines such additional collateral is required to protect the interests of Plan Participants. A separate loan policy or written modifications to this loan policy may prescribe alternative rules for obtaining adequate security. However, the 50% rule in this paragraph may not be replaced with a greater percentage.

14.6 PERIODIC REPAYMENT. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan, unless the loan is for the purchase of the Participant's principal residence, in which case the loan must be payable within a reasonable time commensurate with the repayment period permitted by commercial lenders for similar loans. Loan repayments must be made through payroll withholding, except to the extent the Plan Administrator determines payroll withholding is not practical given the level of a Participant's wages, the frequency with which the Participant is paid, or other circumstances.

         (A) UNPAID LEAVE OF ABSENCE. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be reamortized over the remaining period of such loan to make up for the missed payments. The reamortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

         (B) MILITARY LEAVE. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code ss.414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave.

         A separate loan policy or written modification to this loan policy may
         (1) modify the time period for repaying Participant loans, provided Participant loans are required to be repaid over a period that is not longer than the periods described in this Section; (2) specify the frequency of Participant loan repayments, provided the payments are required at least quarterly; (3) modify the requirement that loans be repaid through payroll withholding; or (4) modify or eliminate the leave of absence and/or military leave rules under this Section.

14.7 LOAN LIMITATIONS. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

         (A) $50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the Plan as of the date such loan is made) or

         (B) one-half (1/2) of the Participant's vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

         A Participant may not receive a Participant loan of less than $1,000 nor may a Participant have more than one Participant loan outstanding at any time. A Participant may renegotiate a loan without violating the one outstanding loan requirement to the extent such renegotiated loan is a new loan (i.e., the renegotiated loan separately satisfies the reasonable interest rate requirement under Section 14.4, the adequate security requirement under Section 14.5, and the periodic repayment requirement under Section 14.6). and the renegotiated loan does not exceed the limitations under (a) or (b) above, treating both the replaced loan and the renegotiated loan as outstanding at the same time. However, if the term of the renegotiated loan does not end later than the original term of the replaced loan, the replaced loan may be ignored in applying the limitations under (a) and (b) above.

         In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this Section.

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         A separate written loan policy or written modifications to this loan policy may (1) modify the limitations on the amount of a Participant loan; (2) modify or eliminate the minimum loan amount requirement; (3) permit a Participant to have more than one loan outstanding at a time;
         (4) prescribe limitations on the purposes for which loans may be required; or (5) prescribe rules for reamortization, consolidation, renegotiation, or refinancing of loans.

14.8 SEGREGATED INVESTMENT. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. The Plan Administrator may adopt separate administrative procedures for determining which type or types of contributions (and the amount of each type of contribution) may be used to provide the Participant loan. If the Plan Administrator does not adopt procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

         Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. A Participant loan will not violate the requirements of this default loan policy merely because the Plan Administrator does not permit the Participant to designate the contributions or funds from which the Participant loan will be made. Each payment of principal and interest paid by a Participant on his/her Participant loan shall be credited proportionately to such Participant's Account(s) and to the investment funds within such Account(s).

         A separate loan policy or written modifications to this loan policy may modify the rules of this Section without limitation, including prescribing different rules for determining the source of a loan with respect to contribution types and investment funds.

14.9 SPOUSAL CONSENT. If this Plan is subject to the Joint and Survivor Annuity requirements under Article 9, a Participant may not use his/her Account Balance as security for a Participant loan unless the Participant's spouse, if any, consents to the use of such Account Balance as security for the loan. The spousal consent must be made within the 90-day period ending on the date the Participant's Account Balance is to be used as security for the loan. Spousal consent is not required, however, if the value of the Participant's total vested Account Balance (as determined under Section 8.3(e)) does not exceed $5,000 ($3,500 for loans made before the time the $5,000 rules becomes effective under Section 8.3). If the Plan is not subject to the Joint and Survivor Annuity requirements under Article 9, a spouse's consent is not required to use a Participant's Account Balance as security for a Participant loan, regardless of the value of the Participant's Account Balance.

         Any spousal consent required under this Section must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Any such consent to use the Participant's Account Balance as security for a Participant loan is binding with respect to the consenting spouse and with respect to any subsequent spouse as it applies to such loan. A new spousal consent will be required if the Account Balance is subsequently used as security for a renegotiation, extension, renewal, or other revision of the loan. A new spousal consent also will be required only if any portion of the Participant's Account Balance will be used as security for a subsequent Participant loan.

         A separate loan policy or written modifications to this loan policy may not eliminate the spousal consent requirement where it would be required under this Section, but may impose spousal consent requirements that are not prescribed by this Section.

14.10 PROCEDURES FOR LOAN DEFAULT. A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the calendar quarter following the calendar quarter in which the missed payment was due.

         If a Participant defaults on a Participant loan, the Plan may not offset the Participant's Account Balance until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Balance which will be offset and such amount being offset is available as security on the loan, pursuant to Section 14.5. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default (determined without regard to the consent requirements under Articles 8 and 9, so long as spousal consent was properly obtained at the time of the loan, if required under Section 14.9). The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

         Pending the offset of a Participant's Account Balance following a defaulted loan, the following rules apply to the amount in default.

         (A) Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

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         (B)      A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

         (C) The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

         A separate loan policy or written modifications to this loan policy may modify the procedures for determining a loan default.

14.11    TERMINATION OF EMPLOYMENT.

         (A) OFFSET OF OUTSTANDING LOAN. A Participant loan becomes due and payable in full immediately upon the Participant's termination of employment. Upon a Participant's termination, the Participant may repay the entire outstanding balance of the loan (including any accrued interest) within a reasonable period following termination of employment. If the Participant does not repay the entire outstanding loan balance, the Participant's vested Account Balance will be reduced by the remaining outstanding balance of the loan (without regard to the consent requirements under Articles 8 and 9, so long as spousal consent was properly obtained at the time of the loan, if required under Section 14.9), to the extent such Account Balance is available as security on the loan, pursuant to
                  Section 14.5, and the remaining vested Account Balance will be distributed in accordance with the distribution provisions under Article 8. If the outstanding loan balance of a deceased Participant is not repaid, the outstanding loan balance shall be treated as a distribution to the Participant and shall reduce the death benefit amount payable to the Beneficiary under Section 8.4.

         (B) DIRECT ROLLOVER. Upon termination of employment, a Participant may request a Direct Rollover of the loan note (provided the distribution is an Eligible Rollover Distribution as defined in Section 8.8(a)) to another qualified plan which agrees to accept a Direct Rollover of the loan note. A Participant may not engage in a Direct Rollover of a loan to the extent the Participant has already received a deemed distribution with respect to such loan. (See the rules regarding deemed distributions upon a loan default under Section 14.10.)

         (C) MODIFIED LOAN POLICY. A separate loan policy or written modifications to this loan policy may modify this Section 14.11, including, but not limited to: (1) a provision to permit loan repayments to continue beyond termination of employment; (2) to prohibit the Direct Rollover of a loan note; and (3) to provide for other events that may accelerate the Participant's repayment obligation under the loan.

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                                   ARTICLE 15
                          INVESTMENT IN LIFE INSURANCE


This Article provides special rules for Plans that permit investment in life insurance on the life of the Participant, the Participant's spouse, or other family members. The Employer may elect in Part 12 of the Agreement to permit life insurance investments in the Plan, or life insurance investments may be permitted, prohibited, or restricted under the Plan through separate investment procedures or a separate funding policy. If the Plan prohibits investments in life insurance, this Article does not apply.

15.1 INVESTMENT IN LIFE INSURANCE. A group or individual life insurance policy purchased by the Plan may be issued on the life of a Participant, a Participant's spouse, a Participant's child or children, a family member of the Participant, or any other individual with an insurable interest. If this Plan is a money purchase plan, a life insurance policy may only be issued on the life of the Participant. A life insurance policy includes any type of policy, including a second-to-die policy, provided that the holding of a particular type of policy is not prohibited under rules applicable to qualified plans.

         Any premiums on life insurance held for the benefit of a Participant will be charged against such Participant's vested Account Balance. Unless directed otherwise, the Plan Administrator will reduce each of the Participant's Accounts under the Plan equally to pay premiums on life insurance held for such Participant's benefit. Any premiums paid for life insurance policies must satisfy the incidental life insurance rules under Section 15.2.

15.2 INCIDENTAL LIFE INSURANCE RULES. Any life insurance purchased under the Plan must meet the following requirements:

         (A) ORDINARY LIFE INSURANCE POLICIES. The aggregate premiums paid for ordinary life insurance policies (i.e., policies with both nondecreasing death benefits and nonincreasing premiums) for the benefit of a Participant shall not at any time exceed 49% of the aggregate amount of Employer Contributions (including
                  Section 401(k) Deferrals) and forfeitures that have been allocated to the Account of such Participant.

         (B) LIFE INSURANCE POLICIES OTHER THAN ORDINARY LIFE. The aggregate premiums paid for term, universal or other life insurance policies (other than ordinary life insurance policies) for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including Section 401(k) Deferrals) and forfeitures that have been allocated to the Account of such Participant.

         (C) COMBINATION OF ORDINARY AND OTHER LIFE INSURANCE POLICIES. The sum of one-half (1/2) of the aggregate premiums paid for ordinary life insurance policies plus all the aggregate premiums paid for any other life insurance policies for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including
                  Section 401(k) Deferrals) and forfeitures which have been allocated to the Account of such Participant.

         (D) EXCEPTION FOR CERTAIN PROFIT SHARING AND 401(K) PLANS. If the Plan is a profit sharing plan or a 401(k) plan, the limitations in this Section do not apply to the extent life insurance premiums are paid only with Employer Contributions and forfeitures that have been accumulated in the Participant's Account for at least two years or are paid with respect to a Participant who has been an Eligible Participant for at least five years. For purposes of applying this special limitation, Employer Contributions do not include any Section 401(k) Deferrals, QMACs, QNECs or Safe-Harbor Contributions under a 401(k) plan.

         (E) EXCEPTION FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS. The Plan Administrator also may invest, with the Participant's consent, any portion of the Participant's Employee After-Tax Contribution Account or Rollover Contribution Account in a group or individual life insurance policy for the benefit of such Participant, without regard to the incidental life insurance rules under this Section.

15.3 OWNERSHIP OF LIFE INSURANCE POLICIES. The Trustee is the owner of any life insurance policies purchased under the Plan in accordance with the provisions of this Article 15. Any life insurance policy purchased under the Plan must designate the Trustee as owner and beneficiary under the policy. The Trustee will pay all proceeds of any life insurance policies to the Beneficiary of the Participant for whom such policy is held in accordance with the distribution provisions under
         Article 8 and the Joint and Survivor Annuity requirements under Article
         9. In no event shall the Trustee retain any part of the proceeds from any life insurance policies for the benefit of the Plan.

15.4 EVIDENCE OF INSURABILITY. Prior to purchasing a life insurance policy, the Plan Administrator may require the individual whose life is being insured to provide evidence of insurability, such as a physical examination, as may be required by the Insurer.

15.5 DISTRIBUTION OF INSURANCE POLICIES. Life insurance policies under the Plan, which are held on behalf of a Participant, must be distributed to the Participant or converted to cash upon the later of the Participant's Distribution Commencement Date (as defined in Section 22.56) or termination of employment. Any life insurance policies that are held on behalf of a terminated Participant must continue to satisfy the incidental life insurance rules under Section 15.2. If a life

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         insurance policy is purchased on behalf of an individual other than the
         Participant, and such individual dies, the Participant may withdraw any or all life insurance proceeds from the Plan, to the extent such proceeds exceed the cash value of the life insurance policy determined immediately before the death of the insured individual.

15.6 DISCONTINUANCE OF INSURANCE POLICIES. Investments in life insurance may be discontinued at any time, either at the direction of the Trustee or other fiduciary responsible for making investment decisions. If the Plan provides for Participant direction of investments, life insurance as an investment option may be eliminated at any time by the Plan Administrator. Where life insurance investment options are being discontinued, the Plan Administrator, in its sole discretion, may offer the sale of the insurance policies to the Participant, or to another person, provided that the prohibited transaction exemption requirements prescribed by the Department of Labor are satisfied.

15.7 PROTECTION OF INSURER. An Insurer that issues a life insurance policy under the terms of this Article, shall not be responsible for the validity of this Plan and shall be protected and held harmless for any actions taken or not taken by the Trustee or any actions taken in accordance with written directions from the Trustee or the Employer (or any duly authorized representatives of the Trustee or Employer). An Insurer shall have no obligation to determine the propriety of any premium payments or to guarantee the proper application of any payments made by the insurance company to the Trustee.

         The Insurer is not and shall not be considered a party to this Agreement and is not a fiduciary with respect to the Plan solely as a result of the issuance of life insurance policies under this Article 15.

15.8 NO RESPONSIBILITY FOR ACT OF INSURER. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for the validity of the provisions under a life insurance policy issued under this Article 15 or for the failure or refusal by the Insurer to provide benefits under such policy. The Employer, the Plan Administrator and the Trustee are also not responsible for any action or failure to act by the Insurer or any other person which results in the delay of a payment under the life insurance policy or which renders the policy invalid or unenforceable in whole or in part.


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                                   ARTICLE 16
                           TOP-HEAVY PLAN REQUIREMENTS


This Article contains the rules for determining whether the Plan is a Top-Heavy Plan and the consequences of having a Top-Heavy Plan. Part 6 of the Agreement provides for elections relating to the vesting schedule for a Top-Heavy Plan.
Part 13 of the Agreement allows the Employer to elect to satisfy the Top-Heavy Plan allocation requirements under another plan.

16.1 IN GENERAL. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article 16 will supersede any conflicting provisions in the Plan or Agreement. However, this Article 16 will no longer apply if Code ss.416 is repealed.

16.2     TOP-HEAVY PLAN CONSEQUENCES.

         (A) MINIMUM ALLOCATION FOR NON-KEY EMPLOYEES. If the Plan is a Top-Heavy Plan for any Plan Year, except as otherwise provided in subsections (4) and (5) below, the Employer Contributions and forfeitures allocated for the Plan Year on behalf of any Eligible Participant who is a Non-Key Employee must not be less than a minimum percentage of the Participant's Total Compensation (as defined in Section 16.3(i)). If any Non-Key Employee who is entitled to receive a top-heavy minimum contribution pursuant to this Section 16.2(a) fails to receive an appropriate allocation, the Employer will make an additional contribution on behalf of such Non-Key Employee to satisfy the requirements of this Section. The Employer may elect under Part 4 of the Agreement [Part 4C of the 401(k) Agreement] to make the top-heavy contribution to all Eligible Participants. If the Employer elects under the Agreement to provide the top-heavy minimum contribution to all Eligible Participants, the Employer also will make an additional contribution on behalf of any Key Employee who is an Eligible Participant and who did not receive an allocation equal to the top-heavy minimum contribution.

                  (1) DETERMINING THE MINIMUM PERCENTAGE. The minimum percentage that must be allocated under subsection
                           (a) above is the lesser of: (i) three (3) percent of Total Compensation for the Plan Year or (ii) the highest contribution rate for any Key Employee for the Plan Year. The highest contribution rate for a Key Employee is determined by taking into account the total Employer Contributions and forfeitures allocated to each Key Employee for the Plan Year, as a percentage of the Key Employee's Total Compensation. A Key Employee's contribution rate includes Section 401(k) Deferrals made by the Key Employee for the Plan Year (except as provided by regulation or statute). If this Plan is aggregated with a Defined Benefit Plan to satisfy the requirements of Code ss.401(a)(4) or Code ss.410(b), the minimum percentage iS three (3) percent, without regard to the highest Key Employee contribution rate. See subsection (5) below if the Employer maintains more than one plan.

                  (2) DETERMINING WHETHER THE NON-KEY EMPLOYEE'S ALLOCATION SATISFIES THE MINIMUM percentage. To determine if a Non-Key Employee's allocation of Employer Contributions and forfeitures is at least equal to the minimum percentage, the Employee's Section 401(k) Deferrals for the Plan Year are disregarded. In addition, Matching Contributions allocated to the Employee's Account for the Plan Year are disregarded, unless: (i) the Plan Administrator elects to take all or a portion of the Matching Contributions into account, or (ii) Matching Contributions are taken into account by statute or regulation. The rule in
                           (i) does not apply unless the Matching Contributions so taken into account could satisfy the nondiscrimination testing requirements under Code ss.401(a)(4) if tested separately. Any Employer Matching Contributions used to satisfy the Top-Heavy Plan minimum allocation may not be used in the ACP Test (as defined in Section 17.3), except to the extent permitted under statute, regulation or other guidance of general applicability.

                  (3) CERTAIN ALLOCATION CONDITIONS INAPPLICABLE. The Top-Heavy Plan minimum allocation shall be made even though, under other Plan provisions, the Non-Key Employee would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                           (I) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),

                           (II) the Participant's failure to make Employee After-Tax Contributions to the Plan, or

                           (III) Total Compensation is less than a stated amount.

                           The minimum allocation also is determined without regard to any Social Security contribution or whether an Eligible Participant fails to make Section 401(k) Deferrals for a Plan Year in which the Plan includes a 401(k) feature.

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                  (4)      PARTICIPANTS NOT EMPLOYED ON THE LAST DAY OF THE PLAN
                           YEAR. The minimum allocation requirement described in this subsection (a) does not apply to an Eligible Participant who was not employed by the Employer on the last day of the applicable Plan Year.

                  (5) PARTICIPATION IN MORE THAN ONE TOP-HEAVY PLAN. The minimum allocation requirement described in this subsection (a) does not apply to an Eligible Participant who is covered under another plan maintained by the Employer if, pursuant to Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement], the other Plan will satisfy the minimum allocation requirement.

                           (I) MORE THAN ONE DEFINED CONTRIBUTION PLANS. If the Employer maintains more than one top-heavy Defined Contribution Plan (including Paired Plans), the Employer may designate in Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement] which plan will provide the top-heavy minimum contribution to Non-Key Employees. Alternatively, under Part 13, #54.a.(3) of the Agreement [Part 13, #72.a.(3) of the 401(k) Agreement], the Employer may designate another means of complying with the top-heavy requirements. If Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement] is not completed and the Employer maintains more than one Defined Contribution Plan, the Employer will be deemed to have selected this Plan under Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement] as the Plan under which the top-heavy minimum contribution will be provided.

                                    If an Employee is entitled to a top-heavy minimum contribution but has not satisfied the minimum age and/or service requirements under the Plan designated to provide the top-heavy minimum contribution, the Employee may receive a top-heavy minimum contribution under the designated Plan. Thus, for example, if the Employer maintains both a 401(k) plan and a non-401(k) plan, a Non-Key Employee who has not satisfied the minimum age and service conditions under Part 1, #5 of the non-401(k) plan Agreement is eligible for a top-heavy minimum allocation under the non-401(k) plan (if so provided under Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement]) if such Employee has satisfied the eligibility conditions for making Section 401(k) Deferrals under the 401(k) plan. The provision of a top-heavy minimum contribution under this paragraph will not cause the Plan to fail the minimum coverage or nondiscrimination rules. The Employer may designate an alternative method of providing the top-heavy minimum contribution to such Employees under Part 13, #54.a.(3) of the Agreement [Part 13, #72.a.(3) of the 401(k) Agreement].

                           (II) DEFINED CONTRIBUTION PLAN AND A DEFINED BENEFIT PLAN. If the Employer maintains both a top-heavy Defined Contribution Plan (under this BPD) and a top-heavy Defined Benefit Plan, the Employer must designate the manner in which the plans will comply with the Top-Heavy Plan requirements. Under Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer may elect to provide the top-heavy minimum benefit to Non-Key Employees who participate in both Plans (A) in the Defined Benefit Plan; (B) in the Defined Contribution Plan (but increasing the minimum allocation from 3% to 5%); or (C) under any other acceptable method of compliance. If a Non-Key Employee participates only under the Defined Benefit Plan, the top-heavy minimum benefit will be provided under the Defined Benefit Plan. If a Non-Key Employee participates only under the Defined Contribution Plan, the top-heavy minimum benefit will be provided under the Defined Contribution Plan (without regard to this subsection (ii)). If Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement] is not completed and the Employer maintains a Defined Benefit Plan, the Employer will be deemed to have selected this Plan under Part 13, #54.b.(1) of the Agreement [Part 13, #72.b.(1) of the 401(k) Agreement] as the plan under which the top-heavy minimum contribution will be provided.

                                    If the Employer maintains more than one
                                    Defined Contribution Plan in addition to a Defined Benefit Plan, the Employer may use
                                    Part 13, #54.b.(3) of the Agreement [Part
                                    13, #72.b.(3) of the 401(k) Agreement] to designate which Defined Contribution Plan will provide the top-heavy minimum contribution.

                                    If the Employer is using the Four-Step
                                    Permitted Disparity Method (as described in
                                    Section 2.2(b)(ii)) and elects under Part
                                    13, #54.b.(1) of the Agreement [Part 13,
                                    #72.b.(1) of the 401(k) Agreement] to
                                    provide a 5% top-heavy minimum contribution, the 3% minimum allocation under Step One is increased to 5%. The 3% allocation under Step Two will also be increased to the lesser of (A) 5% or (B) the amount determined under Step Three (increased by 3 percentage points). If an additional

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                                    allocation is to be made under Step Three,
                                    the Applicable Percentage under Section
                                    2.2(b)(ii)(C) must be reduced by 2
                                    percentage points (but not below zero).

                  (6) NO FORFEITURE FOR CERTAIN EVENTS. The minimum top-heavy allocation (to the extent required to be nonforfeitable under Code ss.416(b)) may not be forfeited under the suspension of benefit rules of Code ss.411(a)(3)(B) or the withdrawal of mandatory contribution rules of Code ss.411(a)(3)(D).

         (B)      SPECIAL TOP-HEAVY VESTING RULES.

                  (1) MINIMUM VESTING SCHEDULES. For any Plan Year in which this Plan is a Top-Heavy Plan, the Top-Heavy Plan vesting schedule elected in Part 6, #19 of the Agreement [Part 6, #37 of the 401(k) Agreement] will automatically apply to the Plan. The Top-Heavy Plan vesting schedule will apply to all benefits within the meaning of Code ss.411(a)(7) except those attributable to Employee After-Tax Contributions, including benefits accrued before the effective date of Code ss.416 and benefits accrued before the Plan became a Top-Heavy Plan. No decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this subsection does not apply to the Account Balance of any Employee who does not have an Hour of Service after a Top-Heavy Plan vesting schedule becomes effective.

                  (2) SHIFTING TOP-HEAVY PLAN STATUS. If the vesting schedule under the Plan shifts in or out of the Top-Heavy Plan vesting schedule for any Plan Year because of a change in Top-Heavy Plan status, such shift is an amendment to the vesting schedule and the election in Section 4.7 of the Plan applies.

16.3     TOP-HEAVY DEFINITIONS.

         (A) DETERMINATION DATE: For any Plan Year subsequent to the first Plan Year, the Determination Date is the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date is the last day of that first Plan Year.

         (B) DETERMINATION PERIOD: The Plan Year containing the Determination Date and the four (4) preceding Plan Years.

         (C) KEY EMPLOYEE: Any Employee or former Employee (and the Beneficiaries of such Employee) is a Key Employee for a Plan Year if, at any time during the Determination Period, the individual was:

                  (1) an officer of the Employer with annual Total Compensation in excess of 50 percent of the dollar limitation under Code ss.415(b)(1)(A),

                  (2) an owner (or considered an owner under Code ss.318) of one of the ten largest interests in the Employer with annual Total Compensation in excess of 100 percent of the dollar limitation under Code ss.415(c)(1)(A);

                  (3)      a Five-Percent Owner (as defined in Section 22.88),

                  (4) a more than 1-percent owner of the Employer with an annual Total Compensation of more than $150,000.

                  The Key Employee determination will be made in accordance with Code ss.416(i)(1) and the regulations thereunder.

         (D) PERMISSIVE AGGREGATION GROUP: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss.ss.401(a)(4) and 410.

         (E) PRESENT VALUE: The present value based on the interest and mortality rates specified in the relevant Defined Benefit Plan. In the event that more than one Defined Benefit Plan is included in a Required Aggregation Group or Permissive Aggregation Group, a uniform set of actuarial assumptions must be applied to determine present value. The Employer may specify in Part 13, #54.b.(3) of the Agreement [Part 13, #72.b.(3) of the 401(k) Agreement] the actuarial assumptions that will apply if the Defined Benefit Plans do not specify a uniform set of actuarial assumptions to be used to determine if the plans are Top-Heavy.
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         (F)      REQUIRED AGGREGATION GROUP:

                  (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and

                  (2) any other qualified plan of the Employer that enables a plan described in (l) to meet the coverage or nondiscrimination requirements of Code ss.ss.410(b) or 401(a)(4).

         (G) TOP-HEAVY PLAN: For any Plan Year, this Plan is a Top-Heavy Plan if any of the following conditions exist:

                  (1) The Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Plan exceeds 60 percent.

                  (2) The Plan is part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

                  (3) The Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

         (H)      TOP-HEAVY RATIO:

                  (1) DEFINED CONTRIBUTION PLANS ONLY. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including any SEP described under Code ss.408(k)) and the Employer has not maintained any Defined Benefit Plan that during the Determination Period has or has had Accrued Benefits. The Top-Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) and the denominator of which is the sum of all Account Balances, both computed in accordance with Code ss.416 and the regulations thereunder.

                  (2) DEFINED CONTRIBUTION PLAN AND DEFINED BENEFIT PLAN. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including a SEP described under Code ss.408(k)) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the Determination Period has or has had any Accrued Benefits. The Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of Account Balances under the aggregated Defined Contribution Plan(s) for all Key Employees, and the Present Value of Accrued Benefits under the aggregated Defined Benefit Plan(s) for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account Balances under the aggregated Defined Contribution Plan(s) for all Participants and the Present Value of Accrued Benefits under the Defined Benefit Plan(s) for all Participants as of the Determination Date(s), all determined in accordance with Code ss.416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distributions of an accrued benefit made in the five-year period ending on the Determination Date.

                  (3) APPLICABLE VALUATION DATES. For purposes of subsections (1) and (2) above, the value of Account Balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code ss.416 and the regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. When aggregating plans, the value of Account Balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  (4) VALUATION OF BENEFITS. DETERMINING A PARTICIPANT'S ACCOUNT BALANCE OR ACCRUED BENEFIT. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder. For purposes of subsections (1) and (2) above, the Account Balance and/or Accrued Benefit of each Participant is adjusted as provided under subsections (i) and (ii) below.

                           (I) INCREASE FOR PRIOR DISTRIBUTIONS. In applying the Top-Heavy Ratio, a Participant's Account Balance and/or Accrued Benefit is increased for any distributions made from the Plan during the Determination Period.
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                           (II)     INCREASE FOR FUTURE CONTRIBUTIONS. Both the
                                    numerator and denominator of the Top-Heavy
                                    Ratio are increased to reflect any
                                    contribution to a Defined Contribution Plan not actually made as of the Determination Date, but which is required to be taken into account on that date under Code ss.416 and the regulations thereunder.

                           (III) EXCLUSION OF CERTAIN BENEFITS. The Account Balance and/or Accrued Benefit of a Participant (and any distribution during the Determination Period with respect to such Participant's Account Balance or Accrued Benefit) is disregarded from the Top-Heavy Ratio if: (A) the Participant is a Non-Key Employee who was a Key Employee in a prior year, or (B) the Participant has not been credited with at least one Hour of Service during the Determination Period. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder.

                           (IV) CALCULATION OF ACCRUED BENEFIT. The Accrued Benefit of a Participant other than a Key Employee shall be determined under: (A) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer; or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code ss.411(b)(1)(C).

         (I) TOTAL COMPENSATION. For purposes of determining the minimum top-heavy contribution under 16.2(a), Total Compensation is determined using the definition under Section 7.4(f), including the special rule under Section 7.4(f)(4) for years beginning before January 1, 1998. For this purpose, Total Compensation is subject to the Compensation Dollar Limitation as defined in Section 22.32.

         (J) VALUATION DATE: The date as of which Account Balances are valued for purposes of calculating the Top-Heavy Ratio.


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                                   ARTICLE 17
                             401(K) PLAN PROVISIONS


This Article sets forth the special testing rules applicable to Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions that may be made under the 401(k) Agreement and the requirements to qualify as a Safe Harbor 401(k) Plan. Section 17.1 provides limits on the amount of Elective Deferrals an Employee may defer into the Plan during a calendar year. Sections
17.2 and 17.3 set forth the rules for running the ADP Test and ACP Test with respect to contributions under the 401(k) plan and Section 17.4 discusses the requirements for applying the Multiple Use Test. Section 17.5 prescribes special testing rules for performing the ADP Test and the ACP Test. Section 17.6 sets forth the requirements that must be met to qualify as a Safe Harbor 401(k) Plan. Unless otherwise stated, any reference to the Agreement under this Article 17 is a reference to the 401(k) Agreement.

17.1     LIMITATION ON THE AMOUNT OF SECTION 401(K) DEFERRALS.

         (A) IN GENERAL. An Eligible Participant's total Section 401(k) Deferrals under this Plan, or any other qualified plan of the Employer, for any calendar year may not exceed the lesser of:

                  (1) the percentage of Included Compensation designated under Part 4A, #12 of the Agreement;

                  (2)      the dollar limitation under Code ss.402(g); or

                  (3) the amount permitted under the Annual Additions Limitation described in Article 7.

         (B) MAXIMUM DEFERRAL LIMITATION. If the Employer elects to impose a maximum deferral limitation under Part 4A, #12 of the Agreement, it must designate under Part 4A, #12.a. the period for which such limitation applies. Regardless of any limitation designated under Part 4A, #12 of the Agreement, the Employer may provide for alternative limitations in the Salary Reduction Agreement with respect to designated types of Included Compensation, such as bonus payments. If no maximum percentage is designated under Part 4A, #12 of the Agreement, the only limit on a Participant's Section 401(k) Deferrals under this Plan is the dollar limitation under Code ss.402(g) and the Annual Additions Limitation.

         (C) CORRECTION OF CODE SS.402(G) VIOLATION. A Participant may not make Section 401(k) Deferrals that exceed the dollar limitation under Code ss.402(g). The dollar limitation under Code ss.402(g) applicable to a Participant's Section 401(k) Deferrals under this Plan is reduced by any Elective Deferrals the Participant makes under any other plan maintained by the Employer. If a Participant makes Section 401(k) Deferrals that exceed the Code ss.402(g) limit, the Employer may correct the Code ss.402(g) violation in the following manner.

                  (1) SUSPENSION OF SECTION 401(K) DEFERRALS. The Employer may suspend a Participant's Section 401(k) Deferrals under the Plan for the remainder of the calendar year when the Participant's Section 401(k) Deferrals under this Plan, in combination with any Elective Deferrals the Participant makes during the calendar year under any other plan maintained by the Employer, equal or exceed the dollar limitation under Code ss.402(g).

                  (2) DISTRIBUTION OF EXCESS DEFERRALS. If a Participant makes Section 401(k) Deferrals under this Plan during a calendar year which exceed the dollar limitation under Code ss.402(g), the Participant will receive a corrective distribution from the Plan of the Excess Deferrals (plus allocable income) no later than April 15 of the following calendar year. The amount which must be distributed as a correction of Excess Deferrals for a calendar year equals the amount of Elective Deferrals the Participant contributes in excess of the dollar limitation under Code ss.402(g) during the calendar year to this Plan, and any other plan maintained by the Employer, reduced by any corrective distribution of Excess Deferrals the Participant receives during the calendar year from this Plan or other plan(s) maintained by the Employer. Excess Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed.

                           (I) ALLOCABLE GAIN OR LOSS. A corrective distribution of Excess Deferrals must include any allocable gain or loss for the calendar year in which the Excess Deferrals are made. For this purpose, allocable gain or loss on Excess Deferrals may be determined in any reasonable manner, provided the manner used to determine allocable gain or loss is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (II) COORDINATION WITH OTHER PROVISIONS. A corrective distribution of Excess Deferrals made by April 15 of the following calendar year may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions applicable under Article 8 or

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                                    Article 9. A corrective distribution of
                                    Excess Deferrals made by the appropriate
                                    April 15 also is not treated as a
                                    distribution for purposes of applying the required minimum distribution rules under
                                    Article 10.

                           (III) COORDINATION WITH CORRECTIVE DISTRIBUTION OF EXCESS CONTRIBUTIONS. If a Participant for whom a corrective distribution of Excess Deferrals is being made received a previous corrective distribution of Excess Contributions to correct the ADP Test for the Plan Year beginning with or within the calendar year for which the Participant made the Excess Deferrals, the previous corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals to the extent necessary to eliminate the Excess Deferral violation. The amount of the corrective distribution of Excess Contributions which is required to correct the ADP Test failure is reduced by the amount treated as a corrective distribution of Excess Deferrals.

                  (3) CORRECTION OF EXCESS DEFERRALS UNDER PLANS NOT MAINTAINED BY THE EMPLOYER. The correction provisions under subsections (1) and (2) above apply only if a Participant makes Excess Deferrals under plans maintained by the Employer. However, if a Participant has Excess Deferrals because the total Elective Deferrals for a calendar year under all plans in which he/she participates, including plans that are not maintained by the Employer, exceed the dollar limitation under Code ss.402(g), the Participant may assign to this Plan any portion of the Excess Deferrals made during the calendar year. The Participant must notify the Plan Administrator in writing on or before March 1 of the following calendar year of the amount of the Excess Deferrals to be assigned to this Plan. Upon receipt of a timely notification, the Excess Deferrals assigned to this Plan will be distributed (along with any allocable income or loss) to the Participant in accordance with the corrective distribution provisions under subsection (2) above. A Participant is deemed to notify the Plan Administrator of Excess Deferrals to the extent such Excess Deferrals arise only under this Plan and any other plan maintained by the Employer.

17.2 NONDISCRIMINATION TESTING OF SECTION 401(K) DEFERRALS - ADP TEST. Except as provided under Section 17.6 for Safe Harbor 401(k) Plans, the
         Section 401(k) Deferrals made by Highly Compensated Employees must satisfy the Actual Deferral Percentage Test ("ADP Test") for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP Test, including the amount of any QNECs or QMACs included in such test, pursuant to subsection (c) below. If the Plan fails the ADP Test for any Plan Year, the corrective provisions under subsection (d) below will apply.

         (A) ADP TEST TESTING METHODS. For Plan Years beginning on or after January 1, 1997, the ADP Test will be performed using the Prior Year Testing Method or Current Year Testing Method, as selected under Part 4F, #31 of the Agreement. If the Employer does not select a testing method under Part 4F, #31 of the Agreement, the Plan will use the Current Year Testing Method. Unless specifically precluded under statute, regulations or other IRS guidance, the Employer may amend the testing method designated under Part 4F for a particular Plan Year (subject to the requirements under subsection (2) below) at any time through the end of the 12-month period following the Plan Year for which the amendment is effective. (For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect.)

                  (1) PRIOR YEAR TESTING METHOD. Under the Prior Year Testing Method, the Average Deferral Percentage ("ADP") of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ADP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

                           (I) The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (II) The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year or
                                    (B) multiplying the ADP of the Nonhighly
                                    Compensated Employee Group for the prior
                                    Plan Year by 2.

                  (2) CURRENT YEAR TESTING METHOD. Under the Current Year Testing Method, the ADP of the Highly Compensated Employee Group for the current Plan Year is compared to the ADP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under
                           Part 4F of the Agreement, the Plan must satisfy the ADP Test, as described in subsection (1) above, for each Plan Year, but using the ADP of the Nonhighly

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                           Compensated Employee Group for the current Plan Year
                           instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

         (B) SPECIAL RULE FOR FIRST PLAN YEAR. For the first Plan Year that the Plan permits Section 401(k) Deferrals, the Employer may elect under Part 4F, #32.a. of the Agreement to apply the ADP Test using the Prior Year Testing Method, by assuming the ADP for the Nonhighly Compensated Employee Group is 3%. Alternatively, the Employer may elect in Part 4F, #32.b. of the Agreement to use the Current Year Testing Method using the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan (as described in IRS Notice 98-1 or subsequent guidance) that included a 401(k) arrangement or the Plan is aggregated for purposes of applying the ADP Test with another plan that included a 401(k) arrangement in the prior Plan Year. For subsequent Plan Years, the testing method selected under Part 4F, #31 will apply.

         (C) USE OF QMACS AND QNECS UNDER THE ADP TEST. The Plan Administrator may take into account all or any portion of QMACs and QNECs (see Sections 17.7(g) and (h)) for purposes of applying the ADP Test. QMACs and QNECs may not be included in the ADP Test to the extent such amounts are included in the ACP Test for such Plan Year. QMACs and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include QNECs under the ADP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Code ss.401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code ss.401(a)(4).

                  (1) TIMING OF CONTRIBUTIONS. In order to be used in the ADP Test for a given Plan Year, QNECs and QMACs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in subsection
                           (a)(1) above), QMACs and QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following the end of such prior Plan Year. (See Section 7.4(a) for rules regarding the appropriate Limitation Year for which such contributions will be applied for purposes of the Annual Additions Limitation under Code ss.415.)

                  (2) DOUBLE-COUNTING LIMITS. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ADP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ADP Test. If this paragraph applies, the following contributions are disregarded in calculating the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year:

                           (I) All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

                           (II) All QMACs, regardless of how used for testing purposes in the prior Plan Year.

                           (III) Any Section 401(k) Deferrals that were included in the ACP Test for the prior Plan Year.

                           For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in subsection (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

                  (3) TESTING FLEXIBILITY. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of QMACs and QNECs used in the ADP Test. QMACs and QNECs taken into account under the ADP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the QMACs and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

         (D) CORRECTION OF EXCESS CONTRIBUTIONS. If the Plan fails the ADP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess Contributions under the Plan. (See Section 17.7(d) for the definition of Excess Contributions.)

                  (1) CORRECTIVE DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the Plan fails the ADP Test for a Plan Year, the Plan

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                           Administrator may, in its discretion, distribute
                           Excess Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ADP Test violation. If the Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

                           (I) AMOUNT TO BE DISTRIBUTED. In determining the amount of Excess Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ADP Test for the Plan Year in which the excess occurs. The Excess Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ADP Test for such Highly Compensated Employee(s) until all of the Excess Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Contributions remaining, the Excess Contributions continue to be allocated in this manner until all of the Excess Contributions are allocated.

                           (II) ALLOCABLE GAIN OR LOSS. A corrective distribution of Excess Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (III) COORDINATION WITH OTHER PROVISIONS. A corrective distribution of Excess Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions applicable under Article 8 or
                                    Article 9. Excess Contributions are treated as Annual Additions for purposes of Code ss.415 even if distributed from the Plan. A corrective distribution of Excess Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under
                                    Article 10.

                                    If a Participant has Excess Deferrals for the calendar year ending with or within the Plan Year for which the Participant receives a corrective distribution of Excess Contributions, the corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals. The amount of the corrective distribution of Excess Contributions that must be distributed to correct an ADP Test failure for a Plan Year is reduced by any amount distributed as a corrective distribution of Excess Deferrals for the calendar year ending with or within such Plan Year.

                           (IV) ACCOUNTING FOR EXCESS CONTRIBUTIONS. Excess Contributions are distributed from the following sources and in the following priority:

                                    (A)     Section 401(k) Deferrals that are
                                            not matched;

                                    (B)     proportionately from Section 401(k)
                                            Deferrals not distributed under (A)
                                            and related QMACs that are included
                                            in the ADP Test;

                                    (C)     QMACs included in the ADP Test that
                                            are not distributed under (B); and

                                    (D)     QNECs included in the ADP Test.

                  (2) MAKING QMACS OR QNECS. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ADP Test violation. QMACs or QNECs may only be used to correct an ADP Test violation if the Current Year Testing Method is selected under Part 4F, #31.b. of the 401(k) Agreement. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of
                           Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

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                  (3)      RECHARACTERIZATION. If Employee After-Tax
                           Contributions are permitted under Part 4D of the Agreement, the Plan Administrator, in its sole discretion, may permit a Participant to treat any Excess Contributions that are allocated to that Participant as if he/she received the Excess Contributions as a distribution from the Plan and then contributed such amounts to the Plan as Employee After-Tax Contributions. Any amounts recharacterized under this subsection (3) will be 100% vested at all times. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee After-Tax Contributions made by that Participant would exceed any limit on Employee After-Tax Contributions under
                           Part 4D of the Agreement.

                           Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Year in which such Excess Contributions arise and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's taxable year in which the Participant would have received such amounts in cash had he/she not deferred such amounts into the Plan.

         (E) ADJUSTMENT OF DEFERRAL RATE FOR HIGHLY COMPENSATED EMPLOYEES. The Employer may suspend (or automatically reduce the rate of)
                  Section 401(k) Deferrals for the Highly Compensated Employee Group, to the extent necessary to satisfy the ADP Test or to reduce the margin of failure. A suspension or reduction shall not affect Section 401(k) Deferrals already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Section 401(k) Deferrals shall resume at the levels stated in the Salary Reduction Agreements of the Highly Compensated Employees.

17.3 NONDISCRIMINATION TESTING OF EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE AFTER-TAX CONTRIBUTIONS - ACP TEST. Except as provided under
         Section 17.6 for Safe Harbor 401(k) Plans, if the Employer elects to provide Employer Matching Contributions under Part 4B of the Agreement or to permit Employee After-Tax Contributions under Part 4D of the Agreement, the Employer Matching Contributions (including QMACs that are not included in the ADP Test) and/or Employee After-Tax Contributions made for Highly Compensated Employees must satisfy the Actual Contribution Percentage Test ("ACP Test") for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP Test, including the amount of any Section 401(k) Deferrals or QNECs included in such test, pursuant to subsection
         (c) below. If the Plan fails the ACP Test for any Plan Year, the correction provisions under subsection (d) below will apply.

         (A) ACP TEST TESTING METHODS. For Plan Years beginning on or after January 1, 1997, the ACP Test will be performed using the Prior Year Testing Method or the Current Year Testing Method, as selected under Part 4F, #31 of the Agreement. If the Employer does not select a testing method under Part 4F, #31 of the Agreement, the Plan will be deemed to use the Current Year Testing Method. For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect. If the Plan is a Safe Harbor 401(k) Plan, as designated under Part 4E of the Agreement, the Current Year Testing Method must be selected.

                  (1) PRIOR YEAR TESTING METHOD. Under the Prior Year Testing Method, the Average Contribution Percentage ("ACP") of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ACP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

                           (I) The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (II) The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year or
                                    (B) multiplying the ACP of the Nonhighly
                                    Compensated Employee Group for the prior
                                    Plan Year by 2.

                  (2) CURRENT YEAR TESTING METHOD. Under the Current Year Testing Method, the ACP of the Highly Compensated Employee Group for the current Plan Year is compared to the ACP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under
                           Part 4F of the Agreement, the Plan must satisfy the ACP Test, as described in subsection (1) above, for each Plan Year, but using the ACP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

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         (B)      SPECIAL RULE FOR FIRST PLAN YEAR. For the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions, the Employer may elect under Part 4F, #33.a. of the Agreement to apply the ACP Test using the Prior Year Testing Method, by assuming the ACP for the Nonhighly Compensated Employee Group is 3%. Alternatively, the Employer may elect in Part 4F, #33.b. of the Agreement to use the Current Year Testing Method using the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan that was subject to the ACP Test or if the Plan is aggregated for purposes of applying the ACP Test with another plan that was subject to the ACP test in the prior Plan Year. For subsequent Plan Years, the testing method selected under Part 4F, #31 will apply.

         (C) USE OF SECTION 401(K) DEFERRALS AND QNECS UNDER THE ACP TEST. The Plan Administrator may take into account all or any portion of Section 401(k) Deferrals and QNECs (see Section 17.7(h)) made to this Plan, or to another qualified plan maintained by the Employer, for purposes of applying the ACP Test. QNECs may not be included in the ACP Test to the extent such amounts are included in the ADP Test for such Plan Year.
                  Section 401(k) Deferrals and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include Section 401(k) Deferrals under the ACP Test, the Plan must satisfy the ADP Test taking into account all Section 401(k) Deferrals, including those used under the ACP Test, and taking into account only those Section 401(k) Deferrals not included in the ACP Test. To include QNECs under the ACP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Code ss.401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code ss.401(a)(4). QNECs may only be used to correct an ACP Test violation if the Current Year Testing Method is selected under Part 4F, #31.b. of the 401(k) Agreement.

                  (1) TIMING OF CONTRIBUTIONS. In order to be used in the ACP Test for a given Plan Year, QNECs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in subsection (a)(1) above), QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following such Plan Year. (See Section 7.4(a) for rules regarding the appropriate Limitation Year for which such contributions will be applied for purposes of the Annual Additions Limitation under Code ss.415.)

                  (2) DOUBLE-COUNTING LIMITS. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ACP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ACP Test. If this paragraph applies, the following contributions are disregarded in calculating the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year:

                           (I) All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

                           (II) All Section 401(k) Deferrals, regardless of how used for testing purposes in the prior Plan Year.

                           (III) Any QMACs that were included in the ADP Test for the prior Plan Year.

                           For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in subsection (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

                  (3) TESTING FLEXIBILITY. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of Section 401(k) Deferrals and QNECs used in the ACP Test. Section 401(k) Deferrals and QNECs taken into account under the ACP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the Section 401(k) Deferrals and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied. For Plan Years beginning after the first Plan Year.

         (D) CORRECTION OF EXCESS AGGREGATE CONTRIBUTIONS. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess Aggregate Contributions under

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                  the Plan. (See Section 17.7(c) for the definition of Excess
                  Aggregate Contributions.)

                  (1) CORRECTIVE DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Aggregate Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ACP Test violation. Excess Aggregate Contributions will be distributed only to the extent they are vested under Article 4, determined as of the last day of the Plan Year for which the contributions are made to the Plan. To the extent Excess Aggregate Contributions are not vested, the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited in accordance with Section 5.3(d)(1). If the Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

                           (I) AMOUNT TO BE DISTRIBUTED. In determining the amount of Excess Aggregate Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Aggregate Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ACP Test for the Plan Year in which the excess occurs. The Excess Aggregate Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ACP Test for such Highly Compensated Employee(s) until all of the Excess Aggregate Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Aggregate Contributions remaining, the Excess Aggregate Contributions continue to be allocated in this manner until all of the Excess Aggregate Contributions are allocated.

                           (II) ALLOCABLE GAIN OR LOSS. A corrective distribution of Excess Aggregate Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Aggregate Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (III) COORDINATION WITH OTHER PROVISIONS. A corrective distribution of Excess Aggregate Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions applicable under Article 8 or
                                    Article 9. Excess Aggregate Contributions are treated as Annual Additions for purposes of Code ss.415 even if distributed from the Plan. A corrective distribution of Excess Aggregate Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under
                                    Article 10.

                           (IV)     ACCOUNTING FOR EXCESS AGGREGATE
                                    CONTRIBUTIONS. Excess Aggregate
                                    Contributions are distributed from the
                                    following sources and in the following
                                    priority:

                                    (A)     Employee After-Tax Contributions
                                            that are not matched;

                                    (B)     proportionately from Employee
                                            After-Tax Contributions not
                                            distributed under (A) and related
                                            Employer Matching Contributions that
                                            are included in the ACP Test;

                                    (C)     Employer Matching Contributions
                                            included in the ACP Test that are
                                            not distributed under (B);

                                    (D)     Section 401(k) Deferrals included in
                                            the ACP Test that are not matched;

                                    (E)     proportionately from Section 401(k)
                                            Deferrals included in the ACP Test
                                            that are not distributed under (D)
                                            and related Employer Matching
                                            Contributions that are included in
                                            the ACP Test and not distributed
                                            under (B) or (C); and

                                    (F)     QNECs included in the ACP Test.

                  (2) MAKING QMACS OR QNECS. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs and/or QNECs to the Plan on behalf of the Nonhighly Compensated

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                           Employees in order to correct an ACP Test violation
                           to the extent such amounts are not used in the ADP Test. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

         (E) ADJUSTMENT OF CONTRIBUTION RATE FOR HIGHLY COMPENSATED EMPLOYEES. The Employer may suspend (or automatically reduce the rate of) Employee After-Tax Contributions for the Highly Compensated Employee Group, to the extent necessary to satisfy the ACP Test or to reduce the margin of failure. A suspension or reduction shall not affect Employee After-Tax Contributions already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Employee After-Tax Contributions shall resume at the levels elected by the Highly Compensated Employees.

17.4 MULTIPLE USE TEST. If both an ADP Test and an ACP Test are run for the Plan Year, and the Plan does not pass the 1.25 test under either the ADP Test or the ACP Test, the Plan must satisfy a special Multiple Use Test, unless such Multiple Use Test is repealed or modified by statute, or other IRS guidance.

         (A) AGGREGATE LIMIT. Under the Multiple Use Test, the sum of the ADP and the ACP for the Highly Compensated Employee Group may not exceed the Plan's Aggregate Limit. For this purpose, the ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. In applying the Multiple Use Test, the Plan's Aggregate Limit is the sum of (1) and (2):

                  (1) 1.25 times the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

                  (2) the lesser of 2 times or 2 plus the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

                  Alternatively, if it results in a larger amount, the Aggregate Limit is the sum of (3) and (4):

                  (3) 1.25 times the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

                  (4) the lesser of 2 times or 2 plus the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

                  The Aggregate Limit is calculated using the ADP and ACP of the Nonhighly Compensated Employee Group that is used in performing the ADP Test and ACP Test for the Plan Year. Thus, if the Prior Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the prior Plan Year. If the Current Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the current Plan Year.

         (B) CORRECTION OF THE MULTIPLE USE TEST. If the Multiple Use Test is not passed, the following corrective action will be taken.

                  (1) CORRECTIVE DISTRIBUTIONS. The Plan will make corrective distributions (or additional corrective distributions, if corrective distributions are already being made to correct a violation of the ADP Test or ACP Test), to the extent other corrective action is not taken or such other action is not sufficient to completely eliminate the Multiple Use Test violation. Such corrective distributions may be determined as if they were being made to correct a violation of the ADP Test or a violation of the ACP Test, or a combination of both, as determined by the Plan Administrator. Any corrective distribution that is treated as if it were correcting a violation of the ADP Test will be determined under the rules described in Section 17.2(d). Any corrective distribution that is treated as if it were correcting a violation of the ACP Test will be determined under the rules described in Section 17.3(d).

                  (2) MAKING QMACS OR QNECS. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs or QNECs, so that the resulting ADP and/or ACP of the Nonhighly Compensated Employee Group is increased to the extent necessary to satisfy the Multiple Use Test. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible

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                           Participants who are Nonhighly Compensated Employees
                           as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

17.5 SPECIAL TESTING RULES. This Section describes special testing rules that apply to the ADP Test or the ACP Test. In some cases, the special testing rule is optional, in which case, the election to use such rule is solely within the discretion of the Plan Administrator.

         (A) SPECIAL RULE FOR DETERMINING ADP AND ACP OF HIGHLY COMPENSATED EMPLOYEE GROUP. When calculating the ADP or ACP of the Highly Compensated Employee Group for any Plan Year, a Highly Compensated Employee's Section 401(k) Deferrals, Employee After-Tax Contributions, and Employer Matching Contributions under all qualified plans maintained by the Employer are taken into account as if such contributions were made to a single plan. If the plans have different Plan Years, the contributions made in all Plan Years that end in the same calendar year are aggregated under this paragraph. This aggregation rule does not apply to plans that are required to be disaggregated under Code ss.410(b).

         (B) AGGREGATION OF PLANS. When calculating the ADP Test and the ACP Test, plans that are permissively aggregated for coverage and nondiscrimination testing purposes are treated as a single plan. This aggregation rule applies to determine the ADP or ACP of both the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group. Any adjustments to the ADP of the Nonhighly Compensated Employee Group for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in Part 4F, #31.b. of the 401(k) Agreement to use the Current Year Testing Method. Aggregation described in this paragraph is not permitted unless all plans being aggregated have the same Plan Year and use the same testing method for the applicable test.

         (C)      DISAGGREGATION OF PLANS.

                  (1) PLANS COVERING UNION EMPLOYEES AND NON-UNION EMPLOYEES. If the Plan covers Union Employees and non-Union Employees, the Plan is mandatorily disaggregated for purposes of applying the ADP Test and the ACP Test into two separate plans, one covering the Union Employees and one covering the non-Union Employees. A separate ADP Test must be applied for each disaggregated portion of the Plan in accordance with applicable Treasury regulations. A separate ACP Test must be applied to the disaggregated portion of the Plan that covers the non-Union Employees. The disaggregated portion of the Plan that includes the Union Employees is deemed to pass the ACP Test.

                  (2) OTHERWISE EXCLUDABLE EMPLOYEES. If the minimum coverage test under Code ss.410(b) is performed by disaggregating "otherwise excludable Employees" (i.e., Employees who have not satisfied the maximum age 21 and one Year of Service eligibility conditions permitted under Code ss.410(a)), then the Plan is treated as two separate plans, one benefiting the otherwise excludable Employees and the other benefiting Employees who have satisfied the maximum age and service eligibility conditions. If such disaggregation applies, the following operating rules apply to the ADP Test and the ACP Test.

                           (I) For Plan Years beginning before January 1, 1999, the ADP Test and the ACP Test are applied separately for each disaggregated plan. If there are no Highly Compensated Employees benefiting under a disaggregated plan, then no ADP Test or ACP Test is required for such plan.

                           (II) For Plan Years beginning after December 31, 1998, instead of the rule under subsection
                                    (i), only the disaggregated plan that
                                    benefits the Employees who have satisfied the maximum age and service eligibility conditions permitted under Code ss.410(a) is subject to the ADP Test and the ACP Test. However, any Highly Compensated Employee who is benefiting under the disaggregated plan that includes the otherwise excludable Employees is taken into account in such tests. The Employer may elect to apply the rule in subsection (i) instead.

                  (3) CORRECTIVE ACTION FOR DISAGGREGATED PLANS. Any corrective action authorized by this Article may be determined separately with respect to each disaggregated portion of the Plan. A corrective action taken with respect to a disaggregated portion of the Plan need not be consistent with the method of correction (if any) used for another disaggregated portion of the Plan. In the case of a Nonstandardized Agreement, to the extent the Agreement authorizes the Employer to make discretionary QNECs or discretionary QMACs, the Employer is expressly permitted to designate such QNECs or QMACs as allocable only to

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                           Eligible Participants in a particular disaggregated
                           portion of the Plan.

         (D) SPECIAL RULES FOR THE PRIOR YEAR TESTING METHOD. If the Plan uses the Prior Year Testing Method, and an election made under subsection (b) or (c) above is inconsistent with the election made in the prior Plan Year, the plan coverage change rules described in IRS Notice 98-1 (or other successor guidance) will apply in determining the ADP and ACP for the Nonhighly Compensated Employee Group.

17.6 SAFE HARBOR 401(K) PLAN PROVISIONS. For Plan Years beginning after December 31, 1998, the ADP Test described in Section 17.2 is deemed to be satisfied for any Plan Year in which the Plan qualifies as a Safe Harbor 401(k) Plan. In addition, if Employer Matching Contributions are made for such Plan Year, the ACP Test is deemed satisfied with respect to such contributions if the conditions of subsection (c) below are satisfied. To qualify as a Safe Harbor 401(k) Plan, the requirements under this Section 17.6 must be satisfied for the entire Plan Year. This Section contains the rules that must be met for the Plan to qualify as a Safe Harbor 401(k) Plan.

         Part 4E of the Agreement allows the Employer to designate the manner in which it will comply with the safe harbor requirements. If the Employer wishes to designate the Plan as a Safe Harbor 401(k) Plan, it should complete Part 4E of the Agreement. The safe harbor provisions described in this Section are not applicable unless the Plan is identified as a Safe Harbor 401(k) Plan under Part 4E. The election under Part 4E to be a Safe Harbor 401(k) Plan is effective for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later) unless the Employer elects otherwise under Appendix B-5.b. of the Agreement. In addition, to qualify as a Safe Harbor 401(k) Plan, the Current Year Testing Method (as described in Section 17.3(a)(2)) must be elected under Part 4F, #31 of the Agreement. (See Section 20.7 for rules regarding the application of the Safe Harbor 401(k) Plan provisions for Plan Years beginning before the date this Plan is adopted.)

         (A) SAFE HARBOR CONDITIONS. To qualify as a Safe Harbor 401(k) Plan, the Plan must satisfy the requirements under subsections
                  (1), (2), (3) and (4) below.

                  (1) SAFE HARBOR CONTRIBUTION. The Employer must provide a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Contribution under the Plan. The Employer must designate the type and amount of the Safe Harbor Contribution under Part 4E of the Agreement. The Safe Harbor Contribution must be made to the Plan no later than 12 months following the close of the Plan Year for which it is being used to qualify the Plan as a Safe Harbor 401(k) Plan.

                           The Employer may elect under Part 4E, #30 of the Agreement to provide the Safe Harbor Contribution to all Eligible Participants or only to Eligible Participants who are Nonhighly Compensated Employees. Alternatively, the Employer may elect under Part 4E, #30.c. to provide the Safe Harbor Contribution to all Nonhighly Compensated Employees who are Eligible Participants and all Highly Compensated Employees who are Eligible Participants but who are not Key Employees. This permits a Plan providing the Safe Harbor Nonelective Contribution to use such amounts to satisfy the top-heavy minimum contribution requirements under Article 16.

                           In determining who is an Eligible Participant for purposes of the Safe Harbor Contribution, the eligibility conditions applicable to Section 401(k) Deferrals under Part 1, #5 of the Agreement apply. However, the Employer may elect under Part 4E, #30.d. to apply a one Year of Service (as defined in Section 1.4(b)) and an age 21 eligibility condition for the Safe Harbor Contribution, regardless of the eligibility conditions selected for Section 401(k) Deferrals under Part 1, #5 of the Agreement. Unless elected otherwise under Part 2, #8.f., column (1) of the Nonstandardized Agreement, the special eligibility rule under Part 4E, #30.d. will be applied as if the Employer elected under Part 2, #7.a., column (1) and Part 2, #8.a., column (1) of the Agreement to use semi-annual Entry Dates following completion of the minimum age and service conditions. If different eligibility conditions are selected for the Safe Harbor Contribution, additional testing requirements may apply in accordance with IRS Notice 2000-3.

                           (I) SAFE HARBOR MATCHING CONTRIBUTION. The Employer may elect under Part 4E, #27 of the Agreement to make the Safe Harbor Matching Contribution with respect to each Eligible Participant's applicable contributions. For this purpose, an Eligible Participant's applicable contributions are the total
                                    Section 401(k) Deferrals and Employee
                                    After-Tax Contributions the Eligible
                                    Participant makes under the Plan. However, the Employer may elect under Part 4E, #27.d. to exclude Employee After-Tax Contributions from the definition of applicable contributions for purposes of applying the Safe Harbor Matching Contribution formula.

                                    The Safe Harbor Matching Contribution may be made under a basic formula or an enhanced formula. The basic formula under Part 4E, #27.a. provides an Employer Matching Contribution that equals:

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                                    (A)     100% of the amount of a
                                            Participant's applicable
                                            contributions that do not exceed 3%
                                            of the Participant's Included
                                            Compensation, plus

                                    (B)     50% of the amount of a Participant's
                                            applicable contributions that exceed
                                            3%, but do not exceed 5%, of the
                                            Participant's Included Compensation.

                                    The enhanced formula under Part 4E, #27.b.
                                    provides an Employer Matching Contribution that is not less, at each level of applicable contributions, than the amount required under the basic formula. Under the enhanced formula, the rate of Employer Matching Contributions may not increase as an Employee's rate of applicable contributions increase.

                                    The Plan will not fail to be a Safe Harbor
                                    401(k) Plan merely because Highly
                                    Compensated Employees also receive a
                                    contribution under the Plan. However, an Employer Matching Contribution will not satisfy this Section if any Highly Compensated Employee is eligible for a higher rate of Employer Matching Contribution than is provided for any Nonhighly Compensated Employee who has the same rate of applicable contributions.

                                    In applying the Safe Harbor Matching
                                    Contribution formula under Part 4E, #27 of the Agreement, the Employer may elect under
                                    Part 4E, #27.c.(1) to determine the Safe
                                    Harbor Matching Contribution on the basis of all applicable contributions a Participant makes during the Plan Year. Alternatively, the Employer may elect under Part 4E, #27.c.(2) - (4) to determine the Safe Harbor Matching Contribution on a payroll, monthly, or quarterly basis. If the Employer elects to use a period other than the Plan Year, the Safe Harbor Matching Contribution with respect to a payroll period must be deposited into the Plan by the last day of the Plan Year quarter following the Plan Year quarter for which the applicable contributions are made.

                                    In addition to the Safe Harbor Matching
                                    Contribution, an Employer may elect under
                                    Part 4B of the Agreement to make Employer
                                    Matching Contributions that are subject to the normal vesting schedule and distribution rules applicable to Employer Matching Contributions. See subsection (c) below for a discussion of the effect of such additional Employer Matching Contributions on the ACP Test.

                                    The Employer may amend the Plan during the Plan Year to reduce or eliminate the Safe Harbor Matching Contribution elected under
                                    Part 4E, #27 of the Agreement, provided a supplemental notice is given to all Eligible Participants explaining the consequences and effective date of the amendment, and that such Eligible Participants have a reasonable opportunity (including a reasonable period) to change their Section 401(k) Deferral and/or Employee After-Tax Contribution elections, as applicable. The amendment reducing or eliminating the Safe Harbor Matching Contribution must be effective no earlier than the later of: (A) 30 days after Eligible Participants are given the supplemental notice or (B) the date the amendment is adopted. Eligible Participants must be given a reasonable opportunity (and reasonable period) prior to the reduction or elimination of the Safe Harbor Matching Contribution to change their Section 401(k) Deferral or Employee After-Tax Contribution elections, as applicable. If the Employer amends the Plan to reduce or eliminate the Safe Harbor Matching Contribution, the Plan is subject to the ADP Test and ACP Test for the entire Plan Year.

                           (II) SAFE HARBOR NONELECTIVE CONTRIBUTION. The Employer may elect under Part 4E, #28 of the Agreement to make a Safe Harbor Nonelective Contribution of at least 3% of Included Compensation. The Employer may elect under
                                    Part 4E, #28.b. to retain discretion to
                                    increase the amount of the Safe Harbor
                                    Nonelective Contribution in excess of the percentage designated under Part 4E, #28. In addition, the Employer may provide for additional discretionary Employer
                                    Nonelective Contributions under Part 4C of the Agreement (in addition to the Safe Harbor Contribution under this Section) which are subject to the normal vesting schedule and distribution rules applicable to Employer Nonelective Contributions.

                                    (A)     SUPPLEMENTAL NOTICE. The Employer
                                            may elect under Part 4E, #28.a. of
                                            the Agreement to provide the Safe
                                            Harbor Nonelective Contribution
                                            authorized under Part 4E, #28 only
                                            if the Employer provides a
                                            supplemental notice to Participants
                                            indicating its intention to provide
                                            such Safe Harbor Nonelective
                                            Contribution. If Part 4E, #28.a. is
                                            selected, to qualify as a Safe
                                            Harbor 401(k) Plan under Part 4E,

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                                            the Employer must notify its
                                            Eligible Employees in the annual
                                            notice described in subsection (4)
                                            below that the Employer MAY provide
                                            the Safe Harbor Nonelective
                                            Contribution authorized under Part
                                            4E, #28 of the Agreement and that a
                                            supplemental notice will be provided
                                            at least 30 days prior to the last
                                            day of the Plan Year if the Employer
                                            decides to make the Safe Harbor
                                            Nonelective Contribution. The
                                            supplemental notice indicating the
                                            Employer's intention to make the
                                            Safe Harbor Nonelective Contribution
                                            must be provided no later than 30
                                            days prior to the last day of the
                                            Plan Year for the Plan to qualify as
                                            a Safe Harbor 401(k) Plan. If the
                                            Employer selects Part 4E, #28.a. of
                                            the Agreement but does not provide
                                            the supplemental notice in
                                            accordance with this paragraph, the
                                            Employer is not obligated to make
                                            such contribution and the Plan does
                                            not qualify as a Safe Harbor 401(k)
                                            Plan. The Plan will qualify as a
                                            Safe Harbor 401(k) Plan for
                                            subsequent Plan Years if the
                                            appropriate notices are provided for
                                            such years.

                                    (B)     SEPARATE PLAN. The Employer may
                                            elect under Part 4E, #28.c. of the
                                            Agreement to provide the Employer
                                            Nonelective Contribution under
                                            another Defined Contribution Plan
                                            maintained by the Employer. The
                                            Employer Nonelective Contribution
                                            under such other plan must satisfy
                                            the conditions under this Section
                                            17.6 for this Plan to qualify as a
                                            Safe Harbor 401(k) Plan. Under the
                                            Standardized Agreement, the other
                                            plan designated under Part 4E,
                                            #28.c. must be a Paired Plan as
                                            defined in Section 22.132.

                                            (I)      PROFIT SHARING PLAN
                                                     AGREEMENT. If the Plan
                                                     designated under Part 4E,
                                                     #28.c. is a profit sharing
                                                     plan Agreement under this
                                                     Prototype Plan, the
                                                     Employer must select Part
                                                     4, #12.f. under the profit
                                                     sharing plan
                                                     Nonstandardized Agreement
                                                     or Part 4, #12.e. under the
                                                     profit sharing plan
                                                     Standardized Agreement, as
                                                     applicable. The Employer
                                                     may elect to provide other
                                                     Employer Contributions
                                                     under Part 4, #12 of the
                                                     profit sharing plan
                                                     Agreement, however, the
                                                     first amounts allocated
                                                     under the profit sharing
                                                     plan Agreement will be the
                                                     Safe Harbor Nonelective
                                                     Contribution required under
                                                     the 401(k) plan Agreement.
                                                     Any Employer Contributions
                                                     designated under Part 4,
                                                     #12 of the profit sharing
                                                     plan Agreement are in
                                                     addition to the Safe Harbor
                                                     Contribution required under
                                                     the 401(k) plan Agreement.
                                                     (If the only Employer
                                                     Contribution to be made
                                                     under the profit sharing
                                                     plan Agreement is the Safe
                                                     Harbor Nonelective
                                                     Contribution, no other
                                                     selection need be completed
                                                     under Part 4 of the profit
                                                     sharing plan Agreement
                                                     (other than Part 4, #12.f.
                                                     of the Nonstandardized
                                                     Agreement or Part 4, #12.e.
                                                     of the Standardized
                                                     Agreement, as applicable).)

                                                     If the Employer elects to
                                                     provide the Safe Harbor
                                                     Nonelective Contribution
                                                     under the profit sharing
                                                     plan Agreement, the
                                                     Employer must select either
                                                     the Pro Rata Allocation
                                                     Method under Part 4, #13.a.
                                                     or the Permitted Disparity
                                                     Method under Part 4, #13.b.
                                                     of the profit sharing plan
                                                     Agreement. If the Employer
                                                     elects the Pro Rata
                                                     Allocation Method, the
                                                     first amounts allocated
                                                     under the Pro Rata
                                                     Allocation Method will be
                                                     deemed to be the Safe
                                                     Harbor Nonelective
                                                     Contribution as required
                                                     under the 401(k) plan
                                                     Agreement. To the extent
                                                     required under the 401(k)
                                                     plan Agreement, such
                                                     amounts are subject to the
                                                     conditions for Safe Harbor
                                                     Nonelective Contributions
                                                     described in subsections
                                                     (2) - (4) below, without
                                                     regard to any contrary
                                                     elections under the
                                                     Agreement.

                                                     If the Employer elects the
                                                     Permitted Disparity Method,
                                                     the Safe Harbor Nonelective
                                                     Contribution required under
                                                     the 401(k) plan Agreement
                                                     will be allocated before
                                                     applying the Permitted
                                                     Disparity Method of
                                                     allocation. To the extent
                                                     required under the 401(k)
                                                     plan Agreement, such
                                                     amounts are subject to the
                                                     conditions for Safe Harbor
                                                     Nonelective Contributions
                                                     described in subsections
                                                     (2) - (4) below without
                                                     regard to any contrary
                                                     elections under the

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                                                     Agreement. If additional
                                                     amounts are contributed
                                                     under the profit sharing
                                                     plan Agreement, such
                                                     amounts will be allocated
                                                     under the Permitted
                                                     Disparity Method. The Safe
                                                     Harbor Nonelective
                                                     Contribution may not be
                                                     taken into account in
                                                     applying the Permitted
                                                     Disparity Method of
                                                     allocation.

                                            (II)     MONEY PURCHASE PLAN
                                                     AGREEMENT. If the Plan
                                                     designated under Part 4E,
                                                     #28.c. is a money purchase
                                                     plan Agreement under this
                                                     Prototype Plan, the
                                                     Employer must select Part
                                                     4, #12.f. under the money
                                                     purchase plan
                                                     Nonstandardized Agreement
                                                     or Part 4, #12.d. under the
                                                     money purchase plan
                                                     Standardized Agreement, as
                                                     applicable. The Employer
                                                     may elect to provide other
                                                     Employer Contributions
                                                     under Part 4, #12 of the
                                                     money purchase plan
                                                     Agreement, however, the
                                                     first amounts allocated
                                                     under the money purchase
                                                     plan Agreement will be the
                                                     Safe Harbor Nonelective
                                                     Contribution required under
                                                     the 401(k) plan Agreement.
                                                     Any Employer Contributions
                                                     designated under Part 4,
                                                     #12 of the money purchase
                                                     plan Agreement are in
                                                     addition to the Safe Harbor
                                                     Contribution. (If the only
                                                     Employer Contribution to be
                                                     made under the money
                                                     purchase plan Agreement is
                                                     the Safe Harbor Nonelective
                                                     Contribution, no other need
                                                     be completed under Part 4
                                                     of the money purchase plan
                                                     Agreement (other than Part
                                                     4, #12.f. of the
                                                     Nonstandardized Agreement
                                                     or Part 4, #12.d. of the
                                                     Standardized Agreement, as
                                                     applicable).)

                                                     If the Employer elects to
                                                     make a Safe Harbor
                                                     Contribution under the
                                                     money purchase plan
                                                     Agreement, the first
                                                     amounts allocated under the
                                                     Plan will be deemed to be
                                                     the Safe Harbor Nonelective
                                                     Contribution as required
                                                     under the 401(k) plan
                                                     Agreement. Such amounts
                                                     will be allocated equally
                                                     to all Eligible
                                                     Participants as defined
                                                     under the 401(k) plan
                                                     Agreement. To the extent
                                                     required under the 401(k)
                                                     plan Agreement, such
                                                     amounts are subject to the
                                                     conditions for Safe Harbor
                                                     Nonelective Contributions
                                                     described in subsections
                                                     (2) - (4) below, without
                                                     regard to any contrary
                                                     elections under the
                                                     Agreement. If the Employer
                                                     elects the Permitted
                                                     Disparity Method of
                                                     contribution, the Safe
                                                     Harbor Nonelective
                                                     Contribution required under
                                                     the 401(k) plan Agreement
                                                     will be allocated before
                                                     applying the Permitted
                                                     Disparity Method. The Safe
                                                     Harbor Nonelective
                                                     Contribution may not be
                                                     taken into account in
                                                     applying the Permitted
                                                     Disparity Method of
                                                     contribution.

                                    (C)     ELIMINATION OF SAFE HARBOR
                                            NONELECTIVE CONTRIBUTION. The
                                            Employer may amend the Plan during
                                            the Plan Year to reduce or eliminate
                                            the Safe Harbor Nonelective
                                            Contribution elected under Part 4E
                                            of the Agreement. The Employer must
                                            notify all Eligible Participants of
                                            the amendment and must provide each
                                            Eligible Participants with a
                                            reasonable opportunity (including a
                                            reasonable period) to change their
                                            Section 401(k) Deferral and/or
                                            Employee After-Tax Contribution
                                            elections, as applicable. The
                                            amendment reducing or eliminating
                                            the Safe Harbor Nonelective
                                            Contribution must be effective no
                                            earlier than the later of: (A) 30
                                            days after Eligible Participants are
                                            notified of the amendment or (B) the
                                            date the amendment is adopted. If
                                            the Employer reduces or eliminates
                                            the Safe Harbor Nonelective
                                            Contribution during the Plan Year,
                                            the Plan is subject to the ADP Test
                                            (and ACP Test, if applicable) for
                                            the entire Plan Year.

                  (2) FULL AND IMMEDIATE VESTING. The Safe Harbor Contribution under subsection (1) above must be 100% vested, regardless of the Employee's length of service, at the time the contribution is made to the Plan. Any additional amounts contributed under the Plan may be subject to a vesting schedule.

                  (3) DISTRIBUTION RESTRICTIONS. Distributions of the Safe Harbor Contribution under subsection (1) must be restricted in the same manner as Section 401(k) Deferrals under Article 8, except that such contributions may not be distributed upon Hardship. See Section 8.6(c).

                  (4) ANNUAL NOTICE. Each Eligible Participant under the Plan must receive a written notice describing the Participant's rights and obligations under the Plan, including a description of: (i) the Safe Harbor Contribution formula being used under the Plan; (ii) any other contributions under the Plan; (iii) the plan to which the Safe Harbor Contributions will be made (if different from this Plan); (iv) the type and amount of Included Compensation that may be deferred under the Plan; (v) the administrative requirements for making and changing Section 401(k) Deferral elections; and (vi) the withdrawal and vesting provisions under the Plan. For any Plan Year that

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                           began in 1999, the notice requirements described in
                           this paragraph are deemed satisfied if the notice provided satisfied a reasonable, good faith interpretation of the notice requirements under Code ss.401(k)(12). (See subsection (1)(ii) above for a special supplemental notice that may need to be provided to qualify as a Safe Harbor 401(k) Plan.)

                           Each Eligible Participant must receive the annual notice within a reasonable period before the beginning of the Plan Year (or within a reasonable period before an Employee becomes an Eligible Participant, if later). For this purpose, an Employee will be deemed to have received the notice in a timely manner if the Employee receives such notice at least 30 days and no more than 90 days before the beginning of the Plan Year. For an Employee who becomes an Eligible Participant during a Plan Year, the notice will be deemed timely if it is provided no more than 90 days prior to the date the Employee becomes an Eligible Participant. For Plan Years that began on or before April 1, 1999, the notice requirement under this subsection will be satisfied if the notice was provided by March 1, 1999. If an Employer first designates the Plan as a Safe Harbor 401(k) Plan for a Plan Year that begins on or after January 1, 2000 and on or before June 1, 2000, the notice requirement under this subsection will be satisfied if the notice was provided by May 1, 2000.

         (B) DEEMED COMPLIANCE WITH ADP TEST. If the Plan satisfies all the conditions under subsection (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ADP Test for the Plan Year. This Plan will not be deemed to satisfy the ADP Test for a Plan Year if an Eligible Participant is covered under another Safe Harbor 401(k) Plan maintained by the Employer which uses the provisions under this Section to comply with the ADP Test.

         (C) DEEMED COMPLIANCE WITH ACP TEST. If the Plan satisfies all the conditions under subsection (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ACP Test for the Plan Year with respect to Employer Matching Contributions (including Employer Matching Contributions that are not used to qualify as a Safe Harbor 401(k) Plan), provided the following conditions are satisfied. If the Plan does not satisfy the requirements under this subsection (c) for a Plan Year, the Plan must satisfy the ACP Test for such Plan Year in accordance with subsection (d) below.

                  (1) ONLY EMPLOYER MATCHING CONTRIBUTIONS ARE SAFE HARBOR MATCHING CONTRIBUTIONS UNDER BASIC FORMULA. If the only Employer Matching Contribution formula provided under the Plan is a basic safe harbor formula under
                           Part 4E, #27.a. of the Agreement, the Plan is deemed to satisfy the ACP Test, without regard to the conditions under subsections (2) - (5) below.

                  (2) LIMIT ON CONTRIBUTIONS ELIGIBLE FOR EMPLOYER MATCHING CONTRIBUTIONS. If Employer Matching Contributions are provided (other than just Employer Matching Contributions under a basic safe harbor formula) the total Employer Matching Contributions provided under the Plan (whether or not such Employer Matching Contributions are provided under a Safe Harbor Matching Contribution formula) must not apply to any
                           Section 401(k) Deferrals or Employee After-Tax Contributions that exceed 6% of Included Compensation. If an Employer Matching Contribution formula applies to both Section 401(k) Deferrals and Employee After-Tax Contributions, then the sum of such contributions that exceed 6% of Included Compensation must be disregarded under the formula.

                  (3) LIMIT ON DISCRETIONARY EMPLOYER MATCHING CONTRIBUTIONS. For Plan Years beginning after December 31, 1999, the Plan will not satisfy the ACP Safe Harbor if the Employer elects to provide discretionary Employer Matching Contributions in addition to the Safe Harbor Matching Contribution, unless the Employer limits the aggregate amount of such discretionary Employer Matching Contributions under Part 4B, #16.b. to no more than 4 percent of the Employee's Included Compensation.

                  (4) RATE OF EMPLOYER MATCHING CONTRIBUTION MAY NOT INCREASE. The Employer Matching Contribution formula may not provide a higher rate of match at higher levels of Section 401(k) Deferrals or Employee After-Tax Contributions.

                  (5) LIMIT ON EMPLOYER MATCHING CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. The Employer Matching Contributions made for any Highly Compensated Employee at any rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions cannot be greater than the Employer Matching Contributions provided for any Nonhighly Compensated Employee at the same rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions.

                  (6) EMPLOYEE AFTER-TAX CONTRIBUTIONS. If the Plan permits Employee After-Tax Contributions, such contributions must satisfy the ACP Test, regardless of whether the Employer Matching Contributions under Plan are deemed to satisfy the ACP Test under this subsection (c). The ACP Test must be performed in accordance with subsection (d) below.

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         (D)      RULES FOR APPLYING THE ACP TEST. If the ACP Test must be
                  performed under a Safe Harbor 401(k) Plan, either because there are Employee After-Tax Contributions, or because the Employer Matching Contributions do not satisfy the conditions described in subsection (c) above, the Current Year Testing Method must be used to perform such test, even if the Agreement specifies that the Prior Year Testing Method applies. In addition, the testing rules provided in IRS Notice 98-52 (or any successor guidance) are applicable in applying the ACP Test.

         (E) AGGREGATED PLANS. If the Plan is aggregated with another plan under Section 17.5(a) or (b), then the Plan is not a Safe Harbor 401(k) Plan unless the conditions of this Section are satisfied on an aggregated basis.

         (F) FIRST YEAR OF PLAN. To qualify as a Safe Harbor 401(k) Plan, the Plan Year must be a 12-month period, except for the first year of the Plan, in which case the Plan may have a short Plan Year. In no case may the Plan have a short Plan Year of less than 3 months.

                  If the Plan has an initial Plan Year that is less than 12 months, for purposes of applying the Annual Additions Limitation under Article 7, the Limitation Year will be the 12-month period ending on the last day of the short Plan Year. Thus, no proration of the Defined Contribution Dollar Limitation will be required. (See Section 7.4(e).) In addition, the Employer's Included Compensation will be determined for the 12-month period ending on the last day of the short Plan Year.

17.7 DEFINITIONS. The following definitions apply for purposes of applying the provisions of this Article 17.

         (A) ACP - AVERAGE CONTRIBUTION PERCENTAGE. The ACP for a group is the average of the contribution percentages calculated separately for each Eligible Participant in the group. An Eligible Participant's contribution percentage is the ratio of the contributions made on behalf of the Participant that are included under the ACP Test, expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, the contributions included under the ACP Test are the sum of the Employee After-Tax Contributions, Employer Matching Contributions, and QMACs (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. The ACP may also include other contributions as provided in Section 17.3(c), if applicable.

         (B) ADP - AVERAGE DEFERRAL PERCENTAGE. The ADP for a group is the average of the deferral percentages calculated separately for each Eligible Participant in the group. A Participant's deferral percentage is the ratio of the Participant's deferral contributions expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, a Participant's deferral contributions include any Section 401(k) Deferrals made pursuant to the Participant's deferral election, including Excess Deferrals of Highly Compensated Employees (but excluding Excess Deferrals of Nonhighly Compensated Employees). The ADP may also include other contributions as provided in Section 17.2(c), if applicable.

                  In determining a Participant's deferral percentage for the Plan Year, a deferral contribution may be taken into account only if such contribution is allocated to the Participant's Account as of a date within the Plan Year. For this purpose, a deferral contribution may only be allocated to a Participant's Account within a particular Plan Year if the deferral contribution is actually paid to the Trust no later than the end of the 12-month period immediately following that Plan Year and the deferral contribution relates to Included Compensation that (1) would otherwise have been received by the Participant in that Plan Year or (2) is attributable to services performed in that Plan Year and would otherwise have been received by the Participant within 2 1/2 months after the close of that Plan Year. No formal election need be made by the Employer to use the 2 1/2-month rule described in the preceding sentence. However, deferral contributions may only be taken into account for a single Plan Year.

         (C) EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions for a Plan Year are the amounts contributed on behalf of the Highly Compensated Employees that exceed the maximum amount permitted under the ACP Test for such Plan Year. The total dollar amount of Excess Aggregate Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest contribution percentage until either:

                  (1) the adjusted ACP for the Highly Compensated Employee Group would reach a percentage that satisfies the ACP Test, or

                  (2) the contribution percentage of the Highly Compensated Employee(s) with the next highest contribution percentage would be reached.

                  This process is repeated until the adjusted ACP for the Highly Compensated Employee Group would satisfy the ACP Test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                  Section 17.3(d)(1) to determine the actual corrective distributions to be made.
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         (D)      EXCESS CONTRIBUTIONS. Excess Contributions for a Plan Year are
                  the amounts taken into account in computing the ADP of the Highly Compensated Employees that exceed the maximum amount permitted under the ADP Test for such Plan Year. The total dollar amount of Excess Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest deferral percentage until either:

                  (1) the adjusted ADP for the Highly Compensated Employee Group would reach a percentage that satisfies the ADP Test, or

                  (2) the deferral percentage of the Highly Compensated Employee(s) with the next highest deferral percentage would be reached.

                  This process is repeated until the adjusted ADP for the Highly Compensated Employee Group would satisfy the ADP test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                  Section 17.2(d)(1) to determine the actual corrective distributions to be made.

         (E) HIGHLY COMPENSATED EMPLOYEE GROUP. The Highly Compensated Employee Group is the group of Eligible Participants who are Highly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with Section 1.10 (if authorized under Part 13, #75 of the Nonstandardized Agreement) will not be treated as an Eligible Participant.

         (F) NONHIGHLY COMPENSATED EMPLOYEE GROUP. The Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the applicable Plan Year. If the Prior Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants in the prior Plan Year who were Nonhighly Compensated Employees for that year. If the Current Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with
                  Section 1.10 (if authorized under Part 13, #75 of the Nonstandardized Agreement) will not be treated as an Eligible Participant.

         (G) QMACS - QUALIFIED MATCHING CONTRIBUTION. To the extent authorized under Part 4B, #18 of the Agreement, QMACs are Employer Matching Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under
                  Article 8, except that no portion of a Participant's QMAC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

         (H) QNECS - QUALIFIED NONELECTIVE CONTRIBUTIONS. To the extent authorized under Part 4C, #22 of the Agreement, QNECs are Employer Nonelective Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under
                  Article 8, except that no portion of a Participant's QNEC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

         (I)      TESTING COMPENSATION. In determining the Testing
                  Compensation used for purposes of applying the ADP Test, the ACP Test, and the Multiple Use Test, the Plan Administrator is not bound by any elections made under Part 3 of the Agreement with respect to Total Compensation or Included Compensation under the Plan. The Plan Administrator may determine on an annual basis (and within its discretion) the components of Testing Compensation for purposes of applying the ADP Test, the ACP Test and the Multiple Use Test. Testing Compensation must qualify as a nondiscriminatory definition of compensation under Code ss.414(s) and the regulations thereunder and must be applied consistently to all Participants. Testing Compensation may be determined over the Plan Year for which the applicable test is being performed or the calendar year ending within such Plan Year. In determining Testing Compensation, the Plan Administrator may take into consideration only the compensation received while the Employee is an Eligible Participant under the component of the Plan being tested. In no event may Testing Compensation for any Participant exceed the Compensation Dollar Limitation defined in Section 22.32. In determining Testing Compensation, the Plan Administrator may exclude amounts paid to an individual as severance pay to the extent such amounts are paid after the common-law employment relationship between the individual and the Employer has terminated, provided such amounts also are excluded in determining Total Compensation under 22.197.


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                                   ARTICLE 18
                         PLAN AMENDMENTS AND TERMINATION

This Article contains the rules regarding the ability of the Prototype Sponsor or Employer to make Plan amendments and the effect of such amendments on the Plan. This Article also contains the rules for administering the Plan upon termination and the effect of Plan termination on Participants' benefits and distribution rights.

18.1     PLAN AMENDMENTS.

         (A) AMENDMENT BY THE PROTOTYPE SPONSOR. The Prototype Sponsor may amend the Prototype Plan on behalf of each adopting Employer who is maintaining the Plan at the time of the amendment. An amendment by the Prototype Sponsor to the Basic Plan Document does not require consent of the adopting Employers, nor does an adopting Employer have to reexecute its Agreement with respect to such an amendment. The Prototype Sponsor will provide each adopting Employer a copy of the amended Basic Plan Document (either by providing substitute or additional pages, or by providing a restated Basic Plan Document). An amendment by the Prototype Sponsor to any Agreement offered under the Prototype Plan is not effective with respect to an Employer's Plan unless the Employer reexecutes the amended Agreement.

                  If the Prototype Plan is amended by the mass submitter, the mass submitter is treated as the agent of the Prototype Sponsor. If the Prototype Sponsor does not adopt any amendments made by the mass submitter, the Prototype Plan will no longer be identical to or a minor modifier of the mass submitter Prototype Plan.

         (B) AMENDMENT BY THE EMPLOYER. The Employer shall have the right at any time to amend the Agreement in the following manner without affecting the Plan's status as a Prototype Plan. (The ability to amend the Plan as authorized under this Section applies only to the Employer that executes the Signature Page of the Agreement. Any amendment to the Plan by the Employer under this Section also applies to any Related Employer that participates under the Plan as a Co-Sponsor.)

                  (1) The Employer may change any optional selections under the Agreement.

                  (2) The Employer may add additional language where authorized under the Agreement, including language necessary to satisfy Code ss.415 or Code ss.416 due to the aggregation of multiple plans.

                  (3) The Employer may change the administrative selections under Part 12 of the Agreement by replacing the appropriate page(s) within the Agreement. Such amendment does not require reexecution of the Signature Page of the Agreement.

                  (4) The Employer may add any model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan.

                  (5) The Employer may adopt any amendments that it deems necessary to satisfy the requirements for resolving qualification failures under the IRS' compliance resolution programs.

                  (6) The Employer may adopt an amendment to cure a coverage or nondiscrimination testing failure, as permitted under applicable Treasury regulations.

                  The Employer may amend the Plan at any time for any other reason, including a waiver of the minimum funding requirement under Code ss.412(d). However, such an amendment will cause the Plan to lose its status as a Prototype Plan and become an individually designed plan.

                  The Employer's amendment of the Plan from one type of Defined Contribution Plan (e.g., a money purchase plan) into another type of Defined Contribution Plan (e.g., a profit sharing plan) will not result in a partial termination or any other event that would require full vesting of some or all Plan Participants.

                  Any amendment that affects the rights, duties or responsibilities of the Trustee or Plan Administrator may only be made with the Trustee's or Plan Administrator's written consent. Any amendment to the Plan must be in writing and a copy of the resolution (or similar instrument) setting forth such amendment (with the applicable effective date of such amendment) must be delivered to the Trustee.

                  No amendment may authorize or permit any portion of the assets held under the Plan to be used for or diverted to a purpose other than the exclusive benefit of Participants or their Beneficiaries, except to the extent such assets are used to pay taxes or administrative expenses of the Plan. An amendment also may not cause or permit any portion of the assets held under the Plan to revert to or become property of the Employer.

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         (C)      PROTECTED BENEFITS. Except as permitted under statute (such as Code ss.412(c)(8)), regulations (such as Treas. Reg. ss.1.411(d)-4), or other IRS guidance of general applicability, no Plan amendment (or other transaction having the effect of a Plan amendment, such as a merger, acquisition, plan transfer, or similar transaction) may reduce a Participant's Account Balance or eliminate or reduce a Protected Benefit to the extent such Protected Benefit relates to amounts accrued prior to the adoption date (or effective date, if later) of the Plan amendment. For this purpose, Protected Benefits include any early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations). If the adoption of this Plan will result in the elimination of a Protected Benefit, the Employer may preserve such Protected Benefit by identifying the Protected Benefit in accordance with Part 13, #58 of the Agreement [Part 13, #76 of the 401(k) Agreement]. Failure to identify Protected Benefits under the Agreement will not override the requirement that such Protected Benefits be preserved under this Plan. The availability of each optional form of benefit under the Plan must not be subject to Employer discretion.

                  Effective for amendments adopted and effective on or after September 6, 2000, if the Plan is a profit sharing plan or a 401(k) plan, the Employer may eliminate all annuity and installment forms of distribution (including the QJSA form of benefit to the extent the Plan is not required to offer such form of benefit under Article 9), provided the Plan offers a single-sum distribution option that is available at the same time as the annuity or installment options that are being eliminated. If the Plan is a money purchase plan or a target benefit plan, the Employer may not eliminate the QJSA form of benefit. However, the Employer may eliminate all other annuity and installment forms of distribution, provided the Plan offers a single-sum distribution option that is available at the same time as the annuity or installment options that are being eliminated. Any amendment eliminating an annuity or installment form of distribution may not be effective until the earlier of: (1) the date which is the 90th day following the date a summary of the amendment is furnished to the Participant which satisfies the requirements under DOL Reg. ss.2520.104b-3 or (2) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

18.2 PLAN TERMINATION. The Employer may terminate this Plan at any time by delivering to the Trustee and Plan Administrator written notice of such termination.

         (A) FULL AND IMMEDIATE VESTING. Upon a full or partial termination of the Plan (or in the case of a profit sharing plan, the complete discontinuance of contributions), all amounts credited to an affected Participant's Account become 100% vested, regardless of the Participant's vested percentage determined under Article 4. The Plan Administrator has discretion to determine whether a partial termination has occurred.

         (B) DISTRIBUTION PROCEDURES. Upon the termination of the Plan, the Plan Administrator shall direct the distribution of Plan assets to Participants in accordance with the provisions under
                  Article 8. For this purpose, distribution shall be made to Participants with vested Account Balances of $5,000 or less in lump sum as soon as administratively feasible following the Plan termination, regardless of any contrary election under
                  Part 9, #34 of the Agreement [Part 9, #52 of the 401(k) Agreement]. For Participants with vested Account Balances in excess of $5,000, distribution will be made through the purchase of deferred annuity contracts which protect all Protected Benefits under the Plan, unless a Participant elects to receive an immediate distribution in any form of payment permitted under the Plan. If an immediate distribution is elected in a form other than a lump sum, the distribution will be satisfied through the purchase of an immediate annuity contract. Distributions will be made as soon as administratively feasible following the Plan termination, regardless of any contrary election under Part 9, #33 of the Agreement [Part 9, #51 of the 401(k) Agreement]. The references in this paragraph to $5,000 shall be deemed to mean $3,500, prior to the time the $5,000 threshold becomes effective under the Plan (as determined in Section 8.3(f)).

                  For purposes of applying the provisions of this subsection
                  (b), distribution may be delayed until the Employer receives a favorable determination letter from the IRS as to the qualified status of the Plan upon termination, provided the determination letter request is made within a reasonable period following the termination of the Plan.

                  (1) SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS. If this Plan is a profit sharing plan, distribution will be made to all Participants, without consent, as soon as administratively feasible following the termination of the Plan, without regard to the value of the Participants' vested Account Balance. This special rule applies only if the Plan does not provide for an annuity option under Part 11 of the Agreement and the Employer does not maintain any other Defined Contribution Plan (other than an ESOP) at any time between the termination of the Plan and the distribution.

                  (2) SPECIAL RULE FOR 401(K) PLANS. Section 401(k) Deferrals, QMACs, QNECs, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions under a 401(k) plan (as well as transferred assets (see Section 3.3(c)(3)) which are subject to the distribution restrictions applicable to Section 401(k) Deferrals) may be distributed in a lump sum upon Plan termination only if the Employer does not maintain a Successor Plan at any time during the period beginning on the date of termination and ending 12 months after the final distribution of all Plan assets. For this purpose, a Successor Plan is

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                           any Defined Contribution Plan, other than an ESOP (as
                           defined in Code ss.4975(e)(7)), a SEP (as defined in Code ss.408(k)), or a SIMPLE IRA (as defined in Code ss.408(p)). A plan will not be considered a Successor Plan, if at all times during the 24-month period beginning 12 months before the Plan termination, fewer than 2% of the Eligible Participants under the 401(k) plan are eligible under such plan. A distribution of these contributions may be made to the extent another distribution event permits distribution of such amounts.

                  (3) PLAN TERMINATION NOT DISTRIBUTION EVENT IF ASSETS ARE TRANSFERRED TO ANOTHER PLAN. If, pursuant to the termination of the Plan, the Employer enters into a transfer agreement to transfer the assets of the terminated Plan to another plan maintained by the Employer (or by a successor employer in a transaction involving the acquisition of the Employer's stock or assets, or other similar transaction), the termination of the Plan is not a distribution event and the distribution procedures above do not apply. Prior to the transfer of the assets, distribution of a Participant's Account Balance may be made from the terminated Plan only to a Participant (or Beneficiary, if applicable) who is otherwise eligible for distribution without regard to the Plan's termination. Otherwise, benefits will be distributed from the transferee plan in accordance with the terms of that plan (subject to the protection of any Protected Benefits that must be continued with respect to the transferred assets).

         (C) TERMINATION UPON MERGER, LIQUIDATION OR DISSOLUTION OF THE EMPLOYER. The Plan shall terminate upon the liquidation or dissolution of the Employer or the death of the Employer (if the Employer is a sole proprietor) provided however, that in any such event, arrangements may be made for the Plan to be continued by any successor to the Employer.

18.3 MERGER OR CONSOLIDATION. In the event the Plan is merged or consolidated with another plan, each Participant must be entitled to a benefit immediately after such merger or consolidation that is at least equal to the benefit the Participant would have been entitled to had the Plan terminated immediately before such merger or consolidation. (See Section 4.1(d) for rules regarding vesting following a merger or consolidation.) The Employer may authorize the Trustee to enter into a merger agreement with the Trustee of another plan to effect such merger or consolidation. A merger agreement entered into by the Trustee is not part of this Plan and does not affect the Plan's status as a Prototype Plan. (See Section 3.3 for the applicable rules where amounts are transferred to this Plan from another plan.)


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                                   ARTICLE 19
                                  MISCELLANEOUS


This Article contains miscellaneous provisions concerning the Employer's and Participants' rights and responsibilities under the Plan.

19.1 EXCLUSIVE BENEFIT. Except as provided under Section 19.2, no part of the Plan assets (including any corpus or income of the Trust) may revert to the Employer prior to the satisfaction of all liabilities under the Plan nor will such Plan assets be used for, or diverted to, a purpose other than the exclusive benefit of Participants or their Beneficiaries.

19.2 RETURN OF EMPLOYER CONTRIBUTIONS. Upon written request by the Employer, the Trustee must return any Employer Contributions provided that the circumstances and the time frames described below are satisfied. The Trustee may request the Employer to provide additional information to ensure the amounts may be properly returned. Any amounts returned shall not include earnings, but must be reduced by any losses.

         (A) MISTAKE OF FACT. Any Employer Contributions made because of a mistake of fact must be returned to the Employer within one year of the contribution.

         (B) DISALLOWANCE OF DEDUCTION. Employer Contributions to the Trust are made with the understanding that they are deductible. In the event the deduction of an Employer Contribution is disallowed by the IRS, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

         (C) FAILURE TO INITIALLY QUALIFY. Employer Contributions to the Plan are made with the understanding, in the case of a new Plan, that the Plan satisfies the qualification requirements of Code ss.401(a) as of the Plan's Effective Date. In the event that the Internal Revenue Service determines that the Plan is not initially qualified under the Code, any Employer Contributions (and allocable earnings) made incident to that initial qualification must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

19.3 ALIENATION OR ASSIGNMENT. Except as permitted under applicable statute or regulation, a Participant or Beneficiary may not assign, alienate, transfer or sell any right or claim to a benefit or distribution from the Plan, and any attempt to assign, alienate, transfer or sell such a right or claim shall be void, except as permitted by statute or regulation. Any such right or claim under the Plan shall not be subject to attachment, execution, garnishment, sequestration, or other legal or equitable process. This prohibition against alienation or assignment also applies to the creation, assignment, or recognition of a right to a benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a QDRO pursuant to Section 11.5, or any domestic relations order entered before January 1, 1985.

19.4 PARTICIPANTS' RIGHTS. The adoption of this Plan by the Employer does not give any Participant, Beneficiary, or Employee a right to continued employment with the Employer and does not affect the Employer's right to discharge an Employee or Participant at any time. This Plan also does not create any legal or equitable rights in favor of any Participant, Beneficiary, or Employee against the Employer, Plan Administrator or Trustee. Unless the context indicates otherwise, any amendment to this Plan is not applicable to determine the benefits accrued (and the extent to which such benefits are vested) by a Participant or former Employee whose employment terminated before the effective date of such amendment, except where application of such amendment to the terminated Participant or former Employee is required by statute, regulation or other guidance of general applicability. Where the provisions of the Plan are ambiguous as to the application of an amendment to a terminated Participant or former Employee, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

19.5 MILITARY SERVICE. To the extent required under Code ss.414(u), an Employee who returns to employment with the Employer following a period of qualified military service will receive any contributions, benefits and service credit required under Code ss.414(u), provided the Employee satisfies all applicable requirements under the Code and regulations.

19.6 PAIRED PLANS. If the Employer adopts more than one Standardized Agreement, each of the Standardized Agreements are considered to be Paired Plans, provided the Employer completes Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement] in a manner which ensures the plans together comply with the Annual Additions Limitation, as described in Article 7, and the Top-Heavy Plan rules, as described in Article 16. If the Employer adopts Paired Plans, each Plan must have the same Plan Year.

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19.7     ANNUITY CONTRACT. Any annuity contract distributed under the Plan must be nontransferable. In addition, the terms of any annuity contract purchased and distributed to a Participant or to a Participant's spouse must comply with all requirements under this Plan.

19.8 USE OF IRS COMPLIANCE PROGRAMS. Nothing in this Plan document should be construed to limit the availability of the IRS' voluntary compliance programs, including the IRS Administrative Policy Regarding Self-Correction (APRSC) program. An Employer may take whatever corrective actions are permitted under the IRS voluntary compliance programs, as is deemed appropriate by the Plan Administrator or Employer.

19.9 LOSS OF PROTOTYPE STATUS. If the Plan as adopted by the Employer fails to attain or retain qualification, such Plan will no longer qualify as a Prototype Plan and will be considered an individually-designed plan.

19.10 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and enforced in accordance with the provisions of applicable Federal Law and, to the extent applicable, the laws of the state in which the Trustee has its principal place of business. The foregoing provisions of this Section shall not preclude the Employer and the Trustee from agreeing to a different state law with respect to the construction, administration and enforcement of the Plan.

19.11 WAIVER OF NOTICE. Any person entitled to a notice under the Plan may waive the right to receive such notice, to the extent such a waiver is not prohibited by law, regulation or other pronouncement.

19.12 USE OF ELECTRONIC MEDIA. The Plan Administrator may use telephonic or electronic media to satisfy any notice requirements required by this Plan, to the extent permissible under regulations (or other generally applicable guidance). In addition, a Participant's consent to immediate distribution, as required by Article 8, may be provided through telephonic or electronic means, to the extent permissible under regulations (or other generally applicable guidance). The Plan Administrator also may use telephonic or electronic media to conduct plan transactions such as enrolling participants, making (and changing) salary reduction elections, electing (and changing) investment allocations, applying for Plan loans, and other transactions, to the extent permissible under regulations (or other generally applicable guidance).

19.13 SEVERABILITY OF PROVISIONS. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, the remaining provisions under the Plan shall be construed as if the illegal, invalid or unenforceable provisions had never been included in the Plan.

19.14 BINDING EFFECT. The Plan, and all actions and decisions made thereunder, shall be binding upon all applicable parties, and their heirs, executors, administrators, successors and assigns.

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                                   ARTICLE 20
                       GUST ELECTIONS AND EFFECTIVE DATES

The provisions of this Plan are generally effective as of the Effective Date designated on the Signature Page of the Agreement. Appendix A of the Agreement also allows for special effective dates for specified provisions of the Plan, which override the general Effective Date under the Agreement. Section 22.96 refers to a series of laws that have been enacted since 1994 as the GUST Legislation, for which extended time (known as the remedial amendment period) was provided to Employers to conform their plan documents to such laws. This Article prescribes special effective date rules for conforming plans to the GUST Legislation.

20.1 GUST EFFECTIVE DATES. If the Agreement is adopted within the remedial amendment period for the GUST Legislation, and the Plan has not previously been restated to comply with the GUST Legislation, then special effective dates apply to certain provisions. These special effective dates apply to the appropriate provisions of the Plan, even if such special effective dates are earlier than the Effective Date identified on the Signature Page of the Agreement. The Employer may specify in elections provided in Appendix B of the Agreement, how the Plan was operated to comply with the GUST Legislation. Appendix B need only be completed if the Employer operated this Plan in a manner that is different from the default provisions contained in this Plan or the elective choices made under the Agreement. If the Employer did not operate the Plan in a manner that is different from the default provisions or elective provisions of the Plan or, if the Plan is not being restated for the first time to comply with the GUST Legislation, and prior amendments or restatements of the Plan satisfied the requirement to amend timely to comply with the GUST Legislation, Appendix B need not be completed and may be removed from the Agreement.

         If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the Effective Date of the plan merger(s), unless provided otherwise under Appendix A-12 of the Agreement [Appendix A-16 of the 401(k) Agreement]. If the merging plan(s) have not been amended to comply with the changes required under the GUST Legislation, the merging plan(s) will be deemed amended retroactively for such required changes by operation of this Agreement. The provisions required by the GUST Legislation (as provided under this BPD and related Agreements) will be effective for purposes of the merging plan(s) as of the same effective date that is specified for that GUST provision in this BPD and Appendix B of the Agreement (even if that date precedes the general Effective Date specified in the Agreement).

20.2 HIGHLY COMPENSATED EMPLOYEE DEFINITION. The definition of Highly Compensated Employee under Section 22.99 is modified effective for Plan Years beginning after December 31, 1996. Under the current definition of Highly Compensated Employee, the Employer must designate under the Plan whether it is using the Top-Paid Group Test and whether it is using the Calendar Year Election or, for the 1997 Plan Year, whether it used the Old-Law Calendar Year Election.

         (A) TOP-PAID GROUP TEST. In determining whether an Employee is a Highly Compensated Employee, the Top-Paid Group Test under
                  Section 22.99(b)(4) does not apply unless the Employer specifically elects under Part 13, #50.a. of the Agreement [Part 13, #68.a. of the 401(k) Agreement] to have the Top-Paid Group Test apply. The Employer's election to use or not use the Top-Paid Group Test generally applies for all years beginning with the Effective Date of the Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Top-Paid Group Test election for all years prior to the date this Plan restatement is adopted, Appendix B-1.a. of the Agreement also permits the Employer to override the Top-Paid Group Test election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

         (B) CALENDAR YEAR ELECTION. In determining whether an Employee is a Highly Compensated Employee, the Calendar Year Election under Section 22.99(b)(5) does not apply unless the Employer specifically elects under Part 13, #50.b. of the Agreement [Part 13, #68.b. of the 401(k) Agreement] to have the Calendar Year Election apply. The Employer's election to use or not use the Calendar Year Election is generally effective for all years beginning with the Effective Date of this Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Calendar Year Election for all years prior to the date this Plan restatement is adopted, Appendix B-1.b. of the Agreement permits the Employer to override the Calendar Year Election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

         (C) OLD-LAW CALENDAR YEAR ELECTION. In determining whether an Employee was a Highly Compensated Employee for the Plan Year beginning in 1997, a special Old-Law Calendar Year Election was available. (See Section 22.99(b)(6) for the definition of the Old-Law Calendar Year Election.) Appendix B-1.c. of the Agreement permits the Employer to designate whether it used the Old-Law Calendar Year Election for the 1997 Plan Year. If the Employer did not use the Old-Law Calendar Year Election, the election in Appendix B-1.c. need not be completed.

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20.3     REQUIRED MINIMUM DISTRIBUTIONS. Appendix B-2 of the Agreement permits the Employer to designate how it complied with the GUST Legislation changes to the required minimum distribution rules. Section 10.4 describes the application of the GUST Legislation changes to the required minimum distribution rules.

20.4 $5,000 INVOLUNTARY DISTRIBUTION THRESHOLD. For Plan Years beginning on or after August 5, 1997, a Participant (and spouse, if the Joint and Survivor Annuity rules apply under Article 9) must consent to a distribution from the Plan if the Participant's vested Account Balance exceeds $5,000. (See Section 8.3(e) for the applicable rules for determining the value of a Participant's vested Account Balance.) For Plan Years beginning before August 5, 1997, the consent threshold was $3,500 instead of $5,000.

         The increase in the consent threshold to $5,000 is generally effective for Plan Years beginning on or after August 5, 1997. However, because the Employer may not have operated the Plan consistent with the $5,000 threshold for all years prior to the date this Plan restatement was adopted, Appendix B-3.a. of the Agreement permits the Employer to designate the Plan Year during which it began applying the higher $5,000 consent threshold. If the Employer began applying the $5,000 consent threshold for Plan Years beginning on or after August 5, 1997, Appendix B-3.a. need not be completed. If the Employer did not begin using the $5,000 consent threshold until some later date, the Employer must designate the appropriate date in Appendix B-3.a.

20.5 REPEAL OF FAMILY AGGREGATION FOR ALLOCATION PURPOSES. For Plan Years beginning on or after January 1, 1997, the family aggregation rules were repealed. For Plan Years beginning before January 1, 1997, the family aggregation rules required that family members of a Five-Percent Owner or one of the 10 Employees with the highest ownership interest in the Employer were aggregated as a single Highly Compensated Employee for purposes of determining such individuals' share of any contributions under the Plan. In determining the allocation for such aggregated individuals, the Compensation Dollar Limitation (as defined in Section 22.32) was applied on an aggregated basis with respect to the Five-Percent Owner or top-10 owner, his/her spouse, and his/her minor children (under the age of 19).

         The family aggregation rules were repealed effective for Plan Years beginning on or after January 1, 1997. However, because the Employer may not have operated the Plan consistent with the repeal of family aggregation for all years prior to the date this Plan restatement is adopted, Appendix B-3.b. of the Agreement permits the Employer to designate the Plan Year during which it repealed family aggregation for allocation purposes. If the Employer implemented the repeal of family aggregation for Plan Years beginning on or after January 1, 1997, Appendix B-3.b. need not be completed. If the Employer did not implement the repeal of family aggregation until some later date, the Employer must designate the appropriate date in Appendix B-3.b.

20.6 ADP/ACP TESTING METHODS. The GUST Legislation modified the nondiscrimination testing rules for Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions, effective for Plan Years beginning after December 31, 1996. For purposes of applying the ADP Test and ACP Test under the 401(k) Agreement, the Employer must designate the testing methodology used for each Plan Year. (See Article 17 for the definition of the ADP Test and the ACP Test and the applicable testing methodology.)

         Part 4F of the 401(k) Agreement contains elective provisions for the Employer to designate the testing methodology it will use in performing the ADP Test and the ACP Test. Appendix B-5.a. of the 401(k) Agreement contains elective provisions for the Employer to designate the testing methodology it used for Plan Years that began before the adoption of the Agreement.

20.7 SAFE HARBOR 401(K) PLAN. Effective for Plan Years beginning after December 31, 1998, the Employer may elect under Part 4E of the 401(k) Agreement to apply the Safe Harbor 401(k) Plan provisions. To qualify as a Safe Harbor 401(k) Plan for a Plan Year, the Plan must be identified as a Safe Harbor 401(k) Plan for such year.

         If the Employer elects under Part 4E to apply the Safe Harbor 401(k) Plan provisions, the Plan generally will be considered a Safe Harbor Plan for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later). Likewise, if the Employer does not elect to apply the Safe Harbor 401(k) provisions, the Plan generally will not be considered a Safe Harbor Plan for such year. However, because the Employer may have operated the Plan as a Safe Harbor 401(k) Plan for Plan Years prior to the Effective Date of this Plan or may not have operated the Plan consistent with its election under Part 4E to apply (or to not apply) the Safe Harbor 401(k) Plan provisions for all years prior to the date this Plan restatement is adopted, Appendix B-5.b. of the 401(k) Agreement permits the Employer to designate any Plan Year in which the Plan was (or was not) a Safe Harbor 401(k) Plan. Appendix B-5.b. should only be completed if the Employer operated this Plan prior to date it was actually adopted in a manner that is inconsistent with the election made under Part 4E of the Agreement.

         If the Employer elects under Appendix B-5.b. of the Agreement to apply the Safe Harbor 401(k) Plan provisions for any Plan Year beginning prior to the date this Plan is adopted, the Plan must have complied with the requirements under Section 17.6 for such year. The type and amount of the Safe Harbor Contribution for such Plan Year(s) is the type and amount of contribution described in the Participant notice issued pursuant to Section 17.6(a)(4) for such Plan Year.


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                                   ARTICLE 21
                PARTICIPATION BY RELATED EMPLOYERS (CO-SPONSORS)


21.1 CO-SPONSOR ADOPTION PAGE. A Related Employer may elect to participate under this Plan by executing a Co-Sponsor Adoption Page under the Agreement. By executing a Co-Sponsor Adoption Page, the Co-Sponsor adopts all the provisions of the Plan, including the elective choices made by the Employer under the Agreement. The Co-Sponsor is also bound by any amendments made to the Plan in accordance with Article 18. The Co-Sponsor agrees to use the same Trustee as is designated on the Trustee Declaration under the Agreement, except as provided in a separate trust agreement authorized under Article 12.

21.2 PARTICIPATION BY EMPLOYEES OF CO-SPONSOR. A Related Employer may not contribute to this Plan unless it executes the Co-Sponsor Adoption Page. (See Section 1.3 for a discussion of the eligibility rules as they apply to Employees of Related Employers who do not execute a Co-Sponsor Adoption Page.) However, in applying the provisions of this Plan, Total Compensation (as defined in Section 22.197) includes amounts earned with a Related Employer, regardless of whether such Related Employer executes a Co-Sponsor Adoption Page. The Employer may elect under Part 3, #10.b.(7) of the Nonstandardized Agreement [Part 3, #10.i. of the Nonstandardized 401(k) Agreement] to exclude amounts earned with a Related Employer that does not execute a Co-Sponsor Page for purposes of determining an Employee's Included Compensation under the Plan.

21.3 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES. Unless selected otherwise under the Co-Sponsor Adoption Page, any contributions made by a Co-Sponsor (and any forfeitures relating to such contributions) will be allocated to all Eligible Participants employed by the Employer and Co-Sponsors in accordance with the provisions under this Plan. Under a Nonstandardized Agreement, a Co-Sponsor may elect under the Co-Sponsor Page to allocate its contributions (and forfeitures relating to such contributions) only to the Eligible Participants employed by the Co-Sponsor making such contributions. If so elected, Employees of the Co-Sponsor will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Related Employer (except in such individual's capacity as an Employee of that other Related Employer). Where contributions are allocated only to the Employees of a contributing Co-Sponsor, the Plan Administrator will maintain a separate accounting of an Employee's Account Balance attributable to the contributions of a particular Co-Sponsor. This separate accounting is necessary only for contributions that are not 100% vested, so that the allocation of forfeitures attributable to such contributions can be allocated for the benefit of the appropriate Employees. An election to allocate contributions and forfeitures only to the Eligible Participants employed by the Co-Sponsor making such contributions will preclude the Plan from satisfying the nondiscrimination safe harbor rules under Treas. Reg. ss.1.401(a)(4)-2 and may require additional nondiscrimination testing.

21.4 CO-SPONSOR NO LONGER A RELATED EMPLOYER. If a Co-Sponsor becomes a Former Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction, the Co-Sponsor will cease to participate in the Plan as soon as administratively feasible. If the transition rule under Code ss.410(b)(6)(C) applies, the Co-Sponsor will cease to participate in the Plan as soon as administratively feasible after the end of the transition period described in Code ss.410(b)(6)(C). If a Co-Sponsor ceases to be a Related Employer under this Section 21.4, the following procedures may be followed to discontinue the Co-Sponsor's participation in the Plan.

         (A) MANNER OF DISCONTINUING PARTICIPATION. To document the cessation of participation by a Former Related Employer, the Former Related Employer may discontinue its participation as follows: (1) the Former Related Employer adopts a resolution that formally terminates active participation in the Plan as of a specified date, (2) the Employer that has executed the Signature Page of the Agreement reexecutes such page, indicating an amendment by page substitution through the deletion of the Co-Sponsor Adoption Page executed by the Former Related Employer, and (3) the Former Related Employer provides any notices to its Employees that are required by law. Discontinuance of participation means that no further benefits accrue after the effective date of such discontinuance with respect to employment with the Former Related Employer. The portion of the Plan attributable to the Former Related Employer may continue as a separate plan, under which benefits may continue to accrue, through the adoption by the Former Related Employer of a successor plan (which may be created through the execution of a separate Agreement by the Former Related Employer) or by spin-off of that portion of the Plan followed by a merger or transfer into another existing plan, as specified in a merger or transfer agreement.

         (B) MULTIPLE EMPLOYER PLAN. If, after a Co-Sponsor becomes a Former Related Employer, its Employees continue to accrue benefits under this Plan, the Plan will be treated as a multiple employer plan to the extent required by law. So long as the discontinuance procedures of this Section are satisfied, such treatment as a multiple employer plan will not affect reliance on the favorable IRS letter issued to the Prototype Sponsor or any determination letter issued on the Plan.

21.5 SPECIAL RULES FOR STANDARDIZED AGREEMENTS. As stated in Section 1.3(b) of this BPD, under a Standardized Agreement each Related Employer (who has Employees who may be eligible to participate in the Plan) is required to execute a Co-Sponsor Adoption Page. If a Related Employer fails to execute a Co-Sponsor Adoption Page, the Plan will be treated as an individually-designed plan, except as provided in subsections (a)


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         and (b) below. Nothing in this Plan shall be construed to treat a
         Related Employer as participating in the Plan in the absence of a Co-Sponsor Adoption Page executed by that Related Employer.

         (A) NEW RELATED EMPLOYER. If an organization becomes a New Related Employer after the Effective Date of the Agreement by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction, the New Related Employer must execute a Co-Sponsor Page no later than the end of the transition period described in Code ss.410(b)(6)(C). Participation of the New Related Employer must be effective no later than the first day of the Plan Year that begins after such transition period ends. If the transition period in Code ss.410(b)(6)(C) is not applicable, the effective date of the New Related Employer's participation in the Plan must be no later than the date it became a Related Employer.

         (B) FORMER RELATED EMPLOYER. If an organization ceases to be a Related Employer (Former Related Employer), the provisions of
                  Section 21.4, relating to discontinuance of participation, apply.

                  Under the Standardized Agreement, if the rules of subsections
                  (a) or (b) are followed, the Employer may continue to rely on the favorable IRS letter issued to the Prototype Sponsor during any period in which a New Related Employer is not participating in the Plan or a Former Related Employer continues to participate in the Plan. If the rules of subsections (a) or (b) are not followed, the Plan is treated as an individually-designed plan for any period of such noncompliance.


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                                   ARTICLE 22
                                PLAN DEFINITIONS

This Article contains definitions for common terms that are used throughout the Plan. All capitalized terms under the Plan are defined in this Article. Where applicable, this Article will refer to other Sections of the Plan where the term is defined.

22.1 ACCOUNT. The separate Account maintained for each Participant under the Plan. To the extent applicable, a Participant may have any (or all) of the following separate sub-Accounts within his/her Account: Employer Contribution Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Contribution Account, and Transfer Account. The Transfer Account also may have any (or all) of the sub-Accounts listed above. The Plan Administrator may maintain other sub-Accounts, if necessary, for proper administration of the Plan.

22.2 ACCOUNT BALANCE. A Participant's Account Balance is the total value of all Accounts (whether vested or not) maintained for the Participant. A Participant's vested Account Balance includes only those amounts for which the Participant has a vested interest in accordance with the provisions under Article 4 and Part 6 of the Agreement. A Participant's
         Section 401(k) Deferral Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, and Rollover Contribution Account are always 100% vested.

22.3 ACCRUED BENEFIT. If referred to in the context of a Defined Contribution Plan, the Accrued Benefit is the Account Balance. If referred to in the context of a Defined Benefit Plan, the Accrued Benefit is the benefit accrued under the benefit formula prescribed by the Defined Benefit Plan.

22.4 ACP -- AVERAGE CONTRIBUTION PERCENTAGE. The average of the contribution percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ACP Test. See Section 17.7(a).

22.5 ACP TEST -- ACTUAL CONTRIBUTION PERCENTAGE TEST. The special nondiscrimination test that applies to Employer Matching Contributions and/or Employee After-Tax Contributions under the 401(k) Agreement. See
         Section 17.3.

22.6 ACTUAL HOURS CREDITING METHOD. The Actual Hours Crediting Method is a method for counting service for purposes of Plan eligibility and vesting. Under the Actual Hours Crediting Method, an Employee is credited with the actual Hours of Service the Employee completes with the Employer or the number of Hours of Service for which the Employee is paid (or entitled to payment).

22.7     ADOPTION AGREEMENT. See the definition for Agreement.

22.8 ADP -- AVERAGE DEFERRAL PERCENTAGE. The average of the deferral percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ADP Test. See Section 17.7(b).

22.9 ADP TEST -- ACTUAL DEFERRAL PERCENTAGE TEST. The special nondiscrimination test that applies to Section 401(k) Deferrals under the 401(k) Agreement. See Section 17.2.

22.10 AGREEMENT. The Agreement (sometimes referred to as the "Adoption Agreement") contains the elective provisions under the Plan that an Employer completes to supplement or modify the provisions under the BPD. Each Employer that adopts this Plan must complete and execute the appropriate Agreement. An Employer may adopt more than one Agreement under this Prototype Plan. Each executed Agreement is treated as a separate Plan and Trust. For example, if an Employer executes a profit sharing plan Agreement and a money purchase plan Agreement, the Employer is treated as maintaining two separate Plans under this Prototype Plan document. An Agreement is treated as a single Plan, even if there is one or more executed Co-Sponsor Adoption Pages associated with the Agreement.

22.11 AGGREGATE LIMIT. The limit imposed under the Multiple Use Test on amounts subject to both the ADP Test and the ACP Test. See Section 17.4(a).

22.12 ALTERNATE PAYEE. A person designated to receive all or a portion of the Participant's benefit pursuant to a QDRO. See Section 11.5.

22.13 ANNIVERSARY YEAR METHOD. A method for determining Eligibility Computation Periods after an Employee's initial Eligibility Computation Period. See Section 1.4(c)(2) for more detailed discussion of the Anniversary Year Method.

22.14 ANNIVERSARY YEARS. An alternative period for measuring Vesting Computation Periods. See Section 4.4.

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22.15    ANNUAL ADDITIONS. The amounts taken into account under a Defined
         Contribution Plan for purposes of applying the limitation on allocations under Code ss.415. See Section 7.4(a) for the definition of Annual Additions.

22.16 ANNUAL ADDITIONS LIMITATION. The limit on the amount of Annual Additions a Participant may receive under the Plan during a Limitation Year. See Article 7.

22.17 ANNUITY STARTING DATE. This Plan does not use the term Annuity Starting Date. To determine whether the notice and consent requirements in Articles 8 and 9 are satisfied, the Distribution Commencement Date (see
         Section 22.56) is used, even for a distribution that is made in the form of an annuity. However, the payment made on the Distribution Commencement Date under an annuity form of payment may reflect annuity payments that are calculated with reference to an "annuity starting date" that occurs prior to the Distribution Commencement Date (e.g., the first day of the month in which the Distribution Commencement Date falls).

22.18 APPLICABLE LIFE EXPECTANCY. The Life Expectancy used to determine a Participant's required minimum distribution under Article 10. See
         Section 10.3(d).

22.19 APPLICABLE PERCENTAGE. The maximum percentage of Excess Compensation that may be allocated to Eligible Participants under the Permitted Disparity Method. See Article 2.

22.20 AVERAGE COMPENSATION. The average of a Participant's annual Included Compensation during the Averaging Period designated under Part 3, #11 of the target benefit plan Agreement. See Section 2.5(d)(1) for a complete definition of Average Compensation.

22.21 AVERAGING PERIOD. The period used for determining an Employee's Average Compensation. Unless modified under Part 3, #11.a. of the target benefit plan Agreement, the Averaging Period is the three (3) consecutive Measuring Periods during the Participant's Employment Period which produces the highest Average Compensation.

22.22 BALANCE FORWARD METHOD. A method for allocating net income or loss to Participants' Accounts based on the Account Balance as of the most recent Valuation Date under the Plan. See Section 13.4(a).

22.23    BASIC PLAN DOCUMENT. See the definition for BPD.

22.24 BENEFICIARY. A person designated by the Participant (or by the terms of the Plan) to receive a benefit under the Plan upon the death of the Participant. See Section 8.4(c) for the applicable rules for determining a Participant's Beneficiaries under the Plan.

22.25 BPD. The BPD (sometimes referred to as the "Basic Plan Document") is the portion of the Plan that contains the non-elective provisions. The provisions under the BPD may be supplemented or modified by elections the Employer makes under the Agreement or by separate governing documents that are expressly authorized by the BPD.

22.26 BREAK-IN-SERVICE - ELIGIBILITY. Generally, an Employee incurs a Break-in-Service for eligibility purposes for each Eligibility Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under Part 7 of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for eligibility purposes, a Break in Service will occur for any Eligibility Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 1.6 for a discussion of the eligibility Break-in-Service rules. Also see
         Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.27 BREAK-IN-SERVICE - VESTING. Generally, an Employee incurs a Break-in-Service for vesting purposes for each Vesting Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under
         Part 7 of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for vesting purposes, a Break in Service will occur for any Vesting Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 4.6 for a discussion of the vesting Break-in-Service rules. Also see Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.28 CALENDAR YEAR ELECTION. A special election used for determining the Lookback Year in applying the Highly Compensated Employee test under
         Section 22.99.

22.29 CASH-OUT DISTRIBUTION. A total distribution made to a partially vested Participant upon termination of participation under the Plan. See
         Section 5.3(a) for the rules regarding the forfeiture of nonvested benefits upon a Cash-Out Distribution from the Plan.

22.30    CODE. The Internal Revenue Code of 1986, as amended.

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22.31    CODE SS.415 SAFE HARBOR COMPENSATION. An optional definition of compensation used to determine Total Compensation. This definition may be selected under Part 3, #9.c. of the Agreement. See Section 22.197(c) for the definition of Code ss.415 Safe Harbor Compensation.

22.32 COMPENSATION DOLLAR LIMITATION. The maximum amount of compensation that can be taken into account for any Plan Year for purposes of determining a Participant's Included Compensation (see Section 22.102) or Testing Compensation (see Section 22.190). For Plan Years beginning on or after January 1, 1994, the Compensation Dollar Limitation is $150,000, as adjusted for increases in the cost-of-living in accordance with Code ss.401(a)(17)(B).

         In determining the Compensation Dollar Limitation for any applicable period for which Included Compensation or Testing Compensation is being determined (the "determination period"), the cost-of-living adjustment in effect for a calendar year applies to any determination period beginning with or within such calendar year. If a determination period consists of fewer than 12 months, the Compensation Dollar Limitation for such period is an amount equal to the otherwise applicable Compensation Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. A determination period will not be considered to be less than 12 months merely because compensation is taken into account only for the period the Employee is an Eligible Participant. If Section 401(k) Deferrals, Employer Matching Contributions, or Employee After-Tax Contributions are separately determined for each pay period, no proration of the Compensation Dollar Limitation is required with respect to such pay periods.

         For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the Compensation Dollar Limitation taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code ss.415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

         If compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the compensation for such prior determination period is subject to the applicable Compensation Dollar Limitation in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the Compensation Dollar Limitation in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the Compensation Dollar Limitation in effect for determination periods beginning before that date is $150,000.

22.33 CO-SPONSOR. A Related Employer that adopts this Plan by executing the Co-Sponsor Adoption Page under the Agreement. See Article 21 for the rules applicable to contributions and deductions for contributions made by a Co-Sponsor.

22.34 CO-SPONSOR ADOPTION PAGE. The execution page under the Agreement that permits a Related Employer to adopt this Plan as a Co-Sponsor. See
         Article 21.

22.35 COVERED COMPENSATION. The average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. See Section 2.5(d)(2).

22.36 CUMULATIVE DISPARITY LIMIT. A limit on the amount of permitted disparity that may be provided under the target benefit plan Agreement. See Section 2.5(c)(3)(iv).

22.37 CURRENT YEAR TESTING METHOD. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(2) for a discussion of the Current Year Testing Method under the ADP Test and 17.3(a)(2) for a discussion of the Current Year Testing Method under the ACP Test.

22.38 CUSTODIAN. An organization that has custody of all or any portion of the Plan assets. See Section 12.11.

22.39 DAVIS-BACON ACT SERVICE. A Participant's service used to apply the Davis-Bacon Contribution Formula under Part 4 of the Nonstandardized Agreement [Part 4C of the Nonstandardized 401(k) Agreement]. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. See Section 2.2(a)(1).

22.40 DAVIS-BACON CONTRIBUTION FORMULA. The Employer may elect under Part 4 of the Nonstandardized Agreement [Part 4C of the Nonstandardized 401(k) Agreement] to provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. (See Section 2.2(a)(1) (profit sharing plan and 401(k) plan) and Section 2.4(e) (money purchase plan) for special rules regarding the application of the Davis-Bacon Contribution Formula.)

22.41 DEFINED BENEFIT PLAN. A plan under which a Participant's benefit is based solely on the Plan's benefit formula without the establishment of separate Accounts for Participants.

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22.42    DEFINED BENEFIT PLAN FRACTION. A component of the combined limitation test under Code ss.415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See
         Section 7.5 (b)(1).

22.43 DEFINED CONTRIBUTION PLAN. A plan that provides for individual Accounts for each Participant to which all contributions, forfeitures, income, expenses, gains and losses under the Plan are credited or deducted. A Participant's benefit under a Defined Contribution Plan is based solely on the fair market value of his/her vested Account Balance.

22.44 DEFINED CONTRIBUTION PLAN DOLLAR LIMITATION. The maximum dollar amount of Annual Additions an Employee may receive under the Plan. See Section 7.4(b).

22.45 DEFINED CONTRIBUTION PLAN FRACTION. A component of the combined limitation test under Code ss.415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See Section 7.5(b)(2).

22.46 DESIGNATED BENEFICIARY. A Beneficiary who is designated by the Participant (or by the terms of the Plan) and whose Life Expectancy is taken into account in determining minimum distributions under Code ss.401(a)(9). See Article 10.

22.47 DETERMINATION DATE. The date as of which the Plan is tested to determine whether it is a Top-Heavy Plan. See Section 16.3(a).

22.48 DETERMINATION PERIOD. The period during which contributions to the Plan are tested to determine if the Plan is a Top-Heavy Plan. See Section 16.3(b).

22.49 DETERMINATION YEAR. The Plan Year for which an Employee's status as a Highly Compensated Employee is being determined. See Section 22.99(b)(1).

22.50 DIRECTED ACCOUNT. The Plan assets under a Trust which are held for the benefit of a specific Participant. See Section 13.4(b).

22.51 DIRECTED TRUSTEE. A Trustee is a Directed Trustee to the extent that the Trustee's investment powers are subject to the direction of another person. See Section 12.2(b).

22.52 DIRECT ROLLOVER. A rollover, at the Participant's direction, of all or a portion of the Participant's vested Account Balance directly to an Eligible Retirement Plan. See Section 8.8.

22.53 DISABLED. Except as modified under Part 13, #55 of the Agreement [Part 13, #73 of the 401(k) Agreement], an individual is considered Disabled for purposes of applying the provisions of this Plan if the individual is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

22.54 DISCRETIONARY TRUSTEE. A Trustee is a Discretionary Trustee to the extent the Trustee has exclusive authority and discretion to invest, manage or control the Plan assets without direction from any other person. See Section 12.2(a).

22.55 DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. See Section 10.3(f).

22.56 DISTRIBUTION COMMENCEMENT DATE. The date an Employee commences distribution from the Plan. If a Participant commences distribution with respect to a portion of his/her Account Balance, a separate Distribution Commencement Date applies to any subsequent distribution. If distribution is made in the form of an annuity, the Distribution Commencement Date may be treated as the first day of the first period for which annuity payments are made.

22.57 EARLY RETIREMENT AGE. The age and/or Years of Service requirement prescribed by Part 5, #17 of the Agreement [Part 5, #35 of the 401(k) Agreement]. Early Retirement Age may be used to determine distribution rights and/or vesting rights. The Plan is not required to have an Early Retirement Age.

22.58 EARNED INCOME. Earned Income is the net earnings from self-employment in the trade or business with respect to which the Plan is established, and for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code ss.404. Net earnings shall be determined after the deduction allowed to the taxpayer by Code ss.164(f). If Included Compensation is defined to exclude any items of Compensation (other than Elective Deferrals), then for purposes of determining the Included Compensation of a Self-Employed Individual, Earned Income shall be adjusted by multiplying Earned Income by the percentage of Total Compensation that is included for the Eligible Participants who are Nonhighly Compensated Employees. The percentage is determined by calculating the percentage of each Nonhighly Compensated Eligible Participant's Total Compensation that is included in the definition of Included Compensation and averaging those percentages.

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22.59    EFFECTIVE DATE. The date this Plan, including any restatement or amendment of this Plan, is effective. Where the Plan is restated or amended, a reference to Effective Date is the effective date of the restatement or amendment, except where the context indicates a reference to an earlier Effective Date. If this Plan is retroactively effective, the provisions of this Plan generally control. However, if the provisions of this Plan are different from the provisions of the Employer's prior plan and, after the retroactive Effective Date of this Plan, the Employer operated in compliance with the provisions of the prior plan, the provisions of such prior plan are incorporated into this Plan for purposes of determining whether the Employer operated the Plan in compliance with its terms, provided operation in compliance with the terms of the prior plan do not violate any qualification requirements under the Code, regulations, or other IRS guidance.

         The Employer may designate special effective dates for individual provisions under the Plan where provided in the Agreement or under Appendix A of the Agreement. If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the Effective Date of the plan merger(s), unless provided otherwise under Appendix A-12 of the Agreement [Appendix A-16 of the 401(k) Agreement]. See Section 20.1 for special effective date provisions relating to the changes required under the GUST Legislation.

22.60 ELAPSED TIME METHOD. The Elapsed Time Method is a special method for crediting service for eligibility, vesting or for applying the allocation conditions under Part 4 of the Agreement. To apply the Elapsed Time Method for eligibility or vesting, the Employer must elect the Elapsed Time Method under Part 7 of the Agreement. To apply the Elapsed Time Method to determine an Employee's eligibility for an allocation under the Plan, the Employer must elect the Elapsed Time Method under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. and/or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement]. (See Section 6.5(b) for more information on the Elapsed Time Method of crediting service for eligibility and vesting and Section 2.6(c) for information on the Elapsed Time Method for allocation conditions.)

22.61 ELECTIVE DEFERRALS. Section 401(k) Deferrals, salary reduction contributions to a SEP described in Code ss.ss.408(k)(6) and 402(h)(1)(B) (sometimes referred to as a SARSEP), contributions made pursuant to a SalaRy Reduction Agreement to a contract, custodial account or other arrangement described in Code ss.403(b), and elective contributions made to a SIMPLE-IRA plan, as described in Code ss.408(p). Elective Deferrals shall not include any amounts properly distributed as an Excess Amount under ss.415 of the Code.

22.62 ELIGIBILITY COMPUTATION PERIOD. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for eligibility purposes. An Employee's initial Eligibility Computation Period always begins on the Employee's Employment Commencement Date. Subsequent Eligibility Computation Periods are measured under the Shift-to-Plan-Year Method or the Anniversary Year Method. See Section 1.4(c).

22.63 ELIGIBLE PARTICIPANT. Except as provided under Part 1, #6 of the Agreement, an Employee (other than an Excluded Employee) becomes an Eligible Participant on the appropriate Entry Date (as selected under Part 2 of the Agreement) following satisfaction of the Plan's minimum age and service conditions (as designated in Part 1 of the Agreement). See Article 1 for the rules regarding participation under the Plan.

         For purposes of the 401(k) Agreement, an Eligible Participant is any Employee (other than an Excluded Employee) who has satisfied the Plan's minimum age and service conditions designated in Part 1 of the Agreement with respect to a particular contribution. With respect to
         Section 401(k) Deferrals or Employee After-Tax Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for making Section 401(k) Deferrals or Employee After-Tax Contribution is an Eligible Participant with respect to such contributions, even if the Employee chooses not to actually make any such contributions. With respect to Employer Matching Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for receiving such contributions is an Eligible Participant with respect to such contributions, even if the Employee does not receive an Employer Matching Contribution (including forfeitures) because of the Employee's failure to make Section 401(k) Deferrals or Employee After-Tax Contributions, as applicable.

22.64 ELIGIBLE ROLLOVER DISTRIBUTION. An amount distributed from the Plan that is eligible for rollover to an Eligible Retirement Plan. See
         Section 8.8(a).

22.65 ELIGIBLE RETIREMENT PLAN. A qualified retirement plan or IRA that may receive a rollover contribution. See Section 8.8(b).

22.66 EMPLOYEE. An Employee is any individual employed by the Employer (including any Related Employers). An independent contractor is not an Employee. An Employee is not eligible to participate under the Plan if the individual is an Excluded Employee under Section 1.2. (See Section
         1.3 for rules regarding coverage of Employees of Related Employers.) For purposes of applying the provisions under this Plan, a Self-Employed Individual (including a partner in a partnership) is treated as an Employee. A Leased Employee is also treated as an Employee of the recipient organization, as provided in Section 1.2(b).

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22.67    EMPLOYEE AFTER-TAX CONTRIBUTION ACCOUNT. The portion of the
         Participant's Account attributable to Employee After-Tax Contributions.

22.68 EMPLOYEE AFTER-TAX CONTRIBUTIONS. Employee After-Tax Contributions are contributions made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate Employee After-Tax Contribution Account to which earnings and losses are allocated. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. See Section 3.1.

22.69 EMPLOYER. Except as otherwise provided, Employer means the Employer (including a Co-Sponsor) that adopts this Plan and any Related Employer. (See Section 1.3 for rules regarding coverage of Employees of Related Employers. Also see Section 11.8 for operating rules when the Employer is a member of a Related Employer group, and Article 21 for rules that apply to Related Employers that execute a Co-Sponsor Adoption Page under the Agreement.)

22.70 EMPLOYER CONTRIBUTION ACCOUNT. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, the Employer Contribution Account is the portion of the Participant's Account attributable to contributions made by the Employer. If this is a 401(k) plan, the Employer Contribution Account is the portion of the Participant's Account attributable to Employer Nonelective Contributions, other than QNECs or Safe Harbor Nonelective Contributions.

22.71 EMPLOYER CONTRIBUTIONS. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, Employer Contributions are any contributions the Employer makes pursuant to Part 4 of to the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Employer Nonelective Contributions and Employer Matching Contributions, including QNECs, QMACs and Safe Harbor Contributions that the Employer makes under the Plan. Employer Contributions also include any Section 401(k) Deferrals an Employee makes under the Plan, unless the Plan expressly provides for different treatment of Section 401(k) Deferrals.

22.72 EMPLOYER MATCHING CONTRIBUTION ACCOUNT. The portion of the Participant's Account attributable to Employer Matching Contributions, other than QMACs or Safe Harbor Matching Contributions.

22.73 EMPLOYER MATCHING CONTRIBUTIONS. Employer Matching Contributions are contributions made by the Employer on behalf of a Participant on account of Section 401(k) Deferrals or Employee After-Tax Contributions made by such Participant, as designated under Parts 4B(b) of the 401(k) Agreement. Employer Matching Contributions may only be made under the 401(k) Agreement. Employer Matching Contributions also include any QMACs the Employer makes pursuant to Part 4B, #18 of the 401(k) Agreement and any Safe Harbor Matching Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement. See Section 2.3(b).

22.74 EMPLOYER NONELECTIVE CONTRIBUTIONS. Employer Nonelective Contributions are contributions made by the Employer on behalf of Eligible Participants under the 401(k) Plan, as designated under Part 4C of the 401(k) Agreement. Employer Nonelective Contributions also include any QNECs the Employer makes pursuant to Part 4C, #22 of the 401(k) Agreement and any Safe Harbor Nonelective Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement. See Section 2.3(d).

22.75 EMPLOYMENT COMMENCEMENT DATE. The date the Employee first performs an Hour of Service for the Employer. For purposes of applying the Elapsed Time rules under Section 6.5(b), an Hour of Service is limited to an Hour of Service as described in Section 22.101(a).

22.76 EMPLOYMENT PERIOD. The period as defined in Part 3, #11.c. of the target benefit plan Agreement used to determine an Employee's Average Compensation. See Section 2.5(d)(1)(iii).

22.77 ENTRY DATE. The date on which an Employee becomes an Eligible Participant upon satisfying the Plan's minimum age and service conditions. See Section 1.5.

22.78 EQUIVALENCY METHOD. An alternative method for crediting Hours of Service for purposes of eligibility and vesting. To apply, the Employer must elect the Equivalency Method under Part 7 of the Agreement. See
         Section 6.5(a) for a more detailed discussion of the Equivalency
         Method.

22.79    ERISA. The Employee Retirement Income Security Act of 1974, as amended.

22.80 EXCESS AGGREGATE CONTRIBUTIONS. Amounts which are distributed to correct the ACP Test. See Section 17.7(c).

22.81 EXCESS AMOUNT. Amounts which exceed the Annual Additions Limitation. See Section 7.4(c).

22.82 EXCESS COMPENSATION. The amount of Included Compensation which exceeds the Integration Level. Excess Compensation is used for purposes of applying the Permitted Disparity allocation formula under the profit sharing or 401(k) plan Agreement (see Section 2.2(b)(2)) or under the money purchase plan Agreement (see Section 2.4(c)) or for applying the Integration Formulas under the target benefit plan Agreement (see
         Section 2.5(d)(3)).

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22.83    EXCESS CONTRIBUTIONS. Amounts which are distributed to correct the ADP
         Test. See Section 17.7(d).

22.84 EXCESS DEFERRALS. Elective Deferrals that are includible in a Participant's gross income because they exceed the dollar limitation under Code ss.402(g). Excess Deferrals made to this Plan shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year for which the Excess Deferrals are made. See
         Section 17.1.

22.85 EXCLUDED EMPLOYEE. An Employee who is excluded under Part 1, #4 of the Agreement. See Section 1.2.

22.86 FAIL-SAFE COVERAGE PROVISION. A correction provision that permits the Plan to automatically correct a coverage violation resulting from the application of a last day of employment or Hours of Service allocation condition. See Section 2.7.

22.87 FAVORABLE IRS LETTER. A notification letter or opinion letter issued by the IRS to a Prototype Sponsor as to the qualified status of a Prototype Plan. A separate Favorable IRS Letter is issued with respect to each Agreement offered under the Prototype Plan. If the term is used to refer to a letter issued to an Employer with respect to its adoption of this Prototype Plan, such letter is a determination letter issued by the IRS.

22.88 FIVE-PERCENT OWNER. An individual who owns (or is considered as owning within the meaning of Code ss.318) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, a Five-Percent Owner is an individual who owns more than 5 percent of the capital or profits interest of the Employer.

22.89 FIVE-YEAR FORFEITURE BREAK IN SERVICE. A Break in Service rule under which a Participant's nonvested benefit may be forfeited. See Section 4.6(b).

22.90 FLAT BENEFIT. A Nonintegrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation. See Section 2.5(c)(1)(i).

22.91 FLAT EXCESS BENEFIT. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation plus a specified percentage of Excess Compensation. See Section 2.5(c)(2)(i).

22.92 FLAT OFFSET BENEFIT. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation which is offset by a specified percentage of Offset Compensation. See Section
         2.5(c)(2)(iii).

22.93 FORMER RELATED EMPLOYER. A Related Employer (as defined in Section 22.164) that ceases to be a Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section 21.4 for the effect when a Co-Sponsor becomes a Former Related Employer.

22.94 FOUR-STEP FORMULA. A method for allocating certain Employer Contributions under the Permitted Disparity Method. See Section 2.2(b)(2)(ii).

22.95 GENERAL TRUST ACCOUNT. The Plan assets under a Trust which are held for the benefit of all Plan Participants as a pooled investment. See
         Section 13.4(a).

22.96 GUST LEGISLATION. GUST Legislation refers to the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA) the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA '97), and the Internal Revenue Service Restructuring and Reform Act of 1998. See Article 20 for special rules for demonstrating compliance with the qualification changes under the GUST Legislation.

22.97 HARDSHIP. A heavy and immediate financial need which meets the requirements of Section 8.6.

22.98 HIGHEST AVERAGE COMPENSATION. A term used to apply the combined plan limit under Code ss.415(e). See Section 7.5(b)(3).

22.99 HIGHLY COMPENSATED EMPLOYEE. The definition of Highly Compensated Employee under this Section is effective for Plan Years beginning after December 31, 1996. For Plan Years beginning before January 1, 1997, Highly Compensated Employees are determined under Code ss.414(q) as in effect at that time.

         (A) DEFINITION. An Employee is a Highly Compensated Employee for a Plan Year if he/she:

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                  (1)      is a Five-Percent Owner (as defined in Section 22.88)
                           at any time during the Determination Year or the Lookback Year; or

                  (2) has Total Compensation from the Employer for the Lookback Year in excess of $80,000 (as adjusted) and, if elected under Part 13, #50.a. of the Agreement [Part 13, #68.a. of the 401(k) Agreement], is in the Top-Paid Group for the Lookback Year. If the Employer does not specifically elect to apply the Top-Paid Group Test, the Highly Compensated Employee definition will be applied without regard to whether an Employee is in the Top-Paid Group. The $80,000 amount is adjusted at the same time and in the same manner as under Code ss.415(d), except that the base period is the calendar quarter ending September 30, 1996.

         (B) OTHER DEFINITIONS. The following definitions apply for purposes of determining Highly Compensated Employee status under this Section 22.99.

                  (1) DETERMINATION YEAR. The Determination Year is the Plan Year for which the Highly Compensated Employee determination is being made.

                  (2) LOOKBACK YEAR. Unless the Calendar Year Election (or Old-Law Calendar Year Election) applies, the Lookback Year is the 12-month period immediately preceding the Determination Year.

                  (3) TOTAL COMPENSATION. Total Compensation as defined under Section 22.197.

                  (4) TOP-PAID GROUP. An Employee is in the Top-Paid Group for purposes of applying the Top-Paid Group Test if the Employee is one of the top 20% of Employees ranked by Total Compensation. In determining the Top-Paid Group, any reasonable method of rounding or tie-breaking is permitted. For purposes of determining the number of Employees in the Top-Paid Group for any year, Employees described in Code ss.414(q)(5) or applicable regulations may be excluded.

                  (5) CALENDAR YEAR ELECTION. If the Plan Year elected under the Agreement is not the calendar year, for purposes of applying the Highly Compensated Employee test under subsection (a)(2) above, the Employer may elect under Part 13, #50.b. of the Agreement [Part 13, #68.b. of the 401(k) Agreement] to substitute for the Lookback Year the calendar year that begins in the Lookback Year. The Calendar Year Election does not apply for purposes of applying the Five-Percent Owner test under subsection (a)(1) above. If the Employer does not specifically elect to apply the Calendar Year Election, the Calendar Year Election does not apply. The Calendar Year Election should not be selected if the Plan is using a calendar Plan Year.

                  (6) OLD-LAW CALENDAR YEAR ELECTION. A special election available under section 1.414(q)-1T of the temporary Income Tax Regulations and provided for in Notice 97-45 for the Plan Year beginning in 1997 which permitted the Employer to substitute the calendar year beginning with or within the Plan Year for the Lookback Year in applying subsections (a)(1) and
                           (a)(2) above. If the 1997 Plan Year was a calendar year, the effect of the Old-Law Calendar Year Election was to treat the Determination Year and the Lookback Year as the same 12-month period. The Employer may elect to apply the Old-Law Calendar Year Election under Appendix B-1.c. of the Agreement. See
                           Section 20.2(c).

         (C) APPLICATION OF HIGHLY COMPENSATED EMPLOYEE DEFINITION. In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code ss.414(q) as described above are treated as having been in effect for years beginning in 1996. In determining an Employee's status as a highly compensated former employee, the rules for the applicable Determination Year apply in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

22.100 HIGHLY COMPENSATED EMPLOYEE GROUP. The group of Highly Compensated Employees who are included in the ADP Test and/or the ACP Test. See
         Section 17.7(e).

22.101 HOUR OF SERVICE. Each Employee will receive credit for each Hour of Service as defined in this Section 22.101. An Employee will not receive credit for the same Hour of Service under more than one category listed below.

         (A) PERFORMANCE OF DUTIES. Hours of Service include each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

         (B) NONPERFORMANCE OF DUTIES. Hours of Service include each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment

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                  relationship has terminated) due to vacation, holiday,
                  illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to ss.2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

         (C) BACK PAY AWARD. Hours of Service include each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection
                  (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (D) RELATED EMPLOYERS/LEASED EMPLOYEES. For purposes of crediting Hours of Service, all Related Employers are treated as a single Employer. Hours of Service will be credited for employment with any Related Employer. Hours of Service also include hours credited as a Leased Employee for a recipient organization.

         (E) MATERNITY/PATERNITY LEAVE. Solely for purposes of determining whether a Break in Service has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

22.102 INCLUDED COMPENSATION. Included Compensation is Total Compensation, as modified under Part 3, #10 of the Agreement, used to determine allocations of contributions and forfeitures. Under the Nonstandardized Agreement, Included Compensation generally includes amounts an Employee earns with a Related Employer that has not executed a Co-Sponsor Adoption Page under the Agreement. However, the Employer may elect under Part 3, #10.b.(7) of the Nonstandardized Agreement [Part 3, #10.i. of the Nonstandardized 401(k) Agreement] to exclude all amounts earned with a Related Employer that has not executed a Co-Sponsor Adoption Page. Under the Standardized Agreement, Included Compensation always includes all compensation earned with all Related Employers, without regard to whether the Related Employer executes the Co-Sponsor Adoption Page. (See Section 21.5.) In no case may Included Compensation for any Participant exceed the Compensation Dollar Limitation as defined in Section 22.32. Included Compensation does not include any amounts earned while an individual is an Excluded Employee (as defined in Section 1.2 of this BPD).

         The Employer may select under Part 3, #10 of the 401(k) Agreement to provide a different definition of Included Compensation for determining
         Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless otherwise provided in Part 3, #10.j. of the Nonstandardized 401(k) Agreement, the definition of Included Compensation chosen for Section 401(k) Deferrals also applies to any Employee After-Tax Contributions and to any Safe Harbor Contributions designated under Part 4E of the Agreement; the definition of Included Compensation chosen for Employer Matching Contributions also applies to any QMACs; and the definition of Included Compensation chosen for Employer Nonelective Contributions also applies to any QNECs.

         The Employer may elect to exclude from the definition of Included Compensation any of the amounts permitted under Part 3, #10 of the Agreement. However, to use the same definition of compensation for purposes of nondiscrimination testing, the definition of Included Compensation must satisfy the nondiscrimination requirements of Code ss.414(s). The definition of Included Compensation will be deemed to be nondiscriminatory under Code ss.414(s) if the only amounts excluded are amounts under Part 3, #10.b.(1) - (3) of the Nonstandardized Agreement [Part 3, #10.c. - e. of the Nonstandardized 401(k) Agreement]. Any other exclusions could cause the definition of Included Compensation to fail to satisfy the nondiscrimination requirements of Code ss.414(s). If the definition of Included Compensation fails to satisfy the nondiscrimination requirements of Code ss.414(s), additional nondiscrimination testing may have to be performed to demonstrate compliance with the nondiscrimination requirements. The definition of Included Compensation under the Standardized Agreements must satisfy the nondiscrimination requirements under Code ss.414(s).

         If the Plan uses a Permitted Disparity Method under Part 4 of the Agreement or if the Plan is a Safe Harbor 401(k) Plan, the definition of Included Compensation must satisfy the nondiscrimination requirements under Code ss.414(s). Therefore, any exclusions from Included Compensation under Part 3, #10.b.(4) - (8) of the Nonstandardized Agreement [Part 3, #10.f. - j. of the Nonstandardized 401(k) Agreement] will apply only to Highly Compensated Employees, unless specifically provided otherwise under Part 3, #10.b.(8). of the Nonstandardized Agreement [Part 3, #10.j. of the Nonstandardized 401(k) Agreement].

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         The Employer may elect under Part 3, #10.b.(1) of the Agreement [Part
         3, #10.c. of the 401(k) Agreement] to exclude Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code ss.457 plan, and qualified transportation fringes under Codess.132(f)(4). Generally, the exclusion of qualified transportation fringes is effective for Plan Years beginning on or after January 1, 2001. However, the Employer may elect an earlier effective date under Appendix B-3.c. of the Agreement.

22.103 INSURER. An insurance company that issues a life insurance policy on behalf of a Participant under the Plan in accordance with the requirements under Article 15.

22.104 INTEGRATED BENEFIT FORMULA. A benefit formula under Part 4 of the target benefit plan Agreement that takes into account an Employee's Social Security benefits. See Section 2.5(c)(2).

22.105 INTEGRATION LEVEL. The amount used for purposes of applying the Permitted Disparity Method allocation formula (or the Integrated Benefit Formulas under the target benefit plan Agreement). The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4 of the Agreement.

22.106 INVESTMENT MANAGER. A person (other than the Trustee) who (a) has the power to manage, acquire, or dispose of Plan assets (b) is an investment adviser, a bank, or an insurance company as described in ss.3(38)(B) of ERISA, and (c) acknowledges fiduciary responsibility to the Plan in writing.

22.107 KEY EMPLOYEE. Employees who are taken into account for purposes of determining whether the Plan is a Top-Heavy Plan. See Section 16.3(c).

22.108 LEASED EMPLOYEE. An individual who performs services for the Employer pursuant to an agreement between the Employer and a leasing organization, and who satisfies the definition of a Leased Employee under Code ss.414(n). See Section 1.2(b) for rules regarding the treatment of a Leased Employee as an Employee of the Employer.

22.109 LIFE EXPECTANCY. A Participant's and/or Designated Beneficiary's life expectancy used for purposes of determining required minimum distributions under the Plan. See Section 10.3(e).

22.110 LIMITATION YEAR. The measuring period for determining whether the Plan satisfies the Annual Additions Limitation under Section 7.4(d).

22.111 LOOKBACK YEAR. The 12-month period immediately preceding the current Plan Year during which an Employee's status as Highly Compensated Employee is determined. See Section 22.99(b)(2).

22.112 MAXIMUM DISPARITY PERCENTAGE. The maximum amount by which the designated percentage of Excess Compensation under an Excess Benefit formula under Part 4 of the target benefit plan Agreement may exceed the designated percentage of Average Compensation. See Section 2.5(c)(3)(i).

22.113 MAXIMUM OFFSET PERCENTAGE. The maximum amount that may be designated as the offset percentage under an Offset Benefit formula under Part 4 of the target benefit plan Agreement. See Section 2.5(c)(3)(ii).

22.114 MAXIMUM PERMISSIBLE AMOUNT. The maximum amount that may be allocated to a Participant's Account within the Annual Additions Limitation. See
         Section 7.4(e).

22.115 MEASURING PERIOD. The period for which Average Compensation or Offset Compensation is measured under the target benefit plan Agreement. Unless elected otherwise under Part 3, #11.b. or Part 3, #12.a. of the target benefit plan Agreement, as applicable, the Measuring Period is the Plan Year (or the 12-month period ending on the last day of the Plan Year for a short Plan Year). See Sections 2.5(d)(1)(ii) and 2.5(d)(5)(i).

22.116 MULTIPLE USE TEST. A special nondiscrimination test that applies when the Plan must perform both the ADP Test and the ACP Test in the same Plan Year. See Section 17.4.

22.117 NAMED FIDUCIARY. The Plan Administrator or other fiduciary named by the Plan Administrator to control and manage the operation and administration of the Plan. To the extent authorized by the Plan Administrator, a Named Fiduciary may delegate its responsibilities to a third party or parties. The Employer shall also be a Named Fiduciary.

22.118 NET PROFITS. The Employer's net income or profits that may be used to limit the amount of Employer Contributions made under the Plan. See
         Section 2.2(a)(2).

22.119 NEW RELATED EMPLOYER. An organization that becomes a Related Employer (as defined in Section 22.164) with the Employer by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section 21.5 for special procedures under a Standardized Agreement when there is a New Related Employer.

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22.120   NONHIGHLY COMPENSATED EMPLOYEE. Any Employee who is not a Highly
         Compensated Employee. See Section 22.99 for the definition of Highly Compensated Employee.

22.121 NONHIGHLY COMPENSATED EMPLOYEE GROUP. The group of Nonhighly Compensated Employees included in the ADP Test and/or the ACP Test. See
         Section 17.7(f).

22.122 NONINTEGRATED BENEFIT FORMULA. A benefit formula under Part 4 of the target benefit plan Agreement that does not take into account an Employee's Social Security benefits. See Section 2.5(c)(1).

22.123 NON-KEY EMPLOYEE. Any Employee who is not a Key Employee. (See Section 16.3(c).)

22.124 NONRESIDENT ALIEN EMPLOYEES. An Employee who is neither a citizen of the United States nor a resident of the United States for U.S. tax purposes (as defined in Code ss.7701(b)), and who does not have any earned income (as defined in Code ss.911) for the Employer that constitutes U.S. source income (within the meaning of Code ss.861). If a Nonresident Alien Employee has U.S. source income, he/she is treated as satisfying this definition if all of his/her U.S. source income from the Employer is exempt from U.S. income tax under an applicable income tax treaty.

22.125 NONSTANDARDIZED AGREEMENT. An Agreement under this Prototype Plan under which an adopting Employer may not rely on a Favorable IRS Letter issued to the Prototype Sponsor. In order to have reliance from the IRS that the form of the Plan as adopted by the Employer is qualified, the Employer must request a determination letter on the Plan.

22.126 NORMAL RETIREMENT AGE. The age selected under Part 5 of the Agreement. If a Participant's Normal Retirement Age is determined wholly or partly with reference to an anniversary of the date the Participant commenced participation in the Plan and/or the Participant's Years of Service, Normal Retirement Age is the Participant's age when such requirements are satisfied. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Agreement.

22.127 OFFSET COMPENSATION. The average of a Participant's annual Included Compensation during the three (3) consecutive Measuring Periods designated under Part 3, #12 of the target benefit plan Agreement. See
         Section 2.5(d)(5) for a complete definition of Offset Compensation.

22.128 OFFSET BENEFIT FORMULA. A Flat Offset Benefit formula or a Unit Offset Benefit formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit based on a percentage of Average Compensation offset by a percentage of Offset Compensation. See Section 2.5(c)(2)(iii) and (iv).

22.129 OLD-LAW CALENDAR YEAR ELECTION. A special election for determining the Lookback Year under the Highly Compensated Employee test that was available only for the 1997 Plan Year. See Section 22.99(b)(6).

22.130 OLD-LAW REQUIRED BEGINNING DATE. If so elected under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the date by which minimum distributions must commence under the Plan, as determined under
         Section 10.3(a)(2).

22.131 OWNER-EMPLOYEE. A Self-Employed Individual (as defined in Section 22.180) who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

22.132 PAIRED PLANS. Two or more Standardized Agreements that are designated as Paired Plans. See Section 19.6.

22.133 PARTICIPANT. A Participant is an Employee or former Employee who has satisfied the conditions for participating under the Plan. A Participant also includes any Employee or former Employee who has an Account Balance under the Plan, including an Account Balance derived from a rollover or transfer from another qualified plan or IRA. A Participant is entitled to share in an allocation of contributions or forfeitures under the Plan for a given year only if the Participant is an Eligible Participant as defined in Section 1.1, and satisfies the allocation conditions set forth in Section 2.6 and Part 4 of the Agreement.

22.134 PERIOD OF SEVERANCE. A continuous period of time during which the Employee is not employed by the Employer and which is used to determine an Employee's Participation under the Elapsed Time Method. See Section 6.5(b)(2).

22.135 PERMISSIVE AGGREGATION GROUP. Plans that are not required to be aggregated to determine whether the Plan is a Top-Heavy Plan. See
         Section 16.3(d).

22.136 PERMITTED DISPARITY METHOD. A method for allocating certain Employer Contributions to Eligible Participants as designated under Part 4 of the Agreement. See Article 2.

22.137 PLAN. The Plan is the retirement plan established or continued by the Employer for the benefit of its Employees under this Prototype Plan document. The Plan consists of the BPD and the elections made under the Agreement. If the Employer adopts more than one Agreement offered under this Prototype Plan, then each executed Agreement represents a separate Plan, unless the Agreement restates a previously executed Agreement.

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22.138   PLAN ADMINISTRATOR. The Plan Administrator is the person designated to be responsible for the administration and operation of the Plan. Unless otherwise designated by the Employer, the Plan Administrator is the Employer. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

22.139 PLAN YEAR. The 12-consecutive month period for administering the Plan, on which the records of the Plan are maintained. The Employer must designate the Plan Year applicable to the Plan under the Agreement. If the Plan Year is amended, a Plan Year of less than 12 months may be created. If this is a new Plan, the first Plan Year begins on the Effective Date of the Plan. If the amendment of the Plan Year or the Effective Date of a new Plan creates a Plan Year that is less than 12 months long, there is a Short Plan Year. The existence of a Short Plan Year may be documented under the Plan Year definition on page 1 of the Agreement. See Section 11.7 for operating rules that apply to Short Plan Years.

22.140 PRE-AGE 35 WAIVER. A waiver of the QPSA before a Participant reaches age 35. See Section 9.4(f).

22.141 PREDECESSOR EMPLOYER. An employer that previously employed the Employees of the Employer. See Section 6.7 for the rules regarding the crediting of service with a Predecessor Employer.

22.142 PREDECESSOR PLAN. A Predecessor Plan is a qualified plan maintained by the Employer that is terminated within the 5-year period immediately preceding or following the establishment of this Plan. A Participant's service under a Predecessor Plan must be counted for purposes of determining the Participant's vested percentage under the Plan. See
         Section 4.5(b)(1).

22.143 PRESENT VALUE. The current single-sum value of an Accrued Benefit under a Defined Benefit Plan.

22.144 PRESENT VALUE STATED BENEFIT. An amount used to determine the Employer Contribution under the target benefit plan Agreement. See Section 2.5(b)(3).

22.145 PRIOR YEAR TESTING METHOD. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(1) for a discussion of the Prior Year Testing Method under the ADP Test and Section 17.3(a)(1) for a discussion of the Prior Year Testing Method under the ACP Test.

22.146 PRO RATA ALLOCATION METHOD. A method for allocating certain Employer Contributions to Eligible Participants under the Plan. See Article 2.

22.147 PROJECTED ANNUAL BENEFIT. An amount used in the numerator of the Defined Benefit Plan Fraction. See Section 7.5(b)(4).

22.148 PROTECTED BENEFIT. A Participant's benefits which may not be eliminated by Plan amendment. Protected Benefits include early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations). See Section 18.1(c).

22.149 PROTOTYPE PLAN. A plan sponsored by a Prototype Sponsor the form of which is the subject of a Favorable IRS Letter from the Internal Revenue Service which is made up of a Basic Plan Document and an Adoption Agreement. An Employer may establish or continue a plan by executing an Adoption Agreement under this Prototype Plan.

22.150 PROTOTYPE SPONSOR. The Prototype Sponsor is the entity that maintains the Prototype Plan for adoption by Employers. See Section 18.1(a) for the ability of the Prototype Sponsor to amend this Plan.

22.151 QDRO -- QUALIFIED DOMESTIC RELATIONS ORDER. A domestic relations order that provides for the payment of all or a portion of the Participant's benefits to an Alternate Payee and satisfies the requirements under Code ss.414(p). See Section 11.5.

22.152 QJSA -- QUALIFIED JOINT AND SURVIVOR ANNUITY. A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. See Section 9.2.

22.153   QMAC ACCOUNT. The portion of a Participant's Account attributable to
         QMACs.

22.154 QMACS -- QUALIFIED MATCHING CONTRIBUTIONS. An Employer Matching Contribution made by the Employer that satisfies the requirements under
         Section 17.7(g).
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22.155   QNEC ACCOUNT. The portion of a Participant's Account attributable to
         QNECs.

22.156 QNECS -- QUALIFIED NONELECTIVE CONTRIBUTIONS. An Employer Nonelective Contribution made by the Employer that satisfies the requirements under
         Section 17.7(h).

22.157 QPSA -- QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. A QPSA is an annuity payable over the life of the surviving spouse that is purchased using 50% of the Participant's vested Account Balance as of the date of death. The Employer may modify the 50% QPSA level under Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement]. See Section 9.3.

22.158 QPSA ELECTION PERIOD. The period during which a Participant (and the Participant's spouse) may waive the QPSA under the Plan. See Section 9.4(e).

22.159 QUALIFIED ELECTION. An election to waive the QJSA or QPSA under the Plan. See Section 9.4(d).

22.160 QUALIFIED TRANSFER. A plan-to-plan transfer which meets the requirements under Section 3.3(d).

22.161 QUALIFYING EMPLOYER REAL PROPERTY. Real property of the Employer which meets the requirements under ERISA ss.407(d)(4). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Real Property.

22.162 QUALIFYING EMPLOYER SECURITIES. An Employer security which is stock, a marketable obligation, or interest in a publicly traded partnership as described in ERISA ss.407(d)(5). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Securities.

22.163 REEMPLOYMENT COMMENCEMENT DATE. The first date upon which an Employee is credited with an Hour of Service following a Break in Service (or Period of Severance, if the Plan is using the Elapsed Time Method of crediting service). For purposes of applying the Elapsed Time rules under Section 6.5(b), an Hour of Service is limited to an Hour of Service as described in Section 22.101(a).

22.164 RELATED EMPLOYER. A Related Employer includes all members of a controlled group of corporations (as defined in Code ss.414(b)), all commonly controlled trades or businesses (as defined in Code ss.414(c)) or affiliated service groups (as defined in Code ss.414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code ss.414(o). For purposes of applying the provisions under this Plan, the Employer and any Related Employers are treated as a single Employer, unless specifically stated otherwise. See Section 11.8 for operating rules that apply when the Employer is a member of a Related Employer group.

22.165 REQUIRED AGGREGATION GROUP. Plans which must be aggregated for purposes of determining whether the Plan is a Top-Heavy Plan. See Section 16.3(f).

22.166 REQUIRED BEGINNING DATE. The date by which minimum distributions must commence under the Plan. See Section 10.3(a).

22.167   REVERSE QNEC METHOD. A method for allocating QNECs under the Plan. See
         Section 2.3(e)(2).

22.168 ROLLOVER CONTRIBUTION ACCOUNT. The portion of the Participant's Account attributable to a Rollover Contribution from another qualified plan or IRA.

22.169 ROLLOVER CONTRIBUTION. A contribution made by an Employee to the Plan attributable to an Eligible Rollover Distribution from another qualified plan or IRA. See Section 8.8(a) for the definition of an Eligible Rollover Distribution.

22.170 RULE OF PARITY BREAK IN SERVICE. A Break in Service rule used to determine an Employee's Participation under the Plan. See Section 1.6(a) for the effect of the Rule of Parity Break in Service on eligibility to participate under the Plan and see Section 4.6(c) for the application for the effect of the Rule of Parity Break in Service Rule on vesting.

22.171 SAFE HARBOR 401(K) PLAN. A 401(k) plan that satisfies the conditions under Section 17.6.

22.172 SAFE HARBOR CONTRIBUTION. A contribution authorized under Part 4E of the 401(k) Agreement that allows the Plan to qualify as a Safe Harbor 401(k) Plan. A Safe Harbor Contribution may be a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Contribution.

22.173 SAFE HARBOR MATCHING CONTRIBUTION ACCOUNT. The portion of a Participant's Account attributable to Safe Harbor Matching Contributions.

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22.174   SAFE HARBOR MATCHING CONTRIBUTIONS. An Employer Matching Contribution
         that satisfies the requirements under Section 17.6(a)(1)(i).

22.175 SAFE HARBOR NONELECTIVE CONTRIBUTION ACCOUNT. The portion of a Participant's Account attributable to Safe Harbor Nonelective Contributions.

22.176 SAFE HARBOR NONELECTIVE CONTRIBUTIONS. An Employer Nonelective Contribution that satisfies the requirements under Section 17.6(a)(1)(ii).

22.177 SALARY REDUCTION AGREEMENT. A Salary Reduction Agreement is a written agreement between an Eligible Participant and the Employer, whereby the Eligible Participant elects to reduce his/her Included Compensation by a specific dollar amount or percentage and the Employer agrees to contribute such amount into the 401(k) Plan. A Salary Reduction Agreement may require that an election be stated in specific percentage increments (not greater than 1% increments) or in specific dollar amount increments (not greater than dollar increments that could exceed 1% of Included Compensation).

         A Salary Reduction Agreement may not be effective prior to the later of: (a) the date the Employee becomes an Eligible Participant; (b) the date the Eligible Participant executes the Salary Reduction Agreement; or (c) the date the 401(k) plan is adopted or effective. A Salary Reduction Agreement is valid even though it is executed by an Employee before he/she actually has qualified as an Eligible Participant, so long as the Salary Reduction Agreement is not effective before the date the Employee is an Eligible Participant. A Salary Reduction Agreement may only apply to Included Compensation that becomes currently available to the Employee after the effective date of the Salary Reduction Agreement.

         A Salary Reduction Agreement (or other written procedures) must designate a uniform period during which an Employee may change or terminate his/her deferral election under the Salary Reduction Agreement. An Eligible Participant's right to change or terminate a Salary Reduction Agreement may not be available on a less frequent basis than once per Plan Year.

22.178 SECTION 401(K) DEFERRAL ACCOUNT. The portion of a Participant's Account attributable to Section 401(k) Deferrals.

22.179 SECTION 401(K) DEFERRALS. Amounts contributed to the 401(k) Plan at the election of the Participant, in lieu of cash compensation, which are made pursuant to a Salary Reduction Agreement or other deferral mechanism, and which are not includible in the gross income of the Employee pursuant to Code ss.402(e)(3). Section 401(k) Deferrals do not include any deferrals properly distributed as excess Annual Additions pursuant to Section 7.1(c)(2).

22.180 SELF-EMPLOYED INDIVIDUAL. An individual who has Earned Income (as defined in Section 22.58) for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

22.181 SHAREHOLDER-EMPLOYEE. A Shareholder-Employee means an Employee or officer of a subchapter S corporation who owns (or is considered as owning within the meaning of Code ss.318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

22.182 SHIFT-TO-PLAN-YEAR METHOD. The Shift-to-Plan-Year Method is a method for determining Eligibility Computation Periods, after an Employee's initial computation period. See Section 1.4(c)(1).

22.183 SHORT PLAN YEAR. Any Plan Year that is less than 12 months long, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year. See Section 11.7 for the operational rules that apply if the Plan has a Short Plan Year.

22.184 SOCIAL SECURITY RETIREMENT AGE. An Employee's retirement age as determined under Section 230 of the Social Security Retirement Act. See
         Section 2.5(d)(6).

22.185 STANDARDIZED AGREEMENT. An Agreement under this Prototype Plan that permits the adopting Employer to rely under certain circumstances on the Favorable IRS Letter issued to the Prototype Sponsor without the need for the Employer to obtain a determination letter.

22.186 STATED BENEFIT. The amount determined in accordance with the benefit formula selected in Part 4 of the target benefit plan Agreement, payable annually as a Straight Life Annuity commencing at Normal Retirement Age (or current age, if later). See Section 2.5(a).

22.187 STRAIGHT LIFE ANNUITY. An annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

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22.188   SUCCESSOR PLAN. A Successor Plan is any Defined Contribution Plan,
         other than an ESOP, SEP, or SIMPLE-IRA plan, maintained by the Employer which prevents the Employer from making a distribution to Participants upon the termination of a 401(k) plan. See Section 18.2(b)(2).

22.189 TAXABLE WAGE BASE. The maximum amount of wages that are considered for Social Security purposes. The Taxable Wage Base is used to determine the Integration Level for purposes of applying the Permitted Disparity Method allocation formula under the profit sharing or 401(k) plan Agreement (see Section 2.2(b)(2)) or under the money purchase plan Agreement (see Section 2.4(c)) or for applying the Integrated Benefit Formulas under the target benefit plan Agreement (see Section 2.5(d)(9)).

22.190 TESTING COMPENSATION. The compensation used for purposes of the ADP Test, the ACP Test, and the Multiple Use Test. See Section 17.7(i).

22.191 THEORETICAL RESERVE. An amount used to determine the Employer Contribution under the target benefit plan Agreement. See Section 2.5(b)(4).

22.192 THREE PERCENT METHOD. A method for applying the ADP Test or the ACP Test for a new 401(k) Plan. See Section 17.2(b) for a discussion of the ADP Test for new plans and Section 17.3(b) for a discussion of the ACP Test for new plans.

22.193 TOP-PAID GROUP. The top 20% of Employees ranked by Total Compensation for purposes of applying the Top-Paid Group Test. See Section 22.99(b)(4).

22.194 TOP-PAID GROUP TEST. An optional test the Employer may apply when determining its Highly Compensated Employees. See Section 22.99(a)(2).

22.195 TOP-HEAVY PLAN. A Plan that satisfies the conditions under Section 16.3(g). A Top-Heavy Plan must provide special accelerated vesting and minimum benefits to Non-Key Employees. See Section 16.2.

22.196 TOP-HEAVY RATIO. The ratio used to determine whether the Plan is a Top-Heavy Plan. See Section 16.3(h).

22.197 TOTAL COMPENSATION. Total Compensation is used to apply the Annual Additions Limitation under Section 7.1 and to determine the top-heavy minimum contribution under Section 16.2 (a). Total Compensation is either W-2 Wages, Withholding Wages, or Code ss.415 Safe Harbor Compensation, as designated under Part 3 of the Agreement. For a Self-Employed Individual, each definition of Total Compensation means Earned Income. Except as otherwise provided under Sections 7.4(g)(4) and 16.3(i), each definition of Total Compensation (including Earned Income for Self-Employed Individuals) is increased to include Elective Deferrals (as defined in Section 22.61) and elective contributions to a cafeteria plan under Code ss.125 or to an eligible deferred compensation plan under Code ss.457. For years beginning on or after January 1, 2001, each definition of Total Compensation also is increased to include elective contributions that are not includible in an Employee's gross income as a qualified transportation fringe under Code ss.132(f)(4). The Employer may elect an earlier effective date under Appendix B-3.c. of the Agreement.

         Unless modified under the Agreement, Total Compensation does not include amounts paid to an individual as severance pay to the extent such amounts are paid after the common-law employment relationship between the individual and the Employer has terminated. The Employer may modify the definition of Total Compensation under Part 13, #51.b. or c. of the Agreement [Part 13, #69.b. or c. of the 401(k) Agreement]. The Employer may elect under #51.b. or #69.b., as applicable, to modify the definition of Total Compensation to include imputed compensation of Disabled Employees as permitted under Section 7.4(g)(3) of this BPD. Additional modifications may be made under #51.c. or #69.c., as applicable. Any modification to the definition of Total Compensation must be consistent with the definition of compensation under Treas. Reg. ss.1.415-2(d).

         (A) W-2 WAGES. Wages within the meaning of Code ss.3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code ss.6041(d), 6051(a)(3), and 6052, determined without regard to any rules under Code ss.3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         (B) WITHHOLDING WAGES. Wages within the meaning of Code ss.3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         (C) CODE SS.415 SAFE HARBOR COMPENSATION. A Participant's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (without regard to whether or not such amounts are paid in cash) to the extent that the amounts are includible in gross income. Such amounts include, but are not limited to, commissions, compensation for services

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                  on the basis of a percentage of profits, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. ss.1.62-2(c)), and excluding the following:

                  (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions (other than Elective Deferrals) under a SEP (as described in Code ss.408(k)), or any distributions from a plan of deferred compensation. For this purpose, Employer contributions to a plan of deferred compensation do not include Elective Deferrals (as defined in Section 22.61), elective contributions to a cafeteria plan under Code ss.125 or a deferred compensation plan under Code ss.457 and, for years beginning on or after January 1, 2001, qualified transportation fringes under Code ss.132(f)(4). The Employer may elect an earlier effective date for qualified transportation fringes under Appendix B-3.c. of the Agreement.

                  (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                  (4) Other amounts which received special tax benefits, or contributions made by the Employer (other than Elective Deferrals) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

22.198 TRANSFER ACCOUNT. The portion of a Participant's Account attributable to a direct transfer of assets or liabilities from another qualified retirement plan. See Section 3.3 for the rules regarding the acceptance of a transfer of assets under this Plan.

22.199   TRUST. The Trust is the separate funding vehicle under the Plan.

22.200 TRUSTEE. The Trustee is the person or persons (or any successor to such person or persons) named in the Trustee Declaration under the Agreement. The Trustee may be a Discretionary Trustee or a Directed Trustee. See Article 12 for the rights and duties of a Trustee under this Plan.

22.201 TWO-STEP FORMULA. A method of allocating certain Employer Contributions under the Permitted Disparity Method. See Section 2.2(b)(2)(i).

22.202 UNION EMPLOYEE. An Employee who is included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives and whose retirement benefits are subject to good faith bargaining. For this purpose, an Employee will not be considered a Union Employee for a Plan Year if more than two percent of the Employees who are covered pursuant to the collective bargaining agreement are professionals as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

22.203 UNIT BENEFIT. A Nonintegrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation multiplied by the Participant's projected Years of Participation with the Employer. See
         Section 2.5(c)(1)(ii).

22.204 UNIT EXCESS BENEFIT. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation plus a specified percentage of Excess Compensation multiplied by the Participant's projected Years of Participation. See Section 2.5(c)(2)(ii).

22.205 UNIT OFFSET BENEFIT. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation offset by a specified percentage of Offset Compensation multiplied by the Participant's projected Years of Participation. See Section 2.5(c)(2)(iv).

22.206 VALUATION DATE. The date or dates selected under Part 12 of the Agreement upon which Plan assets are valued. If the Employer does not select a Valuation Date under Part 12, Plan assets will be valued as of the last day of each Plan Year. Notwithstanding any election under Part 12 of the Agreement, the Trustee and Plan Administrator may agree to value the Trust on a more frequent basis, and/or to perform an interim valuation of the Trust. See Sections 12.6 and 13.2.

22.207 VESTING COMPUTATION PERIOD. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for vesting purposes. See Section 4.4.

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22.208   W-2 WAGES. An optional definition of Total Compensation which the
         Employer may select under Part 3, #9.a. of the Agreement. See Section 22.197(a) for the definition of W-2 Wages.

22.209 WITHHOLDING WAGES. An optional definition of Total Compensation which the Employer may select under Part 3, #9.b. of the Agreement. See
         Section 22.197(b) for the definition of Withholding Wages.

22.210 YEAR OF PARTICIPATION. Years of Participation are used to determine a Participant's Stated Benefit under the target benefit plan Agreement. See Section 2.5(d)(10).

22.211 YEAR OF SERVICE. An Employee's Years of Service are used to apply the eligibility and vesting rules under the Plan. Unless elected otherwise under Part 7 of the Agreement, an Employee will earn a Year of Service for purposes of applying the eligibility rules if the Employee completes 1,000 Hours of Service with the Employer during an Eligibility Computation Period. (See Section 1.4(b).) Unless elected otherwise under Part 7 of the Agreement, an Employee will earn a Year of Service for purposes of applying the vesting rules if the Employee completes 1,000 Hours of Service with the Employer during a Vesting Computation Period. (See Section 4.5.)

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--------------------------------------------------------------------------------
                                  SUNTRUST BANK
                           NONSTANDARDIZED 401(K) PLAN
--------------------------------------------------------------------------------

By executing this 401(k) plan Adoption Agreement (the "Agreement") under the SunTrust Bank Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #02 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) THIS PLAN IS EFFECTIVE AS OF THE EFFECTIVE DATE IDENTIFIED ON THE SIGNATURE PAGE OF THIS AGREEMENT.

1.        EMPLOYER INFORMATION
          --------------------

       a. NAME AND ADDRESS OF EMPLOYER EXECUTING THE SIGNATURE PAGE OF THIS
          AGREEMENT: First South Bank 1311 Carolina Ave. Washington,  North
                     ------------------------------------------------------
          Carolina 27889-2047

       b. EMPLOYER IDENTIFICATION NUMBER (EIN) FOR THE EMPLOYER: 56-0266599
                                                                 ----------

       c. BUSINESS ENTITY OF EMPLOYER (OPTIONAL):

          [X] (1)  C-Corporation                  [ ](2)   S-Corporation
          [ ] (3)  Limited Liability Corporation  [ ](4)   Sole Proprietorship
          [ ] (5)  Partnership                    [ ](6)   Limited Liability
          [ ] (7)  Government                              Partnership
                                                  [ ](8)   Other
                                                                 --------------

       d. LAST DAY OF EMPLOYER'S TAXABLE YEAR (OPTIONAL): December 31
                                                          ---------------------

       e. DOES THE EMPLOYER HAVE ANY RELATED EMPLOYERS (as defined in Section
          22.164 of the BPD)?

          [X]   (1)  Yes                            [ ]   (2)   No

       f. IF E. IS YES, LIST THE RELATED EMPLOYERS (OPTIONAL):

          First South Leasing
          ----------------------------------------------------------------------

          [NOTE: THIS PLAN WILL COVER EMPLOYEES OF A RELATED EMPLOYER ONLY IF SUCH RELATED EMPLOYER EXECUTES A CO-SPONSOR ADOPTION PAGE. FAILURE TO COVER THE EMPLOYEES OF A RELATED EMPLOYER MAY RESULT IN A VIOLATION OF THE MINIMUM COVERAGE RULES UNDER CODE SS.410(B). SEE SECTION 1.3 OF THE BPD.]

2.        PLAN INFORMATION
          ----------------

       a. NAME OF PLAN: First South Bank Employees' Savings & Profit Sharing
                        ----------------------------------------------------
          Plan and Trust
          ------------------------------------------------------------------

       b. PLAN NUMBER (as identified on the Form 5500 series filing for the
          Plan): 001
                 ----------------------------------------------------------

       c. TRUST IDENTIFICATION NUMBER (OPTIONAL): 01-0849265
                                                  -------------------------

       d. PLAN YEAR: [CHECK (1) OR (2). SELECTION (3) MAY BE SELECTED IN ADDITION TO (1) OR (2) TO IDENTIFY A SHORT PLAN YEAR.]

          [X] (1) The calendar year.
          [ ] (2) The 12-consecutive month period ending
                                                         ----.
          [ ] (3) The Plan has a Short Plan Year beginning and ending
                                                                     ----.
3.        TYPES OF CONTRIBUTIONS
          ----------------------

         The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

         [X] a. SECTION 401(K) DEFERRALS (see Part 4A).

         [X] b. EMPLOYER MATCHING CONTRIBUTIONS (see Part 4B).

         [X] c. EMPLOYER NONELECTIVE CONTRIBUTIONS (see Part 4C).

         [ ] d. EMPLOYEE AFTER-TAX CONTRIBUTIONS (see Part 4D).

--------------------------------------------------------------------------------

         [ ] e. SAFE HARBOR MATCHING CONTRIBUTIONS (see Part 4E, #27).

         [ ] f. SAFE HARBOR NONELECTIVE CONTRIBUTIONS (see Part 4E, #28).

         [ ] g. NONE. This Plan is a frozen Plan effective        (see Section
                                                           ------
                2.1(d) of the BPD).


--------------------------------------------------------------------------------
                         PART 1 - ELIGIBILITY CONDITIONS
--------------------------------------------------------------------------------
                           (See Article 1 of the BPD)

4. EXCLUDED EMPLOYEES. [CHECK A. OR ANY COMBINATION OF B. - F. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT. SEE SECTION 1.2 OF THE BPD FOR RULES REGARDING THE DETERMINATION OF EXCLUDED EMPLOYEES FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS, QNECS, QMACS AND SAFE HARBOR CONTRIBUTIONS.]

                (1)         (2)         (3)
              SS.401(K)   EMPLOYER    EMPLOYER
              DEFERRALS    MATCH    NONELECTIVE
         a.      [X]        [X]         [X]    No excluded categories of Employees.

         b.      [ ]        [ ]         [ ]    Union Employees (see Section 22.202 of the BPD).

         c.      [ ]        [ ]         [ ]    Nonresident Alien Employees (see Section 22.124 of
                                               the BPD).

         d.      [ ]        [ ]         [ ]    Leased Employees (see Section 1.2(b) of the BPD).

         e.      [ ]        [ ]         [ ]    Highly Compensated Employees (see Section 22.99 of
                                               the BPD).

         f.      [ ]        [ ]         [ ]    (Describe Excluded Employees):

5. MINIMUM AGE AND SERVICE CONDITIONS FOR BECOMING AN ELIGIBLE PARTICIPANT. [CHECK A. OR CHECK B. AND/OR ANY ONE OF C. - E. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT. SELECTION F. MAY BE CHECKED INSTEAD OF OR IN ADDITION TO ANY SELECTIONS UNDER B. - E. SEE SECTION 1.4 OF THE BPD FOR THE APPLICATION OF THE MINIMUM AGE AND SERVICE CONDITIONS FOR PURPOSES OF EMPLOYEE AFTER - TAX CONTRIBUTIONS, QNECS, QMACS AND SAFE HARBOR CONTRIBUTIONS. SEE PART 7 OF THIS AGREEMENT FOR SPECIAL SERVICE CREDITING RULES.]

                 (1)         (2)         (3)
               SS.401(K)   EMPLOYER    EMPLOYER
               DEFERRALS    MATCH     NONELECTIVE
         a.     [ ]         [ ]          [ ]    None (conditions are met on Employment
                                                Commencement Date).

         b.     [X]         [X]          [X]    Age 21 (cannot exceed age 21).
                                                    --

         c.     [ ]         [ ]          [ ]    One Year of Service.

         d.     [X]         [X]          [X]    3  consecutive months (not more than 12) during
                                                --
                                                which the Employee completes at least 1 Hours of
                                                Service (cannot exceed 1,000). If an Employee
                                                does not satisfy this requirement in the first
                                                designated period of months following his/her
                                                Employment Commencement Date, such Employee will
                                                be deemed to satisfy this condition upon completing
                                                a Year of Service (as defined in Section 1.4(b)
                                                of the BPD).

         e.     N/A         [ ]          [ ]    Two Years of Service. [FULL AND IMMEDIATE VESTING
                                                MUST BE SELECTED UNDER PART 6 OF THIS AGREEMENT.]

         f.     [ ]         [ ]          [ ]    (Describe eligibility conditions):
                                                                                  ------------------

                                                [NOTE: ANY CONDITIONS PROVIDED UNDER F. MUST BE
                                                DESCRIBED IN A MANNER THAT PRECLUDES EMPLOYER
                                                DISCRETION AND MUST SATISFY THE NONDISCRIMINATION
                                                REQUIREMENTS OF SS.1.401(A)(4) OF THE REGULATIONS,
                                                AND MAY NOT CAUSE THE PLAN TO VIOLATE THE PROVISIONS
                                                OF CODE SS.410(A).]

--------------------------------------------------------------------------------

[ ] 6. DUAL ELIGIBILITY. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [NOTE: IF THIS #6 IS CHECKED, ALSO CHECK A. OR B. IF THIS #6 IS NOT CHECKED, THE PROVISIONS OF SECTION 1.4(D)(1) OF THE BPD APPLY.]

         [ ] a. The Effective Date of this Plan.

         [ ] b. (Identify date)
                               -------------------------------------------------

         [NOTE: ANY DATE SPECIFIED UNDER B. MAY NOT CAUSE THE PLAN TO VIOLATE THE PROVISIONS OF CODE SS.410(A). SEE SECTION 1.4 OF THE BPD.]

--------------------------------------------------------------------------------
                     PART 2 - COMMENCEMENT OF PARTICIPATION
--------------------------------------------------------------------------------
                          (See Section 1.5 of the BPD)

7. ENTRY DATE UPON WHICH PARTICIPATION BEGINS AFTER COMPLETING MINIMUM AGE AND SERVICE CONDITIONS UNDER PART 1, #5 ABOVE. [CHECK ONE OF A. - E. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT. SEE SECTION 1.5 OF THE BPD FOR DETERMINING THE ENTRY DATE APPLICABLE TO EMPLOYEE AFTER-TAX CONTRIBUTIONS, QNECS, QMACS AND SAFE HARBOR CONTRIBUTIONS.]7 p.33

                 (1)         (2)          (3)
               SS.401(K)   EMPLOYER     EMPLOYER
              DEFERRALS     MATCH      NONELECTIVE
         a.     [ ]          [ ]         [ ]     The next following Entry Date (as defined in #8 below).

         b.     [X]          [X]         [X]     The Entry Date (as defined in #8 below) coinciding
                                                 with or next following the completion of the age and
                                                 service conditions.

         c.     N/A          [ ]         [ ]     The nearest Entry Date (as defined in #8 below).

         d.     N/A          [ ]         [ ]     The preceding Entry Date (as defined in #8 below).

         e.     [ ]          [ ]         [ ]     The date the age and service conditions are satisfied.
                                                 [ALSO CHECK #8.E. BELOW FOR THE SAME TYPE OF
                                                 CONTRIBUTION(S) CHECKED HERE.]

8. DEFINITION OF ENTRY DATE. [CHECK ONE OF A. - E. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT. SELECTION
         F. MAY BE CHECKED INSTEAD OF OR IN ADDITION TO A. - E. SEE SECTION 1.5 OF THE BPD FOR DETERMINING THE ENTRY DATE APPLICABLE TO EMPLOYEE AFTER-TAX CONTRIBUTIONS, QNECS, QMACS AND SAFE HARBOR CONTRIBUTIONS.]

                (1)         (2)         (3)
              SS.401(K)   EMPLOYER    EMPLOYER
              DEFERRALS    MATCH     NONELECTIVE
         a.     [ ]          [ ]         [ ]     The first day of the Plan Year and the first day
                                                 of 7th month of the Plan Year.

         b.     [ ]          [ ]         [ ]     The first day of each quarter of the Plan Year.

         c.     [X]          [X]         [X]     The first day of each month of the Plan Year.

         d.     [ ]          [ ]         [ ]     The first day of the Plan Year. [IF #7.A. OR #7.B.
                                                 ABOVE IS CHECKED FOR THE SAME TYPE OF CONTRIBUTION AS
                                                 CHECKED HERE, SEE THE RESTRICTIONS IN SECTION 1.5(B)
                                                 OF THE BPD.]

         e.     [ ]          [ ]         [ ]     The date the conditions in Part 1, #5. above are satisfied.
                                                 [THIS E. SHOULD BE CHECKED FOR A PARTICULAR TYPE OF
                                                 CONTRIBUTION ONLY IF #7.E. ABOVE IS ALSO CHECKED FOR
                                                 THAT TYPE OF CONTRIBUTION.]

         f.     [ ]          [ ]         [ ]     (Describe Entry Date)
                                                                      --------------------------------------

                                                 [NOTE: ANY ENTRY DATE DESIGNATED IN F. MUST COMPLY WITH THE
                                                 REQUIREMENTS OF CODE SS.410(A)(4) AND MUST SATISFY THE
                                                 NONDISCRIMINATION REQUIREMENTS UNDER SS.1.401(A)(4) OF THE
                                                 REGULATIONS. SEE SECTION 1.5(A) OF THE BPD.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PART 3 - COMPENSATION DEFINITIONS
--------------------------------------------------------------------------------
                   (See Sections 22.102 and 22.197 of the BPD)

9.       DEFINITION OF TOTAL COMPENSATION: 9 p.44

         [X] a. W-2 Wages.

         [ ] b. Withholding Wages.

         [ ] c. Code ss.415 Safe Harbor Compensation.

         [NOTE: EACH OF THE ABOVE DEFINITIONS IS INCREASED FOR ELECTIVE DEFERRALS (AS DEFINED IN SECTION 22.61 OF THE BPD), FOR PRE-TAX CONTRIBUTIONS TO A CAFETERIA PLAN OR A CODE SS.457 PLAN, AND FOR QUALIFIED TRANSPORTATION FRINGES UNDER CODE SS.132(F)(4). SEE SECTION
         22.197 OF THE BPD.]

10. DEFINITION OF INCLUDED COMPENSATION for allocation of contributions or forfeitures: [CHECK A. OR B. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS UNDER PART 4 OF THIS AGREEMENT. IF B. IS SELECTED FOR A PARTICULAR CONTRIBUTION, ALSO CHECK ANY COMBINATION OF C. THROUGH J. FOR THAT TYPE OF CONTRIBUTION. SEE SECTION 22.102 OF THE BPD FOR DETERMINING INCLUDED COMPENSATION FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS, QNECS, QMACS AND SAFE HARBOR CONTRIBUTIONS.]

                 (1)         (2)         (3)
               SS.401(K)   EMPLOYER    EMPLOYER
              DEFERRALS     MATCH     NONELECTIVE
         a.      [X]         [X]         [X]     Total Compensation, as defined in #9 above.

         b.      [ ]         [ ]         [ ]     Total Compensation, as defined in #9 above, with the
                                                 following exclusions:

         c.      N/A         [ ]         [ ]     Elective Deferrals, pre-tax contributions to a cafeteria
                                                 plan or a Code ss.457 plan, and qualified transportation
                                                 fringes under Code ss.132(f)(4) are excluded. See Section
                                                 22.102 of the BPD.

         d.      [ ]         [ ]         [ ]     Fringe benefits, expense reimbursements, deferred
                                                 compensation, and welfare benefits are excluded.

         e.      [ ]         [ ]         [ ]     Compensation above $        is excluded.
                                                                     -------

         f.      [ ]         [ ]         [ ]     Bonuses are excluded.

         g.      [ ]         [ ]         [ ]     Commissions are excluded.

         h.      [ ]         [ ]         [ ]     Overtime is excluded.

         i.      [ ]         [ ]         [ ]     Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under
                                                 this Agreement are excluded.

         j.      [ ]         [ ]         [ ]     (Describe modifications to Included Compensation):

         [NOTE: UNLESS OTHERWISE PROVIDED UNDER J., ANY EXCLUSIONS SELECTED UNDER F. THROUGH J. ABOVE DO NOT APPLY TO NONHIGHLY COMPENSATED EMPLOYEES IN DETERMINING ALLOCATIONS UNDER THE PERMITTED DISPARITY METHOD UNDER PART 4C, #21.B. OF THIS AGREEMENT OR FOR PURPOSES OF APPLYING THE SAFE HARBOR 401(K) PLAN PROVISIONS UNDER PART 4E OF THIS AGREEMENT.]

[ ] 11.  SPECIAL RULES.

         [ ] a. HIGHLY COMPENSATED EMPLOYEES ONLY. For all purposes under the
                Plan, the modifications to Included Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

         [ ] b. MEASUREMENT PERIOD (SEE THE OPERATING RULES UNDER SECTION
                2.2(C)(3) OF THE BPD). Instead of the Plan Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

                [ ] (1)  The calendar year ending in the Plan Year.

                [ ] (2)  The 12-month period ending on     which ends during the
                                                       ---
                         Plan Year.

                [NOTE: IF THIS SELECTION B. IS CHECKED, INCLUDED COMPENSATION WILL BE DETERMINED ON THE BASIS OF THE PERIOD DESIGNATED IN (1) OR (2) FOR ALL CONTRIBUTION TYPES. IF THIS SELECTION B. IS NOT CHECKED, INCLUDED COMPENSATION IS BASED ON THE PLAN YEAR. SEE
                PART 4 FOR THE ABILITY TO USE PARTIAL YEAR INCLUDED
                COMPENSATION.]

                [PRACTITIONER TIP: IF #11.B IS CHECKED, IT IS RECOMMENDED THAT THE LIMITATION YEAR FOR PURPOSES OF APPLYING THE ANNUAL ADDITIONS LIMITATION UNDER CODE SS.415 CORRESPOND TO THE PERIOD USED TO DETERMINE INCLUDED COMPENSATION. THIS MODIFICATION TO THE LIMITATION YEAR MAY BE MADE IN PART 13, #69.A. OF THIS AGREEMENT.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PART 4A - SECTION 401(K) DEFERRALS
--------------------------------------------------------------------------------
                         (See Section 2.3(a) of the BPD)

[X] CHECK THIS SELECTION AND COMPLETE THE APPLICABLE SECTIONS OF THIS PART 4A TO ALLOW FOR SECTION 401(K) DEFERRALS UNDER THE PLAN.

[X] 12. SECTION 401(K) DEFERRAL LIMIT. 100 % of Included Compensation. [IF THIS #12 IS NOT CHECKED, THE CODE SS.402(G) DEFERRAL LIMIT DESCRIBED IN SECTION 17.1 OF THE BPD AND THE ANNUAL ADDITIONS LIMITATION UNDER ARTICLE 7 OF THE BPD STILL APPLY.] 12 p.55

         [X] a. APPLICABLE PERIOD. The limitation selected under #12 applies with respect to Included Compensation earned during:

                [X] (1) the Plan Year.

                [ ] (2) the portion of the Plan Year in which the Employee is an
                        Eligible Participant.

                [ ] (3) each separate payroll period during which the Employee is an Eligible Participant.

                [NOTE: IF PART 3, #11.B. IS CHECKED, ANY PERIOD SELECTED UNDER THIS A. WILL BE DETERMINED AS IF THE PLAN YEAR WERE THE PERIOD DESIGNATED UNDER PART 3, #11.B. SEE SECTION 2.2(C)(3) OF THE BPD.]

         [ ] b. LIMIT APPLICABLE ONLY TO HIGHLY COMPENSATED EMPLOYEES. [IF THIS
                B. IS NOT CHECKED, ANY LIMITATION SELECTED UNDER #12 APPLIES TO ALL ELIGIBLE PARTICIPANTS.]

                [ ] (1) The limitation selected under #12 applies only to Highly
                        Compensated Employees.

                [ ] (2) The limitation selected under #12 applies only to
                        Nonhighly Compensated Employees. Highly Compensated Employees may defer up to ___ % of Included Compensation (as determined under a. above). [THE PERCENTAGE INSERTED IN THIS (2) FOR HIGHLY COMPENSATED EMPLOYEES MUST BE LOWER THAN THE PERCENTAGE INSERTED IN #12 FOR NONHIGHLY COMPENSATED EMPLOYEES.]

[X] 13. MINIMUM DEFERRAL RATE: [IF THIS #13 IS NOT CHECKED, NO MINIMUM DEFERRAL RATE APPLIES TO SECTION 401(K) DEFERRALS UNDER THE PLAN.]

         [X] a. 1% of Included Compensation for a payroll period.
                --

         [ ] b. $       for a payroll period.
                 ------

[ ] 14. AUTOMATIC DEFERRAL ELECTION. (See Section 2.3(a)(2) of the BPD.) An Eligible Participant will automatically defer % of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after . This automatic deferral election will apply to:14 p.55

         [ ] a. all Eligible Participants.

         [ ] b. only those Employees who become Eligible Participants on or after the following date:
                                         ---------------------------------------

[ ] 15. EFFECTIVE DATE. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:
                                                     ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PART 4B - EMPLOYER MATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------
                    (See Sections 2.3(b) and (c) of the BPD)

[X] CHECK THIS SELECTION AND COMPLETE THIS PART 4B TO ALLOW FOR EMPLOYER MATCHING CONTRIBUTIONS. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as "applicable contributions"). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [NOTE: DO NOT CHECK THIS SELECTION IF THE ONLY EMPLOYER MATCHING CONTRIBUTIONS AUTHORIZED UNDER THE PLAN ARE SAFE HARBOR MATCHING CONTRIBUTIONS. INSTEAD, COMPLETE THE APPLICABLE ELECTIONS UNDER PART 4E OF THIS AGREEMENT. IF A "REGULAR" EMPLOYER MATCHING CONTRIBUTION WILL BE MADE IN ADDITION TO A SAFE HARBOR MATCHING CONTRIBUTION, COMPLETE THIS PART 4B FOR THE "REGULAR" EMPLOYER MATCHING CONTRIBUTION AND PART 4E FOR THE SAFE HARBOR MATCHING CONTRIBUTION. TO AVOID ACP TESTING WITH RESPECT TO ANY "REGULAR" EMPLOYER MATCHING CONTRIBUTIONS, SUCH CONTRIBUTIONS MAY NOT BE BASED ON APPLICABLE CONTRIBUTIONS IN EXCESS OF 6% OF INCLUDED COMPENSATION AND ANY DISCRETIONARY "REGULAR" EMPLOYER MATCHING CONTRIBUTIONS MAY NOT EXCEED 4% OF INCLUDED COMPENSATION.]

16. EMPLOYER MATCHING CONTRIBUTION FORMULA(S): [SEE THE OPERATING RULES UNDER #17 BELOW.]

                 (1)          (2)
               SS.401(K)    EMPLOYEE
              DEFERRALS     AFTER-TAX

         a.     [X]           [ ]  FIXED MATCHING CONTRIBUTION. 100% of
                                                                ----
                                   each Eligible Participant's applicable
                                   contributions. The Employer Matching
                                   Contribution does not apply to applicable contributions that exceed:

                                   [X] (a) 5% of Included Compensation.
                                           --


                                   [ ] (b) $     .
                                            -----

                                   [NOTE: IF NEITHER (A) NOR (B) IS CHECKED, ALL APPLICABLE CONTRIBUTIONS ARE ELIGIBLE FOR THE EMPLOYER MATCHING CONTRIBUTION UNDER THIS FORMULA.]

         b.     [ ]           [ ]  DISCRETIONARY MATCHING CONTRIBUTION.
                                   A uniform percentage, as determined by the Employer, of each Eligible Participant's applicable contributions.

                                   [ ] (a) The Employer Matching Contribution
                                           allocated to any Eligible Participant
                                           may not exceed    % of Included
                                                          ---
                                           Compensation.

                                   [ ] (b) The Employer Matching Contribution
                                           will apply only to a Participant's
                                           applicable contributions that do not
                                           exceed:

                                           [ ] 1.    % of Included Compensation.
                                                  ---

                                           [ ] 2. $     .
                                                   -----

                                           [ ] 3. a dollar amount or percentage
                                                  of Included Compensation that
                                                  is uniformly determined by the
                                                  Employer for all Eligible
                                                  Participants.

                                            [NOTE: IF NONE OF THE SELECTIONS 1.
                                            - 3. IS CHECKED, ALL APPLICABLE
                                            CONTRIBUTIONS ARE ELIGIBLE FOR THE
                                            EMPLOYER MATCHING CONTRIBUTION UNDER
                                            THIS FORMULA.]

--------------------------------------------------------------------------------

         c.     [ ]           [ ]  TIERED MATCHING CONTRIBUTION. A uniform percentage of each tier of each Eligible Participant's applicable contributions, determined as follows:

                                             Tiers of contributions                Matching percentage
                                             ----------------------                -------------------
                                               (indicate $ or %)

                                           (a) First                               (b)
                                                        ---------                      -------------

                                           (c) Next                                (d)
                                                        ---------                      -------------

                                           (e) Next                                (f)
                                                        ---------                      -------------

                                           (g) Next                                (h)
                                                        ---------                      -------------

                                            [NOTE: FILL IN ONLY PERCENTAGES OR DOLLAR AMOUNTS, BUT NOT BOTH.
                                            IF PERCENTAGES ARE USED, EACH TIER REPRESENTS THE AMOUNT OF THE
                                            PARTICIPANT'S APPLICABLE CONTRIBUTIONS THAT EQUALS THE SPECIFIED
                                            PERCENTAGE OF THE PARTICIPANT'S INCLUDED COMPENSATION.]

         d.     [ ]           [ ]  DISCRETIONARY TIERED MATCHING CONTRIBUTION. The Employer will determine a matching percentage for each tier of each Eligible Participant's applicable contributions. Tiers are determined in increments of:

                                              Tiers of contributions
                                              ----------------------
                                                (Indicate $ or %)

                                            (a)  First
                                                         ----------

                                            (b)  Next
                                                         ----------

                                            (c)  Next
                                                         ----------

                                            (d)  Next
                                                         ----------

                                             [NOTE: FILL IN ONLY PERCENTAGES OR DOLLAR AMOUNTS, BUT NOT BOTH.
                                             IF PERCENTAGES ARE USED, EACH TIER REPRESENTS THE AMOUNT OF THE
                                             PARTICIPANT'S APPLICABLE CONTRIBUTIONS THAT EQUALS THE SPECIFIED
                                             PERCENTAGE OF THE PARTICIPANT'S INCLUDED COMPENSATION.]

         e.     [ ]           [ ]  YEAR OF SERVICE MATCHING CONTRIBUTION. A uniform percentage of each Eligible
                                   Participant's applicable contributions based on Years of Service with the
                                   Employer, determined as follows:

                                     Years of Service             Matching Percentage
                                     ----------------             -------------------

                                   (a)                           (b)              %
                                         -------------               -------------
                                   (c)                           (d)              %
                                         -------------               -------------
                                   (e)                           (f)              %
                                         -------------               -------------

                                   [ ]  1. In applying the Year of Service matching contribution formula, a Year of Service is: [IF NOT CHECKED, A YEAR OF SERVICE IS 1,000 HOURS OF
                                           SERVICE DURING THE PLAN YEAR.]

                                           [ ]  a. as defined for purposes of eligibility under Part 7.

                                           [ ]  b. as defined for purposes of vesting under Part 7.

                                   [ ]  2. Special limits on Employer Matching Contributions under the Year of
                                           Service formula:

                                           [ ]  a.  The Employer Matching Contribution allocated to any Eligible
                                                    Participant may not exceed      % of Included Compensation.
                                                                               -----

                                           [ ]  b.  The Employer Matching Contribution will apply only to a
                                                    Participant's applicable contributions that do not exceed:

                                                    [ ] (1)     % of Included Compensation.
                                                            ----

                                                    [ ] (2) $       .
                                                             -------

--------------------------------------------------------------------------------


         f.     [ ]           [ ]  NET PROFITS. Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [IF THIS F. IS CHECKED,
                                   ALSO SELECT (A) OR (B) BELOW.]

                                   [ ](a)   DEFAULT DEFINITION OF NET PROFITS. For purposes of this selection f.,
                                            Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                                   [ ](b)   MODIFIED DEFINITION OF NET PROFITS. For purposes of this selection f.,
                                            Net Profits is defined as follows:

                                            [NOTE: ANY DEFINITION OF NET PROFITSUNDER THIS (B) MUST BE DESCRIBED
                                            IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION AND MUST SATISFY THE
                                            NONDISCRIMINATION REQUIREMENTS OF SS.1.401(A)(4) OF THE REGULATIONS
                                            AND MUST APPLY UNIFORMLY TO ALL PARTICIPANTS.]

17.     OPERATING RULES FOR APPLYING THE MATCHING CONTRIBUTION FORMULAS:

        a. APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                  [ ] (1)  Plan Year.       [ ] (2)  Plan Year quarter.

                  [X] (3)  calendar month.  [ ] (4)  payroll period.


                  [NOTE: IF PART 3, #11.B. IS CHECKED, THE PERIOD SELECTED UNDER THIS A. (TO THE EXTENT SUCH PERIOD REFERS TO THE PLAN YEAR) WILL BE DETERMINED AS IF THE PLAN YEAR WERE THE PERIOD DESIGNATED UNDER PART 3, #11.B. SEE SECTION 2.2(C)(3) OF THE BPD.]

         b. SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

                  [X]    (1) the entire period, including the portion of the
                             period during which the Employee is not an Eligible Participant.

                  [ ]    (2) the portion of the period in which the Employee is
                             an Eligible Participant.

                  [ ]    (3) the portion of the period during which the
                             Employee's election to make the applicable contributions is in effect.


[ ] 18. QUALIFIED MATCHING CONTRIBUTIONS (QMACS): [NOTE: REGARDLESS OF ANY ELECTIONS UNDER THIS #18, THE EMPLOYER MAY MAKE A QMAC TO THE PLAN TO CORRECT A FAILED ADP OR ACP TEST, AS AUTHORIZED UNDER SECTIONS 17.2(D)(2) AND 17.3(D)(2) OF THE BPD. ANY QMAC ALLOCATED TO CORRECT THE ADP OR ACP TEST WHICH IS NOT SPECIFICALLY AUTHORIZED UNDER THIS #18 WILL BE ALLOCATED TO ALL ELIGIBLE PARTICIPANTS WHO ARE NONHIGHLY COMPENSATED EMPLOYEES AS A UNIFORM PERCENTAGE OF SECTION 401(K) DEFERRALS MADE DURING THE PLAN YEAR. SEE SECTION 2.3(C) OF THE BPD.]

         [ ] a.  All Employer Matching Contributions are designated as QMACs.

         [ ] b.  Only Employer Matching Contributions described in
                 selection(s)        under #16 above are designated as QMACs.
                              -----

         [ ] c. In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a DISCRETIONARY QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

                 [ ]  (1)    Eligible Participants who are Nonhighly Compensated
                             Employees.

                 [ ]  (2)    all Eligible Participants.

19. ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution:
         [CHECK A. OR B. OR ANY COMBINATION OF C. - F. SELECTION E. MAY NOT BE CHECKED IF B. OR D. IS CHECKED.
         SELECTION G. AND/OR H. MAY BE CHECKED IN ADDITION TO B. - F.] 19 p.88

         [X] a.  NONE.

         [ ] b. SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than (not more than 500) Hours of Service for the Plan Year.

         [ ] c. LAST DAY OF EMPLOYMENT CONDITION. An Employee must be employed with the Employer on the last day of the Plan Year.

--------------------------------------------------------------------------------

         [ ] d.  HOURS OF SERVICE CONDITION. An Employee must be credited with
                 at least        Hours of Service (may not exceed 1,000) during
                          -----
                 the Plan Year.

         [ ] e.  ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

                 [ ] (1)   SAFE HARBOR ALLOCATION CONDITION. An Employee
                           must be employed by the Employer on the last day of
                           the Plan Year OR must have more than        (not more
                                                                ------
                           than 91) consecutive days of employment with the Employer during the Plan Year.

                 [ ] (2)   SERVICE CONDITION. An Employee must have more
                           than        (not more than 182) consecutive days of
                                ------
                           employment with the Employer during the Plan Year.

         [ ] f. DISTRIBUTION RESTRICTION. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

         [ ] g. APPLICATION TO A SPECIFIED PERIOD. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [THIS G. SHOULD BE CHECKED ONLY IF A PERIOD OTHER THAN THE PLAN YEAR IS SELECTED UNDER #17.A. ABOVE. SELECTION (1) OR (2) MUST BE SELECTED ONLY IF D. ABOVE IS ALSO checked.]

                 [ ]  (1) FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the
                          BPD).

                 [ ]  (2) PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii)
                          of the BPD).

                 [PRACTITIONER NOTE: IF THIS G. IS NOT CHECKED, ANY ALLOCATION CONDITION(S) SELECTED UNDER B. THROUGH E. ABOVE WILL APPLY WITH RESPECT TO THE PLAN YEAR, REGARDLESS OF THE PERIOD SELECTED UNDER #17.A. ABOVE. SEE SECTION 2.6(E) OF THE BPD FOR PROCEDURAL RULES FOR APPLYING ALLOCATION CONDITIONS FOR A PERIOD OTHER THAN THE PLAN YEAR.]

         [ ] h.  The above allocation condition(s) will NOT apply if:

                 [ ]  (1)  the Participant dies during the Plan Year.

                 [ ]  (2)  the Participant is Disabled.

                 [ ]  (3)  the Participant, by the end of the Plan Year, has
                           reached:

                           [ ] (a) Normal Retirement Age.

                           [ ] (b) Early Retirement Age.

--------------------------------------------------------------------------------
                  PART 4C - EMPLOYER NONELECTIVE CONTRIBUTIONS
--------------------------------------------------------------------------------
                    (See Sections 2.3(d) and (e) of the BPD)

[X] CHECK THIS SELECTION AND COMPLETE THIS PART 4C TO ALLOW FOR EMPLOYER NONELECTIVE CONTRIBUTIONS. [NOTE: DO NOT CHECK THIS SELECTION IF THE ONLY EMPLOYER NONELECTIVE CONTRIBUTIONS AUTHORIZED UNDER THE PLAN ARE SAFE HARBOR NONELECTIVE CONTRIBUTIONS. INSTEAD, COMPLETE THE APPLICABLE ELECTIONS UNDER PART 4E OF THIS AGREEMENT.]

[X] 20.  EMPLOYER NONELECTIVE CONTRIBUTION (OTHER THAN QNECS):20 p.99

         [X] a. DISCRETIONARY. Discretionary with the Employer.

         [ ] b. FIXED UNIFORM PERCENTAGE.      % of each Eligible Participant's
                                          -----
                Included Compensation.

         [ ] c. UNIFORM DOLLAR AMOUNT.

                [ ]  (1) A uniform discretionary dollar amount for each Eligible
                         Participant.

                [ ]  (2) $      for each Eligible Participant.


         [ ] d. DAVIS-BACON CONTRIBUTION FORMULA. (See Section 2.2(a)(1) of the BPD for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant's Davis-Bacon Act Service based on the hourly contribution rate for the Participant's employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [IF THIS D. IS SELECTED, #21.A. BELOW ALSO MUST BE SELECTED.]

--------------------------------------------------------------------------------

                  [ ]  (1) The contributions under the Davis-Bacon
                           Contribution Formula will offset the following contributions under the Plan: [CHECK (A) AND/OR (B). IF THIS (1) IS NOT CHECKED, CONTRIBUTIONS UNDER THE DAVIS BACON CONTRIBUTION FORMULA WILL NOT OFFSET ANY OTHER EMPLOYER CONTRIBUTIONS UNDER THE PLAN.]

                           [ ]   (a)  Employer Nonelective Contributions

                           [ ]   (b)  Employer Matching Contributions

                  [ ]  (2) The default provisions under Section 2.2(a)(1) are modified as follows:
                                                ---------
                           [NOTE: ANY MODIFICATION TO THE DEFAULT PROVISIONS UNDER (2) MUST SATISFY THE NONDISCRIMINATION REQUIREMENTS UNDER SS.1.401(A)(4) OF THE REGULATIONS. ANY MODIFICATION UNDER (2) WILL NOT ALLOW THE OFFSET OF ANY CONTRIBUTIONS TO ANY OTHER PLAN.]

         [ ] e. NET PROFITS. Check this e. if the contribution selected above is limited to Net Profits. [IF THIS E. IS CHECKED, ALSO SELECT
                  (1) OR (2) BELOW.]

                  [ ]  (1) DEFAULT DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                  [ ]  (2) MODIFIED DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined as
                           follows:
                                   ---------------------------------------------
                           [NOTE: ANY DEFINITION OF NET PROFITS UNDER THIS (2) MUST BE DESCRIBED IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION, MUST SATISFY THE NONDISCRIMINATION REQUIREMENTS OF SS.1.401(A)(4) OF THE REGULATIONS, AND MUST APPLY UNIFORMLY TO ALL PARTICIPANTS.]

[X] 21. ALLOCATION FORMULA FOR EMPLOYER NONELECTIVE CONTRIBUTIONS (OTHER THAN QNECS): (See Section 2.3(d) of the BPD.) 21 p.1010


         [X]  a.  PRO RATA ALLOCATION METHOD. The allocation for each Eligible
                  Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if #20.c. is selected above).

         [ ]  b.  PERMITTED DISPARITY METHOD. The allocation for each Eligible
                  Participant is determined under the following formula:
                  [Selection #20.A. ABOVE MUST ALSO BE CHECKED.]

                  [ ]    (1)      Two-Step Formula.
                  [ ]    (2)      Four-Step Formula.

         [ ]  c.  UNIFORM POINTS ALLOCATION. The allocation for each Eligible
                  Participant is determined based on the Eligible Participant's points. Each Eligible Participant's allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive: [CHECK (1) AND/OR (2). SELECTION (3) MAY BE CHECKED IN ADDITION TO (1) AND (2). SELECTION #20.A. ABOVE ALSO MUST BE CHECKED.]

                  [ ]  (1)        points for each       year(s) of age (attained
                           -----                  -----
                           as of the end of the Plan Year).

                  [ ]  (2)        points for each        Year(s) of Service,
                           -----                  -----
                           determined as follows: [CHECK (A) OR (B).  SELECTION
                           (C) MAY BE CHECKED IN ADDITION TO (A) OR (B).]

                           [ ]  (a)  In the same manner as determined for
                                     eligibility.

                           [ ]  (b)  In the same manner as determined for
                                     vesting.

                           [ ]  (c)  Points will not be provided with respect to
                                     Years of Service in excess of        .
                                                                   -------

                  [ ]  (3)        points for each $      (not to exceed $200) of
                           -----                  -----
                           Included Compensation.

         [ ]  d.  ALLOCATION BASED ON SERVICE. The Employer Nonelective
                  Contribution will be allocated to each Eligible Participant as: [CHECK (1) OR (2). ALSO CHECK (A), (B), AND/OR (C). SELECTION (3) MAY BE CHECKED IN ADDITION TO (1) OR (2).]

                  [ ]  (1) a uniform dollar amount
                  [ ]  (2) a uniform percentage of Included Compensation for the following periods of service:

                           [ ]  (a)   Each Hour of Service.

                           [ ]  (b)   Each week of employment.

                           [ ]  (c)   (Describe period)
                                                       -------------------------

--------------------------------------------------------------------------------

                  [ ]  (3) The contribution is subject to the following minimum and/or maximum benefit limitations:

                  [PRACTITIONER NOTE: IF #20.B. OR #20.C. IS CHECKED, THE SELECTION IN (1) OR (2) MUST CONFORM TO THE SELECTION MADE IN #20.B. OR #20.C. THUS, IF #20.B. IS CHECKED ALONG WITH THIS SUBSECTION D., THE ALLOCATION MUST BE A UNIFORM PERCENTAGE OF INCLUDED COMPENSATION UNDER (2). IF #20.C. IS CHECKED ALONG WITH THIS SUBSECTION D. THE ALLOCATION MUST BE A UNIFORM DOLLAR AMOUNT UNDER (1).]

         [ ] e. TOP-HEAVY MINIMUM CONTRIBUTION. In applying the Top-Heavy Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [NOTE: IF THIS E. IS NOT CHECKED, ANY TOP-HEAVY MINIMUM CONTRIBUTION WILL BE ALLOCATED ONLY TO NON-KEY EMPLOYEES, IN ACCORDANCE WITH SECTION 16.2(A) OF THE BPD.]

[ ] 22. QUALIFIED NONELECTIVE CONTRIBUTION (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [NOTE:
         REGARDLESS OF ANY ELECTIONS UNDER THIS #22, THE EMPLOYER MAY MAKE A QNEC TO THE PLAN TO CORRECT A FAILED ADP OR ACP TEST, AS AUTHORIZED UNDER SECTIONS 17.2(D)(2) AND 17.3(D)(2) OF THE BPD. ANY QNEC ALLOCATED TO CORRECT THE ADP OR ACP TEST WHICH IS NOT SPECIFICALLY AUTHORIZED UNDER THIS #22 WILL BE ALLOCATED AS A UNIFORM PERCENTAGE OF INCLUDED COMPENSATION TO ALL ELIGIBLE PARTICIPANTS WHO ARE NONHIGHLY COMPENSATED EMPLOYEES. SEE SECTION 2.3(E) OF THE BPD.]

         [ ] a. PRO RATA ALLOCATION METHOD. (See Section 2.3(e)(1) of the BPD.)
                The QNEC will be allocated as a uniform percentage of Included Compensation to:

                [ ] (1) all Eligible Participants who are Nonhighly Compensated Employees.

                [ ] (2)  all Eligible Participants.

         [ ] b. BOTTOM-UP QNEC METHOD. The QNEC will be allocated to Eligible
                Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

         [ ] c. APPLICATION OF ALLOCATION CONDITIONS. If this c. is checked,
                QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [IF THIS C. IS NOT CHECKED, QNECS WILL BE ALLOCATED WITHOUT REGARD TO THE ALLOCATION CONDITIONS UNDER #24 BELOW.]

23.      OPERATING RULES FOR DETERMINING AMOUNT OF EMPLOYER NONELECTIVE
         CONTRIBUTIONS.

         a.  SPECIAL RULES REGARDING INCLUDED COMPENSATION.

             (1) APPLICABLE PERIOD FOR DETERMINING INCLUDED COMPENSATION. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [IF #21.B. ABOVE IS CHECKED, THE PLAN YEAR MUST BE SELECTED UNDER (A) BELOW.]

                      [X] (a) Plan Year. [ ](b) Plan Year quarter.

                      [ ] (c)  calendar month.    [ ](d)   payroll period.

                      [NOTE: IF PART 3, #11.B. IS CHECKED, THE PERIOD SELECTED UNDER THIS (1) (TO THE EXTENT SUCH PERIOD REFERS TO THE PLAN YEAR) WILL BE DETERMINED AS IF THE PLAN YEAR WERE THE PERIOD DESIGNATED UNDER PART 3, #11.B. SEE SECTION 2.2(C)(3) OF THE BPD.]

         [X] (2) SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [IF THIS SELECTION (2) IS NOT CHECKED, INCLUDED COMPENSATION IS TAKEN INTO ACCOUNT ONLY FOR THE PORTION OF THE PERIOD DURING WHICH THE EMPLOYEE IS AN ELIGIBLE PARTICIPANT.]

         [ ]  b.      SPECIAL RULES FOR APPLYING THE PERMITTED DISPARITY METHOD.
                      [COMPLETE THIS B. ONLY IF #21.B. ABOVE IS ALSO CHECKED.]

                      [ ] (1) APPLICATION OF FOUR-STEP FORMULA FOR TOP-HEAVY
                              PLANS. If this (1) is checked, the Four-Step
                              Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top Heavy Plan. [THIS (1) MAY ONLY BE CHECKED IF #21.B.(1) ABOVE IS ALSO CHECKED.]

                      [ ] (2) EXCESS COMPENSATION UNDER THE PERMITTED DISPARITY
                              METHOD is the amount of Included Compensation that exceeds: [IF THIS SELECTION (2) IS NOT CHECKED, EXCESS COMPENSATION UNDER THE PERMITTED DISPARITY METHOD IS THE AMOUNT OF INCLUDED COMPENSATION THAT EXCEEDS THE TAXABLE WAGE BASE.]

                              [ ] (a)     % (may not exceed 100%) of the Taxable
                                      ----
                                      Wage Base.

                                      [ ]   1.  The amount determined under (a)
                                                is not rounded.

--------------------------------------------------------------------------------

                                      [ ]   2.  The amount determined under (a)
                                                is rounded (but not above the
                                                Taxable Wage Base) to the next
                                                higher:

                                               [ ] a. $1.

                                               [ ] b. $100.

                                               [ ] c. $1,000.

                              [ ] (b)                           (may not exceed
                                      --------------------------
                                      the Taxable Wage Base).

                              [NOTE: THE MAXIMUM INTEGRATION PERCENTAGE OF 5.7% MUST BE REDUCED TO (I) 5.4% IF EXCESS COMPENSATION IS BASED ON AN AMOUNT THAT IS GREATER THAN 80% BUT LESS THAN 100% OF THE TAXABLE WAGE BASE OR (II) 4.3% IF EXCESS COMPENSATION IS BASED ON AN AMOUNT THAT IS GREATER THAN 20% BUT LESS THAN OR EQUAL TO 80% OF THE TAXABLE WAGE BASE. SEE SECTION 2.2(B)(2) OF THE BPD.]

24. ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective
         Contribution: [CHECK A. OR B. OR ANY COMBINATION OF C. - E. SELECTION
         E. MAY NOT BE CHECKED IF B. OR D. IS CHECKED. SELECTION F. AND/OR G. MAY BE CHECKED IN ADDITION TO B. - E.]

         [ ] a. NONE.

         [ ] b. SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than (not more than 500) Hours of Service for the Plan Year.

         [X] c. LAST DAY OF EMPLOYMENT CONDITION. An Employee must be employed with the Employer on the last day of the Plan Year.

         [X] d. HOURS OF SERVICE CONDITION. An Employee must be credited with at least 1000 Hours of Service (may not exceed 1,000) during the
                      ----
                Plan Year.

         [ ] e. ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

                [ ]  (1)  SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan
                          Year OR must have more than         (not more than 91)
                                                      -------
                          consecutive days of employment with the Employer during the Plan Year.

                [ ]  (2)  SERVICE CONDITION. An Employee must have more than
                                                                             ---
                          not more than 182) consecutive days of employment with the Employer during the Plan Year.

         [ ] f. APPLICATION TO A SPECIFIED PERIOD. In applying the allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [THIS F. SHOULD BE CHECKED ONLY IF A PERIOD OTHER THAN THE PLAN YEAR IS SELECTED UNDER #23.A.(1) ABOVE. SELECTION (1) OR (2) MUST BE SELECTED ONLY IF D. ABOVE IS ALSO CHECKED.]

                [ ]  (1)  FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the
                          BPD).

                [ ]  (2)  PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii) of
                          the BPD).

                [PRACTITIONER NOTE: IF THIS F. IS NOT CHECKED, ANY ALLOCATION CONDITION(S) SELECTED UNDER B. THROUGH E. ABOVE WILL APPLY WITH RESPECT TO THE PLAN YEAR, REGARDLESS OF THE PERIOD SELECTED UNDER #23.A.(1) ABOVE. SEE SECTION 2.6(E) OF THE BPD FOR PROCEDURAL RULES FOR APPLYING ALLOCATION CONDITIONS FOR A PERIOD OTHER THAN THE PLAN YEAR.]

         [ ] g. The above allocation condition(s) will NOT apply if:

                [ ]  (1)  the Participant dies during the Plan Year.

                [ ]  (2)  the Participant is Disabled.

                [ ]  (3)  the Participant, by the end of the Plan Year, has
                          reached:

                          [ ]  (a) Normal Retirement Age.

                          [ ]  (b) Early Retirement Age.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PART 4D - EMPLOYEE AFTER-TAX CONTRIBUTIONS
--------------------------------------------------------------------------------
                          (See Section 3.1 of the BPD)

[ ] CHECK THIS SELECTION TO ALLOW FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [NOTE: THE ELIGIBILITY CONDITIONS FOR MAKING EMPLOYEE AFTER-TAX CONTRIBUTIONS ARE LISTED IN PART 1 OF THIS AGREEMENT UNDER "SS.401(K) DEFERRALS."]

[ ] 25.  MAXIMUM.       % of Included Compensation for:
                  ------

         [ ] a. the entire Plan Year.

         [ ] b. the portion of the Plan Year during which the Employee is an Eligible Participant.

         [ ] c. each separate payroll period during which the Employee is an Eligible Participant.

         [NOTE: IF THIS #25 IS NOT CHECKED, THE ONLY LIMIT ON EMPLOYEE AFTER-TAX CONTRIBUTIONS IS THE ANNUAL ADDITIONS LIMITATION UNDER ARTICLE 7 OF THE BPD. IF PART 3, #11.B. IS CHECKED, ANY PERIOD SELECTED UNDER THIS #25 WILL BE DETERMINED AS IF THE PLAN YEAR WERE THE PERIOD DESIGNATED UNDER
         PART 3, #11.B. SEE SECTION 2.2(C)(3) OF THE BPD.]

[ ] 26.  MINIMUM. For any payroll period, no less than:

         [ ] a.       % of Included Compensation.
                ------

         [ ] b. $       .
                 -------

--------------------------------------------------------------------------------
                   PART 4E - SAFE HARBOR 401(K) PLAN ELECTION
--------------------------------------------------------------------------------
                          (See Section 17.6 of the BPD)

[ ] CHECK THIS SELECTION AND COMPLETE THIS PART 4E IF THE PLAN IS DESIGNED TO BE A SAFE HARBOR 401(K) PLAN.

[ ] 27. SAFE HARBOR MATCHING CONTRIBUTION: The Employer will make an Employer Matching Contribution with respect to an Eligible Participant's Section 401(k) Deferrals and/or Employee After-Tax Contributions ("applicable contributions") under the following formula: [COMPLETE SELECTION A. OR
         B. IN ADDITION, COMPLETE SELECTION C. SELECTION D. MAY BE CHECKED IN ADDITION TO A. OR B. AND C.]

         [ ] a. BASIC FORMULA: 100% of applicable contributions up to the first
                3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

         [ ] b. ENHANCED FORMULA:


                [ ]  (1)        % (not less than 100%) of applicable
                         -------
                         contributions up to       % of Included Compensation
                                             ------
                         (not less than 4% and not more than 6%).


                [ ]  (2) The sum of: [THE CONTRIBUTIONS UNDER THIS (2) MUST NOT
                         BE LESS THAN THE CONTRIBUTIONS THAT WOULD BE CALCULATED UNDER A. AT EACH LEVEL OF APPLICABLE CONTRIBUTIONS.]

                         [ ]  (a)      % of applicable contributions up to the
                                  -----
                                  first (b)     % of Included Compensation, plus
                                           -----

                         [ ]  (c)      % of applicable contributions up to the
                                  -----
                                  next (d)      % of Included Compensation.
                                          ------

                         [NOTE: THE PERCENTAGE IN (C) MAY NOT BE GREATER THAN THE PERCENTAGE IN (A). IN ADDITION, THE SUM OF THE PERCENTAGES IN (B) AND (D) MAY NOT EXCEED 6%.]

               c. APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section
                  17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                  [ ]  (1) Plan Year.        [ ]  (2)      Plan Year quarter.

                  [ ]  (3) calendar month.   [ ]  (4)      payroll period.

                  [NOTE: IF PART 3, #11.B. IS CHECKED, ANY PERIOD SELECTED UNDER THIS #25 WILL BE DETERMINED AS IF THE PLAN YEAR WERE THE PERIOD DESIGNATED UNDER PART 3, #11.B. SEE SECTION 2.2(C)(3) OF THE BPD.]

         [ ] d. DEFINITION OF APPLICABLE CONTRIBUTIONS. Check this d. if the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.

--------------------------------------------------------------------------------

[ ] 28. SAFE HARBOR NONELECTIVE CONTRIBUTION: _______% (no less than 3%) of Included Compensation. 28 p.1414

         [ ] a. Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

         [ ] b. Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

         [ ] c. Check this selection if the Safe Harbor Nonelective Contribution will be made under another plan maintained by the Employer and identify the plan:

                  --------------------------------------------------------------

         [ ] d. Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

[ ] 29. SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [IF THIS #29 IS NOT CHECKED, INCLUDED COMPENSATION IS TAKEN INTO ACCOUNT ONLY FOR THE PORTION OF THE PLAN YEAR IN WHICH THE EMPLOYEE IS AN ELIGIBLE PARTICIPANT.]

30. ELIGIBLE PARTICIPANT. For purposes of the Safe Harbor Contributions elected above, "Eligible Participant" means: [CHECK A., B. OR C. SELECTION D. MAY BE CHECKED IN ADDITION TO A., B. OR C.]

         [ ] a. All Eligible Participants (as determined for Section 401(k)
                Deferrals).

         [ ] b. All Nonhighly Compensated Employees who are Eligible
                Participants (as determined for Section 401(k) Deferrals).

         [ ] c. All Nonhighly Compensated Employees who are Eligible
                Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

         [ ] d. Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See
                Section 17.6(a)(1) of the BPD.)

--------------------------------------------------------------------------------
                     PART 4F - SPECIAL 401(K) PLAN ELECTIONS
--------------------------------------------------------------------------------
                           (See Article 17 of the BPD)

31. ADP/ACP TESTING METHOD. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

         [X] a. Prior Year Testing Method.

         [ ] b. Current Year Testing Method.

         [PRACTITIONER NOTE: IF THIS PLAN IS INTENDED TO BE A SAFE-HARBOR 401(K) PLAN UNDER PART 4E ABOVE, THE CURRENT YEAR TESTING METHOD MUST BE ELECTED UNDER B. SEE SECTION 17.6 OF THE BPD.]

[ ] 32.  FIRST PLAN YEAR FOR SECTION 401(K) DEFERRALS. (See Section
         17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

         [ ] a. the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee Group.

         [ ] b. the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated Employee Group.

[ ] 33. FIRST PLAN YEAR FOR EMPLOYER MATCHING CONTRIBUTIONS OR EMPLOYEE AFTER-TAX CONTRIBUTIONS. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:
--------------------------------------------------------------------------------

         [ ] a. the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly Compensated Employee Group.

         [ ] b. the Current Year Testing Method using the actual contribution percentages of the Nonhighly Compensated Employee Group.

--------------------------------------------------------------------------------
                            PART 5 - RETIREMENT AGES
--------------------------------------------------------------------------------
                   (See Sections 22.57 and 22.126 of the BPD)

34.      NORMAL RETIREMENT AGE:34 p.1515

         [X] a. Age 65 (not to exceed 65).
                    --

         [ ] b. The later of (1) age        (not to exceed 65) or (2) the
                                     ------                               ------
                (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

         [ ] c.         (may not be later than the maximum age permitted
                -------
                under b.)

35.      EARLY RETIREMENT AGE: [CHECK A. OR CHECK B. AND/OR C.] 35 p.1515

         [X] a. Not applicable.

         [ ] b. Age       .
                    ------

         [ ] c. Completion of        Years of Service, determined as follows:
                              ------
                [ ]    (1)      Same as for eligibility.

                [ ]    (2)      Same as for vesting.

--------------------------------------------------------------------------------
                             PART 6 - VESTING RULES
--------------------------------------------------------------------------------
                           (See Article 4 of the BPD)

* COMPLETE THIS PART 6 ONLY IF THE EMPLOYER HAS ELECTED TO MAKE EMPLOYER MATCHING CONTRIBUTIONS UNDER PART 4B OR EMPLOYER NONELECTIVE CONTRIBUTIONS UNDER PART 4C. SECTION 401(K) DEFERRALS, EMPLOYEE AFTER-TAX CONTRIBUTIONS, QMACS, QNECS, SAFE HARBOR CONTRIBUTIONS, AND ROLLOVER CONTRIBUTIONS ARE ALWAYS 100% VESTED. (SEE SECTION 4.2 OF THE BPD FOR THE DEFINITIONS OF
         THE VARIOUS VESTING SCHEDULES.)

36. NORMAL VESTING SCHEDULE: [CHECK ONE OF A. - F. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT.]

                 (1)        (2)
              EMPLOYER   EMPLOYER
                MATCH   NONELECTIVE

         a.      [ ]       [ ] Full and immediate vesting.

         b.      [ ]       [ ] 7-year graded vesting schedule.

         c.      [ ]       [ ] 6-year graded vesting schedule.

         d.      [ ]       [ ] 5-year cliff vesting schedule.

         e.      [ ]       [ ] 3-year cliff vesting schedule.

         f.      [X]       [X] Modified vesting schedule:

                               (1)  25     %  after 1 Year of Service
                                    --------
                               (2)  50     %  after 2 Years of Service
                                    --------
                               (3)  75     %  after 3 Years of Service
                                    --------
                               (4)  100    %  after 4 Years of Service
                                    --------
                               (5)         %  after 5 Years of Service
                                    --------
                               (6)         %  after 6 Years of Service,
                                    ------- and
                               (7)  100% after 7 Years of Service.

                                    [NOTE: THE PERCENTAGES SELECTED UNDER THE
                                    MODIFIED VESTING SCHEDULE MUST NOT BE LESS
                                    THAN THE PERCENTAGES THAT WOULD BE REQUIRED
                                    UNDER THE 7-YEAR GRADED VESTING SCHEDULE,
                                    UNLESS 100% VESTING OCCURS AFTER NO MORE
                                    THAN 5 YEARS OF SERVICE.]
--------------------------------------------------------------------------------

37. VESTING SCHEDULE WHEN PLAN IS TOP-HEAVY: [CHECK ONE OF A. - D. FOR THOSE CONTRIBUTIONS THE EMPLOYER ELECTS TO MAKE UNDER PART 4 OF THIS AGREEMENT.]

                 (1)        (2)
              EMPLOYER   EMPLOYER
                MATCH   NONELECTIVE

         a.      [ ]        [ ] Full and immediate vesting.

         b.      [ ]        [ ] 6-year graded vesting schedule.

         c.      [ ]        [ ] 3-year cliff vesting schedule.

         d.      [X]        [X] Modified vesting schedule:

                                (1)    25     %  after 1 Year of Service
                                    ---------
                                (2)    50     %  after 2 Years of Service
                                    ---------
                                (3)    75     %  after 3 Years of Service
                                    ---------
                                (4)   100     %  after 4 Years of Service
                                    ---------
                                (5)           %  after 5 Years of Service,
                                    --------- and

                                (6) 100% after 6 Years of Service.

                                    [NOTE: THE PERCENTAGES SELECTED UNDER THE
                                    MODIFIED VESTING SCHEDULE MUST NOT BE LESS
                                    THAN THE PERCENTAGES THAT WOULD BE REQUIRED
                                    UNDER THE 6-YEAR GRADED VESTING SCHEDULE,
                                    UNLESS 100% VESTING OCCURS AFTER NO MORE
                                    THAN 3 YEARS OF SERVICE.]

[ ] 38.  SERVICE EXCLUDED UNDER THE ABOVE VESTING SCHEDULE(S):


         [ ] a. Service before the original Effective Date of this Plan. (See
                Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

         [ ] b. Years of Service completed before the Employee's        birthday
                                                                 ------
                (cannot exceed the 18th birthday).

[X] 39. SPECIAL 100% VESTING. An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:

         [X] a. dies.

         [X] b. becomes Disabled (as defined in Section 22.53 of the BPD).

         [ ] c. reaches Early Retirement Age (as defined in Part 5, #35 above).


[ ] 40.  SPECIAL VESTING PROVISIONS:
                                   ---------------------------------------------
         [NOTE: ANY SPECIAL VESTING PROVISION DESIGNATED IN #40 MUST SATISFY THE REQUIREMENTS OF CODE SS.411(A) AND MUST SATISFY THE NONDISCRIMINATION REQUIREMENTS UNDER SS.1.401(A)(4) OF THE REGULATIONS.]

--------------------------------------------------------------------------------
                    PART 7 - SPECIAL SERVICE CREDITING RULES
--------------------------------------------------------------------------------
                           (See Article 6 of the BPD)

IF NO MINIMUM SERVICE REQUIREMENT APPLIES UNDER PART 1, #5 OF THIS AGREEMENT AND ALL CONTRIBUTIONS ARE 100% VESTED UNDER PART 6, SKIP PART 7.

* YEAR OF SERVICE - ELIGIBILITY. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [TO MODIFY, COMPLETE #41 BELOW.]

* ELIGIBILITY COMPUTATION PERIOD. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [TO MODIFY, COMPLETE #42 BELOW.]

* YEAR OF SERVICE - VESTING. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [TO MODIFY, COMPLETE #43 BELOW.]

*        VESTING COMPUTATION PERIOD. The Plan Year. [TO MODIFY, COMPLETE #44
         BELOW.]

* BREAK IN SERVICE RULES. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [TO MODIFY, COMPLETE #45 BELOW.]

[X] 41.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR ELIGIBILITY.

         [ ] a. A Year of Service is        Hours of Service (may not exceed
                                     ------
                1,000) during an Eligibility Computation Period.
--------------------------------------------------------------------------------

         [ ] b. Use the Equivalency Method (as defined in Section 6.5(a) of the
                BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

                [ ]  (1) All Employees.

                [ ]  (2) Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

         [X] c. Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

[ ] 42. ALTERNATIVE METHOD FOR DETERMINING ELIGIBILITY COMPUTATION PERIODS. (See Section 1.4(c) of the BPD.)

         [ ] a. ONE YEAR OF SERVICE ELIGIBILITY. Eligibility Computation Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

         [ ] b. TWO YEARS OF SERVICE ELIGIBILITY. Eligibility Computation
                Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.


[X] 43.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR VESTING.

         [ ] a. A Year of Service is        Hours of Service (may not exceed
                                     ------
                1,000) during a Vesting Computation Period.

         [ ] b. Use the Equivalency Method (as defined in Section 6.5(a) of the
                BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

                [ ]  (1)  All Employees.

                [ ]  (2)  Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

         [X] c. Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)


[X] 44. ALTERNATIVE METHOD FOR DETERMINING VESTING COMPUTATION PERIODS. Instead of Plan Years, use:

         [X] a. Anniversary Years. (See Section 4.4 of the BPD.)

         [ ] b. (Describe Vesting Computation Period):

                [PRACTITIONER NOTE: ANY VESTING COMPUTATION PERIOD DESCRIBED IN
                B. MUST BE A 12-CONSECUTIVE MONTH PERIOD AND MUST APPLY UNIFORMLY TO ALL PARTICIPANTS.]

[ ] 45.  BREAK IN SERVICE RULES.

         [ ] a. The RULE OF PARITY BREAK IN SERVICE RULE does not apply for purposes of determining eligibility or vesting under the Plan. [IF THIS SELECTION A. IS NOT CHECKED, THE RULE OF PARITY BREAK IN SERVICE RULE APPLIES FOR PURPOSES OF ELIGIBILITY AND VESTING. (SEE SECTIONS 1.6 AND 4.6 OF THE BPD.)]

         [ ] b. ONE-YEAR HOLDOUT BREAK IN SERVICE RULE.

                [ ]  (1)  Applies to determine eligibility for: [CHECK ONE OR
                          BOTH.]

                          [ ]  (a) Employer Contributions (other than Section
                                   401(k) Deferrals).

                          [ ]  (b) Section 401(k) Deferrals. (See Section 1.6(c)
                                   of the BPD.)

                [ ]  (2)  Applies to determine vesting. (See Section 4.6(a) of the BPD.)

[ ] 46. SPECIAL RULES FOR APPLYING EQUIVALENCY METHOD. [THIS #46 MAY ONLY BE CHECKED IF #41.B. AND/OR #43.B. IS CHECKED ABOVE.]

         [ ] a. ALTERNATIVE METHOD. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

                 [ ]  (1)  DAILY METHOD. Each Employee will be credited with 10
                           Hours of Service for each day worked.

                 [ ]  (2)  WEEKLY METHOD. Each Employee will be credited with 45
                           Hours of Service for each week worked.

                 [ ]  (3)  SEMI-MONTHLY METHOD. Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.

--------------------------------------------------------------------------------

         [ ] b.  APPLICATION OF SPECIAL RULES. The alternative method elected in
                 a. applies for purposes of: [CHECK (1) AND/OR (2).]

                 [ ]  (1)  Eligibility. [CHECK THIS (1) ONLY IF #41.B. IS
                           CHECKED ABOVE.]

                 [ ]  (2)  Vesting. [CHECK THIS (2) ONLY IF #43.B. IS CHECKED
                           ABOVE.]

--------------------------------------------------------------------------------
                       PART 8 - ALLOCATION OF FORFEITURES
--------------------------------------------------------------------------------
                           (See Article 5 of the BPD)

[ ] CHECK THIS SELECTION IF ALL CONTRIBUTIONS UNDER THE PLAN ARE 100% VESTED AND SKIP THIS PART 8. (SEE SECTION 5.5 OF THE BPD FOR THE DEFAULT FORFEITURE RULES IF NO FORFEITURE ALLOCATION METHOD IS SELECTED UNDER THIS PART 8.)

47.      TIMING OF FORFEITURE ALLOCATIONS:

                 (1)        (2)
              EMPLOYER   EMPLOYER
                MATCH   NONELECTIVE

         a.      [X]        [X]  In the same Plan Year in which the
                                 forfeitures occur.

         b.      [ ]        [ ]  In the Plan Year following the Plan Year in
                                 which the forfeitures occur.

48.      METHOD OF ALLOCATING FORFEITURES: (See the operating rules in Section
         5.5 of BPD.)48 p.1818

                 (1)        (2)
              EMPLOYER   EMPLOYER
                MATCH   NONELECTIVE

         a.      [ ]        [ ]  Reallocate as additional Employer Nonelective
                                 Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro
                                 Rata Allocation Method under Part 4C, #21.a. of this Agreement.

         b.      [ ]        [ ]  Reallocate as additional Employer Matching
                                 Contributions using the discretionary
                                 allocation method in Part 4B, #16.b. of this Agreement.

         c.      [X]         [X] Reduce the: [CHECK ONE OR BOTH.]

                                 [X] (a) Employer Matching Contributions

                                 [ ] (b) Employer Nonelective Contributions

                                 the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [NOTE: IF BOTH (A) AND (B) ARE CHECKED, THE EMPLOYER MAY ADJUST ITS CONTRIBUTION DEPOSITS IN ANY MANNER, PROVIDED THE TOTAL EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYER NONELECTIVE CONTRIBUTIONS (AS APPLICABLE) PROPERLY TAKE INTO ACCOUNT THE FORFEITURES USED TO REDUCE SUCH CONTRIBUTIONS FOR THAT PLAN YEAR.]

[ ] 49. PAYMENT OF PLAN EXPENSES. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[X] 50. MODIFICATION OF CASH-OUT RULES. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

--------------------------------------------------------------------------------
             PART 9 - DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT
--------------------------------------------------------------------------------
                          (See Section 8.3 of the BPD)

* THE ELECTIONS IN THIS PART 9 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

51. VESTED ACCOUNT BALANCES IN EXCESS OF $5,000. Distribution is first available as soon as administratively feasible following:51 p.1818

         [X] a. the Participant's employment termination date.

         [ ] b. the end of the Plan Year that contains the Participant's employment termination date.

         [ ] c. the first Valuation Date following the Participant's termination of employment.

--------------------------------------------------------------------------------

         [ ] d. the Participant's Normal Retirement Age (or Early Retirement
                Age, if applicable) or, if later, the Participant's employment termination date.

         [ ] e. (Describe distribution event)
                                             -----------------------------------

                [PRACTITIONER NOTE: ANY DISTRIBUTION EVENT DESCRIBED IN E. WILL APPLY UNIFORMLY TO ALL PARTICIPANTS UNDER THE PLAN.]

52. VESTED ACCOUNT BALANCES OF $5,000 OR LESS. Distribution will be made in a LUMP SUM as soon as administratively feasible following:

         [X] a. the Participant's employment termination date.

         [ ] b. the end of the Plan Year that contains the Participant's employment termination date.

         [ ] c. the first Valuation Date following the Participant's termination of employment.

         [ ] d. (Describe distribution event):

                [PRACTITIONER NOTE: ANY DISTRIBUTION EVENT DESCRIBED IN D. WILL APPLY UNIFORMLY TO ALL PARTICIPANTS UNDER THE PLAN.]

[X] 53.  DISABLED PARTICIPANT. A Disabled Participant (as defined in Section
         22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

         [X] a. the date the Participant becomes Disabled.

         [ ] b. the end of the Plan Year in which the Participant becomes
                Disabled.

         [ ] c. (Describe distribution event):

                [PRACTITIONER NOTE: ANY DISTRIBUTION EVENT DESCRIBED IN C. WILL APPLY UNIFORMLY TO ALL PARTICIPANTS UNDER THE PLAN.]

[ ] 54. HARDSHIP WITHDRAWALS FOLLOWING TERMINATION OF EMPLOYMENT. A terminated Participant may request a Hardship withdrawal (as defined in Section
         8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ] 55.  SPECIAL OPERATING RULES.

         [ ] a. MODIFICATION OF PARTICIPANT'S CONSENT REQUIREMENT. A Participant must consent to a distribution from the Plan, even if the Participant's vested Account Balance does not exceed $5,000. See
                Section 8.3(b) of the BPD. [NOTE: IF THIS A. IS NOT CHECKED, THE INVOLUNTARY DISTRIBUTION RULES UNDER SECTION 8.3(B) OF THE BPD APPLY.]

         [ ] b. DISTRIBUTION UPON ATTAINMENT OF NORMAL RETIREMENT AGE (OR AGE
                62, IF LATER). A distribution from the Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PART 10 - IN-SERVICE DISTRIBUTIONS
--------------------------------------------------------------------------------
                          (See Section 8.5 of the BPD)

* THE ELECTIONS IN THIS PART 10 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

56. PERMITTED IN-SERVICE DISTRIBUTION EVENTS: [ELECTIONS UNDER THE SS.401(K) DEFERRALS COLUMN ALSO APPLY TO ANY QNECS, QMACS, AND SAFE HARBOR CONTRIBUTIONS UNLESS OTHERWISE SPECIFIED IN 57D. BELOW.]

                 (1)        (2)         (3)
              SS.401(K)   EMPLOYER    EMPLOYER
              DEFERRALS    MATCH     NONELECTIVE

         a.      [ ]        [X]         [X] In-service distributions are not
                                            available.

         b.      [X]        [ ]         [ ] After age 59 1/2 . [IF EARLIER THAN
                                            AGE 59 1/2 AGE IS DEEMED TO BE AGE
                                            59 1/2 FOR SECTION 401(K) DEFERRALS
                                            IF THE SELECTION IS CHECKED UNDER
                                            THAT COLUMN.]

         c.      [X]        [ ]         [ ] A safe harbor Hardship described in
                                            Section 8.6(a) of the BPD. [Note:
                                            Not applicable to QNECs, QMACs and
                                            Safe Harbor Contributions.]


         d.      N/A        [ ]         [ ] A Hardship described in Section 8.6
                                            (b) of the BPD.

         e.      N/A        [ ]         [ ] After the Participant has
                                            participated in the Plan for at
                                            least ___ years (cannot be less
                                            than 5 years).

         f.      N/A        [ ]         [ ] At any time with respect to the
                                            portion of the vested Account
                                            Balance derived from contributions
                                            accumulated in the Plan for at least
                                            2 years.

         g.      [ ]        [ ]         [ ] Upon a Participant becoming Disabled
                                            (as defined in Section 22.53).

         h.      [ ]        [ ]         [ ] Attainment of Normal Retirement Age.
                                            [IF EARLIER THAN AGE 59 1/2, AGE IS
                                            DEEMED TO BE 59 1/2 FOR SECTION
                                            401(K) DEFERRALS IF THE SELECTION IS
                                            CHECKED UNDER THAT COLUMN.]

         i.      N/A        [ ]         [ ] Attainment of Early Retirement Age.


57.      LIMITATIONS THAT APPLY TO IN-SERVICE DISTRIBUTIONS: 57 p.2020

         [ ] a. Available only if the Account which is subject to withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if NOT checked.)


         [ ] b.  No more than        in-service distribution(s) in a Plan Year.
                              ------

         [ ] c. The minimum amount of any in-service distribution will be $
                                                                           -----
                (may not exceed $1,000).


         [X] d. (Describe limitations on in-service distributions) Withdrawals
                                                                   -----------
                of Rollover Contributions are restricted to distributable
                ---------------------------------------------------------
                events.
                ------


         [PRACTITIONER NOTE: ANY LIMITATIONS DESCRIBED IN D. WILL APPLY UNIFORMLY TO ALL PARTICIPANTS UNDER THE PLAN.]

--------------------------------------------------------------------------------
                         PART 11 - DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
                          (See Section 8.1 of the BPD)

58.      OPTIONAL FORMS OF PAYMENT AVAILABLE UPON TERMINATION OF EMPLOYMENT:

         [X] a. Lump sum distribution of entire vested Account Balance.

         [X] b. Single sum distribution of a portion of vested Account Balance.

         [ ] c. Installments for a specified term.

         [ ] d. Installments for required minimum distributions only.

         [ ] e. Annuity payments (see Section 8.1 of the BPD).

         [ ] f. (Describe optional forms or limitations on available forms)
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

         [PRACTITIONER NOTE: UNLESS SPECIFIED OTHERWISE IN F., A PARTICIPANT MAY RECEIVE A DISTRIBUTION IN ANY COMBINATION OF THE FORMS OF PAYMENT SELECTED IN A. - F. ANY OPTIONAL FORMS OR LIMITATIONS DESCRIBED IN F. WILL APPLY UNIFORMLY TO ALL PARTICIPANTS UNDER THE PLAN.]

59. APPLICATION OF THE QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA) AND QUALIFIED PRERETIREMENT SURVIVOR ANNUITY (QPSA) PROVISIONS: (See
         Article 9 of the BPD.)

         [X]  a.  DO NOT APPLY. [NOTE: THE QJSA AND QPSA PROVISIONS
                  AUTOMATICALLY APPLY TO ANY ASSETS OF THE PLAN THAT WERE RECEIVED AS A TRANSFER FROM ANOTHER PLAN THAT WAS SUBJECT TO THE QJSA AND QPSA RULES. IF THIS A. IS CHECKED, THE QJSA AND QPSA RULES GENERALLY WILL APPLY ONLY WITH RESPECT TO TRANSFERRED ASSETS OR IF DISTRIBUTION IS MADE IN THE FORM OF LIFE ANNUITY. SEE SECTION 9.1(B) OF THE BPD.]

         [ ]  b.  APPLY, with the following modifications: [CHECK THIS B. TO
                  HAVE ALL ASSETS UNDER THE PLAN BE SUBJECT TO THE QJSA AND QPSA REQUIREMENTS. SEE SECTION 9.1(A) OF THE BPD.]

                  [ ]  (1) NO MODIFICATIONS.

                  [ ]  (2) MODIFIED QJSA BENEFIT. Instead of a 50% survivor
                           benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

                           [ ]    (a) 100%.

                           [ ]    (b) 75%.

                           [ ]    (c) 66 2/3%.

                  [ ]  (3) MODIFIED QPSA BENEFIT. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant's vested Account Balance.

         [ ]  c.  ONE-YEAR MARRIAGE RULE. The one-year marriage rule under
                  Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant's death.

--------------------------------------------------------------------------------
                       PART 12 - ADMINISTRATIVE ELECTIONS
--------------------------------------------------------------------------------

* USE THIS PART 12 TO IDENTIFY ADMINISTRATIVE ELECTIONS AUTHORIZED BY THE BPD. THESE ELECTIONS MAY BE CHANGED WITHOUT REEXECUTING THIS AGREEMENT BY SUBSTITUTING A REPLACEMENT OF THIS PAGE WITH NEW ELECTIONS. TO THE EXTENT THIS PART 12 IS NOT COMPLETED, THE DEFAULT PROVISIONS IN THE BPD APPLY.

60.      Are PARTICIPANT LOANS permitted? (See Article 14 of the BPD.)

         [ ] a. No

         [X] b. Yes

                [ ] (1) Use the default loan procedures under Article 14 of the BPD.

                [X] (2) Use a separate written loan policy to modify the loan procedures under Article 14 of the BPD.

61. Are Participants permitted to DIRECT INVESTMENTS? (See Section 13.5(c) of BPD.)

         [ ] a. No

         [X] b. Yes

                [X] (1) Specify Accounts: All Accounts
                                          ------------

                [X] (2) Check this selection if the Plan is intended to comply with ERISA SS.404(C). (See Section 13.5(c)(2) of the
                        BPD.)

62.      Is any portion of the Plan DAILY VALUED? (See Section 13.2(b) of the
         BPD.)

         [ ] a. No

         [X] b. Yes. Specify Accounts and/or investment options: All Accounts
                                                                 ------------

--------------------------------------------------------------------------------

63.      Is any portion of the Plan VALUED PERIODICALLY (other than daily)? (See
         Section 13.2(a) of the BPD.)

         [X] a. No

         [ ] b. Yes

                [ ]   (1)  Specify Accounts and/or investment options:

                [ ]   (2)  Specify valuation date(s):
                [ ]   (3)  The following special allocation rules apply: [IF
                           THIS (3) IS NOT CHECKED, THE BALANCE FORWARD METHOD
                           UNDER SECTION 13.4(A) OF THE BPD APPLIES.]

                           [ ]  (a)  Weighted average method. (See Section 13.4
                                     (a)(2)(i) of the BPD.)

                           [ ]  (b)  Adjusted percentage method, taking
                                     into account        % of contributions made
                                                  -------
                                     during the valuation period. (See Section
                                     13.4(a)(2)(ii) of the BPD.)

                           [ ]  (c)  (Describe allocation rules)
                                                                ----------------

                           [PRACTITIONER NOTE: ANY ALLOCATION RULES DESCRIBED IN
                           (C) MUST BE IN ACCORDANCE WITH A DEFINITE
                           PREDETERMINED FORMULA THAT IS NOT BASED ON
                           COMPENSATION, THAT SATISFIES THE NONDISCRIMINATION REQUIREMENTS OF SS.1.401(A)(4) OF THE REGULATIONS, AND THAT IS APPLIED UNIFORMLY TO ALL PARTICIPANTS.]


64.      Does the Plan accept ROLLOVER CONTRIBUTIONS? (See Section 3.2 of the
         BPD.)

         [ ] a. No              [X]  b.  Yes


65.      Are LIFE INSURANCE investments permitted? (See Article 15 of the BPD.)

         [X] a. No              [ ]  b. Yes


66.      Do the DEFAULT QDRO PROCEDURES under Section 11.5 of the BPD apply?

         [ ] a. No              [X]  b.  Yes


67.      Do the DEFAULT CLAIMS PROCEDURES under Section 11.6 of the BPD apply?

         [ ] a. No              [X]  b.  Yes

--------------------------------------------------------------------------------
                        PART 13 - MISCELLANEOUS ELECTIONS
--------------------------------------------------------------------------------

* THE FOLLOWING ELECTIONS OVERRIDE CERTAIN DEFAULT PROVISIONS UNDER THE BPD AND PROVIDE SPECIAL RULES FOR ADMINISTERING THE PLAN. COMPLETE THE FOLLOWING ELECTIONS TO THE EXTENT THEY APPLY TO THE PLAN.

[ ] 68.  DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES.

         [ ] a. The TOP-PAID GROUP TEST applies. [IF THIS SELECTION A. IS NOT CHECKED, THE TOP-PAID GROUP TEST WILL NOT APPLY. SEE SECTION 22.99(B)(4) OF THE BPD.]

         [ ] b. The CALENDAR YEAR ELECTION applies. [THIS SELECTION B. MAY ONLY BE CHOSEN IF THE PLAN YEAR IS NOT THE CALENDAR YEAR. SEE
                 SECTION 22.99(B)(5) OF THE BPD.]

[ ] 69. SPECIAL ELECTIONS FOR APPLYING THE ANNUAL ADDITIONS LIMITATION UNDER CODE SS.415.

         [ ] a.  The LIMITATION YEAR is the 12-month period ending       . [IF
                                                                   ------
                 THIS SELECTION A. IS NOT CHECKED, THE LIMITATION YEAR IS THE
                 SAME AS THE PLAN YEAR.]

         [ ] b. Total Compensation includes IMPUTED COMPENSATION for a terminated Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

         [ ] c.  OPERATING RULES. Instead of the default provisions under
                 Article 7 of the BPD, the following rules apply:


[ ] 70. ELECTION TO USE OLD-LAW REQUIRED BEGINNING DATE. The Old-Law Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

[X] 71.  SERVICE CREDITED WITH PREDECESSOR EMPLOYERS: (See Section 6.7 of the
         BPD.)

         [X] a.  (Identify Predecessor Employers) Home Federal Savings & Loan
                                                  ---------------------------
                 Association, Fayetteville, NC
                 -----------------------------

--------------------------------------------------------------------------------

         [X] b. Service is credited with these Predecessor Employers for the following purposes:

                 [X] (1) The eligibility service requirements elected in Part 1 of this Agreement.

                 [X] (2) The vesting schedule(s) elected in Part 6 of this
                         Agreement.

                 [ ] (3) The allocation requirements elected in Part 4 of this
                         Agreement.

         [ ] c.  The following service will not be recognized:
                                                              ------------------
                 [NOTE: IF THE EMPLOYER IS MAINTAINING THE PLAN OF A PREDECESSOR EMPLOYER, SERVICE WITH SUCH PREDECESSOR EMPLOYER MUST BE COUNTED FOR ALL PURPOSES UNDER THE PLAN. THIS #71 MAY BE COMPLETED WITH RESPECT TO SUCH PREDECESSOR EMPLOYER INDICATING ALL SERVICE UNDER SELECTIONS (1), (2) AND (3) WILL BE CREDITED. THE FAILURE TO COMPLETE THIS #71 WHERE THE EMPLOYER IS MAINTAINING THE PLAN OF A PREDECESSOR EMPLOYER WILL NOT OVERRIDE THE REQUIREMENT THAT SUCH PREDECESSOR SERVICE BE CREDITED FOR ALL PURPOSES UNDER THE PLAN. (SEE SECTION 6.7 OF THE BPD.) IF THE EMPLOYER IS NOT MAINTAINING THE PLAN OF A PREDECESSOR EMPLOYER, SERVICE WITH SUCH PREDECESSOR EMPLOYER WILL BE CREDITED UNDER THIS PLAN ONLY IF SPECIFICALLY ELECTED UNDER THIS #71. IF THE ABOVE CREDITING RULES ARE TO APPLY DIFFERENTLY TO SERVICE WITH DIFFERENT PREDECESSOR EMPLOYERS, ATTACH SEPARATELY COMPLETED ELECTIONS FOR THIS ITEM, USING THE SAME FORMAT AS ABOVE BUT LISTING ONLY THOSE PREDECESSOR EMPLOYERS TO WHICH THE SEPARATE ATTACHMENT RELATES.]

[ ] 72.  SPECIAL RULES WHERE EMPLOYER MAINTAINS MORE THAN ONE PLAN.

         [ ] a. TOP-HEAVY MINIMUM CONTRIBUTION - EMPLOYER MAINTAINS THIS PLAN AND ONE OR MORE DEFINED CONTRIBUTION PLANS. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

                 [ ]  (1)  This Plan.

                 [ ]  (2)  The following Defined Contribution Plan maintained by the Employer:
                                        ----------------------------------------

                 [ ]  (3)  Describe method for providing the top-heavy minimum contribution:
                                        ----------------------------------------

         [ ] b. TOP-HEAVY MINIMUM BENEFIT - EMPLOYER MAINTAINS THIS PLAN AND ONE OR MORE DEFINED BENEFIT PLANS. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

                 [ ]  (1)  This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

                 [ ]  (2)  The following Defined Benefit Plan maintained by the
                           Employer:
                                    --------------------------------------------
                 [ ]  (3)  Describe method for providing the top-heavy minimum contribution:
                                        ----------------------------------------



         [ ] c. LIMITATION ON ANNUAL ADDITIONS. This c. should be checked only if the Employer maintains another Defined Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:



[X] 73.  SPECIAL DEFINITION OF DISABLED. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under
         Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD: a Member who is separated
                                                    -------------------------
         from Employment by reason of a disability which is expected to last in
         -----------------------------------------------------------------------
         excess of 12 consecutive months and who is either (i) eligible for, or
         -----------------------------------------------------------------------
         is receiving, disability insurance benefits under the Federal Social
         -----------------------------------------------------------------------
         Security Act or (ii) approved for disability under the provisions of
         -----------------------------------------------------------------------
         any other benefit program or policy maintained by the Employer, which
         -----------------------------------------------------------------------
         policy or program is applied on a uniform and nondiscriminatory basis
         -----------------------------------------------------------------------
         to all Employees of the Employer [NOTE: ANY DEFINITION INCLUDED UNDER
         --------------------------------
         THIS #73 MUST SATISFY THE REQUIREMENTS OF SS.1.401(A)(4) OF THE REGULATIONS AND MUST BE APPLIED UNIFORMLY TO ALL PARTICIPANTS.]

--------------------------------------------------------------------------------

[X] 74. FAIL-SAFE COVERAGE PROVISION. [THIS SELECTION #74 MUST BE CHECKED TO APPLY THE FAIL-SAFE COVERAGE PROVISION UNDER SECTION 2.7 OF THE BPD.]

         [X] a. The Fail-Safe Coverage Provision described in Section 2.7 of the
                BPD applies without modification.

         [ ] b. The Fail-Safe Coverage Provisions described in Section 2.7 of the BPD applies with the following modifications:

                [ ]  (1)  The special rule for Top-Heavy Plans under Section
                          2.7(a) of the BPD does not apply.

                [ ]  (2)  The Fail-Safe Coverage Provision is based on Included
                          Compensation as described under Section 2.7(d) of the BPD.

[ ] 75. ELECTION NOT TO PARTICIPATE (SEE SECTION 1.10 OF THE BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [NOTE: USE OF THIS PROVISION COULD RESULT IN A VIOLATION OF THE MINIMUM COVERAGE RULES UNDER CODE SS.410(B).]


[ ] 76. PROTECTED BENEFITS. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                                 SIGNATURE PAGE
--------------------------------------------------------------------------------

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #02 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):        SIGNATURE(S):           DATE:

         -----------------------------------------------        ---------------------   -------------------

         -----------------------------------------------        ---------------------   -------------------

         -----------------------------------------------        ---------------------   -------------------

78.      EFFECTIVE DATE OF THIS AGREEMENT:
         [ ]  a. NEW PLAN. Check this selection if this is a new Plan. Effective
                 Date of the Plan is:
                                      ------------------------------------------
         [X]  b. RESTATED PLAN. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement
                 is:  January 1, 2006
                      ---------------
                 (1)  Designate the plan(s) being amended by this restatement:
                      First South Bank Employees' Savings & Profit Sharing Plan
                      ---------------------------------------------------------
                      and Trust
                      ---------
                  (2) Designate the original Effective Date of this Plan
                      (OPTIONAL): July 1, 1995
                                  ------------
         [ ] c. AMENDMENT BY PAGE SUBSTITUTION. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [IF THIS C. IS CHECKED, COMPLETE THE REMAINDER OF THIS SIGNATURE PAGE IN THE SAME MANNER AS THE SIGNATURE PAGE BEING REPLACED.]

                  (1) Identify the page(s) being replaced:
                                                          ----------------------
                  (2) Effective Date(s) of such changes:
                                                        ------------------------
         [ ]  d.  SUBSTITUTION OF SPONSOR. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.
                  (1) Effective Date of the amendment is:
                                                         -----------------------
[X] 79. Check this #79 if any SPECIAL EFFECTIVE DATES apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80. PROTOTYPE SPONSOR INFORMATION. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

         a. NAME OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):
            SunTrust Bank
            --------------------------------------------------------------------
         b. ADDRESS OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):
            8515 E. Orchard Rd., Greenwood Village, CO 80111
            --------------------------------------------------------------------
         c. TELEPHONE NUMBER OF PROTOTYPE SPONSOR (OR AUTHORIZED
            REPRESENTATIVE):
            800-211-8757
            --------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS PROTOTYPE PLAN. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under ss.401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                               TRUSTEE DECLARATION
--------------------------------------------------------------------------------

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #02 and this Agreement.

81.      NAME(S) OF TRUSTEE(S):                 SIGNATURE(S) OF TRUSTEE(S):     DATE:
         SunTrust Bank
         ----------------------------------     ---------------------------     -------------------

         ----------------------------------     ---------------------------     -------------------

         ----------------------------------     ---------------------------     -------------------

         ----------------------------------     ---------------------------     -------------------

         ----------------------------------     ---------------------------     -------------------

         ----------------------------------     ---------------------------     -------------------

82.      EFFECTIVE DATE OF THIS TRUSTEE DECLARATION: January 1, 2006

83.      THE TRUSTEE'S INVESTMENT POWERS ARE:

    [ ]  a.   DISCRETIONARY TRUSTEE. The Trustee has discretion to invest
              Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

    [X]  b.   DIRECTED TRUSTEE ONLY. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

    [ ]  c.   SEPARATE TRUST AGREEMENT. The Trustee's investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD.
              [NOTE: THE SEPARATE TRUST DOCUMENT IS INCORPORATED AS PART OF THIS
              PLAN AND MUST BE ATTACHED HERETO. THE RESPONSIBILITIES, RIGHTS AND
              POWERS OF THE TRUSTEE ARE those SPECIFIED IN THE SEPARATE TRUST
              AGREEMENT. IF THIS C. IS CHECKED, THE TRUSTEE NEED NOT SIGN OR
              DATE THIS TRUSTEE DECLARATION UNDER #81 ABOVE.]

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                           CO-SPONSOR ADOPTION PAGE #1
--------------------------------------------------------------------------------

[X] CHECK THIS SELECTION AND COMPLETE THE REMAINDER OF THIS PAGE IF A RELATED EMPLOYER WILL EXECUTE THIS PLAN AS A CO-SPONSOR. [NOTE: ONLY A RELATED EMPLOYER (AS DEFINED IN SECTION 22.164 OF THE BPD) THAT EXECUTES THIS CO-SPONSOR ADOPTION PAGE MAY ADOPT THE PLAN AS A CO-SPONSOR. SEE ARTICLE 21 OF THE BPD FOR RULES RELATING TO THE ADOPTION OF THE PLAN BY A CO-SPONSOR. IF THERE IS MORE THAN ONE CO-SPONSOR, EACH ONE SHOULD EXECUTE A SEPARATE CO-SPONSOR ADOPTION PAGE. ANY REFERENCE TO THE "EMPLOYER" IN THIS AGREEMENT IS ALSO A REFERENCE TO THE CO-SPONSOR, UNLESS OTHERWISE NOTED.]

84.      NAME OF CO-SPONSOR: First South Leasing
                             ---------------------------------------------------

85.      EMPLOYER IDENTIFICATION NUMBER (EIN) OF THE CO-SPONSOR: 56-2266858
                                                                 ---------------
By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

86.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):        SIGNATURE(S):           DATE:

         ----------------------------------------------         --------------------    ----------------

         ----------------------------------------------         --------------------    ----------------

         ----------------------------------------------         --------------------    ----------------

87.      EFFECTIVE DATE OF THIS CO-SPONSOR ADOPTION PAGE: January 1, 2006
                                                          ----------------------
         [X] a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

         [ ] b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                (1) Designate the plan(s) being amended by this restatement:

                    ------------------------------------------------------------
                (2) Designate the original Effective Date of the Co-Sponsor's
                    Plan (OPTIONAL):
                                    --------------------------------------------

[ ] 88. ALLOCATION OF CONTRIBUTIONS. If this #88 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [NOTE: THE SELECTION OF THIS #88 MAY REQUIRE ADDITIONAL TESTING OF THE PLAN. SEE SECTION 21.3 OF THE BPD.]

[ ] 89.  DESCRIBE ANY SPECIAL EFFECTIVE DATES:
                                              ----------------------------------

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                      APPENDIX A - SPECIAL EFFECTIVE DATES
--------------------------------------------------------------------------------

A-1   [ ]   ELIGIBILITY CONDITIONS. The eligibility conditions specified in Part
            1 of this Agreement are effective:
                                              ----------------------------------
A-2   [ ]   ENTRY DATE. The Entry Date provisions specified in Part 2 of this
            Agreement are effective:
                                    --------------------------------------------
A-3   [ ]   SECTION 401(K) DEFERRALS. The provisions regarding Section 401(k)
            Deferrals selected under Part 4A of this Agreement are effective:

            --------------------------------------------------------------------
A-4   [ ]   MATCHING CONTRIBUTION FORMULA. The Employer Matching Contribution
            formula(s) selected under Part 4B of this Agreement are effective:

            --------------------------------------------------------------------
A-5   [ ]   EMPLOYER CONTRIBUTION FORMULA. The Employer Nonelective Contribution
            formula(s) selected under Part 4C of this Agreement are effective:

            --------------------------------------------------------------------
A-6   [ ]   ALLOCATION CONDITIONS FOR RECEIVING AN EMPLOYER MATCHING
            CONTRIBUTION. The allocation conditions designated under Part 4B,
            #19 of this Agreement are effective:
                                                --------------------------------
A-7   [ ]   ALLOCATION CONDITIONS FOR RECEIVING AN EMPLOYER NONELECTIVE
            CONTRIBUTION. The allocation conditions designated under Part 4C,
            #24 of this Agreement are effective:
                                                --------------------------------
A-8   [ ]   SAFE HARBOR 401(K) PLAN PROVISIONS. The Safe Harbor 401(k) Plan
            provisions under Part 4E of this Agreement are effective:

            --------------------------------------------------------------------
A-9   [ ]   VESTING RULES. The vesting schedules selected under Part 6 of this
            Agreement are effective:

                                    --------------------------------------------
A-10  [ ]   SERVICE CREDITING RULES FOR ELIGIBILITY. The service crediting rules for determining a Year of Service for eligibility purposes under
            Section 1.4 of the BPD and Part 7 of this Agreement are effective:

            --------------------------------------------------------------------
A-11  [ ]   SERVICE CREDITING RULES FOR VESTING. The service crediting rules for determining a Year of Service for vesting purposes under Section 4.5 of the BPD and Part 7 of this Agreement are effective:

            --------------------------------------------------------------------
A-12  [ ]   FORFEITURE PROVISIONS. The forfeiture provisions selected under Part
            8 of this Agreement are effective:
                                              ----------------------------------
A-13  [ ]   DISTRIBUTION PROVISIONS. The distribution options selected under
            Part 9 of the Agreement are effective for distributions occurring after:
                  --------------------------------------------------------------
A-14  [ ]   IN-SERVICE DISTRIBUTION PROVISIONS. The in-service distribution options selected under Part 10 of the Agreement are effective for distributions occurring after:
                                          --------------------------------------
A-15  [X]   FORMS OF DISTRIBUTION. The optional forms of distribution selected under Part 11 of this Agreement are eligible for distributions occurring after: April 1, 2006. Prior to April 1, 2006, Installments
                             ---------------------------------------------------
            are an optional form of distribution
            --------------------------------------------------------------------
A-16  [ ]   SPECIAL EFFECTIVE DATE PROVISIONS FOR MERGED PLANS. If any qualified retirement plans have been merged into this Plan, the provisions of
            Section 22.59 apply, except as otherwise provided under this A-16:

            -----------------------------------
A-17  [ ]   OTHER SPECIAL EFFECTIVE DATES:
                                           -------------------------------------

--------------------------------------------------------------------------------
                                       28

                                     EGTRRA
                                AMENDMENT TO THE

       FIRST SOUTH BANK EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

EGTRRA - EMPLOYER

                                    ARTICLE I
                                    PREAMBLE

1.1      Adoption and effective date of amendment. This amendment of the plan is
         ----------------------------------------
         adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2      Supersession of inconsistent provisions. This amendment shall supersede
         ---------------------------------------
         the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS
         -----------------------------------------------------------------------

         THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.
         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:
         1) THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6 YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO 2002).
         2) ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS (IF THE PLAN IS NOT SUBJECT TO THE QUALIFIED JOINT AND SURVIVOR ANNUITY RULES AND PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL
             PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.
         3)  THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE
             6 MONTHS AND THIS WILL ONLY APPLY TO HARDSHIP DISTRIBUTIONS MADE
             AFTER 2001.
         4)  CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.
         5) FOR TARGET BENEFIT PLANS, THE INCREASED COMPENSATION LIMIT OF $200,000 WILL BE APPLIED RETROACTIVELY (I.E., TO YEARS PRIOR TO
             2002).

         -----------------------------------------------------------------------

2.1      VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

         If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

         If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

              Years of vesting service           Nonforfeitable percentage

                        2                                   20%
                        3                                   40%
                        4                                   60%
                        5                                   80%
                        6                                  100%

         If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

         In lieu of the above vesting schedule, the employer elects the following schedule:
         a. [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).
         b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).
         c. [ ] Other (must be at least as liberal as a. or the b. above):

--------------------------------------------------------------------------------

EGTRRA - EMPLOYER

               Years of vesting service           Nonforfeitable percentage

                       ________                           _________%
                       ________                           _________%
                       ________                           _________%
                       ________                           _________%
                       ________                           _________%

         The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.
         d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS (FOR PROFIT SHARING AND 401(K) PLANS ONLY). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
         a. [ ] Rollover contributions will not be excluded.
         b. [ ] Rollover contributions will be excluded only with respect to
                distributions made after             . (Enter a date no earlier
                                        -------------
                than December 31, 2001.)
         c. [ ] Rollover contributions will only be excluded with respect to
                participants who separated from service after           .
                                                             ----------- (Enter
                a date. The date may be earlier than December 31, 2001.)

2.3 SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
            [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 CATCH-UP CONTRIBUTIONS (FOR 401(K) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions (Article VI) unless the option below is elected.
            [ ] The plan does not permit catch-up contributions to be made.

2.5 FOR TARGET BENEFIT PLANS ONLY: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.
            [ ] The increased compensation limit will not apply to years prior to 2002.

                                   ARTICLE III
                        VESTING OF MATCHING CONTRIBUTIONS

3.1      Applicability. This Article shall apply to participants who complete an
         -------------
         Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2      Vesting schedule. A participant's accrued benefit derived from employer
         ----------------
         matching contributions shall vest as provided in Section 2.1 of this amendment.

                                   ARTICLE IV
                              INVOLUNTARY CASH-OUTS

4.1      Applicability and effective date. If the plan provides for involuntary
         --------------------------------
         cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2      Rollovers disregarded in determining value of account balance for
         -----------------------------------------------------------------
         involuntary distributions. For purposes of the Sections of the plan
         -------------------------
         that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections

--------------------------------------------------------------------------------

EGTRRA - EMPLOYER

         402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the
         Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                    ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1      Applicability and effective date. If the plan provides for hardship
         --------------------------------
         distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2      Suspension period following hardship distribution. A participant who
         -------------------------------------------------
         receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this
----------------------
amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant
------------------------------
taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits
-------------------------------------------------------
loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
              LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1      Effective date. This Section shall be effective for limitation years
         --------------
         beginning after December 31, 2001.

9.2      Maximum annual addition. Except to the extent permitted under Article
         -----------------------
         VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

         a.   $40,000, as adjusted for increases in the cost-of-living under
              Section 415(d) of the Code, or

         b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

--------------------------------------------------------------------------------

EGTRRA - EMPLOYER

         The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                    ARTICLE X
                         MODIFICATION OF TOP-HEAVY RULES

10.1     Effective date. This Article shall apply for purposes of determining
         --------------
         whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2     Determination of top-heavy status.
         ---------------------------------

10.2.1   Key employee. Key employee means any employee or former employee
         ------------
         (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of
         Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2   Determination of present values and amounts. This Section 10.2.2 shall
         -------------------------------------------
         apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

         a.       Distributions during year ending on the determination date.
                  ----------------------------------------------------------
                  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         b.       Employees not performing services during year ending on the
                  -----------------------------------------------------------
                  determination date. The accrued benefits and accounts of any
                  ------------------
                  individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3     Minimum benefits.
         ----------------

10.3.1   Matching contributions. Employer matching contributions shall be taken
         ----------------------
         into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2   Contributions under other plans. The employer may provide, in an
         -------------------------------
         addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1     Effective date. This Article shall apply to distributions made after
         --------------
         December 31, 2001.

11.2     Modification of definition of eligible retirement plan. For purposes of
         ------------------------------------------------------
         the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a

--------------------------------------------------------------------------------

EGTRRA - EMPLOYER

         distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3     Modification of definition of eligible rollover distribution to exclude
         -----------------------------------------------------------------------
         hardship distributions. For purposes of the direct rollover provisions
         ----------------------
         of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4     Modification of definition of eligible rollover distribution to include
         -----------------------------------------------------------------------
         after-tax employee contributions. For purposes of the direct rollover
         --------------------------------
         provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or
         (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a
--------------------------
nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                           REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury
---------------------------
Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                   ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1     Elective Deferrals - Contribution Limitation. No participant shall be
         --------------------------------------------
         permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
         Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2     Maximum Salary Reduction Contributions for SIMPLE plans. If this is a
         -------------------------------------------------------
         SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                           SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of
-------------------------------
the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                   ARTICLE XVI
                    DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1     Effective date. This Article shall apply for distributions and
         --------------
         transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2     New distributable event. A participant's elective deferrals, qualified
         -----------------------
         nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

--------------------------------------------------------------------------------

EGTRRA - EMPLOYER

This amendment has been executed this                  day of
                                      -----------------       -----------------,
-----------.

Name of Employer: First South Bank


By:
   ---------------------------------------
                  EMPLOYER

Name of Plan: First South Bank Employees' Savings & Profit Sharing Plan
              and Trust




--------------------------------------------------------------------------------

                                   POST-EGTRRA
                                AMENDMENT TO THE

       FIRST SOUTH BANK EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

POST-EGTRRA - EMPLOYER

                                    ARTICLE I
                                    PREAMBLE

1.1      Adoption and effective date of amendment. This amendment of the plan is
         ----------------------------------------
         adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Job Creation and Worker Assistance Act of 2002, and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2      Supersession of inconsistent provisions. This amendment shall supersede
         ---------------------------------------
         the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

         THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:

         1. IF CATCH-UP CONTRIBUTIONS ARE PERMITTED, THEN THE CATCH-UP CONTRIBUTIONS ARE TREATED LIKE ANY OTHER ELECTIVE DEFERRALS FOR PURPOSES OF DETERMINING MATCHING CONTRIBUTIONS UNDER THE PLAN.

         2. FOR PLANS SUBJECT TO THE QUALIFIED JOINT AND SURVIVOR ANNUITY RULES, ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS (IF THE PLAN PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.

         3. AMOUNTS THAT ARE "DEEMED 125 COMPENSATION" ARE NOT INCLUDED IN THE DEFINITION OF COMPENSATION.

2.1 EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
         a. [ ] Rollover contributions will not be excluded.
         b. [ ] Rollover contributions will be excluded only with respect to
                distributions made after           . (Enter a date no earlier
                                         ----------
                than December 31, 2001).
         c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)

2.2 CATCH-UP CONTRIBUTIONS (FOR 401(K) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
         a. [ ] The plan does not permit catch-up contributions to be made.
         b. [ ] Catch-up contributions are permitted effective as of:
                                                                     -----------
            (enter a date no earlier than January 1, 2002).

         AND, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.
         c. [ ] Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3 DEEMED 125 COMPENSATION. Article VI of this amendment shall not apply unless otherwise elected below.

            [ ] Article VI of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning
                on or after        (insert the later of January 1, 1998, or the
                           --------
                first day of the first plan year the Plan used this definition).

                                   ARTICLE III
                              INVOLUNTARY CASH-OUTS

3.1      Applicability and effective date. If the plan is subject to the
         --------------------------------
         qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

--------------------------------------------------------------------------------

3.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                   ARTICLE IV
                             HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution. If the
-----------------------------------------------------------------------
plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to
Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

                                    ARTICLE V
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this
----------------------
amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of
the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.

                                   ARTICLE VI
                             DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in
Section 2.3 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

This amendment has been executed this                       day of
                                       --------------------        ------------,
---------------.

Name of Plan: First South Bank Employees' Savings & Profit Sharing Plan and
              -------------------------------------------------------------
              Trust
              -----
Name of Employer: First South Bank
                  -------------------------------

By:
    ---------------------------------------------
                     EMPLOYER

--------------------------------------------------------------------------------
                                       2

                                 401(A)(9) MODEL
                                AMENDMENT TO THE

       FIRST SOUTH BANK EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

401(A)(9) - SPONSOR

                   MINIMUM DISTRIBUTION REQUIREMENTS AMENDMENT

                                    ARTICLE I
                                  GENERAL RULES

1.1      Effective Date. Unless a later effective date is specified in Section
         --------------
         6.1 of this Amendment, the provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

1.2      Coordination with Minimum Distribution Requirements Previously in
         -----------------------------------------------------------------
         Effect. If the effective date of this Amendment is earlier than
         ------
         calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment equals or exceeds the required minimum distributions determined under this Amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

1.3      Precedence. The requirements of this Amendment will take precedence
         ----------
         over any inconsistent provisions of the Plan.

1.4      Requirements of Treasury Regulations Incorporated. All distributions
         -------------------------------------------------
         required under this Amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5      TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions
         ---------------------------------
         of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

1.6      Adoption by prototype sponsor. Except as otherwise provided herein,
         -----------------------------
         pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization hereby adopts this amendment on behalf of all adopting employers.

                                   ARTICLE II
                         TIME AND MANNER OF DISTRIBUTION

2.1      Required Beginning Date. The Participant's entire interest will be
         -----------------------
         distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

2.2      Death of Participant Before Distributions Begin. If the Participant
         -----------------------------------------------
         dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

         (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

         For purposes of this Section 2.2 and Article IV, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

--------------------------------------------------------------------------------

401(A)(9) - SPONSOR

2.3      Forms of Distribution. Unless the Participant's interest is distributed
         ---------------------
         in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Articles III and IV of this Amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

                                   ARTICLE III
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

3.1      Amount of Required Minimum Distribution For Each Distribution Calendar
         ----------------------------------------------------------------------
         Year. During the Participant's lifetime, the minimum amount that will
         ----
         be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in
         Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

         (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

3.2      Lifetime Required Minimum Distributions Continue Through Year of
         ----------------------------------------------------------------
         Participant's Death. Required minimum distributions will be determined
         -------------------
         under this Article 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                                   ARTICLE IV
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

4.1      Death On or After Date Distributions Begin.
         ------------------------------------------

         (a) Participant Survived by Designated Beneficiary. If the Participant
             ----------------------------------------------
         dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the Participant dies on or after the
             -------------------------
         date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2      Death Before Date Distributions Begin.
         -------------------------------------

         (a) Participant Survived by Designated Beneficiary. Except as provided
             ----------------------------------------------
         in Article VI, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 4.1.

         (b) No Designated Beneficiary. If the Participant dies before the date
             -------------------------
         distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

--------------------------------------------------------------------------------

401(A)(9) - SPONSOR

         (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and if the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the Participant.

                                    ARTICLE V
                                   DEFINITIONS

5.1      Designated beneficiary. The individual who is designated as the
         ----------------------
         Beneficiary under the Plan and is the designated beneficiary under
         Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2      Distribution calendar year. A calendar year for which a minimum
         --------------------------
         distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under
         Section 2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3      Life expectancy. Life expectancy as computed by use of the Single Life
         ---------------
         Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4      Participant's account balance. The account balance as of the last
         -----------------------------
         valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5      Required beginning date. The date specified in the Plan when
         -----------------------
         distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

                                   ARTICLE VI
                          ADOPTION AGREEMENT ELECTIONS

         THE QUESTIONS IN THIS ARTICLE VI ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE VI, THE FOLLOWING DEFAULTS APPLY:

         1) THE MINIMUM DISTRIBUTION REQUIREMENTS ARE EFFECTIVE FOR DISTRIBUTION CALENDAR YEARS BEGINNING WITH THE 2002 CALENDAR YEAR UNLESS A LATER DATE IS SPECIFIED IN SECTION 6.1 OF THIS AMENDMENT.

         2) PARTICIPANTS OR BENEFICIARIES MAY ELECT ON AN INDIVIDUAL BASIS WHETHER THE 5-YEAR RULE OR THE LIFE EXPECTANCY RULE IN THE PLAN APPLIES TO DISTRIBUTIONS AFTER THE DEATH OF A PARTICIPANT WHO HAS A DESIGNATED BENEFICIARY.

6.1 EFFECTIVE DATE OF PLAN AMENDMENT FOR SECTION 401(A)(9) FINAL AND TEMPORARY TREASURY REGULATIONS.

         [ ] This Amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year
                  that are made on or after       (leave blank if this Amendment
                                           -------
                  does not apply to any minimum distributions for the 2002 distribution calendar year).

6.2      ELECTION TO NOT PERMIT PARTICIPANTS OR BENEFICIARIES TO ELECT 5-YEAR
         RULE.

         Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of this Amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under
         Section 2.2 of this Amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of this Amendment and, if applicable, the elections in Section 6.3 of this Amendment below.

         [ ] The provision set forth above in this Section 6.2 shall not apply. Rather, Sections 2.2 and 4.2 of this Amendment shall apply except as elected in Section 6.3 of this Amendment below.
--------------------------------------------------------------------------------

401(A)(9) - SPONSOR

6.3      ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO DESIGNATED
         BENEFICIARIES.

         [ ] If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

                  If the above is elected, then this election will apply to:

                  [ ]    All distributions.

                  [ ]    The following distributions:                 .
                                                     -----------------

6.4 ELECTION TO ALLOW DESIGNATED BENEFICIARY RECEIVING DISTRIBUTIONS UNDER 5-YEAR RULE TO ELECT LIFE EXPECTANCY DISTRIBUTIONS.

         [ ] A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any election made by the employer in Article VI, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[SPONSOR'S SIGNATURE AND ADOPTION DATE ARE ON FILE WITH SPONSOR]

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN MADE IN ARTICLE VI OF THIS AMENDMENT.

This amendment has been executed this                       day of
                                       --------------------        ------------,
---------------.

Name of Plan: First South Bank Employees' Savings & Profit Sharing Plan and
              -------------------------------------------------------------
              Trust
              -----

Name of Employer: First South Bank
                  ---------------------------

By:
   ------------------------------------------
                   EMPLOYER


--------------------------------------------------------------------------------
                                       4

SPONSOR - LOWER CASH-OUT THRESHOLD


                        MANDATORY DISTRIBUTION AMENDMENT
                          (CODE SECTION 401(A)(31)(B))


                                    ARTICLE I
                            APPLICATION OF AMENDMENT

1.1      Effective Date. Unless a later effective date is specified in Article
         --------------
         III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2      Precedence. This Amendment supersedes any inconsistent provision of the
         ----------
         Plan.

1.3      Adoption by prototype sponsor. Except as otherwise provided herein,
         -----------------------------
         pursuant to authority granted by Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization of the prototype hereby adopts this amendment on behalf of all adopting employers.

                                   ARTICLE II
                   DEFAULT PROVISION: LOWER MANDATORY CASH-OUT
                               THRESHOLD TO $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan for the mandatory distribution of amounts not exceeding $5,000, are amended as follows:

The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant's interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

                                   ARTICLE III
                        EMPLOYER'S ALTERNATIVE ELECTIONS

3.1  ( ) EFFECTIVE DATE OF PLAN AMENDMENT

         This Amendment applies with respect to distributions made on or after _______________ (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2  ( ) ELECTION TO IMPLEMENT AUTOMATIC IRA ROLLOVER RULES

         a.  ( )  IRA rollover of amounts over $1,000. In lieu of the
                  -----------------------------------
                  default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

                  In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant's consent, if the Participant does not elect to have such distribution paid directly to an "eligible retirement plan" specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

         b.  ( )  IRA rollover of amounts over and under $1,000. In lieu of
                  ---------------------------------------------
                  the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

                  In the event of a mandatory distribution that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant's consent, if the Participant does not elect to have such distribution paid directly to an "eligible retirement plan" specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

--------------------------------------------------------------------------------

3.3 ( ) ELECTION TO MODIFY MANDATORY DISTRIBUTION THRESHOLD (MAY NOT BE ELECTED IF 3.2 ABOVE IS ELECTED)

         In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

         a.   ( ) No mandatory distributions. Participant consent to the
                  --------------------------
                  distribution shall now be required before the distribution may be made.

         b.   ( ) Reduction of threshold to amount less than $1,000. The
                  -------------------------------------------------
                  $5,000 dollar threshold in such provisions is reduced to $______ (enter an amount less than $1,000) and the value of the Participant's interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

--------------------------------------------------------------------------------

SPONSOR - LOWER CASH-OUT THRESHOLD

Except with respect to any election made by the employer in Article III, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[SPONSOR'S SIGNATURE AND ADOPTION DATE ARE ON FILE WITH SPONSOR]

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN MADE IN ARTICLE III HEREIN.


This amendment has been executed this                       day of
                                       --------------------        ------------,
---------------.

Name of Plan: First South Bank Employees' Savings & Profit Sharing Plan and
              -------------------------------------------------------------
              Trust
              -----

Name of Employer: First South Bank
                  ---------------------------

By:
   ------------------------------------------
                    EMPLOYER


--------------------------------------------------------------------------------
                                       3